     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JANUARY 23, 2001
                                                      Registration No. 333-_____

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM S-3
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                 AAMES CAPITAL CORPORATION                                AAMES CAPITAL ACCEPTANCE CORP.
  (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)      (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
          CALIFORNIA                    95-4438859                    DELAWARE                    95-4619902
   (STATE OF INCORPORATION)          (I.R.S. EMPLOYER         (STATE OF INCORPORATION)         (I.R.S. EMPLOYER
                                    IDENTIFICATION NO.)                                       IDENTIFICATION NO.)

                  350 SOUTH GRAND AVENUE                                      350 SOUTH GRAND AVENUE
               LOS ANGELES, CALIFORNIA 90071                              LOS ANGELES, CALIFORNIA 90071
                       323/210-5000                                                323/210-5270
    (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER,        (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER,
 INCLUDING AREA CODE, OF REGISTRANT'S PRINCIPAL                   INCLUDING AREA CODE, OF REGISTRANT'S PRINCIPAL
               EXECUTIVE OFFICES)                                               EXECUTIVE OFFICES)

                 JOHN F. MADDEN, JR., ESQ.                                  JOHN F. MADDEN, JR., ESQ.
                 AAMES CAPITAL CORPORATION                             AAMES CAPITAL ACCEPTANCE CORPORATION
                  350 SOUTH GRAND AVENUE                                      350 SOUTH GRAND AVENUE
               LOS ANGELES, CALIFORNIA 90071                              LOS ANGELES, CALIFORNIA 90071
                       323/210-5000                                                323/210-5000
 (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE              (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE
  NUMBER, INCLUDING AREA CODE, OF AGENT FOR SERVICE)              NUMBER, INCLUDING AREA CODE, OF AGENT FOR SERVICE)

                                                    ------------------
                                                        Copies to:

                  Reed D. Auerbach, Esq.                                       Gail G. Watson, Esq.
               Stroock & Stroock & Lavan LLP                                     Brown & Wood LLP
                      180 Maiden Lane                                         One World Trade Center
                 New York, New York 10038                                    New York, New York 10048

APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: From time to time after this Registration Statement becomes effective.

  If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. |_|

  If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. |X|

  If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. |_|

  If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. |_|

  If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. |_|

                         CALCULATION OF REGISTRATION FEE

                                                PROPOSED MAXIMUM          PROPOSED MAXIMUM
 TITLE OF SECURITIES TO BE   AMOUNT TO BE           AGGREGATE                 AGGREGATE         AMOUNT OF
       REGISTERED(1)          REGISTERED       PRICE PER UNIT (1)          OFFERING PRICE       REGISTRATION FEE
Asset-Backed Certificates
and Asset-Backed Notes       $1,000,000.00            100%                  $1,000,000.00           $250.00


(1) Estimated solely for the purpose of calculating the registration fee.

         THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

                                INTRODUCTORY NOTE

         This Registration Statement contains (i) a form of Prospectus relating to the offering of a series of Asset-Backed Certificates and Asset-Backed Bonds by various Aames Mortgage Trusts created from time to time by Aames Capital Corporation or Aames Capital Acceptance Corp. and (ii) two forms of Prospectus Supplement relating to the offering by Aames Mortgage Trusts of the particular series of Asset-Backed Certificates or of Asset-Backed Bonds described therein. Each form of Prospectus Supplement relates only to the securities described therein and is a form which, among others, may be used by Aames Capital Corporation or Aames Capital Acceptance Corp. to offer Asset-Backed Certificates and/or Asset-Backed Bonds under this Registration Statement.

PROSPECTUS SUPPLEMENT
(TO PROSPECTUS DATED ________________, 200_)

                               $-----------------
                         AAMES MORTGAGE TRUST _________
                MORTGAGE PASS-THROUGH CERTIFICATES, SERIES ______

                            AAMES CAPITAL CORPORATION
                                   AS SPONSOR

                         ------------------------------
                                   AS SERVICER

       Offered           Principal           Pass-Through           Price To           Underwriting        Proceeds to the
    Certificates          Balance                Rate               Public(1)            Discount           Sponsor(1)(2)
------------------------------------------------------------------------------------------------------------------------------
Class A-1F               $                       %                        %                 %                        %
Class A-2F               $                       %                        %                 %                        %
Class A-3F               $                       %                        %                 %                        %
Class A-4F               $                       %                        %                 %                        %
Class A-5F               $                    %(3)(4)                     %                 %                        %
Class A-6F               $                    %(3)(4)                     %                 %                        %
Class A-V1               $               LIBOR + __%(3)(4)                %                 %                        %
Class A-V2               $               LIBOR + __%(3)(4)                %                 %                        %
                         ----------                                -----------------------------------------------------------

Total                    $                                                $                 $                        $

-----------
(1) Plus accrued interest, if any, from __________, 200_ in the case of the __________ group certificates.

(2)  Before deducting expenses, estimated to be approximately $____________.

(3)  Subject to a maximum rate as described in this prospectus supplement.

(4)  Subject to a step-up if the optional termination is not exercised.

                                         THE CERTIFICATES
--------------------------------------
|                                    |    .  represent the entire beneficial
|                                    |       interest in a trust, whose assets
|                                    |       include a pool of fixed rate and
|                                    |       adjustable rate mortgage loans
| You should carefully review        |       secured by first and junior liens
| the information under the          |       on one-to four-family residential
| caption "Risk Factors"             |       properties.
| beginning on page S-_ in this      |
| prospectus supplement and on       |    .  currently have no trading market.
| page_ in the prospectus.           |
|                                    |    .  are obligations of the trust only
| The certificates are               |       and are not obligations of the
| non-recourse obligations of        |       sponsor, the servicer or their
| the trust only and do not          |       affiliates.
| represent an interest in or        |
| obligation of Aames Capital        |   CREDIT ENHANCEMENT
| Corporation, the Trustee or        |
| any of their affiliates.           |    .  will be provided in the form of
|                                    |       overcollateralization,
| This prospectus supplement         |       cross-collateralization and a
| must be accompanied by the         |       certificate guaranty insurance
| prospectus if it is being used     |       policy issued by __________________
| to offer and sell the              |       that will unconditionally and
| certificates.                      |       irrevocably guarantee payment of
|                                    |       interest due on the offered
|                                    |       certificates on each distribution
|                                    |       date and ultimate collection of the
|                                    |       principal balance of the
--------------------------------------       certificates.


                        [GRAPHIC OF CERTIFICATE INSURER]

EXPECTED RATINGS

 . AAA from S&P, AAA from Fitch and Aaa from Moody's for the offered certificates.

THE TRUST

 .  will make REMIC elections for federal income tax purposes.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE CERTIFICATES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The offered certificates will be delivered in book-entry form only, on or about __________, 200_.

                                 [UNDERWRITERS]


________________, 200_

   IMPORTANT NOTICE ABOUT INFORMATION PRESENTED IN THIS PROSPECTUS SUPPLEMENT
                         AND THE ACCOMPANYING PROSPECTUS

We provide information to you about the certificates in two separate documents that provide progressively more detail:

 . the accompanying prospectus, which provides general information, some of which may not apply to your certificates; and

 . this prospectus supplement, which describes the specific terms of your certificates.

      YOU SHOULD RELY PRIMARILY ON THE DESCRIPTION OF YOUR CERTIFICATES IN
                          THIS PROSPECTUS SUPPLEMENT.

         You should rely only on the information contained or incorporated by reference in this prospectus supplement and the accompanying prospectus. We have not authorized anyone to provide you with different information.

         Dealers will deliver a prospectus supplement and prospectus when acting as underwriters of the Mortgage Pass-Through Certificates, Series ______, and with respect to their unsold allotments or subscriptions. In addition, all dealers selling Mortgage Pass-Through Certificates, Series ______, will be required to deliver a prospectus supplement and prospectus for ninety days following the date of this prospectus supplement.

                                TABLE OF CONTENTS



                              PROSPECTUS SUPPLEMENT

CAPTION                                          PAGE
Summary............................................S-
Risk Factors.......................................S-
Description of the Certificates....................S-
Credit Enhancement.................................S-
The Mortgage Loans.................................S-
Prepayment and Yield Considerations................S-
Origination And Servicing of the Mortgage Loans....S-
The Certificate Insurer............................S-
The Pmi Insurer....................................S-
Certain Federal Income Tax Consequences............S-
ERISA Considerations...............................S-
Use of Proceeds....................................S-
Legal Investment Considerations....................S-
Underwriting.......................................S-
Rating Of The Offered Certificates.................S-
Annex A:  Description of the Mortgage Pool........A-1
Annex B:  Global Clearance, Settlement And
Tax Documentation Procedures......................B-1


                                   PROSPECTUS

CAPTION                                          PAGE
Use of Proceeds......................................
Aames Capital Acceptance Corp........................
Aames Capital Corporation............................
The Originators......................................
Description of the Securities........................
Credit Enhancement...................................
The Pooling and Servicing Agreement..................
The Indenture........................................
Certain Legal Aspects of the Mortgage Loans
and Related Matters..................................
Certain Federal Income Tax Consequences..............
State Tax Considerations.............................
ERISA Considerations.................................
Legal Investment.....................................
Plan of Distribution.................................
Legal Matters........................................

                                     SUMMARY

         THIS SECTION OUTLINES THE SIGNIFICANT TERMS OF THE OFFERED CERTIFICATES. AS THIS IS A SUMMARY, WE DO NOT ATTEMPT TO DISCUSS OR DESCRIBE IN ANY DETAIL THE TERMS OUTLINED HERE. WE RECOMMEND THAT YOU REVIEW CAREFULLY THE MORE DETAILED INFORMATION IN THIS PROSPECTUS SUPPLEMENT AND IN THE ATTACHED PROSPECTUS.

THE ISSUER...........................................        Aames Mortgage Trust ____________.

THE SPONSOR..........................................        Aames Capital Corporation, a California corporation.
                                                             The principal office of the sponsor is located at 350
                                                             South Grand Avenue, Los Angeles, California 90071.

THE SERVICER.........................................        ____________________________

THE CERTIFICATE INSURER..............................        ____________________________

THE TRUSTEE..........................................        ____________________________

CUT-OFF DATE.........................................        The close of business on _________________, except that
                                                             the cut-off date for any mortgage loan originated after
                                                             _________ will be the date of origination of that
                                                             mortgage loan.

STATISTIC CALCULATION DATE...........................        ____________.

CLOSING DATE.........................................        On or about _____________________.

DISTRIBUTION DATES...................................        The 25th day of each month or, if such day is not a
                                                             business day, the next business day, beginning in
                                                             ----------------.

RECORD DATES.........................................        The record date for the fixed rate group certificates
                                                             is the last business day of the month before the month
                                                             in which the applicable distribution date occurs.  The
                                                             record date for the Class A-V1 and Class A-V2
                                                             Certificates is the business day immediately before the
                                                             applicable distribution date so long as the Class A-V1
                                                             and Class A-V2 Certificates remain in book-entry form.

FINAL SCHEDULED DISTRIBUTION DATE...................         The final scheduled distribution date for each class of
                                                             offered certificates is as follows:

                                                                                                 FINAL SCHEDULED
                                                             CLASS                              DISTRIBUTION DATE
                                                             -----                              -----------------
                                                             Class A-1F Certificates:
                                                             Class A-2F Certificates:
                                                             Class A-3F Certificates:
                                                             Class A-4F Certificates:
                                                             Class A-5F Certificates:
                                                             Class A-6F Certificates:
                                                             Class A-V1 Certificates:
                                                             Class A-V2 Certificates:

                                                             The actual last distribution date for each class of
                                                             offered certificates is expected to be significantly
                                                             earlier than its final scheduled distribution date.

DESIGNATIONS.........................................        Each class of certificates will have different
                                                             characteristics.  Certain of those characteristics are
                                                             reflected in the following general designations.  These
                                                             designations are used in this prospectus supplement and
                                                             the attached prospectus to provide you with a better
                                                             understanding of the certificates.

BOOK-ENTRY CERTIFICATES..............................        All classes of offered certificates.

FIXED RATE GROUP CERTIFICATES........................        Class A-1F, Class A-2F, Class A-3F, Class A-4F, Class
                                                             A-5F and Class A-6F Certificates.

ADJUSTABLE RATE GROUP I CERTIFICATES.................        Class A-V1 Certificates.

ADJUSTABLE RATE GROUP II CERTIFICATES ...............        Class A-V2 Certificates.

CERTIFICATE GROUP....................................        Fixed rate group certificates, adjustable rate group I
                                                             or adjustable rate group II certificates, as applicable.

MORTGAGE LOAN GROUP..................................        Fixed rate group, adjustable rate group I or adjustable
                                                             rate group II, as applicable.

FIXED RATE GROUP.....................................        All mortgage loans bearing interest at fixed rates.

ADJUSTABLE RATE GROUP I..............................        Those mortgage loans having agency conforming balances,
                                                             bearing interest at adjustable rates, including
                                                             mortgage loans that bear interest at rates that are
                                                             fixed for some specified period before beginning to
                                                             adjust, and included in adjustable rate group I.

                                                             Those mortgage loans bearing interest at adjustable rates, including mortgage loans that bear interest at rates
                                                             that are fixed for some specified period before
                                                             beginning to adjust, and included in adjustable rate
                                                             group II.

OFFERED CERTIFICATES.................................        Fixed rate group certificates, adjustable rate group I
                                                             certificates and adjustable rate group II certificates.

RETAINED CERTIFICATES................................        Class C Certificates, Class P Certificates and Class R
                                                             Certificates.

REGISTRATION OF OFFERED CERTIFICATES

         We will issue the offered certificates in book-entry form. You will hold your interests either through a depository in the United States or through one of two depositories in Europe. You will not be entitled to receive a definitive certificate representing your interests except under limited circumstances that are described in this prospectus supplement. While the certificates are in book-entry form, they will be registered in the name of the applicable depository, or in the name of the depository's nominee. Transfers within any depository system will be made in accordance with the usual rules and operating procedures of that system.

         WE REFER YOU TO "DESCRIPTION OF THE CERTIFICATES -- BOOK-ENTRY REGISTRATION OF OFFERED CERTIFICATES" IN THIS PROSPECTUS SUPPLEMENT, "ANNEX B:
GLOBAL CLEARANCE, SETTLEMENT AND TAX DOCUMENTATION PROCEDURES" TO THIS PROSPECTUS SUPPLEMENT AND "DESCRIPTION OF THE SECURITIES -- BOOK-ENTRY SECURITIES" IN THE PROSPECTUS.

DISTRIBUTIONS ON THE OFFERED CERTIFICATES

INTEREST

         The pass-through rate for each class of offered certificates is set forth on the cover page of, and further described in, this prospectus supplement. The pass-through rate on the Class A-5F, Class A-6F, Class A-V1 and Class A-V2 Certificates is limited by a maximum rate cap that will be determined based in whole or in part on the weighted average of the interest rates on the applicable mortgage loans (minus specified fees and expenses). Holders of the Class A-5F and Class A-6F will not be entitled to any interest amounts in excess of the applicable maximum rate cap. Holders of the Class A-V1 and Class A-V2 Certificates will be entitled to certain interest amounts in excess of the applicable maximum rate cap, but such amounts will be paid on a subordinated basis. The ratings on the Class A-V1 and Class A-V2 Certificates do not address the likelihood of, and the policy does not cover, the payment of any such interest amounts.

         WE REFER YOU TO "DESCRIPTION OF THE CERTIFICATES -- PASS-THROUGH RATES" IN THIS PROSPECTUS SUPPLEMENT FOR A MORE DETAILED DESCRIPTION OF THE PASS-THROUGH RATES ON THE OFFERED CERTIFICATES.

         Generally, on each distribution date, each class of offered certificates will be entitled to interest in an amount equal to:

 .    the applicable pass-through rate, multiplied by

 .    the applicable class principal balance on the day before that distribution date, multiplied by

 .    or, in the case of the Class A-V1 and Class A-V2 Certificates, the actual days in the accrual period divided by 360, minus

 .    the pro rata share of civil relief act interest shortfalls and prepayment interest shortfalls, plus

 .    any unpaid interest amounts from prior distribution dates, plus

 .    interest on such unpaid interest amounts at the applicable pass-through rate.

         The interest accrual period for the fixed rate group certificates is the calendar month preceding the month in which a distribution date occurs. The interest accrual period for the adjustable rate group I certificates and adjustable rate group II certificates is the period from the prior distribution date (or in the case of the first distribution date from the closing date) to and including the day before the applicable distribution date. Interest accrues with respect to the fixed rate group certificates on the basis of a 360-day year consisting of twelve 30-day months. Interest accrues with respect to the adjustable rate group I certificates and adjustable rate group II certificates on the basis of the actual number of days elapsed in the interest accrual period divided by 360.

PRINCIPAL

         The initial class principal balances of the offered certificates are set forth on the cover page of this prospectus supplement.

         On each distribution date, to the extent funds are available, you will be entitled to distributions of principal in the order of priority described in this prospectus supplement.

         Principal in respect of adjustable rate group I will be distributed to the Class A-V1 Certificates. Principal in respect of adjustable rate group II will be distributed to the Class A-V2 Certificates. Principal in respect of the fixed rate group will be distributed in the following order of priority:

     . first, to the Class A-6F Certificates, for each distribution date on or after the distribution date in October 2003 in an amount up to a specified amount;

     . second, to the Class A-1F, Class A-2F, Class A-3F, Class A-4F, Class A-5F and Class A-6F Certificates in that order, until the principal balance of each such class has been reduced to zero.

         The Class A-6F Certificate is a "lock-out" certificate. If you are a holder of a Class A-6F Certificate, generally you will not be entitled to receive payments of principal until the distribution date in ________________ and thereafter you will be entitled to receive a disproportionately smaller or larger amount of principal relative to the other fixed rate group certificates.

         WE REFER YOU TO "DESCRIPTION OF THE CERTIFICATES -- DISTRIBUTIONS" IN THIS PROSPECTUS SUPPLEMENT.

PREFUNDING ACCOUNT

         On the closing date, the sponsor will deposit approximately ___________ into a segregated prefunding account maintained with the trustee. The trust will use this amount to buy additional mortgage loans from the sponsor after the closing date and prior to ______________. The sponsor must satisfy conditions specified in the pooling and servicing agreement before it can sell additional mortgage loans to the trust.
         WE REFER YOU TO "DESCRIPTION OF THE CERTIFICATES - PREFUNDING ACCOUNT" IN THIS PROSPECTUS SUPPLEMENT.

MONTHLY ADVANCES AND COMPENSATING INTEREST

         Each month the servicer will determine the amount of any unpaid interest due on the mortgage loans. If the servicer believes that unpaid interest can be recovered from the related mortgage loan, then the servicer will either:

          .    advance the unpaid interest to the trust out of its own funds; or

          . advance the unpaid interest to the trust out of collections on the mortgage loans that are not required to be distributed on the related distribution date.

         The servicer is required to reimburse the trust for amounts advanced from trust collections on the next succeeding deposit date.

         The servicer is entitled to be reimbursed from the related mortgage loan group for any advances of unpaid interest to the extent that the servicer reasonably believes thereafter that such advances will not be recoverable from subsequent collections on the related mortgage loan.

         The servicer will provide to the trust the amount of any shortfall in the anticipated collection of interest on a mortgage loan that is caused by a full or partial prepayment of a mortgage loan generally up to the amount of the servicer's monthly servicing fee.

         WE REFER YOU TO "ORIGINATION AND SERVICING OF THE MORTGAGE LOANS -- MONTHLY ADVANCES; SERVICING ADVANCES; COMPENSATING INTEREST; AND INTEREST SHORTFALLS" IN THIS PROSPECTUS SUPPLEMENT.

SERVICING ADVANCES

         Unless the servicer determines that any proposed advance is not recoverable from the related mortgage loan, the servicer will be required to pay all reasonable and customary "out-of-pocket" costs and expenses incurred in the performance of its servicing obligations, including, but not limited to:

          . expenditures in connection with a foreclosed mortgage loan prior to the liquidation of the loan;

          . the cost of any enforcement of judicial proceedings, including foreclosures; and

          . the cost of the management and liquidation of property acquired in satisfaction of the related mortgage loan.

         The servicer is entitled to be reimbursed by the trust for servicing advances only from the related mortgage loan in respect of which the servicing advance was made.

         WE REFER YOU TO "ORIGINATION AND SERVICING OF THE MORTGAGE LOANS -- MONTHLY ADVANCES; SERVICING ADVANCES; COMPENSATING INTEREST AND INTEREST SHORTFALLS" IN THIS PROSPECTUS SUPPLEMENT.

CREDIT ENHANCEMENT

         Credit enhancement refers to a mechanism that is intended to protect the holders of the offered certificates against losses due to defaults by the borrowers under the mortgage loans.

         The offered certificates have the benefit of four types of credit enhancement:

          . the use of excess interest to cover losses and to create overcollateralization;

          .    cross-collateralization of the mortgage loan groups;

          .    the financial guaranty insurance policy; and

          . the primary mortgage guaranty insurance policy with respect to certain mortgage loans, in each mortgage loan group, having an original loan-to-value ratio greater than 80%.

THE MORTGAGE LOANS

         Set forth below is selected information about the mortgage loans that existed as of the statistic calculation date of __________, 200_. On the closing date, additional mortgage loans will be delivered to the trust.

FIXED RATE GROUP

number of mortgage loans:                    ________

aggregate principal balance:            $____________

secured by first lien on mortgaged property:  _________

range of loan sizes:             $_______to $________

mortgaged property locations:          __ states and
                            the District of Columbia

average principal balance:                 $_________

interest rates range:            ________% to ______%

weighted average interest rate (approximate):_______%

weighted average remaining term to stated maturity, based on principal balance (months) (approximate): ___

range of remaining term to  maturity (months):___ to 360

weighted average original term to maturity (months) (approximate):     _____

latest maturity date:                   _____________

range of original term to maturity (months):  __ to 360

combined loan-to-value ratio range (approximate):______% to ______%

weighted average combined loan-to
 value ratio (approximate):                    _____%

mortgage loans with prepayment charges
(by aggregate principal balance):              _____%

ADJUSTABLE RATE GROUP I

number of mortgage loans:

aggregate principal balance:               $_________

conforming balances:                       _________%

secured by first lien on  mortgaged property:
                                         ___________%

range of loan sizes:            $_______ to $________

mortgaged property locations:               __ states

average principal balance:                $__________

interest rates range:            ________% to ______%

weighted average interest rate (approximate):___________%
weighted average remaining term to stated maturity,
based on principal balance (months)
 (approximate):                                ______

range of remaining term to stated maturity (months):_______ to 360

weighted average original term to  maturity (months):         ________

latest maturity date:                   _____________

range of original term to maturity (months):
                                       _______ to 360

combined loan-to-value ratio range (approximate):_______% to ______%

weighted average combined loan-to  value ratio (approximate): ________%

range of gross margins:              _____% to ______

weighted average gross margin:                ______%

range of maximum  rates: _________% to __________%

weighted average maximum rate:                ______%

range of minimum rates: _______% to _________%

weighted average minimum  rate:              _______%

loans with fixed rates for two years prior to adjustment:     ___________%

loans with fixed rates for three
years prior to adjustment:               ___________%

mortgage loans with prepayment charges
(by aggregate principal balance):                   %

ADJUSTABLE RATE GROUP II

number of mortgage loans:                   _________

aggregate principal balance:             $___________

secured by first lien on mortgaged property:
                                          ___________%

range of loan sizes:         $__________to $_________

mortgaged property locations:
          ______ states and the District of Columbia

average principal balance:                $__________

interest rates range:            _______% to _______%

weighted average interest rate (approximate):___________%

weighted average remaining term to stated maturity, based on principal balance (months) (approximate):
     ---------

range of remaining term to stated maturity (months):_______ to 360 weighted average original term to maturity (months):__________

latest maturity date:                    ____________

range of original  term to maturity  (months):_________ to 360 combined loan-to-value ratio range (approximate):_________% to ______%

weighted average combined loan-to value ratio (approximate):  ________%

range of gross margins:             ______% to _____%
weighted average gross margin:                ______%

range of maximum rates: ______% to ______%

weighted average maximum rate:                ______%

range of minimum rates:              _____% to _____%

weighted average minimum rate:                ______%

loans with fixed rates for two
 years prior to adjustment:                   ______%

loans with fixed rates for three
 years prior to adjustment:                   ______%

mortgage loans with prepayment charges
(by aggregate principal balance):             ______%

         WE REFER YOU TO "THE MORTGAGE LOANS" IN THIS PROSPECTUS SUPPLEMENT AND "ANNEX A: DESCRIPTION OF THE MORTGAGE POOL" TO THIS PROSPECTUS SUPPLEMENT.

OPTIONAL TERMINATION OF THE TRUST

         On any distribution date when the principal balance of the mortgage loans is less than __% of the sum of the principal balances of the mortgage loans delivered on the closing date, the servicer may purchase all of the remaining mortgage loans from the trust and thereby terminate the trust. Upon receipt of the purchase price of the mortgage loans from the servicer, the trustee will make a final payment to the certificateholders.

         WE REFER YOU TO "DESCRIPTION OF THE CERTIFICATES" IN THIS PROSPECTUS SUPPLEMENT.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

         The trust will make one or more elections to treat certain assets of the trust as a REMIC for federal income tax purposes. The offered certificates, the Class P Certificates and Class C Certificates will represent regular interests in a REMIC and generally will be treated as newly originated debt instruments for federal income tax purposes. In addition, each of the Class A-V1 and Class A-V2 Certificates will represent an undivided beneficial ownership interest in an interest rate cap agreement. The Class R Certificates will represent the residual interest in each REMIC.

         WE REFER YOU TO "CERTAIN FEDERAL INCOME TAX CONSEQUENCES" IN THIS PROSPECTUS SUPPLEMENT AND IN THE PROSPECTUS.

ERISA CONSIDERATIONS

         Subject to the satisfaction of certain conditions described in this prospectus supplement, the offered certificates may be acquired and held by a pension or other employee benefit plan.

         WE REFER YOU TO "ERISA CONSIDERATIONS" IN THIS PROSPECTUS SUPPLEMENT AND IN THE PROSPECTUS.

LEGAL INVESTMENT CONSIDERATIONS

         The offered certificates will not constitute "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984.

         WE REFER YOU TO "LEGAL INVESTMENT" IN THIS PROSPECTUS SUPPLEMENT AND IN THE PROSPECTUS.

                                  RISK FACTORS

         AN INVESTMENT IN THE OFFERED CERTIFICATES INVOLVES SIGNIFICANT RISKS. BEFORE YOU DECIDE TO INVEST IN THE OFFERED CERTIFICATES, YOU SHOULD CONSIDER THE FOLLOWING RISK FACTORS AND THE RISK FACTORS DISCUSSED UNDER THE HEADING "RISK FACTORS" BEGINNING ON PAGE ____ OF THE PROSPECTUS.

YOU MAY HAVE DIFFICULTY SELLING YOUR CERTIFICATES

         The offered certificates will not be listed on any securities exchange. As a result, if you wish to sell your certificates, you will have to find a purchaser that is willing to purchase your certificates. The underwriters intend to make a secondary market for the offered certificates. The underwriters may do so by offering to buy the offered certificates from investors that wish to sell. However, the underwriters will not be obligated to make offers to buy the offered certificates and may stop making offers at any time. In addition, the prices offered, if any, may not reflect prices that other potential purchasers, were they to be given the opportunity, would be willing to pay. There have been times in the past where there have been very few buyers of similar mortgage-backed securities, and there may be such times in the future. As a result, you may not be able to sell your certificates if or when you wish to do so or you may not be able to obtain the price you wish to receive.

THE UNIQUE FEATURES OF THE MORTGAGE LOANS CREATE SPECIAL RISKS

         There are a number of unique features of the mortgage loans that create risks, including the following:

          . RISKS ASSOCIATED WITH UNDERWRITING STANDARDS. The sponsor has underwritten and originated or re-underwritten all of the mortgage loans in accordance with the sponsor's guidelines. The sponsor's guidelines rely on the creditworthiness of the mortgagor and the value and adequacy of the related mortgaged property as collateral. As a lender that specializes in loans made to credit impaired borrowers, the sponsor ordinarily makes mortgage loans to borrowers with credit histories or other factors that would disqualify them from consideration for a loan from traditional financial institutions. A derogatory credit history or a lack of credit history will not necessarily prevent the sponsor from making or acquiring a mortgage loan. The values of the mortgaged properties may decline from those on the dates the related mortgage loans were originated thereby increasing the loan-to-value ratios of the mortgage loans. Even assuming that the mortgaged properties provide adequate security for the mortgage loans, substantial delays could be encountered in connection with the foreclosure and liquidation of defaulted mortgage loans. The actual rates of delinquencies, foreclosures and losses on mortgage loans could be higher than those historically experienced in the mortgage lending industry in general, particularly in periods during which the values of the related mortgaged properties decline. WE REFER YOU TO "THE ORIGINATORS -- UNDERWRITING GUIDELINES" IN THE PROSPECTUS.

          . NEWLY ORIGINATED MORTGAGE LOANS MAY DEFAULT. Defaults on mortgage loans tend to occur at higher rates during the early years of the mortgage loans. A substantial majority of the mortgage loans will have been originated within 12 months prior to their sale to the trust. As a result, the trust may experience higher rates of default than if the mortgage loans had been outstanding for a longer period of time.

          . DEFAULTS ON JUNIOR LIEN MORTGAGE LOANS MAY RESULT IN MORE SEVERE LOSSES. Based on the statistic calculation date principal balances of the statistic calculation loans, approximately _____% of the mortgage loans in the fixed rate group are secured by junior liens on the related property. If a borrower on a mortgage loan secured by a junior lien defaults, the trust's rights to proceeds on liquidation of the related property are subordinate to the rights of the holder of the first lien on the related property. There may not be enough proceeds to pay both the first lien and the junior lien, and the trust would suffer a loss.

          . GEOGRAPHIC CONCENTRATION INCREASES RISKS. Based on the statistic calculation date principal balances, approximately ______%, _____%, ______%, _____% and _____% of the statistic calculation loans in the fixed rate group are secured by mortgaged properties located in _________, ________, ________, _________ and
               __________, respectively, approximately ______% and _________% of the statistic calculation loans in adjustable rate group I are secured by mortgaged properties located in __________ and ___________, respectively, and approximately _______% and ______% of the statistic calculation loans in adjustable rate group II are secured by mortgaged properties located in ____________ and ___________, respectively. In general, declines in the
               _____________, ___________, _________, _______________ and
               _______________ residential real estate markets may adversely affect the values of the mortgaged properties securing mortgage loans in those states such that the principal balances of the mortgage loans will equal or exceed the value of the mortgaged properties. In addition, adverse economic conditions in those states may affect borrowers' timely payment of scheduled payments of principal and interest on mortgage loans in those states. Accordingly, the actual rates of delinquencies, foreclosures and losses on the mortgage loans could be higher than those currently experienced in the mortgage lending industry in general.

          . RISKS ASSOCIATED WITH DAMAGED MORTGAGE PROPERTIES. Generally, the standard form of hazard insurance policy required to be maintained under the terms of each mortgage loan does not cover physical damage resulting from floods and other water-related causes or from earth movement (including earthquakes, landslides and mudflows). California historically has been vulnerable to certain natural disaster risks, such as earthquakes and erosion-caused mudslides. Florida historically has been vulnerable to certain other natural disasters, such as tropical storms and hurricanes. To the extent a mortgaged property has been materially damaged since the cut-off date due to flooding or other water-related causes or due to an earthquake or other earth movement and that damage results in losses on the related mortgage loan, and if such damage is caused by a natural disaster in one of the states with a concentration of loans, you could suffer a loss if such loss exceeds the overcollateralization of the mortgage loans and the certificate insurer does not fulfill its obligations under the certificate insurance policy. Under the pooling and servicing agreement, the sponsor will represent that, as of the cut-off date, each mortgaged property is free of substantial damage and is in good repair. In the event that any uncured breach of that representation materially and adversely affects the interest of certificateholders in the related mortgage loan, the sponsor will be required to repurchase the mortgage loan or deliver a substitute mortgage loan for it. To the extent the sponsor repurchases any mortgage loan, the repurchase will accelerate the timing of principal distributions with respect to the related mortgage loan group and may thereby affect the yields and weighted average lives of the related class or classes of certificates.

          . RISKS ASSOCIATED WITH ADJUSTABLE RATE AND HYBRID LOANS. Credit-impaired borrowers with adjustable rate loans or loans that have an initial fixed rate term followed by an adjustable rate term may encounter financial difficulties as a result of increases in the interest rate over the life of the loan. Substantially all of the adjustable rate and hybrid loans include a teaser rate, i.e., an initial interest rate significantly below the fully indexed interest rate at origination. As a result, borrowers will face interest rate increases on their adjustable rate even in a stable interest rate environment. Loans with an initial adjustment date six months after funding are underwritten at the indexed rate as of the first adjustment date, and hybrid loans with an initial adjustment date two or three years after funding are underwritten at the teaser rate. Higher risks of delinquency may result when borrowers who may qualify for adjustable rate and hybrid loans with a teaser rate at the time of funding may not be able to afford the monthly payments when the payment amount increases.

THE RETURN ON YOUR INVESTMENT WILL CHANGE OVER TIME

         Your pre-tax return on your investment will change from time to time for a number of reasons, including the following:

          . THE RATE OF RETURN OF PRINCIPAL IS UNCERTAIN. The amount of distributions of principal of the offered certificates and the time when you receive those distributions depends on the amount and the times at which borrowers make principal payments on the mortgage loans. Those principal payments may be regularly scheduled payments or unscheduled payments resulting from prepayments or defaults of the mortgage loans. The rate of prepayment may be affected by the credit standings of the borrowers. If a borrower's credit standing improves, that borrower may be able to refinance his existing loan on more favorable terms, which would result in a principal prepayment.

               Substantially all of the statistic calculation loans in adjustable rate group I and adjustable rate group II have fixed interest rates for some specified period before beginning to adjust. Those mortgage loans may have higher prepayments as they approach their first adjustment dates because the borrowers may want to avoid periodic changes to their monthly payments or the increase in rate after the initial fixed rate period. WE REFER YOU TO "-- HYBRID LOANS" BELOW.

          . THE RATE OF PREPAYMENT OF THE MORTGAGE LOANS IS UNCERTAIN. All of the statistic calculation loans may be prepaid in full or in part at any time, in some cases upon the payment to the sponsor of a prepayment charge. The rate of prepayments of the mortgage loans cannot be predicted and may be affected by a wide variety of economic, social, competitive and other factors. Prepayments, liquidations, repurchases and purchases of the mortgage loans will result in distributions to offered certificateholders of principal amounts that would otherwise be distributed over the remaining terms of the mortgage loans thereby potentially affecting the yield to maturity of an offered certificate from the anticipated yield.

          . PREFUNDING MAY RESULT IN PREPAYMENTS. If the seller is unable to deliver sufficient, eligible additional mortgage loans to the trust by the end of the funding period, a portion of the prefunding account deposit allocated to each mortgage loan group will be distributed as a prepayment to the owners of the offered certificates of the related certificate group.

          . YOU BEAR REINVESTMENT RISK. Mortgage-backed securities like the offered certificates usually produce more returns of principal to investors when market interest rates fall below the interest rates on the mortgage loans and produce less returns of principal when market interest rates are above the interest rates on the mortgage loans. If borrowers refinance their mortgage loans as a result of lower market interest rates, you will receive an unscheduled payment of principal. As a result, you are likely to receive more money to reinvest at a time when other investments generally are producing a lower yield than that on the offered certificates, and are likely to receive less money to reinvest when other investments generally are producing a higher yield than that on the offered certificates. You will bear the risk that the timing and amount of distributions on your offered certificates will prevent you from attaining your desired yield.

          . THE OPTIONAL TERMINATION MAY AFFECT THE YIELD. Your investment in the offered certificates may be ended before you desire if the optional termination is exercised. In addition, holders of the Class A-V1 and Class A-V2 Certificates will not be entitled to any supplemental interest amounts accrued but unpaid at the time the optional termination is exercised. WE REFER YOU "DESCRIPTION OF THE CERTIFICATES -- TERMINATION; RETIREMENT OF THE CERTIFICATES" IN THIS PROSPECTUS SUPPLEMENT.

          . PASS-THROUGH RATES MAY BE LIMITED. The rate at which interest accrues on the Class A-5F, Class A-6F, Class A-V1 and Class A-V2 Certificates is subject to a rate cap that differs by mortgage loan group. The rate cap for the Class A-5F and Class A-6F Certificates is the maximum rate for the fixed rate group, the rate cap for the Class A-V1 Certificates is the lesser of the maximum rate for adjustable rate group I or 14% and the rate cap for the Class A-V2 Certificates is the lesser of the maximum rate for adjustable rate group II or 14%. Each maximum rate is based on the weighted average of the interest rates on the mortgage loans in the related mortgage loan group, net of certain fees and expenses. If mortgage loans with relatively higher loan rates prepay, the maximum rate on the related classes of offered certificates will be lower than otherwise would be the case.

               Your investment in the Class A-V1 and Class A-V2 Certificates also involves the risk that the level of LIBOR may change in a direction and/or at a rate that is different from the level of the index used to determine the interest rates on the related adjustable rate mortgage loans, which could reduce the maximum rate for those classes.

               If the pass-through rate on your certificates is limited by the applicable rate cap, the market value and liquidity of your certificates may decline.

              WE REFER YOU TO "PREPAYMENT AND YIELD CONSIDERATIONS -- PASS-THROUGH RATES" IN THIS PROSPECTUS SUPPLEMENT.

          . HYBRID LOANS. Based on principal balances as of the statistic calculation date, approximately ________% and __________% of the statistic calculation loans in adjustable rate group I and adjustable rate group II, respectively, had at origination a two year fixed rate term followed by either a 13 or 28 year adjustable rate term, and approximately ______% and ________% of the statistic calculation loans in adjustable rate group I and adjustable rate group II, respectively, had at origination a three year fixed rate term followed by either a 12 or a 27 year adjustable rate term. As with all mortgage loans, the rate of prepayments on Hybrid Loans (as we call these loans in this prospectus supplement) that are in their respective initial fixed rate periods is sensitive to prevailing interest rates. The prepayment behavior of the Hybrid Loans may differ from that of the other mortgage loans. As a Hybrid Loan approaches its initial adjustment date, the borrower may become more likely to refinance the loan to avoid an increase in the coupon rate, even if fixed rate loans are only available at rates that are slightly lower or higher than the coupon rate before adjustment. The existence of the applicable periodic rate cap, lifetime cap and lifetime floor also may affect the likelihood of prepayments resulting from refinancings. You will bear the risk of any faster or slower prepayments on the mortgage loans. We refer you to "PREPAYMENT AND YIELD CONSIDERATIONS" IN THIS PROSPECTUS SUPPLEMENT.

THE TRUST ASSETS ARE THE ONLY SOURCE OF PAYMENTS ON THE OFFERED CERTIFICATES

         All distributions on the offered certificates will be made from payments by borrowers under the mortgage loans, payments under the financial guaranty insurance policy or, in the case of certain mortgage loans, the related primary mortgage insurance policy. The trust has no other assets to make distributions on the offered certificates. The mortgage loans are not insured, other than by the related primary mortgage insurance policy in the case of the primary mortgage insurance loans, or guaranteed by any person. The trust is the only person that is obligated to make distributions on the offered certificates. The offered certificates are not insured by any governmental agency.

TRANSFER OF PRIMARY SERVICING MAY RESULT IN HIGHER DELINQUENCIES AND DEFAULTS WHICH MAY ADVERSELY AFFECT THE YIELD ON YOUR CERTIFICATES

         _____________________ will be the servicer under the pooling and servicing agreement. However, the sponsor has serviced the mortgage loans since origination or acquisition by the originator or the sponsor and will continue to service the mortgage loans on an interim basis pending the transfer of primary servicing obligations to _____________________. Although we expect the transfer to be completed by ________________________, we cannot assure you that it will be completed by that date. All transfers of servicing involve the risk of disruption in collections due to data input errors, misapplied or misdirected payments, system incompatibilities and other reasons. As a result, the rate of delinquencies and defaults are likely to increase at least for a period of time. A higher delinquency rate may delay payments of principal to you. A higher default rate may result in accelerated prepayments on the offered certificates. You will bear any reinvestment risk associated with any accelerated prepayments. We cannot assure you as to the extent or duration of any disruptions associated with the transfer of servicing or as to the resulting effect on the yield on your certificates.

FAILURE OF THE CERTIFICATE INSURER TO EXTEND TERM OF SERVICING COULD BE
DISRUPTIVE

         The pooling and servicing agreement provides that the rights and obligations of the servicer terminate each calendar quarter commencing ____________________, unless renewed by the certificate insurer for successive quarterly periods. The certificate insurer has agreed to extend each three month term of the servicer in the absence of an event of default by the servicer under the pooling and servicing agreement. If the term of the servicer is not renewed, servicing of the mortgage loans would be transferred to a successor servicer appointed in the manner set forth in the pooling and servicing agreement, the selection of which may be made by the certificate insurer unless a certificate insurer default has occurred and is continuing. These provisions of the pooling and servicing agreement may be modified or eliminated with the consent of the certificate insurer. Any such transfer of servicing involves the risk of disruption in collections which may result in higher delinquencies and defaults which may adversely affect the yield on your certificates. WE REFER YOU TO "ORIGINATION AND SERVICING OF THE MORTGAGE LOANS -- INITIAL TERM OF SERVICER AND EXTENSIONS OF TERM" IN THIS PROSPECTUS SUPPLEMENT.

RISKS ASSOCIATED WITH ORIGINATION FEES

         Fees earned on the origination of loans, placement of related insurance and other services provided by the sponsor and affiliated originators are often paid by the borrower out of related loan proceeds. From time to time, in the ordinary course of their businesses, originators of mortgage loans have been named in legal actions brought by mortgagors challenging the amount or method of imposing or disclosing such fees. If such an action against any originator with respect to any mortgage loan were successful, a court might require that the principal balances of the related mortgage loans be reduced by the amount of contested fees or charges. Any such reductions could result in substantial realized losses during one or more collection periods. To cover such losses in excess of any overcollateralization, payments by the certificate insurer would result in accelerated distributions in reduction of the related certificate principal balance.

VIOLATIONS OF CONSUMER PROTECTION LAWS MAY RESULT IN LOSSES

         Based on aggregate principal balances as of the statistic calculation date, approximately _________% of the statistic calculation loans in the fixed rate group, none of the statistic calculation loans in adjustable rate group I and _________% of the statistic calculation loans in adjustable rate group II are subject to the Home Ownership and Equity Protection Act of 1994, which amended the Truth in Lending Act as it applies to certain mortgages. This act requires certain additional disclosures, specifies the timing of such disclosures and limits or prohibits inclusion of certain provisions in mortgages that are subject to the act, any violation of which could limit the ability of the servicer to collect on such mortgage loans. The act also provides that any purchaser or assignee of a mortgage covered by the act is subject to all of the claims and defenses that the borrower could assert against the original lender. The maximum damages that may be recovered under the act from an assignee is the remaining amount of indebtedness plus the total amount paid by the borrower in connection with the mortgage loan. Although the sponsor has procedures in place to ensure compliance with the requirements of the act, the trust could be subject to all of the claims and defenses that the borrower of a mortgage covered by the act could assert against the sponsor. Any violation of the act that would result in such liability would be a breach of the sponsor's representations and warranties under the pooling and servicing agreement and the sponsor would be obligated to cure, repurchase or substitute for the mortgage loan in question, which could accelerate the timing of principal distributions with respect to the related mortgage loan group and may thereby affect the yields and weighted average lives of the related class or classes of certificates.

WITHDRAWAL OR DOWNGRADING OF INITIAL RATINGS WILL AFFECT THE PRICES FOR CERTIFICATES

         A security rating is not a recommendation to buy, sell or hold securities. Similar ratings on different types of securities do not necessarily mean the same thing. You are encouraged to analyze the significance of each rating independently from any other rating. Any rating agency may change its rating of the offered certificates after those offered certificates are issued if that rating agency believes that circumstances have changed. Any subsequent change in rating will likely affect the price that a subsequent purchaser will be willing to pay for your certificates.

THE OFFERED CERTIFICATES ARE NOT SUITABLE INVESTMENTS FOR ALL INVESTORS

         The offered certificates are not a suitable investment if you require a regular or predictable schedule of payments or payment on any specific date. The offered securities are complex investments that should be considered only by investors who, either alone or with their financial, tax and legal advisors, have the expertise to analyze the prepayment, reinvestment, default and market risk, the tax consequences of an investment, and the interaction of these factors.

                         DESCRIPTION OF THE CERTIFICATES

GENERAL

         The certificates will represent certain undivided beneficial ownership interests in the trust created pursuant to a pooling and servicing agreement, subject to the limits and priority of distributions described therein. The offered certificates will be issued in minimum denominations of $1,000 and integral dollar multiples of $1 in excess thereof.

         The assets of the trust will consist of:

         (a)      the mortgage loans;

         (b) the assets that from time to time are required by the pooling and servicing agreement to be deposited in the collection account and the certificate account, held in the prefunding account and capitalized interest account and any investment proceeds of these accounts;

         (c) all rights of the mortgagee under any insurance policy covering a mortgage loan or the related mortgaged property;

         (d) property and any proceeds thereof acquired by foreclosure of the mortgage loans, deed in lieu of foreclosure or a comparable conversion;

         (e)      the certificate insurance policy; and

         (f) rights under the applicable primary mortgage guaranty policy in connection with the mortgage loans covered by primary mortgage insurance.

SEPARATE REMIC STRUCTURE

         For federal income tax purposes, the trust, other than the capitalized interest account, the prefunding account and the supplemental interest reserve fund, created by the agreement will include multiple segregated asset pools, each of which will be treated as a separate REMIC, creating a tiered REMIC structure. The offered certificates, excluding any rights to receive LIBOR carryover, the Class C Certificates and the Class P Certificates will be designated as regular interests in a REMIC.

DISTRIBUTION DATES

                  Distributions on the certificates will be made by the trustee on the 25th day of each month or, if that day is not a business day, on the first business day thereafter, commencing in _________, each called a distribution date, to the persons in whose names the certificates are registered, each called a certificateholder, as of the related record date. The record date for any distribution date and (a) the fixed rate group certificates, is the last business day of the calendar month preceding the month of the applicable distribution date and (b) the adjustable rate group I and adjustable rate group II certificates, the business day immediately preceding the applicable distribution date so long as such certificates remain in book-entry form and, otherwise, the last business day of the calendar month immediately preceding the applicable distribution date. Distributions will be made (1) in immediately available funds to holders of certificates the aggregate principal balance or notional amount of which is at least $5,000,000, by wire transfer or otherwise, to the account of the certificateholder at a domestic bank or other entity having appropriate facilities for distribution, if the certificateholder has so notified the trustee, or (2) by check mailed to the address of the person entitled to the distribution as it appears on the certificate register maintained by the trustee as certificate registrar. Notwithstanding the foregoing, the final distribution on any certificate will be made in like manner but only upon presentment and surrender of the certificate at the office or agency appointed for that purpose.

DISTRIBUTIONS

         On each distribution date, the trustee will withdraw the available funds for each mortgage loan group plus the amount, if any, paid under the certificate insurance policy with respect to such mortgage loan group and apply such amounts in the following order of priority, in each case, to the extent of the funds remaining:

                  1. Concurrently, to the trustee, the trustee fee, to the servicer, the monthly servicing fee and the primary mortgage insurer premium (if any) (to the extent not otherwise reimbursed from the collection account), and to the certificate insurer, the certificate insurer premium, in each case for such mortgage loan group and distribution date.

                  2. To the class of offered certificates in the related certificate group, the related accrued certificate interest and any interest carry forward amount for such class of certificates for such distribution date.

                  3. To the class of offered certificates in the related certificate group, an amount up to the related principal distribution amount as follows:

                           A. Fixed Rate Group, in the following order of priority:

                                    The fixed rate group principal distribution
                          amount, as follows;

                                    (i)     to the class A-6F certificates, the
                          class A-6F lockout distribution amount, until the certificate principal balance thereof has been reduced to zero; and

                                    (ii) sequentially, to the class A-1F, class
                          A-2F, class A-3F, class A-4F, class A-5F and class A-6F certificates, in that order, until the respective certificate principal balances thereof have been reduced to zero;

                  Notwithstanding the priorities set forth in this clause A, if a certificate insurer default has occurred and is continuing, the applicable principal distribution amount will be distributed concurrently to each class of offered certificates in the fixed rate group on a pro rata basis in accordance with their respective certificate principal balances.

                           B.       Adjustable Rate Group I:

                           The adjustable rate group I principal distribution
                  amount to the class A-V1 certificates until the certificate principal balance thereof has been reduced to zero.

                           C.       Adjustable Rate Group II:

                                    The adjustable rate group II principal
                           distribution amount to the class A-V2 certificates until the certificate principal balance thereof has been reduced to zero.

                  4. To the certificate insurer, any amounts owing under the insurance agreement.

                  5. To the holders of certificates in either or both of the other certificate groups, the amount of any applicable available funds shortfall for such other certificate group or groups, allocated in accordance with the pooling and servicing agreement.

                  6. To the class of offered certificates in the related certificate group, an amount up to the extra principal distribution amount for the related certificate group for such distribution date, until the related targeted overcollateralization amount is reached.

                  7. To the class of offered certificates in either or both of the other certificate groups, any applicable target deficiency for such certificate group or groups remaining after the distributions pursuant to clause 6 above, allocated in accordance with pooling and servicing agreement.

                  8. To fund a distribution to the class C certificateholders or to make a payment of any supplemental interest amount (which shall be made to the class A-V1 and class A-V2 certificates based on the respective outstanding supplemental interest amounts due thereon), as the case may be.

                  9.       To the class R certificates, the remainder.

         On each distribution date, the accrued certificate interest and any interest carry forward amount for each class of offered certificates in a certificate group will be distributed on an equal priority and any shortfall in the amount required to be distributed as interest thereon to each such class will be allocated among such classes pro rata based on the amount that would have been distributed on each such class in the absence of such shortfall.

         On each distribution date, the holders of the class p certificates will be entitled to all prepayment charges received with respect to the mortgage loans in each mortgage loan group during the related collection period, and such amounts will not be available for distribution on the other classes of certificates.

GLOSSARY OF TERMS

         The following terms have the meanings given below to help describe the cashflows on the offered certificates:

         "Accrued Certificate Interest" for any class of certificates on any distribution date is the amount of interest due thereon in respect of any interest period at the applicable pass-through rate, less the related pro rata share of interest shortfalls.

         "Adjustable Rate Group I Available Funds Cap" means the per annum rate equal to the lesser of

         (A)      the percentage obtained by dividing

                  (x) the amount of interest that accrued on the mortgage loans in adjustable rate group I in respect of the related interest period at the related mortgage interest rates applicable to monthly payments due on such mortgage loans during such interest period, reduced by (i) the monthly servicing fee for the mortgage loans in adjustable rate group I for such interest period, (ii) the certificate insurer premium attributable to adjustable rate group I for the related distribution date, (iii) the trustee fee attributable to adjustable rate group I for the related distribution date, (iv) the primary mortgage insurance premium, if any, attributable to adjustable rate group I for the related distribution date and (v) after the __th distribution date, one-twelfth of ____% of the adjustable rate group I balance as of the first day of the related collection period, by

                  (y) the product of (i) the adjustable rate group I balance as of the first day of such interest period and (ii) the actual number of days elapsed during such interest period divided by 360 and

         (B) ___%.

         "Adjustable Rate Group II Available Funds Cap" means the per annum rate equal to the lesser of

         (A)      the percentage obtained by dividing

                  (x) the amount of interest that accrued on the mortgage loans in adjustable period, reduced by (i) the monthly servicing fee for the mortgage loans in adjustable rate group II for such interest period,
         (ii) the certificate insurer premium attributable to adjustable rate group II for the related distribution date, (iii) the trustee fee attributable to adjustable rate group II for the related distribution date, (iv) the primary mortgage insurance premium, if any, attributable to adjustable rate group II for the related distribution date and (v) after the ___th distribution date, one-twelfth of ___% of the adjustable rate group ii balance as of the first day of the related collection period by

                  (y) the product of (i) the adjustable rate group II balance as of the first day of such interest period, (ii) the actual number of days elapsed during such interest period divided by 360 and

         (B)      ___%.

         "Adjustable Rate Group I Principal Distribution Amount" with respect to any distribution date is the principal distribution amount with respect to the adjustable rate group I certificates and the related collection period.

         "Adjustable Rate Group II Principal Distribution Amount" with respect to any distribution date is the principal distribution amount with respect to the adjustable rate group II certificates for the related collection period.

         "Available Funds" as to any mortgage loan group and any distribution date, is the sum, without duplication of the following amounts with respect to the mortgage loans in such mortgage loan group and the immediately preceding collection period:

                                    (i) scheduled and unscheduled payments of
                           principal and interest on the mortgage loans received by the servicer, including amounts deposited in respect of interest on any mortgage loan that does not have a monthly payment due in the collection period relating to the distribution date (net of amounts representing the monthly servicing fee with respect to each mortgage loan and reimbursement for monthly advances and servicing advances);

                                    (ii) net liquidation proceeds and trust
                           insurance proceeds with respect to the mortgage loans (net of amounts applied to the restoration or repair of a mortgaged property);

                                    (iii) amounts payable in connection with
                           each such mortgage loan that was repurchased from the trust, and all amounts payable in respect of any mortgage loan in the related mortgage loan group in connection with a substitution of a qualified replacement mortgage loan therefor; and

                                    (iv) payments from the Servicer in
                           connection with (a) monthly advances, (b) compensating interest, and (c) payments in connection with the termination of the trust with respect to the mortgage loans as provided in the pooling and servicing agreement;

                                    (v) on the distribution dates during and
                           immediately following the funding period, amounts from the capitalized interest account for the payment of interest on the certificates of the related certificate group; and

                                    (vi) on the distribution date at or
                           immediately following the end of the funding period, amounts remaining on deposit in the prefunding account with respect tot he related mortgage loan group.

         Available Funds shall not include any prepayment charges.

         "Available Funds Shortfall" as to any mortgage loan group and any distribution date, is the excess, if any, of (x) the aggregate of the amounts required to be distributed pursuant to clauses 1 through 4 above under "-- distributions," over (y) the available funds for such mortgage loan group and distribution date.

         "Basic Principal Amount" as to any mortgage loan group and any distribution date, is an amount equal to the sum of the following amounts (without duplication) with respect to the mortgage loans in such mortgage loan group and the immediately preceding collection period:

                                    (i)     each payment of principal on a
                           mortgage loan received by the servicer during such collection period, including all full and partial principal prepayments;

                                    (ii) the net liquidation proceeds and trust
                           insurance proceeds allocable to principal received by the servicer with respect to any mortgage loan during such collection period;

                                    (iii) all amounts allocable to principal
                           payable in connection with each such mortgage loan that was repurchased from the trust during such collection period, and all amounts allocable to principal payable in respect of any mortgage loan in the related mortgage loan group in connection with a substitution of a qualified replacement mortgage loan therefor; and

                                    (iv) any related amounts remaining in the
                           prefunding account with respect to the related mortgage loan group after the funding period.

         "Certificate Insurer Premium" means, for any certificate group, the sum of the premium under the certificate insurance policy plus any premium supplement imposed under the insurance agreement upon the occurrence of certain events thereunder.

         "Certificate Principal Balance" of any class of the offered certificates is the original certificate principal balance of such class as reduced by all amounts in respect of principal actually distributed to the related certificateholders on all prior distribution dates.

         "Class A-6F Lockout Distribution Amount" for any distribution date will be the product of (i) the applicable class a-6f lockout percentage for such distribution date and (ii) the class a-6f lockout pro rata distribution amount for such distribution date, not to exceed the fixed rate group principal distribution amount.

         "Class A-6F Lockout Percentage" for each distribution date will be as follows:


             DISTRIBUTION DATES                    LOCKOUT PERCENTAGE
----------- -- -------------                               %
----------- -- -------------
----------- -- -------------                               %
----------- -- -------------
______________ and thereafter                              %

         "Class A-6F Lockout Pro Rata Distribution Amount" for any distribution date will be an amount equal to the product of (x) a fraction, the numerator of which is the certificate principal balance of the class A-6F certificates immediately prior to such distribution date and the denominator of which is the aggregate certificate principal balance of the fixed rate group certificates immediately prior to such distribution date and (y) the fixed rate group principal distribution amount for such distribution date.

         "Collection Period" with respect to the first distribution date, is the period beginning on and including ___________ and ending on and including ___________ (except that with respect to payments due and unpaid on or before
______________, only collections of principal are included), and with respect to any distribution date thereafter for collections of both interest and principal, the period beginning on and including the second day of the calendar month immediately preceding such distribution date and ending on and including the first day of the calendar month of such distribution date.

         "Extra Principal Distribution Amount" as to any certificate group and any distribution date, shall be the lesser of (i) the related target deficiency and (ii) the related monthly excess cashflow amount.

         "Fixed Rate Group Available Funds Cap" means the per annum rate equal to the percentage obtained by dividing.

                  (x) the amount of interest that accrued on the mortgage loans in the fixed rate group in respect of the related interest period at the related mortgage interest rates applicable to monthly payments due on such mortgage loans during such interest period, reduced by (i) the monthly servicing fee for the mortgage loans in the fixed rate group for such interest period, (ii) the certificate insurer premium attributable to the fixed rate group for the related distribution date, (iii) the trustee fee attributable to the fixed rate group for the related distribution date and (iv) the primary mortgage insurance premium, if any, attributable to the fixed rate group for the related distribution date by

                  (y) the product of (i) the fixed rate group balance as of the first day of such interest period and (ii) 1/12.

         "Fixed Rate Group Principal Distribution Amount" with respect to any distribution date is the principal distribution amount with respect to the fixed rate group certificates and the related collection period.

         "Interest Carry Forward Amount" with respect to any class of certificates on any distribution date is the amount, if any, by which (i) the accrued certificate interest on such class for the preceding distribution date plus any outstanding interest carry forward amount with respect to such class from the second preceding distribution date (together with interest on such outstanding interest carry forward amount at the related pass-through rate for the related interest period to the extent lawful) exceeds (ii) the amount of interest actually distributed to the holders of such certificates on such preceding distribution date.

         "Interest Period" means, with respect to the fixed rate group certificates, the calendar month preceding the month in which such distribution date occurs; and with respect to the class A-V1 and class A-V2 certificates and the first interest period, the period beginning on the closing date and ending on the day preceding the distribution date in ______________, and as to any subsequent distribution date, the period beginning on the immediately preceding distribution date and ending on the day prior to the related distribution date.

         "Interest Shortfall" as to any class of certificates and any distribution date, is the amount equal to the sum of relief act shortfalls and prepayment interest shortfalls.

         "Liquidation Proceeds" means the aggregate of any proceeds received by the servicer, including payments received under the primary mortgage insurance policy, during the related collection period in connection with the liquidation of any mortgaged property securing a mortgage loan, whether through trustee's sale, foreclosure, condemnation, taking by eminent domain or otherwise (including any insurance proceeds to the extent not duplicative of trust insurance proceeds).

         "Monthly Excess Cashflow Amount" as to any distribution date, shall be the available funds remaining after the application of payments pursuant to clauses 1 through 5 above, under "-- DISTRIBUTIONS."

         "Net Liquidation Proceeds" means the amount equal to liquidation proceeds less expenses incurred by the servicer in connection with the liquidation of such mortgage loan.

         "Overcollateralization Amount" is, with respect to a mortgage loan group as of any distribution date the excess of (x) the aggregate of the outstanding principal balances of the mortgage loans in such mortgage loan group as of the last day of the related collection period over (y) the aggregate certificate principal balance of the related offered certificates (after taking into account all distributions of principal on the offered certificates on such distribution date).

         "Overcollateralization Release Amount" is, for any distribution date and any certificate group, the lesser of (i) the related basic principal amount for such distribution date and (ii) the excess, if any of (x) the related overcollateralization amount over (y) the targeted overcollateralization amount.

         "Prepayment Charge" means any charge paid by a mortgagor in connection with certain partial prepayments and all prepayments in full.

         "Primary Mortgage Insurer Premium" means, for any distribution date and any certificate group, the aggregate of the premiums payable by the servicer, if any, during the immediately preceding collection period under the primary mortgage insurance policy for any primary mortgage insurance mortgage loans in the related mortgage loan group.

         "Principal Distribution Amount" as to any distribution date and any certificate group, means the lesser of (a) the aggregate certificate principal balances of the related certificate group immediately preceding such distribution date and (b) the basic principal amount of the related certificate group minus the related overcollateralization release amount.

         "Relief Act" means the Soldiers' and Sailors' Civil Relief Act of 1940, as amended.

         "Relief Act Shortfalls" as to any distribution date and any mortgage loan group, shall be the amount of any reduction of interest collectable on any mortgage loan in such mortgage loan group for the related period due to the application of the relief act.

         "Supplemental Interest Amount" means

                  (A) with respect to the class A-V1 certificates on any distribution date, the sum of

                                    (i) the positive excess, if any, of the
                           amount of interest that would have accrued thereon during the related interest period calculated at the lesser of (x) the related class A-V1 formula pass-through rate and (y) 14%, over the amount of interest that did accrue thereon at the class A-V1 pass-through rate and

                                    (ii) any related supplemental interest
                           amount remaining unpaid from a prior distribution date (and, in the case of any related supplemental interest amount remaining unpaid from a prior distribution date, interest thereon calculated at the lesser of (x) the related class A-V1 formula pass-through rate and (y) 14%, to the extent lawful) and

                  (B) with respect to the class A-V2 certificates on any distribution date, the sum of

                                    (i) the positive excess, if any, of the
                           amount of interest that would have accrued thereon during the related interest period calculated at the lesser of (x) the related class A-V2 formula pass-through rate and (y) 14%, over the amount of interest that did accrue thereon at the class A-V2 pass-through rate and

                                    (ii) any related supplemental interest
                           amount remaining unpaid from a prior distribution date (and, in the case of any related supplemental interest amount remaining unpaid from a prior distribution date, interest thereon calculated at the lesser of (x) the related class A-V2 formula pass-through rate and (y) 14%, to the extent lawful).

         "Target Deficiency" as to any certificate group and any distribution date, shall be the excess, if any, of

                                    (i) the related targeted
                           overcollateralization amount for such distribution date over

                                    (ii) the related overcollateralization
                           amount for such distribution date calculated, for this purpose only, after giving effect to the distribution of the related basic principal amount on such distribution date but prior to any distributions of related extra principal distribution amount on such distribution date.

         "Targeted Overcollateralization Amount" means, with respect to any certificate group and any distribution date, a specified level of overcollateralization required by the certificate insurer calculated as provided in the pooling and servicing agreement. The pooling and servicing agreement provides that the targeted overcollateralization amount with respect to any mortgage loan group may be modified, reduced or eliminated without the consent of any certificateholders.

         "Trust Insurance Proceeds" means the aggregate of any proceeds from or in respect of any policy of insurance (other than the primary mortgage insurance policy or certificate insurance policy) covering a mortgage loan in a mortgage loan group that are received during a collection period and applied by the servicer to reduce the principal balance of the related mortgage loan or losses with respect thereto (which proceeds will not include any amounts applied to the restoration or repair of the related mortgaged property or released to the related mortgagor in accordance with applicable law, the servicer's customary servicing procedures or the terms of the related mortgage loan).

PASS-THROUGH RATES

         The pass-through rate for each class of fixed rate group certificates is set forth on the cover page or described in this prospectus supplement. The pass-through rates of the class A-5F and class A-6F certificates are subject to the Fixed Rate Group Available Funds Cap. The pass-through rates of the class A-5F and class A-6F certificates will increase by 0.50% after the clean-up call date.

The pass-through rate for the class A-V1 certificates for any Interest Period will equal the least of

                  (x) the sum of LIBOR and the applicable certificate margin,

                  (y)      __%, and

                  (z)      the Adjustable Rate Group I Available Funds Cap.

The pass-through rate for the class A-V2 certificates for any Interest Period will equal the least of

                  (x) the sum of LIBOR and the applicable certificate margin,

                  (y)      __%, and

                  (z)      the Adjustable Rate Group 2 Available Funds Cap.

The certificate margin for the class A-V1 and class A-V2 certificates will be as follows:

                                                           CERTIFICATE MARGIN
                                                           ------------------
CLASS                                                       (1)          (2)
-----                                                       ---          ---
A-V1...............................................        _____%        ____%

A-V2...............................................        _____%        ____%


-------------------
(1) Prior to or on the optional termination date.
(2) After the clean-up call date.

CALCULATION OF LIBOR

         With respect to each distribution date, LIBOR will equal the interbank offered rate for one-month United States dollar deposits in the London market as quoted on Telerate Page 3750 as of 11:00 A.M., London time, on the second LIBOR business day prior to the first day of the related Interest Period. Telerate Page 3750 means the display designated as page 3750 on the Bridge Telerate, or any other page as may replace page 3750 on that service for the purpose of displaying London interbank offered rates of major banks. If the rate does not appear on the page, or any other page as may replace that page on that service, or if the service is no longer offered, any other service for displaying LIBOR or comparable rates as may be selected by the trustee after consultation with the servicer, the rate will be the reference bank rate. The reference bank rate will be determined on the basis of the rates at which deposits in U.S. Dollars are offered by the reference banks, which shall be three major banks that are engaged in transactions in the London interbank market, selected by the trustee after consultation with the servicer, as of 11:00 A.M., London time, on the day that is two LIBOR business days prior to the immediately preceding distribution date to prime banks in the London interbank market for a period of one month in amounts approximately equal to the aggregate class principal balance of the adjustable rate certificates. The trustee will request the principal London office of each of the reference banks to provide a quotation of its rate. If at least two quotations are provided, the rate will be the arithmetic mean of the quotations. If on the related date fewer than two quotations are provided as requested, the rate will be the arithmetic mean of the rates quoted by one or more major banks in New York City, selected by the trustee after consultation with the servicer, as of 11:00 A.M., New York City time, on the date for loans in U.S. Dollars to leading European banks for a period of one month in amounts approximately equal to the aggregate class principal balance of the adjustable rate certificates. If no quotations can be obtained, the rate will be LIBOR for the prior distribution date. LIBOR business day means any day other than a Saturday or a Sunday or a day on which banking institutions in the State of New York or in the city of London, England are required or authorized by law to be closed.

CAPITALIZED INTEREST ACCOUNT

         On the closing date, cash may be deposited in the capitalized interest account, which account will be in the name of and maintained by the trustee and will be part of the trust. The amount on deposit in the capitalized interest account, including reinvestment income on that amount, will be used by the trustee, on the distribution dates during and immediately following the prefunding period, to fund shortfalls in the interest collections attributable to the prefunding feature of the trust. Any amounts remaining in the capitalized interest account and not needed for this purpose will be paid to the sponsor and will not thereafter be available for distribution to the holders of the offered certificates.

         Amounts on deposit in the capitalized interest account will be invested in permitted investments. The capitalized interest account will not be an asset of any REMIC.

PREFUNDING ACCOUNT

         On the closing date, the prefunded amount for each loan group will be deposited into the prefunding account. See "Description of the Mortgage Loans--Conveyance of subsequent mortgage loans." Amounts in the prefunding account may be used only to (a) acquire subsequent mortgage loans, and (b) to make accelerated payments of principal on the certificates. During the funding period amounts will, from time to time, be withdrawn from the prefunding account to purchase subsequent mortgage loans in accordance with the agreement. Any amounts remaining in the prefunding account at the end of the funding period will be distributed as a principal prepayment to the holders of the fixed rate group certificates in the case of the fixed rate group, the holders of the class A-V1 certificates in the case of adjustable rate group I and the holders of the class A-V2 certificates in the case of adjustable rate group II.

         Amounts on deposit in the prefunding account will be invested in permitted investments. Any investment earnings on funds in the prefunding account will be transferred to the sponsor. The prefunding account will not be an asset of any REMIC.


SUPPLEMENTAL INTEREST RESERVE FUND

         The pooling and servicing agreement provides for a reserve fund, called the supplemental interest reserve fund, which is held by the trustee on behalf of the holders of the class A-V1 and class A-V2 certificates. To the extent amounts on deposit are sufficient, holders of the class A-V1 and class A-V2 certificates will be entitled to receive payments from the fund equal to any related supplemental interest amount. The amount required to be deposited in the fund on any distribution date will equal any supplemental interest amount for such distribution date, or, if no supplemental interest amount is payable on such distribution date, an amount such that when added to other amounts already on deposit in the fund, the aggregate amount on deposit therein is equal to $10,000. Any investment earnings on amounts on deposits in the fund will be paid to (and for the benefit of) the holders of the class C certificates and will not be available to pay any supplemental interest amount. The supplemental interest reserve fund will not be included as an asset of any REMIC created pursuant to the pooling and servicing agreement. The class A-V1 and class A-V2 certificates will be entitled to receive any related supplemental interest amount on the distribution date on which it arises or on a subsequent distribution date from and to the extent of amounts otherwise distributable to the class C certificateholders. Supplemental interest amounts will not be paid after the date on which the trust is terminated by optional termination or otherwise. The certificate insurer does not guarantee the payment of, and the ratings assigned to the class A-V1 and class A-V2 certificates do not address the likelihood of the payment of, any supplemental interest amounts.

REPORTS TO CERTIFICATEHOLDERS

         Concurrently with each distribution to certificateholders, the trustee will mail a statement to each certificateholder in the form required by the pooling and servicing agreement and setting forth, among other things, the following information:

                  (a) the amount of the distribution with respect to each class of certificates, based on a certificate in the original principal amount of $1,000;

                  (b) the amount of such distribution allocable to principal on the related mortgage loans in each mortgage loan group, separately identifying the aggregate amount of any prepayment or other recoveries of principal included therein;

                  (c) the amount of such distribution allocable to interest on the related mortgage loans in each mortgage loan group, based on a certificate in the original principal amount of $1,000;

                  (d) the accrued certificate interest and the interest carry forward amount for each class of certificates;

                  (e) the principal amount of each class of certificates, based on a certificate in the original principal amount of $1,000 that will be outstanding after giving effect to any payment of principal on such distribution date;

                  (f) the aggregate of the principal balances of all mortgage loans and the aggregate of the principal balances of the mortgage loans in each mortgage loan group after giving effect to any payment of principal on such distribution date and the related group factor;

                  (g) based upon information furnished by the sponsor, such information as may be required by section 6049(d)(7)(c) of the code and the regulations promulgated thereunder to assist certificateholders in computing their market discount;

                  (h) the total of all amounts paid by the sponsor or the servicer during such collection period in connection with purchases or repurchases from the trust of mortgage loans and substitutions for mortgage loans of qualified replacement mortgages with respect to each mortgage loan group;

                  (i) the pass-through rates for each class of offered certificates;

                  (j) the weighted average mortgage interest rate of the mortgage loans in each mortgage loan group;

                  (k) whether certain delinquency and loss triggers under the pooling and servicing agreement have occurred;

                  (l) the overcollateralization amount and targeted overcollateralization amount for each mortgage loan group;

                  (m) the certificate principal balance of each class of certificates then outstanding after giving effect to all payments of principal on such distribution date;

                  (n) the amount of any draw to be made on the certificate insurance policy on the related distribution date, and the amounts paid and reimbursable to the certificate insurer as of such distribution date in respect of the certificate insurance premium and any insured payments;

                  (o) with respect to each mortgage loan group, the number of mortgage loans in each mortgage loan group and the aggregate of their principal balances as a percentage of the fixed rate group balance, adjustable rate group I balance or adjustable rate group II balance, as appropriate, that are

                           (i)      30 to 59 days delinquent,
                           (ii)     60 to 89 days delinquent,
                           (iii)    90 or more days delinquent,
                           (iv) the subject of bankruptcy proceedings, to the actual knowledge of the servicer,
                           (v)      in foreclosure, and
                           (vi) as to which the related mortgaged property is REO property;

                  (p) the amount of any supplemental interest amounts paid and remaining unpaid as of such distribution date; and

                  (q) the dollar amount of

                           (i) claims paid by the primary mortgage insurer under the primary mortgage insurance policy as of the related distribution date and
                           (ii) the claims denied by the pmi insurer under the pmi policy as of the related distribution date.

         Certain obligations of the Trustee to provide information to the Certificateholders are conditioned upon such information being received from the Servicer.

         As to any distribution date, the "group factor" will be the percentage obtained (carried to eight decimal places, rounded down) by dividing the aggregate principal balance of the related mortgage loan group on such distribution date (after giving effect to any distribution of principal or allocation of realized losses on the certificates on such distribution date) by the related cut-off date group balance.

         Within 90 days after the end of each calendar year, the trustee will mail to each person who at any time during such calendar year was a holder of record of a certificate the information set forth in clauses (a) through (q) above, aggregated for such calendar year or, in the case of each person who was a holder of record of a certificate for a portion of such calendar year, setting forth such information for each month thereof.

BOOK-ENTRY REGISTRATION OF OFFERED CERTIFICATES

         The offered certificates initially will be issued as book-entry certificates. The book-entry certificates will be issued in one or more certificates which equal the aggregate principal balance of the offered certificates and will initially be registered in the name of Cede & Co., referred to as Cede, the nominee of the Depository Trust Company, referred to as DTC. Persons acquiring beneficial ownership interests in the offered certificates will hold their certificates through DTC in the United States, or Cedelbank or the Euroclear System, referred to as Euroclear, in Europe, if they are participants of these systems, or indirectly through organizations which are participants in these systems. Cedelbank and Euroclear will hold omnibus positions on behalf of their participants through customers' securities accounts in Cedelbank's and Euroclear's names on the books of their respective depositaries which in turn will hold positions in customers' securities accounts in the depositaries' names on the books of DTC. Citibank, N.A., referred to as Citibank, will act as depositary for Cedelbank and, The Chase Manhattan Bank, referred to as Chase, will act as depositary for Euroclear. Collectively these entities are referred to as the European depositaries.

         Investors may hold beneficial interests in the book-entry certificates in minimum denominations representing class principal balances or notional amount of $25,000 and in integral multiples of $1,000 in excess of the notional amount of $25,000. One certificate of each class of offered certificates may be issued in a different principal amount to accommodate the remainder of the initial principal amount of the certificates of the class. Unless and until definitive certificates are issued, it is anticipated that the only certificateholder of the offered certificates will be Cede & Co., as nominee of DTC. Certificate owners will not be certificateholders as that term is used in the agreement. Certificate owners are only permitted to exercise their rights indirectly through participants and DTC. For a description of the features of the book-entry registration system, see "Description of the Securities--Form of Securities--Book-Entry Registration" in the prospectus. For information with respect to tax documentation procedures relating to the certificates, see "Global Clearance, Settlement and Tax Documentation Procedures-U.S. Federal Income Tax Documentation Requirements" in Annex I to this prospectus supplement.

         Neither the seller, the servicer nor the trustee will have any responsibility for any aspect of the records relating to or payments made on account of beneficial ownership interests of the book-entry certificates held by Cede & Co., as nominee for DTC, or for maintaining, supervising or reviewing any records relating to beneficial ownership interests.

TERMINATION; RETIREMENT OF THE CERTIFICATES

         The trust will terminate upon the later to occur of

         (a) the payment to certificateholders of all amounts held in the certificate account or by or on behalf of the servicer and required to be paid to the certificateholders pursuant to the pooling and servicing agreement,

         (b) the final payment or other liquidation of the principal balance of the last mortgage loan remaining in the trust or,

         (c) the optional purchase of the mortgage loans by the servicer, as described below.

Written notice of termination of the pooling and servicing agreement will be given to each certificateholder, and the final distribution will be made only upon surrender and cancellation of the certificates at an office or agency appointed by the trustee which will be specified in the notice of termination.

         Subject to provisions in the pooling and servicing agreement concerning adopting a plan of complete liquidation, the servicer may, at its option, terminate the agreement on any distribution date during which the aggregate principal balance of the mortgage loans is less than 10% of the sum of the principal balances of the initial mortgage loans and subsequent mortgage loans as of the cut-off date, called the clean-up call date, by purchasing all of the outstanding mortgage loans and REO properties at a price equal to the sum of the outstanding mortgage loans, subject to reduction of the purchase price based in part on the fair market value of any REO property included in the trust if the fair market value is less than the principal balance of the related mortgage loan, as provided in the pooling and servicing agreement, accrued and unpaid interest on the related mortgage loan at the weighted average of the loan rates through the end of the related Collection Period and certain amounts payable to the certificate insurer under the pooling and servicing agreement.

         The pooling and servicing agreement will provide that notice of any termination, specifying the final distribution date upon which the certificateholders may surrender their certificates to the trustee for payment of the final distribution and cancellation, will be given promptly by the trustee by letter to certificateholders specifying

         (a) the distribution date for the final distribution,

         (b) the amount of any such final distribution and

         (c) that the final distribution will be made only upon presentation and surrender of the certificates at the office or agency of the trustee therein specified.

THE TRUSTEE

         ___________________, will be the trustee under the pooling and servicing agreement. The pooling and servicing agreement will provide that the trustee is entitled to the trustee fee and reimbursement of expenses. The trustee may resign at any time, in which event the servicer will be obligated to appoint a successor trustee. The servicer may also remove the trustee if the trustee ceases to be eligible to continue as such under the pooling and servicing agreement, if the trustee fails to fulfill its obligations in any material respect under the pooling and servicing agreement or if the trustee becomes insolvent. Upon becoming aware of such circumstances, the servicer will be obligated to appoint a successor trustee. Any resignation or removal of the trustee and appointment of a successor trustee will not become effective until acceptance of the appointment by the successor trustee.

                               CREDIT ENHANCEMENT

         The credit enhancement provided for the benefit of the offered certificateholders consists of the application of the related monthly excess cashflow amounts, the overcollateralization and cross-collateralization features of the trust, the certificate insurance policy and, in certain instances, the primary mortgage insurance policy.

TREATMENT OF REALIZED LOSSES

         If, with respect to any mortgage loan that becomes a liquidated mortgage loan during a collection period, the net liquidation proceeds relating thereto and allocated to principal are less than the principal balance of such mortgage loan, the amount of the insufficiency will constitute a realized loss. Realized losses will reduce the aggregate of the outstanding principal balances of the mortgage loans in the related mortgage loan group and accordingly will reduce the related overcollateralization amount. The application of related monthly excess cashflow amounts to fund extra principal distribution amounts and thereby reduce the certificate principal balances of the related offered certificates will increase the related overcollateralization amount. Realized losses that occur in a mortgage loan group will, in effect, be absorbed first, by the related retained certificates, both through the application of the monthly excess cashflow amount to fund such deficiency and through a reduction in the related overcollateralization amount.

         Realized losses remaining after such absorption by the retained certificates and the application of the related monthly excess cashflow amount and through the reduction of the related overcollateralization amount (including giving effect to the cross-collateralization feature of the trust) to the extent of any coverage deficit will be covered by a draw on the certificate insurance policy.

OVERCOLLATERALIZATION AND APPLICATION OF MONTHLY EXCESS CASHFLOW AMOUNTS

         The weighted average net mortgage interest rate for the mortgage loans in each mortgage loan group is generally expected to be higher than the weighted average of the pass-through rates on the related offered certificates. In addition, to the extent that there is overcollateralization, these mortgage loans will be generating still further excess interest relative to the pass-through rates on the related offered certificates. The monthly excess cashflow amount generally consists of both the excess interest generated on the related mortgage loans together with the overcollateralization release amount.

         The overcollateralization mechanics of the trust result in a limited acceleration of the payment of the offered certificates relative to the amortization of the mortgage loans in the related mortgage loan group. The accelerated amortization will cause the aggregate of the related principal balances of the certificates to amortize more rapidly than the principal balances of the mortgage loans in the related mortgage loan group, increasing the amount of overcollateralization. Once the targeted overcollateralization amount is reached, such accelerated amortization features will cease, unless necessary to maintain the targeted overcollateralization amount. On any distribution date on which the targeted overcollateralization amount of a mortgage loan group is reached, the related excess cashflow amounts will not be passed through as a distribution of principal to the holders of the related offered certificates on such distribution date, but will be distributed to the retained certificateholders.

         The pooling and servicing agreement provides that, based on the delinquency and loss experience of the mortgage loans and certain triggers required by the certificate insurer as set forth in the pooling and servicing agreement, the targeted overcollateralization amount with respect to such mortgage loan group may increase or decrease over time. In addition, the pooling and servicing agreement provides that the targeted overcollateralization amount with respect to a mortgage loan group may be modified, reduced or eliminated without the consent of any certificateholders. An increase would result in a temporary period of accelerated amortization of the related offered certificates to increase the actual level of overcollateralization to the targeted overcollateralization amount; a decrease would result in a temporary period of decelerated amortization to reduce the actual level of overcollateralization to the targeted overcollateralization amount.

OVERCOLLATERALIZATION AND THE CERTIFICATE INSURANCE POLICY

         The pooling and servicing agreement will require the trustee to make a claim for an insured payment under the certificate insurance policy not later than the third business day prior to any distribution date as to which the trustee has determined that a deficiency amount with respect to a class of offered certificates will occur for the purpose of applying the proceeds of such insured payment to the related class of offered certificateholders on such distribution date. The trustee shall allocate any insured payment first to any accrued certificate interest and any interest carry forward amount remaining unpaid after giving effect to all distributions on such distribution date and second to the payment of each class' allocable percentage of the amount, if any, by which (x) the aggregate of the certificate principal balances of the classes of offered certificates exceeds (y) the aggregate principal balance of the mortgage loans as of the end of the applicable collection period, called a coverage deficit. Consequently, no insured payment will be payable solely as a result of the certificate principal balance of the offered certificates of a certificate group being greater than the aggregate principal balance of the mortgage loans of the related mortgage loan group. Accordingly, the certificate insurance policy guarantees ultimate collection of the full amount of the certificate principal balance of each class of offered certificates, rather than current payments of the amounts of any realized losses to the holders of each class of offered certificates. You should realize that, under certain loss or delinquency scenarios applicable to the mortgage loans, you may temporarily receive no distributions in reduction of the certificate principal balance of their respective class.

CERTIFICATE INSURANCE POLICY

         The following summary of the terms of the certificate insurance policy does not purport to be complete and is qualified in its entirety by reference to the certificate insurance policy. A form of the certificate insurance policy may be obtained, upon request, from the trustee.

         Simultaneously with the issuance of the offered certificates, the certificate insurer will deliver the certificate insurance policy to the trustee for the benefit of the holders of the offered certificates. Under the certificate insurance policy, the certificate insurer will irrevocably and unconditionally guarantee payment on each distribution date to the trustee for the benefit of the holders of the offered certificates of insured payments with respect to the offered certificates for such distribution date, calculated in accordance with the original terms of the offered certificates when issued and without regard to any amendment or modification of the offered certificates except amendments or modifications to which the certificate insurer has given its prior written consent.

         As used in the certificate insurance policy, the following terms have the following meanings:

         "Business Day" means any day other than a Saturday, Sunday or a day on which the certificate insurer or banking institutions in New York city or in the city in which the corporate trust office of the trustee under the agreement is located are authorized or obligated by law or executive order to close.

         "Deficiency Amount" means, with respect to the offered certificates and any distribution date, the excess, if any, of

                  (A) the sum of (i) the accrued certificate interest for each class of offered certificates plus any interest carry forward amount for each class of offered certificates and (ii) the guaranteed principal amount over

                  (B) available funds for all of the mortgage loan groups (after payment of the trustee fee, monthly servicing fee, the certificate insurer premium and the primary mortgage insurer premium, if any).

The certificate insurance policy will not cover payment of any supplemental interest amount.

         "Guaranteed Principal Amount" means for any distribution date (a) the amount, if any, by which the aggregate certificate principal balance of the offered certificates exceeds the aggregate principal balance of the mortgage loans at the end of the previous month (after giving effect to all distributions of principal on the offered certificates on such distribution date) and (b) on the distribution date in _____________ (after giving effect to all other distributions of principal on the offered certificates), an amount equal to the aggregate certificate principal balance.

         "Insured Payment" means (i) as of any distribution date, any deficiency amount and (ii) any preference amount.

         "Preference Amount" means any amount previously distributed to an owner on the offered certificates that is recoverable and sought to be recovered as a voidable preference by a trustee in bankruptcy pursuant to the united states bankruptcy code (11 U.S.C. Section 101 et seq.), as amended from time to time, in accordance with a final nonappealable order of a court having competent jurisdiction.

         "Receipt" and "Received" with respect to the certificate insurance policy means actual delivery to the certificate insurer and to the fiscal agent appointed by the certificate insurer at its option, if any, prior to 12:00 p.m., New York City time, on a business day; delivery either on a day that is not a business day or after 12:00 p.m., New York City time, shall be deemed to be receipt on the next succeeding business day. If any notice or certificate given under the certificate insurance policy by the trustee is not in proper form or is not properly completed, executed or delivered, it shall be deemed not to have been received, and the certificate insurer or the fiscal agent shall promptly so advise the trustee and the trustee may submit an amended notice.

         "Term of the Policy" means the period from and including the date of issuance of the certificate insurance policy to and including the date on which the certificate principal balance for each class of certificates is zero, plus such additional period, to the extent specified in the certificate insurance policy, during which any payment on the applicable class of certificates could be avoided in whole or in part as a preference payment.

         If any Insured Payment is treated as a preference payment under applicable bankruptcy, insolvency, receivership or similar law, the Certificate Insurer will pay such amount out of funds of the Certificate Insurer on the later of (a) the date when due to be paid pursuant to the Order referred to below or (b) the first to occur of (i) the fourth Business Day following Receipt by the Certificate Insurer from the Trustee of

                  (A) a certified copy of the order of the court or other governmental body that exercised jurisdiction to the effect that a holder of the applicable class of certificates is required to return principal or interest distributed with respect to the applicable class of certificates during the term of the policy because such distributions were avoidable preferences under applicable bankruptcy law, called an order,

                  (B) a certificate of such holder of the applicable class of certificates that the order has been entered and is not subject to any stay, and

                  (C) an assignment duly executed and delivered by such holder of the applicable class of certificates, in such form as is reasonably required by the certificate insurer and provided to such holder of the applicable class of certificates by the certificate insurer, irrevocably assigning to the certificate insurer all rights and claims of such holder of the applicable class of certificates against the debtor which made such preference payment or otherwise with respect to such preference payment, or

         (ii) the date of receipt by the certificate insurer from the trustee of the items referred to in clauses (A), (B) and (C) above if, at least four business days prior to such date of receipt, the certificate insurer shall have received written notice from the trustee that such items were to be delivered on such date and such date was specified in such notice. Such payment shall be disbursed to the receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the order and not to the trustee or holder of the applicable class of certificates directly (unless a holder of the applicable class of certificates has previously paid such amount to the receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the order, in which case such payment shall be disbursed to the trustee for distribution to such certificateholder upon proof of such payment reasonably satisfactory to the certificate insurer). In connection with the foregoing, the certificate insurer shall have the rights provided pursuant to the pooling and servicing agreement.

         Payment of claims under the certificate insurance policy will be made by the certificate insurer following receipt by the certificate insurer of the appropriate notice for payment on the later to occur of (a) 12:00 noon, New York City time, on the second business day following receipt of such notice for payment, and (b) 12:00 noon, New York City time, on the relevant distribution date.

         Unless a default by the certificate insurer in connection with the certificate insurance policy exists, the certificate insurer will be entitled to exercise all voting rights of the holders of the offered certificates.

         The sponsor and the certificate insurer will enter into an insurance and indemnity agreement pursuant to which the sponsor will agree to reimburse, the certificate insurer for amounts paid pursuant to claims under the certificate insurance policy and certain related charges and expenses. amounts owing under the insurance agreement will be payable solely from the trust. An event of default by the servicer under the insurance agreement will constitute an event of default by the servicer under the pooling and servicing agreement and allow the certificate insurer, among other things, to direct the trustee to terminate the servicer. An "event of default" by the servicer under the insurance agreement includes

                           (i) the servicer's failure to pay when due any amount
                  owed under the insurance agreement or certain other documents,

                           (ii) the servicer's untruth or incorrectness in any
                  material respect of any representation or warranty of the servicer in the insurance agreement, the pooling and servicing agreement or certain other documents,

                           (iii) the servicer's failure to perform or to observe
                  any covenant or agreement in the pooling and servicing agreement and certain other documents,

                           (iv) the servicer's failure to pay its debts in
                  general or the occurrence of certain events of insolvency or bankruptcy with respect to the servicer, and

                           (v) the occurrence of an event of default under the
                  pooling and servicing agreement or certain other documents.

CROSSCOLLATERALIZATION PROVISIONS

         Certain available funds with respect to each certificate group will be available to cover certain shortfalls and to create overcollateralization with respect to the offered certificates relating to the other certificate groups.

PRIMARY MORTGAGE INSURANCE POLICY

         The following description of the primary mortgage insurance policy is only a brief outline and does not purport to summarize or describe all of the provisions, terms and conditions of the primary mortgage insurance policy. For a more complete description of these provisions, terms and conditions, reference is made to the primary mortgage insurance policy, a copy of which is available upon request from the trustee.

         As of the statistic calculation date, approximately ______%, ______% and _______%, as measured by aggregate principal balance, of the statistic calculation loans in the fixed rate group, adjustable rate group I and adjustable rate group ii, respectively, which have original loan-to-value ratios in excess of 80% are insured by ______________________, called the primary mortgage insurer, pursuant to the primary mortgage insurance policy. The amount of coverage provided by the primary mortgage insurance policy varies on a loan-by-loan basis based upon the original loan-to-value ratio of the primary mortgage insurance mortgage loan. The primary mortgage insurance policy provides for the payment to the primary mortgage insurance insurer of certain initial and renewal premiums with respect to each primary mortgage insurance mortgage loan, at rates calculated under the primary mortgage insurance policy.

         Unless otherwise agreed by the certificate insurer, the primary mortgage insurance policy is required to remain in force with respect to each primary mortgage insurance mortgage loan until:

         (1) the principal balance of such primary mortgage insurance mortgage loan is paid in full, or

         (2) the principal balance of such primary mortgage insurance mortgage loan has amortized down to a level that results in a loan-to-value ratio for such mortgage loan agreed to with the primary mortgage insurance insurer.

                               THE MORTGAGE LOANS

         The mortgage loans will include:

         (a) the mortgage loans identified as of _____________ and described in this prospectus supplement, called the statistic calculation loans,

         (b) additional fixed and adjustable rate mortgage loans to be delivered on the closing date, referred to as the additional mortgage loans, and together with the statistic calculation loans, called the initial mortgage loans, and

         (c) additional mortgage loans to be purchased by the trust from the seller from time to time on or prior to _____________, called the subsequent mortgage loans, and together with the initial mortgage loans, called the mortgage loans.

         The following brief description of the statistic calculation loans is based on the terms of the statistic calculation loans, including their respective principal balances as of the statistic calculation date, and each mortgage loan group as of the statistic calculation date. Certain mortgage loans may be removed, prior to the closing date, from the mortgage pool and each mortgage loan group and other mortgage loans may be substituted therefor with the consent of the certificate insurer. As a result, the statistical information presented in this prospectus supplement regarding the statistic calculation loans and each mortgage loan group may vary in certain limited respects but will not vary in any material respects from comparable information based on the actual composition of the mortgage pool and each mortgage loan group at the closing date.

         None of the mortgage loans is or will be insured or guaranteed by the sponsor, the servicer, the trustee, any originator or any of their respective affiliates, or by any governmental agency or other person.

         A schedule of the mortgage loans included in each mortgage loan group as of the closing date will be attached to the pooling and servicing agreement delivered to the trustee upon delivery of the certificates. A current report on form 8-K containing a description of the mortgage loans included in the final mortgage pool in a form comparable to the description of the statistic calculation loans contained in "ANNEX A: DESCRIPTION OF THE MORTGAGE POOL" will be filed with the securities and exchange commission within 15 days after the closing date.

         Each mortgage loan in the trust will be assigned to the fixed rate group, adjustable rate group I or adjustable rate group II. Each mortgage loan assigned to the fixed rate group bears interest at a fixed rate, and each mortgage loan assigned to adjustable rate group I and adjustable rate group II bears interest at an adjustable rate, call an ARM. The statistic calculation loans contained in the fixed rate group are secured by first and second liens with respect to the related mortgaged properties. All of the statistic calculation loans contained in adjustable rate group I and adjustable rate group II are secured by first liens on the related mortgaged properties. All of the mortgage loans in adjustable rate group I have conforming balances. The fixed rate group certificates represent undivided beneficial ownership interests in all mortgage loans contained in the fixed rate group. The adjustable rate group I certificates represent undivided beneficial ownership interests in all mortgage loans contained in adjustable rate group I and the adjustable rate group II certificates represent undivided beneficial ownership interests in all mortgage loans contained in adjustable rate group II.

         Certain mortgage loans will provide for the payment of a charge if the principal thereof is paid prior to its stated maturity date. No mortgage loan will impose a prepayment charge for a term in excess of five years. Such charge, to the extent received, however, will not be available to the trust but will instead be paid to the holders of the class p certificates.

         As of the cut-off date, approximately ___% , ____ % and ____%, by principal balance, of the mortgage loans in the fixed rate group, adjustable rate group I and adjustable rate group II, respectively, have original terms to stated maturity of up to 15 years and amortization schedules of up to 30 years, called balloon loans, leaving a substantial payment due at the stated maturity.

In connection with the assignment of the mortgage loans to the trust, the sponsor will represent and warrant that, among other things, as of the cut-off date, no mortgage loan had two or more monthly payments past due. However, you should be aware that approximately _____%, _____% and _____%, by aggregate principal balance, of the statistic calculation loans in the fixed rate group, adjustable rate group I and adjustable rate group II, respectively, had a first monthly payment due before ______________, and it was not possible for any mortgage loan other than such mortgage loans to have had two or more monthly payments past due as of the statistic calculation date. No statistic calculation loan has a loan-to-value ratio at origination of more than 100%.

         The interest rate, also referred to as the net loan rate, borne by each ARM is subject to adjustment on the date set forth in the related promissory note, each called a mortgage note, and at regular intervals thereafter, each referred to as a change date, to equal the sum of (a) the applicable loan index and (b) the number of basis points set forth in that mortgage note, called the gross margin, subject to rounding and to the effects of the applicable periodic cap, the applicable lifetime cap and the applicable lifetime floor. The periodic cap limits changes in the loan rate for each ARM on each change date. The lifetime cap is the maximum loan rate that may be borne by an ARM at any point. The lifetime floor is the minimum loan rate that may be borne by an ARM at any point.

         For all of the statistic calculation mortgage loans that are ARMs, the loan index is the London interbank offered rate for six-month United States dollar deposits, and the change dates occur every six months after the initial change date. The reference for each applicable loan index and the date prior to a change date as of which the loan index is determined is set forth in the related mortgage note. Approximately ______% and ______%, by principal balance, of the statistic calculation loans in adjustable rate group I have initial change dates that are 24 months and 36 months after origination, respectively, and approximately ______% and ______%, by principal balance, of the statistic calculation loans in adjustable rate group II have initial change dates that are 24 months and 36 months after origination, respectively. These loans are referred to, collectively, as hybrid loans. The periodic cap for all of the ARMs, subsequent to the first change date, is 1.00%. However, the periodic cap for the initial change date for the hybrid loans in adjustable rate group I generally is _____% and for the hybrid loans in adjustable rate group II generally is _____%.

CONVEYANCE OF SUBSEQUENT MORTGAGE LOANS

         On the closing date, cash in an amount not to exceed approximately $____________, called the prefunding account deposit, will be deposited into a segregated account maintained with the trustee on behalf of the trust, called the prefunding account. The maximum amount of subsequent mortgage loans to be transferred to the trust for the fixed rate group, adjustable rate group I and adjustable rate group II is approximately $_________ , $__________ and $___________, respectively. Amounts on deposit in the prefunding account will be withdrawn to purchase subsequent mortgage loans from the seller for the fixed rate group, adjustable rate group I and adjustable rate group II during the funding period from the closing date until the the close of business on
-----------.

         The purchase price for the subsequent mortgage loans will equal the outstanding principal balances of those mortgage loans as of the related cut-off dates and will be paid by withdrawal of funds on deposit in the prefunding account. The subsequent mortgage loans may have characteristics which differ from the mortgage loans initially included in the applicable loan group. Accordingly, the statistical characteristics of the mortgage loans in the trust will vary upon the acquisition of subsequent mortgage loans, but will not vary in any material repects from the characteristics of the statistic calculation loans.

         The obligation of the trust to purchase subsequent mortgage loans on any date during the funding period is subject to the following requirements in addition to other requirements set forth in the agreement:

         - the subsequent mortgage loan may not be 30 or more days contractually delinquent as of the related cut-off date

         - the remaining term to stated maturity of the subsequent mortgage loan will not exceed __ years

         - the subsequent mortgage loan will be underwritten or re-underwritten in accordance with the sponsor's underwriting criteria

         - the subsequent mortgage loan will not have a loan rate less than ___% for the fixed rate group, __ % for adjustable rate group I and ___ % for adjustable rate group II

         - following the delivery of such subsequent mortgage loans, the mortgage loans in the related mortgage loan group (including the subsequent mortgage loans) (a) will have a related weighted average loan rate not materially different from the weighted average loan rate of the statistic calculation loans in the related mortgage loan group, (b) will each have a principal balance not in excess of $_______; and (c) will satisfy any additional requirements set forth in the pooling and servicing agreement.

         In addition, the transfer of additional mortgage loans to the trust on the closing date is subject to the approval of the certificate insurer, which may also, in its discretion, approve additional mortgage loans not meeting the foregoing requirements.

ASSIGNMENT OF MORTGAGE LOANS

         On the closing date with respect to the initial mortgage loans and on each subsequent transfer date with respect to the subsequent mortgage loans, the sponsor will transfer to the trust all of its right, title and interest in and to each mortgage loan, the related mortgage note, mortgages and other related documents, collectively referred to as the related documents, including all payments received after the related cut-off date other than payments of interest on the initial mortgage loans due on or before ____________. The trustee, concurrently with the initial transfer, will deliver the certificates to the sponsor. Each mortgage loan transferred to the trust will be identified on a mortgage loan schedule delivered to the trustee pursuant to the agreement. This schedule will include information as to the principal balance of each mortgage loan as of the related cut-off date, as well as information with respect to the loan rate.

         The agreement will require that, within the time period specified in the agreement, the sponsor will deliver to the trustee the mortgage loans endorsed to the trustee and the related documents. In lieu of delivery of original mortgages, if the original is not available, the sponsor may deliver true and correct copies of the original mortgages.

         Under the terms of the agreement, the sponsor will promptly and in no event later than 30 days after the closing date with respect to the initial mortgage loans and promptly but not later than 30 days after each subsequent transfer date with respect to the related subsequent mortgage loans, prepare and record assignments of the mortgages related to each mortgage loan in favor of the trustee, unless opinions of counsel satisfactory to the rating agencies are delivered to the trustee to the effect that recordation of the assignments is not required in the relevant jurisdictions to protect the interests of the trustee in the mortgage loans. If the recording information with respect to any assignment of mortgage is unavailable within 30 days of the closing date or subsequent transfer date, as the case may be, the assignment will be prepared and recorded within 30 days after receipt of this information, but in no event later than eight months after the closing date or subsequent transfer date, as the case may be.

         Within 45 days of the closing date with respect to the initial mortgage loans and each subsequent transfer date with respect to the related subsequent mortgage loans, the trustee will review the mortgage loans and the related documents pursuant to the agreement and if any mortgage loan or related document is found to be defective in any material respect and the defect is not cured within the earlier of 60 days following notification of the defect to the sponsor by the trustee or 90 days following the trustee's discovery of the defect, the sponsor will be obligated to either (a) substitute for the mortgage loan a qualified replacement mortgage loan; however, this substitution is permitted only within two years of the closing date and may not be made unless an opinion of counsel is provided to the effect that the substitution will not disqualify any REMIC as a REMIC or result in a prohibited transaction tax under the Code or (b) purchase the mortgage loan at a price, called the purchase price, equal to the outstanding principal balance of the mortgage loan as of the date of purchase, plus unpaid interest on the mortgage loan from the date interest was last paid or with respect to which interest was advanced and not reimbursed through the end of the calendar month in which the purchase occurred, computed at the loan rate, net of the servicing fee if the sponsor is the servicer, plus if the sponsor is not the servicer the amount of any unreimbursed servicing advances made by the servicer. The purchase price will be deposited in the collection account on or prior to the next succeeding deposit date after the obligation arises. The obligation of the sponsor to repurchase or substitute for a defective mortgage loan is the sole remedy regarding any defects in the mortgage loans and related documents available to the trustee or the certificateholders.

         The sponsor will make representations and warranties as to the accuracy in all material respects of information furnished to the trustee with respect to each mortgage loan. In addition, the sponsor will represent and warrant, on the closing date, that, among other things: (a) that each mortgage loan, at its origination, complied in all material respects with applicable state and federal laws; (b) that each mortgage is a valid lien of the applicable priority; (c) that, as of the closing date, no mortgage loan had two or more monthly payments past due; (d) that each mortgaged property consists of a one-to four-family residential property or unit in a condominium or planned unit development; (e) that the sponsor had good title to each mortgage loan prior to the sale and assignment by the sponsor; and (f) that no proceeds from any mortgage loan were used to finance single-premium credit, life and disability insurance policies. Upon discovery of a breach of any representation and warranty which materially and adversely affects the interests of the certificateholders in the related mortgage loan and related documents, the sponsor will have a period of 60 days after discovery or notice of the breach to effect a cure. If the breach cannot be cured within the 60-day period, the sponsor will be obligated to (x) substitute for the mortgage loan a qualified replacement mortgage loan or (y) purchase the mortgage loan from the trust. The same procedure and limitations that are set forth above for the substitution or purchase of defective mortgage loans as a result of deficient documentation relating to the defective mortgage loans will apply to the substitution or purchase of a mortgage loan as a result of a breach of a representation or warranty in the agreement that materially and adversely affects the interests of the certificateholders.

OPTIONAL PURCHASE OF DEFAULTED MORTGAGE LOANS

         The sponsor additionally has the option to purchase from the trust any mortgage loan 90 days or more delinquent at the purchase price set forth above for the purchase of defective mortgage loans, subject to certain limits set forth in the pooling and servicing agreement.

PAYMENTS ON MORTGAGE LOANS; DEPOSITS TO COLLECTION ACCOUNT AND CERTIFICATE
ACCOUNT

         The servicer will establish and maintain in the name of the trustee a separate collection account for the benefit of the holders of the certificates. The collection account will be an eligible account meeting the criteria specified in the pooling and servicing agreement. Upon receipt by the servicer of amounts in respect of the mortgage loans, excluding amounts representing the servicing fee, reimbursement for any primary mortgage insurance premium made by it, reimbursement for certain monthly advances, servicer advances and any other expenses incurred by it for which it is entitled to reimbursement under the pooling and servicing agreement, the servicer will deposit these amounts in the collection account. Amounts so deposited may be invested in permitted investments, as described in the agreement, that are approved by the certificate insurer and meet the criteria of the rating agencies as being consistent with their then current ratings of the offered certificates. Investment earnings from amounts on deposit in the collection account will not be part of Available Funds.

         The trustee will establish a certificate account. ___ days prior to each distribution date, which date is called the deposit date, the trustee is required to deposit into the distribution account, the Available Funds for a mortgage loan group and the related collection period. The distribution account will be an eligible account. Amounts on deposit in the distribution account may be invested in permitted investments maturing on or before the business day prior to the related distribution date or, if the eligible investments are an obligation of the trustee or are money market funds for which the trustee or any affiliate is the manager or the advisor, the eligible investments shall mature no later than the related distribution date. Investment earnings from amounts on deposit in the distribution account will not be part of Available Funds.

                       PREPAYMENT AND YIELD CONSIDERATIONS

GENERAL

         The weighted average life of and the yield to maturity on an offered certificate will be directly related to the rate of prepayments of principal of the mortgage loans. The actual rate of principal prepayments on the mortgage loans may be influenced by a variety of economic, tax, geographic, demographic, social, competitive, legal and other factors and has fluctuated considerably in recent years. The mortgage loans may be prepaid by the borrowers at any time; however, a majority of the mortgage loans are subject to a prepayment charge.

         Because all amounts available for distribution on each class of certificates after distributions in respect of accrued certificate interest are applied as reductions of the related certificate principal balance, the weighted average lives of the certificates will be influenced by the amount of excess interest so applied. Because the overcollateralization feature is expected to cause interest collections on the related mortgage loans to outpace required interest distributions for each class of certificates, such excess interest will be applied to reduce the principal balances of the offered certificates. It is expected that, over time, this excess interest will increase in proportion to the principal balances of the offered certificates in the absence of offsetting realized losses. In addition, under certain circumstances all or a portion of the excess cashflow for a mortgage loan group may be available for distribution for the other mortgage loan groups, and the resulting "cross-collateralization" may increase the rate at which the targeted overcollateralization amount with respect to a mortgage loan group is achieved, further accelerating the amortization of the related offered certificates.

         The certificate insurer will have the right, but not the obligation, to fund realized losses for a mortgage loan group with respect to any collection period, which may have the effect of increasing the rate of amortization of either such class.

PASS-THROUGH RATES

         The pass-through rate for the class A-5F and class A-6F certificates is subject to the fixed rate group available funds cap. Each available funds cap on any distribution date is determined by reference to the weighted average interest rate of the mortgage loans, net of certain expenses in the fixed rate group in effect at the beginning of the related collection period. All of the interest rates on the mortgage loans in the fixed rate group are fixed for the lives of such mortgage loans. If mortgage loans bearing higher interest rates were to prepay at rates faster than mortgage loans with lower interest rates, the fixed rate group available funds cap would be lower than otherwise would be the case. Thus, the effective pass-through rate on the class A-5F and class A-6f certificates will be dependent on the prepayment experience in the fixed rate group.

There is no mechanism to compensate the holders of the class A-5F and class A-6F certificates if the related pass-through rate is limited by the fixed rate group available funds cap.

         The yield to investors on the class A-V1 and class A-V2 certificates will be sensitive to, among other things, the level of LIBOR and the levels of the loan index. _______% and ______%, measured by aggregate principal balance, of the statistic calculation loans in adjustable rate group I and ________% and _________% of the statistic calculation loans in adjustable rate group II are hybrid loans which will bear interest at fixed rates for 24 months and 36 months, respectively, after origination of such mortgage loans. Although each of the adjustable rate mortgage loans bears interest at an adjustable rate, such rate is subject to a periodic rate cap, a lifetime floor and a lifetime cap. If the index increases substantially between change dates, the adjusted interest rate on the related mortgage loan may not equal the index plus the related gross margin due to the constraint of such caps. In such event, the related mortgage interest rate will be less than would have been the case in the absence of such caps. In addition, the mortgage interest rate applicable to any change date will be based on the index related to the change date. Thus, if the value of the index with respect to a mortgage loan rises, the lag in time before the corresponding mortgage interest rate increases will, all other things being equal, slow the upward adjustment of the related available funds cap. Furthermore, mortgage loans that have not reached their first change date are more likely to be subject to the applicable periodic rate cap on their first change date. Although the holders of the class A-V1 and class A-V2 certificates will be entitled to receive the related supplemental interest amount, there is no assurance that sufficient funds will be available therefor. The ratings on the class A-V1 and class A-V2 certificates do not address the likelihood of, and the policy does not cover, the payment of any supplemental interest amount.

         Although the interest rates on the adjustable rate mortgage loans are subject to adjustment, the mortgage interest rates adjust less frequently than LIBOR and adjust by reference to the index. Changes in LIBOR may not correlate with changes in the index and either may not correlate with prevailing interest rates. It is possible that an increased level of LIBOR could occur simultaneously with a lower level of prevailing interest rates, which would be expected to result in faster prepayments, thereby reducing the weighted average life of the class A-V1 and class A-V2 certificates.

PAYMENT DELAY FEATURE OF FIXED RATE CERTIFICATES

         The effective yield to the certificateholders of the fixed rate group certificates will be lower than the yield otherwise produced by the pass-through rate for such class and the purchase price of such certificates because distributions will not be payable to the certificateholders until the 25th day of the month following the month of accrual, without any additional distribution of interest or earnings thereon in respect of such delay.

CLASS A-6F CERTIFICATES

         Investors in the class A-6F certificates should be aware that because the class A-6F certificates do not receive any portion of principal payments prior to the distribution date occurring in _____________ and thereafter will receive a disproportionately small or large portion of principal payments (unless the certificate principal balances of the class A-1F, class A-2F, class A-3F, class A-4F and class A-5F certificates have been reduced to zero), the weighted average life of the class A-6F certificates will be longer or shorter than would otherwise be the case, and the effect on the market value of the class A-6F certificates of changes in market interest rates or market yields for similar securities may be greater or less than for other classes of offered certificates entitled to such distributions.

PROJECTED PREPAYMENTS AND YIELDS FOR THE OFFERED CERTIFICATES

         If an offered certificate is purchased at other than par, its yield to maturity will be affected by the rate of the payment of principal on the mortgage loans in the related mortgage loan group. If the actual rate of payments on the mortgage loans in the related mortgage loan group is slower than the rate anticipated by an investor who purchases an offered certificate at a discount, the actual yield to such investor will be lower than such investor's anticipated yield. If the actual rate of payments on the mortgage loans in the related mortgage loan group is faster than the rate anticipated by an investor who purchases an offered certificate at a premium, the actual yield to such investor will be lower than such investor's anticipated yield.

         The rate of prepayments with respect to conventional fixed rate mortgage loans has fluctuated significantly in recent years. As with fixed rate obligations generally, the rate of prepayment on a pool of mortgage loans with fixed rates such as the mortgage loans in the fixed rate loan group is affected by prevailing market rates for mortgage loans of a comparable term and risk level. When the market interest rate is below the applicable loan rate, mortgagors may have an increased incentive to refinance their mortgage loans. Depending on prevailing market rates, the future outlook for market rates and economic conditions generally, some mortgagors may sell or refinance mortgaged properties in order to realize their equity in the mortgaged properties, to meet cash flow needs or to make other investments.

         As is the case with conventional fixed rate mortgage loans, ARMs may be subject to a greater rate of principal prepayments in a declining interest rate environment. For example, if prevailing interest rates fall appreciably, ARMs are likely to be subject to a higher prepayment rate than if prevailing interest rates remain constant because the availability of fixed rate mortgage loans at competitive interest rates may encourage mortgagors to refinance their ARMs to "lock in" a lower fixed interest rate. In addition, the prepayment behavior of the hybrid loans may differ from that of the other mortgage loans. As a hybrid loan approaches its initial adjustment date, the borrower may become more likely to refinance such loan to avoid an increase in the mortgage interest rate. The existence of the applicable periodic rate cap, lifetime cap and lifetime floor also may affect the likelihood of prepayments resulting from refinancings. However, no assurance can be given as to the expected level of prepayments on the mortgage loans.

         In addition to the foregoing factors affecting the weighted average lives of the offered certificates, the use of excess interest to pay principal of the offered certificates will result in acceleration of the offered certificates then entitled to principal distributions, relative to the amortization of the related mortgage loans, particularly in the early months of the transaction. This acceleration feature creates overcollateralization which equals the excess of the pool balance over the aggregate class principal balance of the certificates. Once the required level of overcollateralization is reached, the acceleration feature will cease, unless necessary to maintain the required level of overcollateralization.

         There will not be any insured payment made under the certificate insurance policy in respect of principal until the aggregate of the certificate principal balances of all offered certificates exceeds the aggregate principal balances of all the mortgage loans. As a result, there may be a situation where a certificate group is undercollateralized with respect to the mortgage loans in the related mortgage loan group while holders of the related certificates are not entitled to receive an insured payment in the amount of such undercollateralization.

FINAL DISTRIBUTION DATES

         The final scheduled distribution date for each class of offered certificates is set forth in the summary of this prospectus supplement. The final scheduled distribution dates for the class A-1F, class A-2F, class A-3F and class A-4F certificates have been set to equal the distribution date on which the applicable certificate principal balance would be reduced to zero based upon the structuring aasumptions set forth below, a __% applicable prepayment assumption and an assumption that no excess interest is used to make accelerated payments of principal on the offered certificates. The final scheduled distribution date for the class A-5F, class A-6F, class A-V1 and class A-V2 certificates is the distribution date in the month of the last due date of the latest maturing mortgage loan in either mortgage loan group. It is expected that the weighted average lives of the offered certificates are likely to be shorter, and the actual final distribution date for each class of offered certificates could occur significantly earlier than the final scheduled distribution date for such class.

STRUCTURING ASSUMPTIONS

         The following tables have been prepared on the basis of the following assumptions,:

                           (i) the offered certificates are purchased on
                  ______________;

                           (ii) all adjustable rate mortgage loans have
                  semi-annual rate adjustment frequencies;

                           (iii) with respect to the initial collection period,
                  the mortgage loans include 30 days of interest and no deposits in respect of interest were contributed to the trust;

                           (iv) scheduled payments are timely received on the
                  first day of each month commencing in _____________;

                           (v) distributions on the offered certificates are
                  received, in cash, on the 25th day of each month, commencing in ________________;

                           (vi) no defaults or delinquencies in, or
                  modifications, waivers or amendments respecting, the payment by the mortgagors of principal and interest on the mortgage loans occur;

                           (vii) prepayments represent payment in full of
                  individual mortgage loans and are received on the last day of each month, commencing in _______________ and include 30 days' interest thereon;

                           (viii) the mortgage loans prepay according to the
                  indicated prepayment scenario as described below;

                           (ix) the six-month london interbank offered rate
                  remains constant at ____% and the one-month london interbank offered rate remains constant at ____%;

                           (x) early termination occurs in the manner set forth
                  in the respective tables;

                           (xi) the related targeted overcollateralization
                  amount is set initially as specified in the pooling and servicing agreement and thereafter decreases in accordance with the provisions as specified herein;

                           (xii) the statistic calculation loans are included in
                  the trust as of the cut-off date;

                           (xiii) except as otherwise indicated on the following
                  table, the servicer does not exercise its right of optional termination; and

                           (xiv) each mortgage loan group consists of mortgage
                  loans having the following characteristics:

         The foregoing assumptions are referred to in this prospectus supplement collectively as the structuring assumptions.

                                FIXED RATE GROUP

                                            ORIGINAL       REMAINING         ORIGINAL
                            MORTGAGE        TERM TO         TERM TO        AMORTIZATION
            PRINCIPAL       INTEREST        MATURITY        MATURITY           TERM
             BALANCE         RATE           (MONTHS)        (MONTHS)          (MONTHS)        TOTAL FEE*
          ----------------------------------------------------------------------------------------------
Level Pay
Level Pay
Level Pay

                                      S-51

Level Pay
Level Pay
Level Pay
Level Pay
Level Pay
Balloon


----------
*Includes the monthly servicing fee, the primary mortgage insurer premium and the trustee fee.

                             ADJUSTABLE RATE GROUP I

                                         ORIGINAL      REMAINING      ORIGINAL        MONTHS TO
                           MORTGAGE      TERM TO        TERM TO      AMORTIZATION       NEXT
             PRINCIPAL     INTEREST      MATURITY      MATURITY         TERM           MORTGAGE
              BALANCE        RATE        (MONTHS)      (MONTHS)       (MONTHS)       RATE CHANGE
            -------------------------------------------------------------------------------------
Level Pay
Level Pay
Level Pay
Level Pay
Level Pay
Level Pay
Level Pay
Level Pay
Level Pay
Level Pay
Level Pay

                            INITIAL
                            PERIODIC      PERIODIC     MAXIMUM       MINIMUM
                             RATE           RATE       MORTGAGE      MORTGAGE
              GROSS        ADJUSTMENT    ADJUSTMENT    INTEREST      INTEREST        TOTAL
              MARGIN          CAP           CAP          RATE          RATE           FEE*
            -------------------------------------------------------------------------------------
Level Pay
Level Pay
Level Pay
Level Pay
Level Pay
Level Pay
Level Pay
Level Pay
Level Pay
Level Pay
Level Pay

*Includes the monthly servicing fee, the primary mortgage insurer premium and the trustee fee

                            ADJUSTABLE RATE GROUP II

                                         ORIGINAL      REMAINING      ORIGINAL        MONTHS TO
                           MORTGAGE      TERM TO        TERM TO      AMORTIZATION       NEXT
             PRINCIPAL     INTEREST      MATURITY      MATURITY         TERM           MORTGAGE
              BALANCE        RATE        (MONTHS)      (MONTHS)       (MONTHS)       RATE CHANGE
            -------------------------------------------------------------------------------------
Level Pay
Level Pay
Level Pay
Level Pay
Level Pay
Level Pay
Level Pay
Level Pay
Level Pay
Level Pay
Level Pay

                            INITIAL
                            PERIODIC      PERIODIC     MAXIMUM       MINIMUM
                             RATE           RATE       MORTGAGE      MORTGAGE
              GROSS        ADJUSTMENT    ADJUSTMENT    INTEREST      INTEREST        TOTAL
              MARGIN          CAP           CAP          RATE          RATE           FEE*
            -------------------------------------------------------------------------------------
Level Pay
Level Pay
Level Pay
Level Pay
Level Pay
Level Pay
Level Pay
Level Pay
Level Pay
Level Pay
Level Pay

*Includes the monthly servicing fee, the primary mortgage insurer premium and the trustee fee.

DECREMENT TABLES

         The weighted average lives of the offered certificates will be influenced by the rate at which principal payments on the mortgage loans in the related mortgage loan group are made, which may be in the form of scheduled amortization or prepayments.

         Prepayments on mortgage loans are commonly measured relative to a prepayment standard or model. The model used in this prospectus supplement is the prepayment assumption, which represents an assumed rate of prepayment each month relative to the then outstanding principal balance of the pool of mortgage loans for the life of such mortgage loans. In the case of the fixed rate group, a 100% prepayment assumption (the "prepayment assumption") assumes a ___% constant prepayment rate, referred to as CPR, ("CPR") per annum of the outstanding principal balance of such mortgage loans in the first month of the life of the mortgage loans and an additional ___% in each month thereafter until the _______ month; beginning in the _______ month and in each month thereafter during the life of the mortgage loans, a CPR of __% per annum each month is assumed. In the case of adjustable rate group I and adjustable rate group II, a 100% prepayment assumption assumes a ___% per annum of the outstanding principal balance of such mortgage loans in the first month of the life of the mortgage loans and approximately an additional _____% in each month thereafter until the ____________ month; beginning in the _____________ month and in each month thereafter during the life of the mortgage loans, a CPR of ____% per annum each month is assumed. As used in the table below, 0% prepayment assumption assumes a prepayment rate equal to 0% of the applicable prepayment assumption, i.e., no prepayments, 100% prepayment assumption assumes a prepayment rate equal to 100% of the applicable prepayment assumption, and so forth. The applicable prepayment assumption does not purport to be a historical description of prepayment experience or a prediction of the anticipated rate of prepayment of any pool of mortgage loans, including the mortgage loans. The sponsor is not aware of any statistics that provide a reliable basis for predicting with any certainty the amount or the timing of receipt of prepayments on the related mortgage loans.

         The prepayment scenarios are defined as a percentage of the applicable prepayment assumption:

                         SCENARIO     SCENARIO     SCENARIO     SCENARIO     SCENARIO     SCENARIO     SCENARIO     SCENARIO
                             I           II           III          IV            V           VI          VII          VIII
                       -------------------------------------------------------------------------------------------------------
Fixed Rate Group; %
of prepayment
assumption
Adjustable Rate Group
I; % of prepayment
assumption
Adjustable Rate Group
II, % of prepayment
assumption

     PERCENT OF CLASS A-1F INITIAL CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

                                                              PREPAYMENT SCENARIO
                             --------------------------------------------------------------------------------------
   DISTRIBUTION DATE           I         II        III        IV         V         VI        VII       VIII
-------------------------------------------------------------------------------------------------------------------
Initial Percent               100%      100%       100%       100%      100%      100%       100%      100%
















Weighted Average Life to
Maturity (years)

Weighted Average Life to
Call* (years)

     PERCENT OF CLASS A-2F INITIAL CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

                                                              PREPAYMENT SCENARIO
                             --------------------------------------------------------------------------------------
   DISTRIBUTION DATE           I         II        III        IV         V         VI        VII       VIII
-------------------------------------------------------------------------------------------------------------------
Initial Percent               100%      100%       100%       100%      100%      100%       100%      100%
















Weighted Average Life to
Maturity (years)

Weighted Average Life to Call*
(years)

* Assuming early termination by repurchase of the related mortgage loans.

     PERCENT OF CLASS A-3F INITIAL CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

                                                              PREPAYMENT SCENARIO
                             --------------------------------------------------------------------------------------
   DISTRIBUTION DATE           I         II        III        IV         V         VI        VII       VIII
-------------------------------------------------------------------------------------------------------------------
Initial Percent               100%      100%       100%       100%      100%      100%       100%      100%
















Weighted Average Life to
Maturity (years)

Weighted Average Life to Call*
(years)

*   assuming early termination by repurchase of the related mortgage loans.

     PERCENT OF CLASS A-4F INITIAL CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

                                                              PREPAYMENT SCENARIO
                             --------------------------------------------------------------------------------------
   DISTRIBUTION DATE           I         II        III        IV         V         VI        VII       VIII
-------------------------------------------------------------------------------------------------------------------
Initial Percent               100%      100%       100%       100%      100%      100%       100%      100%
















Weighted Average Life to
Maturity (years)

Weighted Average Life to Call*
(years)

* Assuming early termination by repurchase of the related mortgage loans.

     PERCENT OF CLASS A-5F INITIAL CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

                                                              PREPAYMENT SCENARIO
                             --------------------------------------------------------------------------------------
   DISTRIBUTION DATE           I         II        III        IV         V         VI        VII       VIII
-------------------------------------------------------------------------------------------------------------------
Initial Percent               100%      100%       100%       100%      100%      100%       100%      100%
















Weighted Average Life to
Maturity (years)

Weighted Average Life to Call*
(years)

* Assuming early termination by repurchase of the related mortgage loans.

     PERCENT OF CLASS A-6F INITIAL CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

                                                              PREPAYMENT SCENARIO
                             --------------------------------------------------------------------------------------
   DISTRIBUTION DATE           I         II        III        IV         V         VI        VII       VIII
-------------------------------------------------------------------------------------------------------------------
Initial Percent               100%      100%       100%       100%      100%      100%       100%      100%

















Weighted Average Life to
Maturity (years)

Weighted Average Life to Call*
(years)

* Assuming early termination by repurchase of the related mortgage loans.

    PERCENT OF CLASS A-V1 INITIAL CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

                                                              PREPAYMENT SCENARIO
                             --------------------------------------------------------------------------------------
   DISTRIBUTION DATE           I         II        III        IV         V         VI        VII       VIII
-------------------------------------------------------------------------------------------------------------------
Initial Percent               100%      100%       100%       100%      100%      100%       100%      100%

















Weighted Average Life to
Maturity (years)

Weighted Average Life to Call*
(years)

* Assuming early termination by repurchase of the related mortgage loans.

     PERCENT OF CLASS A-V2 INITIAL CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

                                                              PREPAYMENT SCENARIO
                             --------------------------------------------------------------------------------------
   DISTRIBUTION DATE           I         II        III        IV         V         VI        VII       VIII
-------------------------------------------------------------------------------------------------------------------
Initial Percent               100%      100%       100%       100%      100%      100%       100%      100%

















Weighted Average Life to
Maturity (years)

Weighted Average Life to Call*
(years)

* Assuming early termination by repurchase of the related mortgage loans.

                 ORIGINATION AND SERVICING OF THE MORTGAGE LOANS

THE ORIGINATORS

         Approximately _____%, ______% and ______% of the statistic calculation loans (by aggregate principal balance) were originated by or acquired through affiliates of the sponsor. The remaining ____% of the statistic calculation loans were acquired by the sponsor in arm's-length transactions from entities not affiliated with the sponsor. The proportion of mortgage loans in the final mortgage pool (after inclusion of the subsequent mortgage loans) will not be materially different from the proportion of statistic calculation loans shown above.

UNDERWRITING OF MORTGAGE LOANS

         Mortgage loans originated by affiliated originators have been underwritten in accordance with standard guidelines, called the sponsor's guidelines, developed by the sponsor and the related affiliated originator, as described in the prospectus. Mortgage loans originated by unaffiliated originators are re-underwritten in accordance with the sponsor's guidelines.

MORTGAGE LOAN DELINQUENCY AND FORECLOSURE EXPERIENCE

         The following table sets forth delinquency and foreclosure experience of home equity loans included in the sponsor's servicing portfolio as of or for the periods indicated. Certain information concerning the delinquency and foreclosure experience with respect to home equity mortgage loans serviced by affiliates of the sponsor, including home equity loans pooled and securitized or sold in the secondary market, is set forth in the prospectus. Such information includes delinquency and foreclosure experience with respect to home equity mortgage loans originated by affiliated originators or purchased by the sponsor and, in each case, serviced by or on behalf of the sponsor as of the end of the period indicated.


                                                                               YEAR ENDED           YEAR ENDED
                                                                              ------------         ------------
                                                                              (DOLLARS IN          (DOLLARS IN
                                                                               THOUSANDS)           THOUSANDS)
Percentage of dollar amount of delinquent loans to loans
serviced (period end)(1)(2)(3)(4)
One month
Two months
Three or more months:
Not foreclosed(5)
Foreclosed(6)
             Total
Percentage of dollar amount of loans foreclosed during the
period to average servicing portfolio(4)(8)


                                                                               YEAR ENDED           YEAR ENDED
                                                                              ------------         ------------
                                                                              (DOLLARS IN          (DOLLARS IN
                                                                               THOUSANDS)           THOUSANDS)
Number of loans foreclosed during the period
Number of loans liquidated during the period
Principal amount at time of foreclosure of loans foreclosed
during the period
Net losses on liquidations during the period(7)
Percentage of annualized losses to average servicing
portfolio(4)(8)
Servicing portfolio at period end


---------
(1)      Delinquent loans are loans for which more than one payment is past due.
(2) The delinquency and foreclosure percentages are calculated on the basis of the total dollar amount of mortgage loans serviced by the sponsor and any subservicers, as of the end of the periods indicated.
(3) At ________, the dollar volume of loans delinquent more than __ days in __ of the sponsor's securitization trusts exceeded the permitted limits in the related pooling and servicing agreements. At _______________, _______ of the sponsor's securitization trusts (which includes nine of the aforementioned trusts) have also exceeded certain loss limits. we refer you to the related discussion in this section following this table.
(4) The servicing portfolio used in the percentage calculations includes $_______ million and $___________ million of loans subserviced for others by the sponsor on an interim basis at __________ and ____________, respectively.
(5) Represents loans that are in foreclosure but as to which foreclosure proceedings have not concluded.
(6) Represents properties acquired following a foreclosure sale and still serviced by the sponsor at period end.
(7) Represents losses, net of gains, on properties sold through foreclosure or other default management activities during the periods indicated.
(8) The percentages were calculated to reflect the dollar volume of loans foreclosed or annualized losses, as the case may be, to the average dollar amount of mortgage loans serviced by the sponsor and any subservicers during the related periods indicated.

         There is no assurance that the delinquency, foreclosure and loss experience with respect to any of the mortgage loans will be comparable to the experience reflected above or in the prospectus. As a lender that specializes in loans made to credit impaired borrowers, the actual rates of delinquencies, foreclosures and losses on such mortgage loans can be higher than those historically experienced in the mortgage lending industry in general, particularly in periods during which the values of the related mortgaged properties decline. In addition, the rate of delinquencies, foreclosures and losses with respect to the mortgage loans will also be affected by, among other things, interest rate fluctuations and general and regional economic conditions.

         In connection with securitization transactions, the sponsor has entered into pooling and servicing agreements that contain specified limits on delinquencies and losses that may be incurred in each trust. At _________, the dollar volume of loans delinquent more than __ days in ten of the sponsor's securitization trusts formed in calendar years ____, ____ and ____ have exceeded the permitted limits specified in the related pooling and servicing agreements. The higher delinquency rates negatively affect the sponsor's cash flows by obligating the sponsor to advance past due interest and permit the related monoline insurance company to terminate the sponsor's servicing rights to the affected trusts.

         At ____________, ___________ of the sponsor's securitization trusts, including ________ of the trusts referred to above, have also exceeded one or both of the permitted loss limits, which permits the related monoline insurance company to terminate the sponsor's servicing rights with respect to the affected trusts. Current loss levels have increased due to a loss mitigation strategy of minimizing the period in which foreclosed upon properties are held prior to liquidation. Current loss levels have also increased due to the seasoning of the loans in the sponsor's portfolio. The seasoning of the portfolio may contribute to an increase in losses over time.

         Although the related monoline insurance company for each securitization has the right to terminate servicing with respect to the trusts referred to above, to date no servicing rights have been terminated. There can be no assurance, however, that the sponsor's servicing rights with respect to the mortgage loans in such trusts, or any other trusts that exceed the specified delinquency or loss limits in future periods, will not be terminated.

         The performance of the mortgage loans in any securitization trust other than the trust to which the offered certificates relate will not affect the performance of the mortgage loans contained in the trust. The performance of the mortgage loans in such other securitization trusts is not necessarily predictive of the performance of the mortgage loans contained in the trust, and no assurance can be made as to the levels of delinquencies and losses that may be experienced by the trust with respect to the mortgage loans contained therein.

THE SERVICER

         The information set forth in the following paragraphs has been provided by the servicer. none of the sponsor, the trustee or the underwriters or any of their respective affiliates has made or will make any representation as to the accuracy or completeness of this information.

         ______________________, called ______________, will act as servicer under the pooling and servicing agreement. during the servicing transfer period expected to be completed by ______________, the sponsor will directly service the mortgage loans as interim subservicer on behalf of ___________________. Upon completion of the servicing transfer, __________________ will directly service the mortgage loans. Both the sponsor, as interim subservicer, and __________________, as servicer, will service the mortgage loans in accordance with the terms of the pooling and servicing agreement.

         ________________ is a ___________ corporation and a subsidiary of
__________________. ______________ is engaged primarily in the mortgage banking business, and as such, originates, purchases, sells and services mortgage loans. ________________ originates mortgage loans through a retail branch system and through mortgage loan brokers and correspondents nationwide. ___________________ mortgage loans are principally first-lien, fixed-rate or adjustable-rate mortgage loans secured by single-family residences.

         As of _____________, _________________ provided servicing for mortgage loans with an aggregate principal balance of approximately $_______________, substantially all of which are being serviced for unaffiliated persons. As of _____________, _______________ provided servicing for approximately $__________
in subprime mortgage loans.

         The principal executive offices of ______________ are located at ____________________. Its telephone number is (______) __________.
______________ conducts operations from its headquarters in ___________ and from offices throughout the nation.

LOAN SERVICING

         ______________ has established standard policies for the servicing and collection of mortgage loans. Servicing includes, but is not limited to:

         (a)      collecting, aggregating and remitting mortgage loan payments,
         (b)      accounting for principal and interest,
         (c) holding escrow (impound) funds for payment of taxes and insurance,
         (d)      making inspections as required of mortgaged properties,
         (e) preparation of tax related information in connection with mortgage loans,
         (f)      supervision of delinquent mortgage loans,
         (g)      loss mitigation efforts,
         (h) foreclosure proceedings and, if applicable, the disposition of mortgaged properties, and
         (i) generally administering mortgage loans, for which it receives servicing fees.

         Billing statements with respect to mortgage loans are mailed monthly by _______________. The statement details all debits and credits and specifies the payment due. Notice of changes in the applicable loan rate are provided by ________________ to the mortgagor with such statements.

         _____________ currently reports borrower payment performance to three nationally recognized credit repositories.

COLLECTION PROCEDURES

         When a mortgagor fails to make a payment on a subprime mortgage loan, _________________ attempts to cause the deficiency to be cured by corresponding with the mortgagor. Pursuant to ___________________ subprime servicing procedures, ______________ generally mails to the mortgagor a notice of intent to foreclose after the loan becomes 31 days past due (two payments due but not received) and, within 30 days thereafter, if the loan remains delinquent, institutes appropriate legal action to foreclose on the mortgaged property. Foreclosure proceedings may be terminated if the delinquency is cured. Mortgage loans to borrowers in bankruptcy proceedings may be restructured in accordance with law and with a view to maximizing recovery of such loans, including any deficiencies.

         Once foreclosure is initiated by __________________, a foreclosure tracking system is used to monitor the progress of the proceedings. The system includes state specific parameters to monitor whether proceedings are progressing within the time frame typical for the state in which the mortgaged property is located. During the foreclosure proceeding, ______________ determines the amount of the foreclosure bid and whether to liquidate the mortgage loan.

         If foreclosed, the mortgaged property is sold at a public or private sale and may be purchased by ________________. After foreclosure, _____________ may liquidate the mortgaged property and charge-off the loan balance which was not recovered through liquidation proceeds.

         Servicing and charge-off policies and collection practices with respect to subprime mortgage loans may change over time in accordance with, among other things, ______________ business judgment, changes in the servicing portfolio and applicable laws and regulations.

SERVICING OF MORTGAGE LOANS

         The servicer will service the mortgage loans in accordance with the provisions of the pooling and servicing agreement and the policies, procedures and practices customarily employed by the servicer in servicing other comparable mortgage loans. Consistent with the foregoing, the servicer may, in its discretion

         (a) waive any assumption fees, late payment charges, charges for checks returned for insufficient funds or other fees that may be collected in the ordinary course of servicing a mortgage loan,

         (b) arrange a schedule for the payment of delinquent payments on the related mortgage loan, subject to conditions set forth in the pooling and servicing agreement, if a mortgagor is in default or about to be in default because of such mortgagor's financial condition, or

         (c) modify monthly payments on mortgage loans in accordance with the servicer's general policy on mortgage loans subject to the Soldiers' and Sailors' Civil Relief Act of 1940, as amended.

         In any case in which the servicer becomes aware that a mortgaged property has been or is about to be conveyed by the related mortgagor, the pooling and servicing agreement will require the servicer to enforce any due-on-sale clause contained in the related mortgage note or mortgage, to the extent permitted by the related mortgage note and mortgage and applicable law or regulation, but only to the extent such enforcement will not adversely affect or jeopardize coverage under any related insurance policy or result in legal action by the mortgagor.

Additionally, the servicer may, to the extent permitted in the pooling and servicing agreement, enter into certain assumption and modification agreements with the person to whom such mortgaged property has been or is about to be conveyed.

         The servicer, acting as agent for the trust, will not consent to the subsequent placement of a deed of trust or mortgage, as applicable, on any mortgaged property that is of equal or higher priority to that of the lien securing the related mortgage loan unless such mortgage loan is prepaid in full, thereby removing such mortgage loan from the trust.

         Under the terms of each mortgage loan, the mortgagor agrees to pay a late charge (which the servicer is entitled to retain as additional servicing compensation under the pooling and servicing agreement) if a monthly payment on a mortgage loan is not received within the number of days specified in the mortgage note after its due date. If the mortgage loan remains delinquent, the servicer will attempt to contact the mortgagor to determine the cause of the delinquency and to obtain a commitment to cure the delinquency at the earliest possible time.

         Due to changes in interest rates, property appreciation, loan seasoning and other factors, borrowers with mortgage loans serviced by the servicer may be the subject of solicitations from competitors of the servicer to refinance their loans (including the mortgage loans). Any refinancing of the mortgage loans, whether such refinancing is effected by the servicer or a competitor, will affect the rate of prepayment of the mortgage loans.

         The servicer will foreclose upon or otherwise comparably convert to ownership mortgaged properties securing such of the mortgage loans as come into default and as to which no satisfactory arrangements can be made for the collection of delinquent payments.

INITIAL TERM OF SERVICER AND EXTENSIONS OF TERM

         Pursuant to the pooling and servicing agreement, the servicer covenants and agrees to act as the servicer for an initial term from the closing date to _______________, which term will be extendable by the certificate insurer by notice to the trustee for successive terms of _____ calendar months each, until the termination of the trust. The certificate insurer has agreed to extend each ______ month term of the servicer in the absence of an event of default by the servicer under the pooling and servicing agreement.

         The servicer will, upon its receipt of a notice of extension, become bound for the duration of the term covered by such extension notice to continue as the servicer subject to and in accordance with the other provisions of the pooling and servicing agreement. If, as of the _________ day prior to the last day of any term of the servicer, the trustee shall not have received any extension notice from the certificate insurer, the trustee will, within ________ days thereafter, give written notice of such non-receipt to the certificate insurer and the servicer. Upon any such termination of the servicer, all authority and power of the servicer under the pooling and servicing agreement will pass to a successor servicer appointed in the manner set forth in the pooling and servicing agreement, the selection of which may be made by the certificate insurer unless a certificate insurer default has occurred and is continuing. This provision under the pooling and servicing agreement may be modified or repealed upon the consent of the certificate insurer, without the consent of certificateholders.

SUB-SERVICING

         The servicer may enter into sub-servicing agreements with other mortgage servicing institutions, each called a sub-servicer, which may include the sponsor or affiliates of the sponsor, meeting the requirements set forth in the pooling and servicing agreement, to initially service and administer certain mortgage loans on behalf of the servicer. Any such sub-servicing arrangements will provide that the sub-servicer will service the mortgage loans specified therein in accordance with the provisions and requirements of the pooling and servicing agreement, but will not relieve the servicer of any liability associated with servicing the mortgage loans. Compensation for the services of any sub-servicer will be paid by the servicer.

HAZARD INSURANCE

         Each mortgage loan requires the mortgagor to maintain a hazard insurance policy for the corresponding mortgaged property in an amount that is at least equal to the least of

                           (i) the outstanding principal balance owing on the
                  mortgage loan and any senior mortgage loan on the property,

                           (ii) the full insurable value of the related mortgage
                  property and

                           (iii) the minimum amount required to compensate for
                  damage or loss on a replacement cost basis. Hazard insurance policies generally insure against loss by fire and by hazards included within the term "extended coverage" for the term of the corresponding mortgage loan.

         In general, the standard form of fire and extended coverage policy covers physical damage to or destruction of the improvements on the property by hazards such as fire, lightning, explosion and smoke. The existence of a hazard insurance policy is verified upon origination of any mortgage loan. In the event the servicer is made aware of any expiration or cancellation of a hazard insurance policy, the servicer will generally force-place hazard insurance covering loss by fire and by hazards included within the term "extended coverage."

SERVICING AND OTHER COMPENSATION; PAYMENT OF EXPENSES

         A servicing fee, called the monthly servicing fee, will be the primary compensation to be paid to the servicer in respect of its servicing activities and will be paid to the servicer on each deposit date out of collections of interest for the related mortgage loan group received on or in respect of the related mortgage loans for the related collection period. The monthly servicing fee will equal one-twelfth of the product of (a) ___% and (b) the aggregate principal balance of the mortgage loans in the related mortgage loan group at the beginning of such collection period.

Certain fees collected from mortgagors will be retained by the servicer as additional servicing compensation.

MONTHLY ADVANCES

         Not later than the close of business on the deposit date prior to each distribution date, the servicer will deposit into the collection account the interest component, net of the monthly servicing fee, of any payment due during the related collection period and not yet received. The servicer is required to advance such amount, called a monthly advance, if it reasonably believes that the delinquent interest payment will be recoverable from subsequent collections on the related mortgage loan. The servicer shall make such advance either out of its own funds or to a limited extent from collections on other mortgage loans received since the end of the related collection period. To the extent the servicer uses collections from other mortgage loans, the servicer must reimburse the trust prior to the next succeeding deposit date. The servicer is entitled to reimbursement of a monthly advance made from its own funds from collections on the related mortgage loan in respect of which such monthly advance was made.

         To the extent that the servicer has made a monthly advance that the servicer reasonably believes will not be recoverable from subsequent collections on the related mortgage loan, the servicer will be entitled to reimbursement for such advance from collections on any mortgage loans in the related mortgage loan group.

SERVICING ADVANCES

         The servicer will advance all reasonable and customary "out-of-pocket" costs and expenses incurred in the performance of its servicing obligations as it deems appropriate and advisable under the circumstances including, but not limited to, the cost of

         - the preservation, restoration and protection of the mortgaged properties,

         - any enforcement or judicial proceedings, including foreclosures, and

         - the management and liquidation of mortgaged properties acquired in satisfaction of the related mortgage.

         Each expenditure will constitute a servicing advance. The servicer will not be required to make any servicing advance to the extent it reasonably believes that such servicing advance would not be recoverable from collections or net liquidation proceeds on the related mortgage loan.

         The servicer may reimburse itself for a servicing advance from the mortgagor on whose behalf the servicing advance was made or from proceeds realized upon the liquidation of the related mortgage loan. In no case may the servicer recover servicing advances from the principal and interest payments on any other mortgage loan.

COMPENSATING INTEREST AND INTEREST SHORTFALLS

         With respect to each mortgage loan (i) as to which a prepayment was received, (ii) that became a liquidated mortgage loan or (iii) that was otherwise charged off during the collection period related to a distribution date, the servicer will be required with respect to such distribution date to remit to the trustee an interest payment, equal to the difference, if any, between the interest due for such collection period and the amount of interest actually received on such mortgage loan during such collection period. Such interest payments are called compensating interest payments and are required to be made by the servicer only from amounts otherwise payable to the servicer as the monthly servicing fee. The servicer will not be entitled to be reimbursed from collections on the mortgage loans or any assets of the trust for any compensating interest payments made. If the monthly servicing fee for the related mortgage loan group in respect of any collection period is insufficient to make the entire required compensating interest payment, the resulting shortfall, called a prepayment interest shortfall, will reduce the amount of interest due and payable on the related offered certificates on such distribution date and such reduction will not be recoverable thereafter. In addition, the application of the Soldiers' and Sailors' Civil Relief Act of 1940, as amended, or similar legislation to any mortgage loan may adversely affect, for an indeterminate period of time, the ability of the servicer to collect full amounts of interest on such mortgage loan. Such shortfalls will not be covered by the certificate insurance policy.

CERTAIN MATTERS REGARDING SERVICER'S SERVICING OBLIGATIONS

         The pooling and servicing agreement will provide that the servicer may not resign from its obligations and duties as the servicer thereunder, except upon determination that its duties thereunder are no longer permissible under applicable law or regulation or are in material conflict by reason of applicable law or regulation with any other of its activities carried on as of the date of the pooling and servicing agreement. No such resignation will become effective until the trustee or a successor servicer has assumed the servicing obligations and duties of the servicer under the pooling and servicing agreement.

         The pooling and servicing agreement will also provide that neither the servicer, nor any of its directors, officers, employees or agents, will be liable to the trustee, the trust or the certificateholders for any action taken or for refraining from the taking of any action by the servicer pursuant to the pooling and servicing agreement, or for errors in judgment, except in the case of willful misfeasance, bad faith or negligence.

         Any corporation into which the servicer may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the servicer shall be a party, or any corporation succeeding to the business of the servicer shall be the successor of the servicer under the agreement, without the execution or filing of any paper or any further act on the part of any of the parties to the pooling and servicing agreement, anything in the pooling and servicing agreement to the contrary notwithstanding.

                             THE CERTIFICATE INSURER

         The following information has been supplied by __________________, called the certificate insurer, for inclusion in this prospectus supplement.

GENERAL

         The certificate insurer is a monoline insurance company incorporated in ______ under the laws of the State of ___________. The certificate insurer is licensed to engage in financial guaranty insurance business in ______ states, the District of Columbia and Puerto Rico and the U.S. Virgin Islands.

         The certificate insurer and its subsidiaries are engaged in the business of writing financial guaranty insurance, principally in respect of securities offered in domestic and foreign markets. Financial guaranty insurance provides a guaranty of scheduled payments of an issuer's securities -- thereby enhancing the credit rating of those securities -- in consideration for the payment of a premium to the insurer. The certificate insurer and its subsidiaries principally insure asset-backed, collateralized and municipal securities. Asset-backed securities are typically supported by residential mortgage loans, consumer or trade receivables, securities or other assets having an ascertainable cash flow or market value. Collateralized securities include public utility first mortgage bonds and sale/leaseback obligation bonds. Municipal securities include general obligation bonds, special revenue bonds and other special obligations of state and local governments. The certificate insurer insures both newly-issued securities sold in the primary market and outstanding securities sold in the secondary market that satisfy the certificate insurer's underwriting criteria.

         The certificate insurer is a wholly-owned subsidiary of _________________. ________ is an indirect subsidiary of ___________, a publicly held ___________ corporation. _____________, through its bank subsidiaries, is primarily engaged in the business of public finance in _____________ and other European countries. No shareholder of ___________ or the certificate insurer is obligated to pay any debts of the certificate insurer or any claim under any insurance policy issued by the certificate insurer or to make any additional contribution to the capital of the certificate insurer.

         The principal executive offices of the certificate insurer are located at ______________, ______________, and its telephone number at that location is (_____) _______________.

REINSURANCE

         Under an intercompany agreement, liabilities on financial guaranty insurance written or reinsured from third parties by the certificate insurer or any of its domestic or _______________ operating insurance company subsidiaries are generally reinsured among such companies on an agreed-upon percentage substantially proportional to their respective capital, surplus and reserves, subject to applicable statutory risk limitations. In addition, the certificate insurer reinsures a portion of its liabilities under certain of its financial guaranty insurance policies with other reinsurers under various quota share treaties and on a transaction-by-transaction basis. This reinsurance is used by the certificate insurer as a risk management device and to comply with certain statutory and rating agency requirements; it does not alter or limit the certificate insurer's obligations under any financial guaranty insurance policy.

RATING OF CLAIMS-PAYING ABILITY

         The certificate insurer's insurance financial strength is rated "Aaa" by Moody's. The certificate insurer's insurer financial strength is rated "AAA" by S&P and Standard & Poor's (Australia) Pty. Ltd. The certificate insurer's insurance financial strength is rated "AAA" by Fitch. Such ratings reflect only the views of the respective rating agencies, are not recommendations to buy, sell or hold securities and are subject to revision or withdrawal at any time by such rating agencies. WE REFER YOU TO "RATING OF THE OFFERED CERTIFICATES" IN THIS PROSPECTUS SUPPLEMENT.

CAPITALIZATION

         The following table sets forth the capitalization of the certificate insurer and its subsidiaries as of ________________, on the basis of accounting principles generally accepted in the United States of America:

                                                                                    , 200__
                                                                             ----------------------
                                                                               (IN THOUSANDS)
Deferred Premium Revenue (net of prepaid reinsurance premiums)
Surplus Notes
Minority Interest
Shareholder's Equity:
Common Stock
Additional Paid-In Capital
Accumulated Other Comprehensive Income (net of deferred income taxes)
Accumulated Earnings
Total Shareholder's Equity
Total Deferred Premium Revenue, Surplus Notes, Minority Interest and
Shareholder's Equity

         For further information concerning the certificate insurer, see the Consolidated Financial Statements of _____________________ and ________________,
and the notes thereto, incorporated by reference in this prospectus supplement. The certificate insurer's financial statements are included as exhibits to the annual report on form 10-K and quarterly reports on form 10-Q filed with the securities and exchange commission by ___________ and may be reviewed at the EDGAR website maintained by the securities and exchange commission and at ____________ website, ________________. Copies of the statutory quarterly and annual statements filed with the state of _________________ by the certificate insurer are available upon request to the state of _______________.

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

         In addition to the documents described under "Incorporation of Certain Documents by Reference" in the prospectus, the financial statements of the certificate insurer included in or as exhibits to the following documents that have been filed with the Securities and Exchange Commission by _____________, are hereby incorporated by reference in this prospectus supplement: (a) the annual report on form 10-K for the year ended _______________ and (b) the quarterly report on form 10-Q for the quarter ended _____________.

         All financial statements of the certificate insurer and its subsidiaries included in documents filed by _______________ pursuant to Section 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended, subsequent to the date of this prospectus supplement and prior to the termination of the offering of the offered certificates shall be deemed to be incorporated by reference into this prospectus supplement and to be a part hereof from the respective dates of filing such documents.

         The sponsor has informed the certificate insurer that the sponsor will provide without charge to any person to whom this prospectus supplement is delivered, upon oral or written request of such person, a copy of any or all of the foregoing financial statements incorporated by reference. Requests for such copies should be directed to General Counsel, Aames Capital Corporation, 350 South Grand Avenue, Los Angeles, California 90071; telephone number (323) 210-5000.

         The sponsor hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the financial statements of the certificate insurer included in or as an exhibit to the Annual Report of _______________ filed pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act that is incorporated by reference in the registration statement of which this prospectus supplement forms a part shall be deemed to be a new registration statement relating to the offered certificates, and the offering of the offered certificates at that time shall be deemed to be the initial bona fide offering thereof.

INSURANCE REGULATION

         The certificate insurer is licensed and subject to regulation as a financial guaranty insurance corporation under the laws of the State of ________________, its state of domicile. In addition, the certificate insurer and its insurance subsidiaries are subject to regulation by insurance laws of the various other jurisdictions in which they are licensed to do business. As a financial guaranty insurance corporation licensed to do business in the State of ____________, the certificate insurer is subject to Article ____ of the
_______________ Insurance Law, which, among other things, limits the business of each such insurer to financial guaranty insurance and related lines, requires that each such insurer maintain a minimum surplus to policyholders, establishes contingency, loss and unearned premium reserve requirements for each such insurer, and limits the size of individual transactions, or single risks, and the volume of transactions, or aggregate risks, that may be underwritten by each such insurer. Other provisions of the _____________________ Insurance Law, applicable to non-life insurance companies such as the certificate insurer, regulate, among other things, permitted investments, payment of dividends, transactions with affiliates, mergers, consolidations, acquisitions or sales of assets and incurrence of liability for borrowings.

                            PRIMARY MORTGAGE INSURER

         _________________________, the primary mortgage insurer, with its principal offices in __________, _________________, is a monoline private mortgage insurance company. The primary mortgage insurer provides mortgage guaranty insurance coverage on residential mortgage loans. The primary mortgage insurer is a wholly-owned subsidiary of _______________________. The primary mortgage Insurer is licensed in ___ states and the District of Columbia to offer such insurance and is approved as a private mortgage insurer by Fannie Mae and Freddie Mac.

         Currently, the primary mortgage insurer has a rating on its claims-paying ability of "AA+" from S&P, "AA+" from Fitch and "Aa2" from Moody's. The rating agency issuing the claims-paying ability rating can withdraw or change its rating at any time. The primary mortgage insurer's business is subject to a number of risks that could materially and adversely affect its claims-paying ability. Certain of such risks are described under the caption "risk factors" in Item 2 of __________________ Quarterly Report on Form 10-Q for the quarter ended ________________ filed with the Securities and Exchange Commission.

                     CERTAIN FEDERAL INCOME TAX CONSEQUENCES

         One or more elections will be made to treat the assets of the trust (other than the prefunding account, the capitalized interest account and the supplemental interest reserve fund) as a real estate mortgage investment conduit, also called a REMIC or REMICs for federal income tax purposes. The offered certificates, the class p certificates and the class c certificates will represent regular interests in a REMIC, and the class r certificates will represent the residual interest in each REMIC. WE REFER YOU TO "CERTAIN FEDERAL INCOME TAX CONSEQUENCES" IN THE PROSPECTUS. In addition, as described below, the class A-V certificates will represent an undivided beneficial ownership interest in an interest rate cap agreement.

         The offered certificates generally will be treated as newly originated debt instruments for federal income tax purposes. Beneficial owners of the offered certificates will be required to report income on such certificates in accordance with the accrual method of accounting. It is anticipated that the offered certificates will be issued without original issue discount for federal income tax purposes. Certificateholders are urged to consult their tax advisors with respect to the tax consequences of holding the offered certificates.

         The prepayment assumptions that are to be used in determining whether the fixed rate group certificates, the class A-V1 certificates and class A-V2 certificates are issued with original issue discount and the rate of accrual of original issue discount are ___________% of the related prepayment assumption applicable to the fixed rate group and _______% of the related prepayment assumption applicable to the adjustable rate group I and adjustable rate group II, respectively. No representation is made as to the actual rate at which the mortgage loans will prepay.

CLASS A-V1 AND CLASS A-V2 CERTIFICATES

         The class A-V1 and class A-V2 certificates, except to the extent of any related supplemental interest amount, will be treated as regular interests in a REMIC under section 860G of the Internal Revenue Code of 1986, as amended, also called the code. Accordingly, the portion of the class A-V1 and class A-V2 certificates representing the class A-V1 regular interests and class A-V2 regular interests will be treated as (i) assets described in section 7701(a)(19)(C) of the code, and (ii) "real estate assets" within the meaning of section 856(c)(4)(A) of the code, in each case to the extent described in the prospectus. Interest on such portion of the class A-V1 and class A-V2 certificates will be treated as interest on obligations secured by mortgages on real property within the meaning of section 856(c)(3)(B) of the code to the same extent that such portion of the class A-V1 and class A-V2 certificates is treated as real estate assets. WE REFER YOU TO "CERTAIN FEDERAL INCOME TAX CONSEQUENCES" IN THE PROSPECTUS.

         The right to receive any supplemental interest amount will not be (i) a regular interest in a REMIC under section 860G of the code, (ii) an asset described in section 7701(a)(19)(C) of the code, or (iii) a "real estate asset" within the meaning of section 856(c)(4)(A) of the code. Further, the supplemental interest amount will not be considered interest on obligations secured by mortgages on real property within the meaning of section 856(c)(3)(B) of the code.

         Each holder of class A-V1 and class A-V2 certificates is deemed to own an undivided beneficial ownership interest in two assets: (i) the class A-V1 regular interests and class A-V2 regular Interests, and (ii) an interest rate cap contract, called a cap agreement, under which the related supplemental interest amount is paid. The cap agreement with respect to each of the class A-V1 and class A-V2 certificates is not included in any REMIC. The treatment of amounts received by a class A-V1 or class A-V2 certificateholder under such certificateholder's right to receive the related supplemental interest amount will depend upon the portion of such certificateholder's purchase price allocable thereto. Under the REMIC regulations, each class A-V1 and class A-V2 certificateholder must allocate its purchase price for the class A-V1 and class A-V2 certificates between its undivided interest in the class A-V1 regular interests and class A-V2 regular interests and class A-V2 regular interests and its undivided interest in the related cap agreement in accordance with the relative fair market values of each property right. No representation is or will be made as to such relative fair market values. Generally, payments made to the class A-V1 and class A-V2 certificates under the related cap agreement will be included in income based on, and the purchase price allocated to the related cap agreement may be amortized in accordance with, the regulations relating to notional principal contracts.

                              ERISA CONSIDERATIONS

         Any fiduciary of an employee benefit plan or other retirement arrangement subject to Title I of the Employee Retirement Income Security Act of 1974, as amended, called ERISA, and/or Section 4975 of the Internal Revenue Code, collectively called a plan, which proposes to cause a plan to acquire any of the offered certificates should consult with its counsel with respect to the potential consequences, under ERISA and the Internal Revenue Code, of the plan's acquisition and ownership of the certificates.

         The U.S. Department of Labor has granted an administrative exemption to___________ (Prohibited Transaction Exemption, abbreviated as PTE, ___-___), which was amended by PTE 97-34 and was further recently amended by PTE 2000-58, which administrative exemption is referred to as the exemption, which exempts from the application of the prohibited transaction rules transactions relating to (1) the acquisition, sale and holding by plans of particular certificates representing an undivided interest in asset-backed pass-through trusts, with respect to which _______________ or any of its affiliates is the sole underwriter or the manager or co-manager of the underwriting syndicate; and (2) the servicing, operation and management of the asset-backed pass-through trusts, provided that the general conditions and other conditions set forth in the exemption are satisfied. The exemption will apply to the acquisition, holding and resale of the offered certificates by a plan provided that its conditions are met. WE REFER YOU TO "ERISA CONSIDERATIONS" IN THE PROSPECTUS.

         It is expected that the exemption will apply to the acquisition and holding of the offered certificates by plans and that all conditions of the exemption other than those within the control of the investors will be met.

         The exemption does not apply to plans sponsored by the seller, the underwriters, the trustee, the securities administrator, the servicer, any other servicers or any mortgagor with respect to mortgage loans included in the trust constituting more than 5% of the aggregate unamortized principal balance of the assets in the trust or any affiliate of the parties, called the restricted group. No exemption is provided from the restrictions of ERISA for the acquisition or holding of offered certificates on behalf of an excluded plan by any person who is a fiduciary with respect to the assets of the excluded plan. For purposes of the offered certificates, an excluded plan is a plan sponsored by any member of the restricted group. In addition, no plan's investment in any class of offered certificates may exceed 25% of all of the certificates of the class outstanding at the time of the plan's acquisition and after the plan's acquisition of the class of offered certificates, no more than 25% of the assets over which the fiduciary has investment authority may be invested in securities of a trust containing assets which are sold or serviced by the same entity. Finally, in the case of initial issuance, but not secondary market transactions, at least 50% of each class of offered certificates, and at least 50% of the aggregate interest in the trust, must be acquired by persons independent of the restricted group.

         We recommend that any plan fiduciary considering whether to purchase any offered certificates on behalf of a plan consult with its counsel regarding the applicability of the fiduciary responsibility and prohibited transaction provisions of ERISA and the Internal Revenue Code to the investment. Among other things, before purchasing any offered certificates, a fiduciary of a plan subject to the fiduciary responsibility provisions of ERISA or an employee benefit plan subject to the prohibited transaction provisions of the Internal Revenue Code should make its own determination as to the availability of the exemptive relief provided in the exemption, and also consider the availability of any other prohibited transaction exemptions.

                                 USE OF PROCEEDS

         The sponsor intends to use the net proceeds to be received from the sale of the offered certificates to pay off certain indebtedness incurred in connection with the acquisition of the mortgage loans, to repay warehouse facilities (including certain amounts owing to affiliates of the underwriters) and to pay other expenses associated with the pooling of the mortgage loans and the issuance of the certificates.

                         LEGAL INVESTMENT CONSIDERATIONS

         The offered certificates will NOT constitute "mortgage related securities" for purposes of the secondary mortgage market enhancement act of 1984. Accordingly, many institutions with legal authority to invest in comparably rated securities may not be legally authorized to invest in the offered certificates. No representation is made in this prospectus supplement as to whether the offered certificates constitute legal investments for any entity under any applicable statute, law, rule, regulation or order. You are urged to consult with your counsel concerning the status of the offered certificates as legal investments for you prior to investing in the offered certificates.

                                  UNDERWRITING

         Subject to the terms and conditions set forth in the underwriting agreement and the related pricing agreement, collectively called the underwriting agreement, among the sponsor and the underwriters named below, the sponsor has agreed to sell to the underwriters, and each of the underwriters has severally agreed to purchase from the sponsor the principal amount of offered certificates set forth below opposite their respective names.

                        CLASS      CLASS      CLASS      CLASS      CLASS       CLASS       CLASS       CLASS
     UNDERWRITER         A-1F       A-2F       A-3F       A-4F       A-5F       A-6F         A-V1       A-V2
----------------------------------------------------------------------------------------------------------------





         In the underwriting agreement, the underwriters have agreed, subject to the terms and conditions set forth therein, to purchase the entire principal amount of the offered certificates.

         The sponsor has been advised that the underwriters propose initially to offer the offered certificates to some dealers at the price less a selling concession not to exceed _____%, and that the underwriters may allow and the dealers may reallow a reallowance discount not to exceed _____%.

         After the initial public offering, the public offering prices, concessions and discounts may be changed.

         The sponsor has been advised by the underwriters that they presently intend to make a market in the offered certificates. However, no underwriter is obligated to do so, any market-making may be discontinued at any time, and there can be no assurance that an active public market for any class of offered certificates will develop or if one does develop, that it will continue for the life of the applicable class or that it will provide certificateholders with a sufficient level of liquidity of investment.

         Until the distribution of the offered certificates is completed, rules of the securities and exchange commission may limit the ability of the underwriters and some selling group members to bid for and purchase the offered certificates. As an exception to these rules, the underwriters are permitted to engage in particular transactions that stabilize the prices of the offered certificates. These transactions consist of bids or purchases for the purpose of pegging, fixing or maintaining the price of the offered certificates.

         In general, purchases of a security for the purpose of stabilization or to reduce a short position could cause the price of the security to be higher than it might be in the absence of these purchases.

         Neither the sponsor nor any of the underwriters makes any representation or prediction as to the direction or magnitude of any effect that the transactions described above may have on the prices of the related offered certificates. In addition, neither the seller nor any of the underwriters makes any representation that the underwriters will engage in these transactions or that the transactions, once commenced, will not be discontinued without notice.

         The underwriting agreement provides that the sponsor will indemnify the underwriters against particular civil liabilities, including liabilities under the securities act of 1933, as amended.

         Each of the underwriters has represented that: (i) it has not offered or sold and will not offer or sell, prior to the date six months after their date of issuance, any offered certificates to persons in the united kingdom, except to persons whose activities involve them in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of their businesses or otherwise in circumstances that have not resulted in and will not result in an offer to the public in the united kingdom within the meaning of the public offers of securities regulations 1995; (ii) it has complied and will comply with all applicable provisions of the financial services act 1986 with respect to anything done by it in relation to the offered certificates in, from or otherwise involving the united kingdom; and (iii) it has only issued or passed on and will only issue or pass on in the united kingdom any document received by it in connection with the issuance of the offered certificates to a person who is of a kind described in article 11(3) of the financial services act 1986 (investment advertisements) (exemptions) order 1997 or is a person to whom the document can lawfully be issued or passed on.

         The sponsor or its affiliates may apply all or any portion of the net proceeds of this offering to the repayment of debt, including "warehouse" debt secured by the mortgage loans (prior to their sale to the trust). One or more of the underwriters (or their respective affiliates) has acted as a "warehouse lender" to the sponsor or its affiliates, and may receive a portion of such proceeds as repayment of such warehouse debt.

                                     EXPERTS

         The consolidated balance sheets of __________________ and its subsidiaries as of _______________ and ____________ and the related consolidated statements of income, changes in shareholder's equity, and cash flows for each of the three years in the period ended ____________________, incorporated by reference in this prospectus supplement, have been incorporated herein in reliance on the report of _______________________, independent accountants, given on the authority of that firm as experts in accounting and auditing.

                                  LEGAL MATTERS

         Certain legal matters with respect to the certificates will be passed upon for the sponsor by Stroock & Stroock & Lavan LLP, New York, New York. Brown & Wood LLP, New York, New York, will act as counsel for the underwriters.

RATING OF THE OFFERED CERTIFICATES

         It is a condition to the issuance of each class of offered certificates that each such class shall be rated "Aaa" by Moody's Investors Service, Inc., called Moody's, "AAA" by Fitch, Inc., called Fitch and "AAA" by Standard and Poor's Rating Service, a division of The McGraw-Hill Companies, Inc. called S&P. Moody's Fitch and S&P are collectively called the rating agencies.

         The ratings on the offered certificates are based in substantial part on the claims-paying ability of the certificate insurer. Any change in the ratings of the certificate insurer by the rating agencies may result in a change in the ratings of the offered certificates.

         The ratings assigned by the rating agencies to mortgage pass-through certificates address the likelihood of the receipt of all distributions on the related mortgage loans by the related certificateholders under the agreements pursuant to which such certificates are issued. The ratings take into consideration the credit quality of the related mortgage pool, including any credit support providers, structural and legal aspects associated with such certificates, and the extent to which the payment stream on such mortgage pool is adequate to make payments required by such certificates. The ratings on such certificates do not, however, constitute a statement regarding frequency of prepayments on the related mortgage loans.

         There is no assurance that any rating assigned to the offered certificates will continue for any period of time or that such ratings will not be revised or withdrawn. Any such revision or withdrawal of such ratings may have an adverse effect on the market price or liquidity of the offered certificates.

         The ratings of the offered certificates should be evaluated independently from similar ratings on other types of securities. A security rating is not a recommendation to buy, sell or hold securities.

         There can be no assurance as to whether any other rating agency will rate the offered certificates, or, if one does, what rating will be assigned by such other rating agency. A rating on the offered certificates by another rating agency, if assigned at all, may be lower than the ratings assigned to the offered certificates by Moody's, Fitch or S&P.

                                     ANNEX A
                        DESCRIPTION OF THE MORTGAGE POOL

         The following is a description of certain terms of the statistic calculation loans in tabular form based on the statistic calculation loans and each mortgage loan group as of the statistic calculation date.

                                FIXED RATE GROUP
                 STATISTICAL CALCULATION DATE PRINCIPAL BALANCE

                                                                                                   PERCENTAGE OF
                                                                                                     STATISTIC
                                                                                                    CALCULATION
                                                                             STATISTIC                  DATE
   RANGE OF STATISTICAL CALCULATION              NUMBER OF                CALCULATION DATE           AGGREGATE
        DATE PRINCIPAL BALANCE                   STATISTIC                   AGGREGATE               PRINCIPAL
                                             CALCULATION LOANS           PRINCIPAL BALANCE            BALANCE
---------------------------------------------------------------------------------------------------------------------














                                FIXED RATE GROUP
                           MORTGAGE INTEREST RATES (1)

                                                                                              PERCENTAGE OF
                                                                   STATISTIC                    STATISTIC
                                      NUMBER OF                 CALCULATION DATE             CALCULATION DATE
     RANGE OF MORTGAGE                STATISTIC                    AGGREGATE                    AGGREGATE
       INTEREST RATES             CALCULATION LOANS            PRINCIPAL BALANCE            PRINCIPAL BALANCE
--------------------------------------------------------------------------------------------------------------------





















-------------
(1) The lender has acquired mortgage insurance on certain mortgage loans included in the preceding table. The mortgage interest rates for such mortgage loans are shown at the mortgage rates inclusive of any premium for the related mortgage insurance coverage. As of the statistic calculation date, the weighted average mortgage rate of the statistic calculation loans net of the related premiums for such mortgage insurance is expected to be approximately _______% per annum.

                                FIXED RATE GROUP
                            ORIGINAL TERM TO MATURITY

                                                                                              PERCENTAGE OF
                                                                   STATISTIC                    STATISTIC
          RANGE OF                    NUMBER OF                 CALCULATION DATE             CALCULATION DATE
     ORIGINAL TERMS TO                STATISTIC                    AGGREGATE                    AGGREGATE
     MATURITY (MONTHS)            CALCULATION LOANS            PRINCIPAL BALANCE            PRINCIPAL BALANCE
--------------------------------------------------------------------------------------------------------------------













                                FIXED RATE GROUP
                           REMAINING TERM TO MATURITY


                                                                                              PERCENTAGE OF
                                                                   STATISTIC                    STATISTIC
          RANGE OF                    NUMBER OF                 CALCULATION DATE             CALCULATION DATE
     REMAINING TERMS TO               STATISTIC                    AGGREGATE                    AGGREGATE
     MATURITY (MONTHS)            CALCULATION LOANS            PRINCIPAL BALANCE            PRINCIPAL BALANCE
--------------------------------------------------------------------------------------------------------------------













                                FIXED RATE GROUP
                        COMBINED LOAN-TO-VALUE RATIOS (1)

                                                                                                 PERCENTAGE OF
                                                                      STATISTIC                    STATISTIC
                                           NUMBER OF              CALCULATION DATE             CALCULATION DATE
        RANGE OF COMBINED                  STATISTIC                  AGGREGATE                    AGGREGATE
       LOAN-TO-VALUE RATIOS            CALCULATION LOANS          PRINCIPAL BALANCE            PRINCIPAL BALANCE
------------------------------------------------------------------------------------------------------------------------





















--------
(1) At the date of origination.

                                FIXED RATE GROUP
                                OCCUPANCY STATUS


                                                                                                        PERCENTAGE OF
                                                                                STATISTIC                 STATISTIC
                                                     NUMBER OF              CALCULATION DATE          CALCULATION DATE
                                                     STATISTIC                  AGGREGATE                 AGGREGATE
             OCCUPANCY STATUS                    CALCULATION LOANS          PRINCIPAL BALANCE         PRINCIPAL BALANCE
-----------------------------------------------------------------------------------------------------------------------------












                                FIXED RATE GROUP
                           TYPE OF MORTGAGED PROPERTY

                                                                                                     PERCENTAGE OF
                                                                           STATISTIC                   STATISTIC
                                                NUMBER OF               CALCULATION DATE            CALCULATION DATE
                                                STATISTIC                  AGGREGATE                   AGGREGATE
PROPERTY TYPE                               CALCULATION LOANS          PRINCIPAL BALANCE           PRINCIPAL BALANCE
---------------------------------------------------------------------------------------------------------------------------













                                FIXED RATE GROUP
                        ORIGINATORS OF THE MORTGAGE LOANS

                                                                                                  PERCENTAGE OF
                                          NUMBER OF                    STATISTIC                    STATISTIC
                                          STATISTIC                CALCULATION DATE             CALCULATION DATE
                                      CALCULATION LOANS                AGGREGATE                    AGGREGATE
           ORIGINATOR                                              PRINCIPAL BALANCE            PRINCIPAL BALANCE
------------------------------------------------------------------------------------------------------------------------












                                FIXED RATE GROUP
                GEOGRAPHICAL DISTRIBUTION OF MORTGAGED PROPERTIES

                                                                                                PERCENTAGE OF
                                                                    STATISTIC                     STATISTIC
                                        NUMBER OF                CALCULATION DATE             CALCULATION DATE
                                        STATISTIC                   AGGREGATE                     AGGREGATE
            STATE                   CALCULATION LOANS           PRINCIPAL BALANCE             PRINCIPAL BALANCE
-----------------------------------------------------------------------------------------------------------------------
















                                FIXED RATE GROUP
                                PRIORITY OF LIEN

                                                                                              PERCENTAGE OF
                                                                 STATISTIC                      STATISTIC
                                   NUMBER OF                 CALCULATION DATE                CALCULATION DATE
                                   STATISTIC                     AGGREGATE                    AGGREGATE POOL
        PRIORITY               CALCULATION LOANS             PRINCIPAL BALANCE              PRINCIPAL BALANCE
 ----------------------------------------------------------------------------------------------------------------------






                                FIXED RATE GROUP
                             PREPAYMENT PENALTY TERM

                                                                                                 PERCENTAGE OF
                                                                        STATISTIC                  STATISTIC
                                             NUMBER OF              CALCULATION DATE            CALCULATION DATE
           ORIGINAL PREPAY                   STATISTIC                  AGGREGATE                AGGREGATE POOL
            PENALTY TERM                 CALCULATION LOANS          PRINCIPAL BALANCE          PRINCIPAL BALANCE
 ----------------------------------------------------------------------------------------------------------------------



                                FIXED RATE GROUP
                               DOCUMENTATION TYPE


                                                                                              PERCENTAGE OF
                                                                  STATISTIC                     STATISTIC
                                       NUMBER OF               CALCULATION DATE              CALCULATION DATE
                                       STATISTIC         AGGREGATE PRINCIPAL BALANCE          AGGREGATE POOL
      DOCUMENTATION TYPE           CALCULATION LOANS                                        PRINCIPAL BALANCE
 --------------------------------------------------------------------------------------------------------------------








                                FIXED RATE GROUP
                                  CREDIT GRADE

                                                                                              PERCENTAGE OF
                                                                   STATISTIC                    STATISTIC
                                       NUMBER OF               CALCULATION DATE              CALCULATION DATE
                                       STATISTIC          AGGREGATE PRINCIPAL BALANCE         AGGREGATE POOL
         CREDIT GRADE              CALCULATION LOANS                                        PRINCIPAL BALANCE
 --------------------------------------------------------------------------------------------------------------------


                                FIXED RATE GROUP
                                   FICO SCORE

                                                                                                PERCENTAGE OF
                                                                    STATISTIC                     STATISTIC
                                        NUMBER OF                CALCULATION DATE              CALCULATION DATE
                                        STATISTIC              AGGREGATE PRINCIPAL              AGGREGATE POOL
          FICO SCORE                CALCULATION LOANS                BALANCE                  PRINCIPAL BALANCE
 ----------------------------------------------------------------------------------------------------------------------


                             ADJUSTABLE RATE GROUP I
                 STATISTICAL CALCULATION DATE PRINCIPAL BALANCE

                                                                                                 PERCENTAGE OF
                                                                       STATISTIC                   STATISTIC
  RANGE OF STATISTICAL CALCULATION           NUMBER OF             CALCULATION DATE            CALCULATION DATE
       DATE PRINCIPAL BALANCE                STATISTIC                 AGGREGATE                   AGGREGATE
                                         CALCULATION LOANS         PRINCIPAL BALANCE           PRINCIPAL BALANCE
 ----------------------------------------------------------------------------------------------------------------------


                             ADJUSTABLE RATE GROUP I
                           MORTGAGE INTEREST RATES (1)

                                                                                                PERCENTAGE OF
                                                                       STATISTIC                  STATISTIC
                                             NUMBER OF             CALCULATION DATE           CALCULATION DATE
          RANGE OF MORTGAGE                  STATISTIC                 AGGREGATE                  AGGREGATE
           INTEREST RATES                CALCULATION LOANS         PRINCIPAL BALANCE          PRINCIPAL BALANCE
 --------------------------------------------------------------------------------------------------------------------




















-----------
(1) The lender has acquired mortgage insurance on certain mortgage loans included in the preceding table. The mortgage interest rates for such mortgage loans are shown at the mortgage rates inclusive of any premium for the related mortgage insurance coverage. As of the statistic calculation date, the weighted average mortgage rate of the statistic calculation loans net of the related premiums for such mortgage insurance is expected to be approximately _______% per annum.

                             ADJUSTABLE RATE GROUP I
                            ORIGINAL TERM TO MATURITY

                                                                                                PERCENTAGE OF
                                                                      STATISTIC                   STATISTIC
              RANGE OF                      NUMBER OF             CALCULATION DATE            CALCULATION DATE
         ORIGINAL TERMS TO                  STATISTIC                 AGGREGATE                   AGGREGATE
         MATURITY (MONTHS)              CALCULATION LOANS         PRINCIPAL BALANCE           PRINCIPAL BALANCE
 ---------------------------------------------------------------------------------------------------------------------







                             ADJUSTABLE RATE GROUP I
                           REMAINING TERM TO MATURITY

                                                                                              PERCENTAGE OF
                                                                     STATISTIC                  STATISTIC
             RANGE OF                     NUMBER OF              CALCULATION DATE            CALCULATION DATE
        REMAINING TERMS TO                STATISTIC                  AGGREGATE                  AGGREGATE
        MATURITY (MONTHS)             CALCULATION LOANS          PRINCIPAL BALANCE          PRINCIPAL BALANCE
 -------------------------------------------------------------------------------------------------------------------



                             ADJUSTABLE RATE GROUP I
                        COMBINED LOAN-TO-VALUE RATIOS (1)

                                                                                                   PERCENTAGE OF
                                             NUMBER OF                   STATISTIC                   STATISTIC
                                             STATISTIC               CALCULATION DATE            CALCULATION DATE
         RANGE OF COMBINED               CALCULATION LOANS               AGGREGATE                   AGGREGATE
        LOAN-TO-VALUE RATIOS                                         PRINCIPAL BALANCE           PRINCIPAL BALANCE
 -----------------------------------------------------------------------------------------------------------------------





















-------
(1) At the date of origination.

                             ADJUSTABLE RATE GROUP I
                                OCCUPANCY STATUS

                                                                                                      PERCENTAGE OF
                                                                            STATISTIC                   STATISTIC
                                                  NUMBER OF              CALCULATION DATE           CALCULATION DATE
                                                  STATISTIC                 AGGREGATE                   AGGREGATE
             OCCUPANCY STATUS                 CALCULATION LOANS         PRINCIPAL BALANCE           PRINCIPAL BALANCE
 --------------------------------------------------------------------------------------------------------------------------







                             ADJUSTABLE RATE GROUP I
                           TYPE OF MORTGAGED PROPERTY

                                                                                                     PERCENTAGE OF
                                                                            STATISTIC                  STATISTIC
                                                  NUMBER OF              CALCULATION DATE           CALCULATION DATE
                                                  STATISTIC                 AGGREGATE                  AGGREGATE
              PROPERTY TYPE                   CALCULATION LOANS         PRINCIPAL BALANCE          PRINCIPAL BALANCE
 -------------------------------------------------------------------------------------------------------------------------



                            ADJUSTABLE RATE GROUP I
                        ORIGINATORS OF THE MORTGAGE LOANS

                                                                                                  PERCENTAGE OF
                                                                      STATISTIC                     STATISTIC
                                            NUMBER OF             CALCULATION DATE               CALCULATION DATE
                                            STATISTIC                 AGGREGATE                     AGGREGATE
             ORIGINATOR                 CALCULATION LOANS         PRINCIPAL BALANCE             PRINCIPAL BALANCE
 --------------------------------------------------------------------------------------------------------------------------


                             ADJUSTABLE RATE GROUP I
                GEOGRAPHICAL DISTRIBUTION OF MORTGAGED PROPERTIES

                                                                                               PERCENTAGE OF
                                        NUMBER OF                   STATISTIC                    STATISTIC
                                        STATISTIC                CALCULATION DATE             CALCULATION DATE
                                       CALCULATION                  AGGREGATE                    AGGREGATE
             STATE                        LOANS                 PRINCIPAL BALANCE            PRINCIPAL BALANCE
 --------------------------------------------------------------------------------------------------------------------


                             ADJUSTABLE RATE GROUP I
                             RANGE OF GROSS MARGINS

                                                                                              PERCENTAGE OF
                                         NUMBER OF                  STATISTIC                   STATISTIC
                                         STATISTIC              CALCULATION DATE             CALCULATION DATE
            RANGE OF                    CALCULATION                 AGGREGATE                   AGGREGATE
         GROSS MARGINS                     LOANS                PRINCIPAL BALANCE           PRINCIPAL BALANCE
---------------------------------------------------------------------------------------------------------------------
















                             ADJUSTABLE RATE GROUP I
                    RANGE OF MAXIMUM MORTGAGE INTEREST RATES

                                                                                                   PERCENTAGE OF
                                               NUMBER OF                 STATISTIC                   STATISTIC
           RANGE OF MAXIMUM                    STATISTIC              CALCULATION DATE           CALCULATION DATE
               MORTGAGE                       CALCULATION                AGGREGATE                   AGGREGATE
            INTEREST RATES                       LOANS               PRINCIPAL BALANCE           PRINCIPAL BALANCE
------------------------------------------------------------------------------------------------------------------------

















                             ADJUSTABLE RATE GROUP I
                    RANGE OF MINIMUM MORTGAGE INTEREST RATES

                                                                                                  PERCENTAGE OF
                                                                         STATISTIC                  STATISTIC
                                               NUMBER OF              CALCULATION DATE           CALCULATION DATE
           RANGE OF MINIMUM                    STATISTIC                 AGGREGATE                  AGGREGATE
       MORTGAGE INTEREST RATES             CALCULATION LOANS         PRINCIPAL BALANCE          PRINCIPAL BALANCE
-----------------------------------------------------------------------------------------------------------------------























                             ADJUSTABLE RATE GROUP I
                                  PRODUCT TYPE

                                                                                                 PERCENTAGE OF
                                                                        STATISTIC                  STATISTIC
                                              NUMBER OF              CALCULATION DATE           CALCULATION DATE
                                              STATISTIC                 AGGREGATE                  AGGREGATE
              PRODUCT:                    CALCULATION LOANS         PRINCIPAL BALANCE          PRINCIPAL BALANCE
----------------------------------------------------------------------------------------------------------------------

















                             ADJUSTABLE RATE GROUP I
                             PREPAYMENT PENALTY TERM

                                                                                                    PERCENTAGE OF
                                                                           STATISTIC                  STATISTIC
                                                 NUMBER OF              CALCULATION DATE           CALCULATION DATE
            ORIGINAL PREPAY                      STATISTIC                 AGGREGATE                  AGGREGATE
             PENALTY TERM:                   CALCULATION LOANS         PRINCIPAL BALANCE          PRINCIPAL BALANCE
-------------------------------------------------------------------------------------------------------------------------











                             ADJUSTABLE RATE GROUP I
                               DOCUMENTATION TYPE

                                                                                                  PERCENTAGE OF
                                                                        STATISTIC                   STATISTIC
                                             NUMBER OF              CALCULATION DATE            CALCULATION DATE
                                             STATISTIC                  AGGREGATE                   AGGREGATE
        DOCUMENTATION TYPE:              CALCULATION LOANS          PRINCIPAL BALANCE           PRINCIPAL BALANCE
------------------------------------------------------------------------------------------------------------------------












                             ADJUSTABLE RATE GROUP I
                                  CREDIT GRADE

                                                                                            PERCENTAGE OF
                                                                   STATISTIC                  STATISTIC
                                        NUMBER OF              CALCULATION DATE            CALCULATION DATE
                                        STATISTIC                  AGGREGATE                  AGGREGATE
         CREDIT GRADE:              CALCULATION LOANS          PRINCIPAL BALANCE          PRINCIPAL BALANCE
------------------------------------------------------------------------------------------------------------------















                             ADJUSTABLE RATE GROUP I
                            MONTH OF NEXT CHANGE DATE

                                                                                                 PERCENTAGE OF
                                                                        STATISTIC                  STATISTIC
                                             NUMBER OF              CALCULATION DATE           CALCULATION DATE
           MONTH OF NEXT                     STATISTIC                  AGGREGATE                  AGGREGATE
            CHANGE DATE                  CALCULATION LOANS          PRINCIPAL BALANCE          PRINCIPAL BALANCE
----------------------------------------------------------------------------------------------------------------------






















                             ADJUSTABLE RATE GROUP I
                                   FICO SCORE

                                                                   STATISTIC
                                                               CALCULATION DATE               PERCENTAGE OF
                                       NUMBER OF                   AGGREGATE                    STATISTIC
                                       STATISTIC               PRINCIPAL BALANCE            CALCULATION DATE
                                   CALCULATION LOANS                                            AGGREGATE
         FICO SCORE:                                                                        PRINCIPAL BALANCE
---------------------------------------------------------------------------------------------------------------------

















                            ADJUSTABLE RATE GROUP II
                 STATISTICAL CALCULATION DATE PRINCIPAL BALANCE

                                                                                                   PERCENTAGE OF
        RANGE OF STATISTICAL                                            STATISTIC                    STATISTIC
          CALCULATION DATE                   NUMBER OF              CALCULATION DATE             CALCULATION DATE
         PRINCIPAL BALANCE                   STATISTIC                  AGGREGATE                    AGGREGATE
                                         CALCULATION LOANS          PRINCIPAL BALANCE            PRINCIPAL BALANCE
--------------------------------------------------------------------------------------------------------------------------




















                            ADJUSTABLE RATE GROUP II
                           MORTGAGE INTEREST RATES (1)

                                                                                             PERCENTAGE OF
                                                                  STATISTIC                    STATISTIC
                                       NUMBER OF              CALCULATION DATE             CALCULATION DATE
      RANGE OF MORTGAGE                STATISTIC                  AGGREGATE                    AGGREGATE
        INTEREST RATES             CALCULATION LOANS          PRINCIPAL BALANCE            PRINCIPAL BALANCE
--------------------------------------------------------------------------------------------------------------------















-----------
(1) The lender has acquired mortgage insurance on certain mortgage loans included in the preceding table. The mortgage interest rates for such mortgage loans are shown at the mortgage rates inclusive of any premium for the related mortgage insurance coverage. As of the statistic calculation date, the weighted average mortgage rate of the statistic calculation loans net of the related premiums for such mortgage insurance is expected to be approximately _______% per annum.

                            ADJUSTABLE RATE GROUP II
                            ORIGINAL TERM TO MATURITY

                                                                                             PERCENTAGE OF
                                                                STATISTIC                      STATISTIC
          RANGE OF                    NUMBER OF              CALCULATION DATE               CALCULATION DATE
      ORIGINAL TERMS TO               STATISTIC                 AGGREGATE                      AGGREGATE
      MATURITY (MONTHS)           CALCULATION LOANS         PRINCIPAL BALANCE              PRINCIPAL BALANCE
----------------------------------------------------------------------------------------------------------------------











                            ADJUSTABLE RATE GROUP II
                           REMAINING TERM TO MATURITY

                                                                                              PERCENTAGE OF
                                                                  STATISTIC                     STATISTIC
           RANGE OF                    NUMBER OF              CALCULATION DATE              CALCULATION DATE
      REMAINING TERMS TO               STATISTIC                  AGGREGATE                     AGGREGATE
      MATURITY (MONTHS)            CALCULATION LOANS          PRINCIPAL BALANCE             PRINCIPAL BALANCE
-----------------------------------------------------------------------------------------------------------------------








                            ADJUSTABLE RATE GROUP II
                        COMBINED LOAN-TO-VALUE RATIOS (1)

                                                                                                PERCENTAGE OF
                                                                      STATISTIC                   STATISTIC
                                            NUMBER OF             CALCULATION DATE             CALCULATION DATE
         RANGE OF COMBINED                  STATISTIC                 AGGREGATE                   AGGREGATE
       LOAN-TO-VALUE RATIOS             CALCULATION LOANS         PRINCIPAL BALANCE           PRINCIPAL BALANCE
-----------------------------------------------------------------------------------------------------------------------
















------------
(1) At the date of origination.

                            ADJUSTABLE RATE GROUP II
                                OCCUPANCY STATUS

                                                                                                     PERCENTAGE OF
                                                                             STATISTIC                 STATISTIC
                                                  NUMBER OF              CALCULATION DATE          CALCULATION DATE
                                                  STATISTIC                  AGGREGATE                 AGGREGATE
            OCCUPANCY STATUS                  CALCULATION LOANS          PRINCIPAL BALANCE         PRINCIPAL BALANCE
-------------------------------------------------------------------------------------------------------------------------










                            ADJUSTABLE RATE GROUP II
                           TYPE OF MORTGAGED PROPERTY

                                                                                                  PERCENTAGE OF
                                                                        STATISTIC                   STATISTIC
                                             NUMBER OF              CALCULATION DATE            CALCULATION DATE
                                             STATISTIC                  AGGREGATE                   AGGREGATE
           PROPERTY TYPE                 CALCULATION LOANS          PRINCIPAL BALANCE           PRINCIPAL BALANCE
------------------------------------------------------------------------------------------------------------------------









                            ADJUSTABLE RATE GROUP II
                        ORIGINATORS OF THE MORTGAGE LOANS

                                                                                              PERCENTAGE OF
                                                                     STATISTIC                  STATISTIC
                                           NUMBER OF             CALCULATION DATE            CALCULATION DATE
                                           STATISTIC                 AGGREGATE                  AGGREGATE
            ORIGINATOR                 CALCULATION LOANS         PRINCIPAL BALANCE          PRINCIPAL BALANCE
--------------------------------------------------------------------------------------------------------------------










                            ADJUSTABLE RATE GROUP II
                GEOGRAPHICAL DISTRIBUTION OF MORTGAGED PROPERTIES

                                                                                              PERCENTAGE OF
                                                                     STATISTIC                  STATISTIC
                                           NUMBER OF             CALCULATION DATE            CALCULATION DATE
                                           STATISTIC                 AGGREGATE                  AGGREGATE
              STATE                    CALCULATION LOANS         PRINCIPAL BALANCE          PRINCIPAL BALANCE
--------------------------------------------------------------------------------------------------------------------












                            ADJUSTABLE RATE GROUP II
                             RANGE OF GROSS MARGINS

                                                                                               PERCENTAGE OF
                                                                    STATISTIC                    STATISTIC
                                         NUMBER OF              CALCULATION DATE             CALCULATION DATE
            RANGE OF                     STATISTIC                  AGGREGATE                    AGGREGATE
         GROSS MARGINS               CALCULATION LOANS          PRINCIPAL BALANCE            PRINCIPAL BALANCE
----------------------------------------------------------------------------------------------------------------------















                            ADJUSTABLE RATE GROUP II
                    RANGE OF MAXIMUM MORTGAGE INTEREST RATES

                                                                                              PERCENTAGE OF
                                                                     STATISTIC                  STATISTIC
         RANGE OF MAXIMUM                  NUMBER OF             CALCULATION DATE           CALCULATION DATE
             MORTGAGE                      STATISTIC                 AGGREGATE                  AGGREGATE
          INTEREST RATES               CALCULATION LOANS         PRINCIPAL BALANCE          PRINCIPAL BALANCE
-------------------------------------------------------------------------------------------------------------------





















                            ADJUSTABLE RATE GROUP II
                    RANGE OF MINIMUM MORTGAGE INTEREST RATES

                                                                                                     PERCENTAGE OF
                                                                         STATISTIC                     STATISTIC
            RANGE OF MINIMUM                   NUMBER OF              CALCULATION DATE              CALCULATION DATE
                MORTGAGE                       STATISTIC                 AGGREGATE                     AGGREGATE
              INTEREST RATES               CALCULATION LOANS          PRINCIPAL BALANCE             PRINCIPAL BALANCE
-----------------------------------------------------------------------------------------------------------------------
















                            ADJUSTABLE RATE GROUP II
                                  PRODUCT TYPE

                                                                                                PERCENTAGE OF
                                                                        STATISTIC                 STATISTIC
                                             NUMBER OF              CALCULATION DATE          CALCULATION DATE
                                             STATISTIC                  AGGREGATE                 AGGREGATE
              PRODUCT:                   CALCULATION LOANS          PRINCIPAL BALANCE         PRINCIPAL BALANCE
--------------------------------------------------------------------------------------------------------------------








                            ADJUSTABLE RATE GROUP II
                             PREPAYMENT PENALTY TERM

                                                                                                   PERCENTAGE OF
                                                                           STATISTIC                  STATISTIC
                                                 NUMBER OF              CALCULATION DATE          CALCULATION DATE
     ORIGINAL PREPAY PENALTY TERM:               STATISTIC                 AGGREGATE                  AGGREGATE
                                             CALCULATION LOANS         PRINCIPAL BALANCE          PRINCIPAL BALANCE
-----------------------------------------------------------------------------------------------------------------------













                            ADJUSTABLE RATE GROUP II
                               DOCUMENTATION TYPE

                                                                                                  PERCENTAGE OF
                                                                         STATISTIC                  STATISTIC
                                               NUMBER OF              CALCULATION DATE          CALCULATION DATE
                                               STATISTIC                 AGGREGATE                  AGGREGATE
          DOCUMENTATION TYPE:              CALCULATION LOANS         PRINCIPAL BALANCE          PRINCIPAL BALANCE
----------------------------------------------------------------------------------------------------------------------








                            ADJUSTABLE RATE GROUP II
                            MONTH OF NEXT CHANGE DATE

                                                                                                   PERCENTAGE OF
                                                                          STATISTIC                  STATISTIC
                                                NUMBER OF              CALCULATION DATE           CALCULATION DATE
                                                STATISTIC                 AGGREGATE                  AGGREGATE
       MONTH OF NEXT CHANGE DATE            CALCULATION LOANS         PRINCIPAL BALANCE          PRINCIPAL BALANCE
------------------------------------------------------------------------------------------------------------------------













                            ADJUSTABLE RATE GROUP II
                                  CREDIT GRADE

                                                                                        PERCENTAGE OF
                                                             STATISTIC                    STATISTIC
                                   NUMBER OF              CALCULATION DATE            CALCULATION DATE
                                   STATISTIC                 AGGREGATE                    AGGREGATE
      CREDIT GRADE:            CALCULATION LOANS         PRINCIPAL BALANCE            PRINCIPAL BALANCE
--------------------------------------------------------------------------------------------------------------
















                            ADJUSTABLE RATE GROUP II
                                   FICO SCORE

                                                                                              PERCENTAGE OF
                                                                     STATISTIC                  STATISTIC
                                           NUMBER OF             CALCULATION DATE           CALCULATION DATE
                                           STATISTIC                 AGGREGATE                  AGGREGATE
           FICO SCORE:                 CALCULATION LOANS         PRINCIPAL BALANCE          PRINCIPAL BALANCE
-------------------------------------------------------------------------------------------------------------------





















                                     ANNEX B
                        GLOBAL CLEARANCE, SETTLEMENT AND
                          TAX DOCUMENTATION PROCEDURES

         Except under limited circumstances, the globally offered Mortgage Pass-Through Certificates, Series, refered to as global securities will be available only in book-entry form. Investors in the global securities may hold the global securities through any of DTC, Euroclear or Clearstream, Luxembourg. The global securities will be tradable as home market instruments in both the European and U.S. domestic markets. Initial settlement and all secondary trades will settle in same-day funds.

         Secondary market trading between investors holding global securities through Euroclear and Clearstream, Luxembourg will be conducted in the ordinary way in accordance with their normal rules and operating procedures and in accordance with conventional eurobond practice i.e., seven calendar day settlement.

         Secondary market trading between investors holding global securities through DTC will be conducted according to the rules and procedures applicable to U.S. corporate debt obligations and prior Mortgage Pass-Through Certificates issues.

         Secondary cross-market trading between Euroclear or Clearstream, Luxembourg and DTC participants holding Certificates will be effected on a delivery-against-payment basis through the respective depositaries of Euroclear and Clearstream, Luxembourg and as DTC participants.

         Non-U.S. holders as described below of global securities will be subject to U.S. withholding taxes unless the holders meet established requirements and deliver appropriate U.S. tax documents to the securities clearing organizations or their participants

INITIAL SETTLEMENT

         All global securities will be held in book-entry form by DTC in the name of Cede & Co. as nominee of DTC. Investors' interests in the global securities will be represented through financial institutions acting on their behalf as direct and indirect participants in DTC. As a result, Euroclear and Clearstream, Luxembourg will hold positions on behalf of their participants through their respective depositaries, which in turn will hold the positions in accounts as DTC participants.

         Investors electing to hold their global securities through DTC will follow the settlement practices applicable to prior Mortgage Pass-Through Certificates issues. Investor securities custody accounts will be credited with their holdings against payment in same-day funds on the settlement date.

         Investors electing to hold their global securities through Euroclear or Clearstream, Luxembourg accounts will follow the settlement procedures applicable to conventional eurobonds, except that there will be no temporary global security and no "lock-up" or restricted period. global securities will be credited to the securities custody accounts on the settlement date against payment in same-day funds

SECONDARY MARKET TRADING

         Since the purchaser determines the place of delivery, it is important to establish at the time of the trade where both the purchaser's and sellers' accounts are located to ensure that settlement can be made on the desired value date.

         Trading between DTC Participants. Secondary market trading between DTC participants will be settled using the procedures applicable to prior Home Equity Loan Asset-Backed Certificates issues in same-day funds.

         TRADING BETWEEN EUROCLEAR AND/OR CLEARSTREAM, LUXEMBOURG PARTICIPANTS. Secondary market trading between Euroclear participants or Clearstream, Luxembourg participants will be settled using the procedures applicable to conventional eurobonds in same-day funds.

         TRADING BETWEEN DTC SELLER AND EUROCLEAR OR CLEARSTREAM, LUXEMBOURG PURCHASER. When global securities are to be transferred from the account of a DTC participant to the account of a Euroclear participant or a Clearstream, Luxembourg participant, the purchaser will send instructions to Euroclear or Clearstream, Luxembourg through a Euroclear participant or Clearstream, Luxembourg participant at least one business day prior to settlement. Euroclear or Clearstream, Luxembourg will instruct the respective depositary, as the case may be, to receive the global securities against payment. Payment will include interest accrued on the global securities from and including the last coupon payment date to and excluding the settlement date, on the basis of either the actual number of days in the accrual period and a year assumed to consist of 360 days or a 360-day year of 12 30-day months as applicable to the related class of global securities. For transactions settling on the 31st of the month, payment will include interest accrued to and excluding the first day of the following month. Payment will then be made by the respective depositary of the DTC participant's account against delivery of the global securities. After settlement has been completed, the global securities will be credited to the respective clearing system and by the clearing system, in accordance with its usual procedures, to the Euroclear participant's or Clearstream, Luxembourg participant's account. The securities credit will appear the next day (European time) and the cash debt will be back-valued to, and the interest on the global securities will accrue from, the value date (which would be the preceding day when settlement occurred in New York). If settlement is not completed on the intended value date (i.e., the trade fails), the Euroclear or Clearstream, Luxembourg cash debt will be valued instead as of the actual settlement date.

         Euroclear participants and Clearstream, Luxembourg participants will need to make available to the respective clearing systems the funds necessary to process same-day funds settlement. The most direct means of doing so is to preposition funds for settlement, either from cash on hand or existing lines of credit, as they would for any settlement occurring within Euroclear or Clearstream, Luxembourg. Under this approach, they may take on credit exposure to Euroclear or Clearstream, Luxembourg until the global securities are credited to their accounts one day later.

         As an alternative, if Euroclear or Clearstream, Luxembourg has extended a line of credit to them, Euroclear participants or Clearstream, Luxembourg participants can elect not to preposition funds and allow that credit line to be drawn upon the finance settlement. Under this procedure, Euroclear participants or Clearstream, Luxembourg participants purchasing global securities would incur overdraft charges for one day, assuming they cleared the overdraft when the global securities were credited to their accounts. However, interest on the global securities would accrue from the value date. Therefore, in many cases the investment income on the global securities earned during that one-day period may substantially reduce or offset the amount of the overdraft charges, although this result will depend on each Euroclear participant's or Clearstream, Luxembourg participant's particular cost of funds.

         Since the settlement is taking place during New York business hours, DTC participants can employ their usual procedures for sending global securities to the respective European depositary for the benefit of Euroclear participants or Clearstream, Luxembourg participants. The sale proceeds will be available to the DTC Seller on the settlement date. Thus, to the DTC participants a cross-market transaction will settle no differently than a trade between two DTC participants.

         TRADING BETWEEN EUROCLEAR OR CLEARSTREAM, LUXEMBOURG SELLER AND DTC PURCHASER. Due to time zone differences in their favor, Euroclear participants and Clearstream, Luxembourg participants may employ their customary procedures for transactions in which global securities are to be transferred by the respective clearing system, through the respective depositary, to a DTC participant. The seller will send instructions to Euroclear or Clearstream, Luxembourg through a Euroclear participant or Clearstream, Luxembourg participant at least one business day prior to settlement. In these cases Euroclear or Clearstream, Luxembourg will instruct the respective depositary, as appropriate, to deliver the global securities to the DTC participant's account against payment. Payment will include interest accrued on the global securities from and including the last coupon payment to and excluding the settlement date on the basis of either the actual number of days in the accrual period and a year assumed to consist of 360 days or a 360-day year of 12 30-day months as applicable to the related class of global securities. For transactions settling on the 31st of the month, payment will include interest accrued to and excluding the first day of the following month. The payment will then be reflected in the account of the Euroclear participant or Clearstream, Luxembourg participant the following day, and receipt of the cash proceeds in the Euroclear participant's or Clearstream, Luxembourg participant's account would be back-valued to the value date (which would be the preceding day, when settlement occurred in New
York). Should the Euroclear participant or Clearstream, Luxembourg participant have a line of credit with its respective clearing system and elect to be in debt in anticipation of receipt of the sale proceeds in its account, the back-valuation will extinguish any overdraft incurred over that one-day period. If settlement is not completed on the intended value date i.e., the trade fails, receipt of the cash proceeds in the Euroclear participant's or Clearstream, Luxembourg participant's account would instead be valued as of the actual settlement date.

         Finally, day traders that use Euroclear or Clearstream, Luxembourg and that purchase global securities from DTC participants for delivery to Euroclear participants or Clearstream, Luxembourg participants should note that these trades would automatically fail on the sale side unless affirmative action were taken. At least three techniques should be readily available to eliminate this potential problem:

                  (a) borrowing through Euroclear or Clearstream, Luxembourg for one day (until the purchase side of the day trade is reflected in their Euroclear or Clearstream, Luxembourg accounts) in accordance with the clearing system's customary procedures;

                  (b) borrowing the global securities in the U.S. from a DTC participant no later than one day prior to settlement, which would give the global securities sufficient time to be reflected in their Euroclear or Clearstream, Luxembourg account in order to settle the sale side of the trade; or

                  (c) staggering the value dates for the buy and sell sides of the trade so that the value date for the purchase from the DTC participant is at least one day prior to the value date for the sale to the Euroclear participant or Clearstream, Luxembourg participant

U.S. FEDERAL INCOME TAX DOCUMENTATION REQUIREMENTS

         A beneficial owner of global securities holding securities through Clearstream, Luxembourg or Euroclear (or through DTC if the holder has an address outside the U.S.) will be subject to the 30% (or in some cases 31%) U.S. withholding tax that generally applies to payments of interest on registered debt issued by U.S. persons, unless (1) each clearing system, bank or other financial institution that holds customers' securities in the ordinary course of its trade or business in the chain of intermediaries between the beneficial owner and the U.S. entity required to withhold tax complies with applicable certification requirements and (2) the beneficial owner takes one of the following steps to obtain an exemption or reduced tax rate:

         EXEMPTION FOR NON-U.S. PERSONS (FORM W-8 BEN). Beneficial owners of global securities that are non-U.S. persons can obtain a complete exemption from the withholding tax by filing a signed Form W-8 BEN. If the information shown on Form W-8 BEN changes, a new Form W-8 BEN must be filed within 30 days of the change.

         EXEMPTION FOR NON-U.S. PERSONS WITH EFFECTIVELY CONNECTED INCOME (FORM W-8ECI). A non-U.S. person, including a non-U.S. corporation or bank with a U.S. branch, for which the interest income is effectively connected with its conduct of a trade or business in the United States, can obtain an exemption from the withholding tax by filing Form W-8ECI.

         EXEMPTION OR REDUCED RATE FOR NON-U.S. PERSONS RESIDENT IN TREATY COUNTRIES (FORM W-8 BEN). Non-U.S. persons that are beneficial owners residing in a country that has a tax treaty with the United States can obtain an exemption or reduced tax rate (depending on the treaty terms) by filing Form W-8 BEN.

         EXEMPTION FOR U.S. PERSONS (FORM W-9). U.S. persons can obtain a complete exemption from the withholding tax by filing Form W-9.

         U.S. FEDERAL INCOME TAX REPORTING PROCEDURE. The global securities holder files by submitting the appropriate form to the person through whom he holds (e.g., the clearing agency, in the case of persons holding directly on the books of the clearing agency). Forms W-8 BEN and W-8ECI are generally effective for three calendar years.

         U.S. PERSON. As used in this prospectus supplement the term "U.S. person" means a beneficial owner of a Class A Certificate that is for United States federal income tax purposes

                  (a) a citizen or resident of the United States,

                  (b) a corporation or partnership created or organized in or under the laws of the United States or of any State thereof or the District of Columbia,

                  (c) an estate the income of which is subject to United States federal income taxation regardless of its source, or

                  (d) a trust if a court within the United States is able to exercise primary supervision of the administration of the trust and one or more United States persons have the authority to control all substantial decisions of the trust.

         As used in this prospectus supplement, the term "non-U.S. person" means a beneficial owner of a Class A Certificate that is not a U.S. person.

         This summary does not deal with all aspects of U.S. Federal income tax withholding that may be relevant to foreign holders of the global securities or with the application of the extensive withholding regulations that are generally effective with respect to payments made after _____________ which have detailed rules regarding the determination of beneficial ownership. Investors are advised to consult their own tax advisors for specific tax advice concerning their holding and disposing of the global securities.

PROSPECTUS SUPPLEMENT
(TO PROSPECTUS DATED ________________, 200_)


                               $_________________

                         AAMES MORTGAGE TRUST _________
                      ASSET-BACKED NOTES, SERIES _________

                            AAMES CAPITAL CORPORATION
                                   AS SPONSOR

                         ------------------------------

                                   AS SERVICER

       Offered           Principal           Pass-Through           Price To           Underwriting        Proceeds to the
        Notes             Balance                Rate               Public(1)            Discount           Sponsor(1)(2)
------------------------------------------------------------------------------------------------------------------------------
Class A-F                         $               %                        %                 %                        %
Class A-V1                        $       LIBOR + __%(3)(4)                %                 %                        %
Class A-V2                        $       LIBOR + __%(3)(4)                %                 %                        %
                     -------------------                       ---------------------------------------------------------------

Total                             $                                        $                 $                        $

-----------------------------------
(1) Plus accrued interest, if any, from __________, 200_ in the case of the __________ group notes.
(2) Before deducting expenses, estimated to be approximately $____________.
(3) Subject to a maximum rate as described in this prospectus supplement.
(4) Subject to a step-up if the optional termination is not exercised.

--------------------------------------   THE NOTES
|                                    |
|                                    |   -   are issued by a trust, whose assets
|                                    |       include a pool of fixed rate and
|                                    |       adjustable rate mortgage loans
|  You should carefully review       |       secured by first and junior liens
|  the information under the         |       on one-to four-family residential
|  caption "Risk Factors"            |       properties.
|  beginning on page S-_ in this     |
|  prospectus supplement and on      |   -   currently have no trading market.
|  page_ in the prospectus.          |
|                                    |   -   are obligations of the trust only
|  The certificates are              |       and are not obligations of the
|  non-recourse obligations of       |       sponsor, the servicer or their
|  the trust only and do not         |       affiliates.
|  represent an interest in or       |
|  obligation of Aames Capital       |   CREDIT ENHANCEMENT
|  Corporation, the Trustee or       |
|  any of their affiliates.          |   -   will be provided in the form of
|                                    |       overcollateralization,
|  This prospectus supplement        |       cross-collateralization and a note
|  must be accompanied by the        |       guaranty insurance policy issued by
|  prospectus if it is being used    |       __________________ that will
|  to offer and sell the             |       unconditionally and irrevocably
|  certificates.                     |       guarantee payment of interest due
|                                    |       on the offered notes on each
|                                    |       distribution date and ultimate
|                                    |       collection of the principal balance
|------------------------------------|       of the notes.

                            [GRAPHIC OF NOTE INSURER]

EXPECTED RATINGS

-   AAA from S&P, AAA from Fitch and Aaa from Moody's for the offered notes.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE NOTES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The offered notes will be delivered in book-entry form only, on or about __________, 200_.

                                 [UNDERWRITERS]


________________, 200_

   IMPORTANT NOTICE ABOUT INFORMATION PRESENTED IN THIS PROSPECTUS SUPPLEMENT
                         AND THE ACCOMPANYING PROSPECTUS

We provide information to you about the notes in two separate documents that provide progressively more detail:

- the accompanying prospectus, which provides general information, some of which may not apply to your notes; and

- this prospectus supplement, which describes the specific terms of your notes.

YOU SHOULD RELY PRIMARILY ON THE DESCRIPTION OF YOUR NOTES IN THIS PROSPECTUS SUPPLEMENT.

         You should rely only on the information contained or incorporated by reference in this prospectus supplement and the accompanying prospectus. We have not authorized anyone to provide you with different information.

         Dealers will deliver a prospectus supplement and prospectus when acting as underwriters of the Asset-Backed Notes, Series ______, and with respect to their unsold allotments or subscriptions. In addition, all dealers selling Asset-Backed Notes, Series ______, will be required to deliver a prospectus supplement and prospectus for ninety days following the date of this prospectus supplement.

                                TABLE OF CONTENTS


                              PROSPECTUS SUPPLEMENT

CAPTION                                          PAGE
Summary............................................S-
Risk Factors.......................................S-
Description of the Notes...........................S-
Credit Enhancement.................................S-
The Mortgage Loans.................................S-
Prepayment and Yield Considerations................S-
Origination And Servicing of the Mortgage Loans....S-
The Note Insurer...................................S-
The Pmi Insurer....................................S-
Certain Federal Income Tax Consequences............S-
ERISA Considerations...............................S-
Use of Proceeds....................................S-
Legal Investment Considerations....................S-
Underwriting.......................................S-
Rating Of The Offered Notes........................S-
Annex A:  Description of the Mortgage Pool........A-1
Annex B:  Global Clearance, Settlement And Tax
Documentation Procedures..........................B-1


                                   PROSPECTUS

CAPTION                                          PAGE
Use of Proceeds......................................
Aames Capital Acceptance Corp........................
Aames Capital Corporation............................
The Originators......................................
Description of the Securities........................
Credit Enhancement...................................
The Sale and Servicing Agreement.....................
The Indenture........................................
Certain Legal Aspects of the Mortgage Loans
and Related Matters..................................
Certain Federal Income Tax Consequences..............
State Tax Considerations.............................
ERISA Considerations.................................
Legal Investment.....................................
Plan of Distribution.................................
Legal Matters........................................

                                     SUMMARY

         THIS SECTION OUTLINES THE SIGNIFICANT TERMS OF THE OFFERED NOTES. AS THIS IS A SUMMARY, WE DO NOT ATTEMPT TO DISCUSS OR DESCRIBE IN ANY DETAIL THE TERMS OUTLINED HERE. WE RECOMMEND THAT YOU REVIEW CAREFULLY THE MORE DETAILED INFORMATION IN THIS PROSPECTUS SUPPLEMENT AND IN THE ATTACHED PROSPECTUS.

THE ISSUER...........................................        Aames Mortgage Trust ____________.

THE SPONSOR..........................................        Aames Capital Corporation, a California corporation.
                                                             The principal office of the sponsor is located at 350
                                                             South Grand Avenue, Los Angeles, California 90071.

THE SERVICER.........................................        ____________________________

THE NOTE INSURER.....................................        ____________________________

INDENTURE TRUSTEE....................................        ____________________________

OWNER TRUSTEE........................................        ____________________________

CUT-OFF DATE.........................................        The close of business on _________________, except that
                                                             the cut-off date for any mortgage loan originated after
                                                             _________ will be the date of origination of that
                                                             mortgage loan.

STATISTIC CALCULATION DATE...........................        ____________.

CLOSING DATE.........................................        On or about _____________________.

DISTRIBUTION DATES...................................        The 25th day of each month or, if such day is not a
                                                             business day, the next business day, beginning in
                                                             ________________.

RECORD DATES.........................................        The record date for the fixed rate group notes is the
                                                             last business day of the month before the month in
                                                             which the applicable distribution date occurs.  The
                                                             record date for the Class A-V1 and Class A-V2 Notes is
                                                             the business day immediately before the applicable
                                                             distribution date so long as the Class A-V1 and Class
                                                             A-V2 Notes remain in book-entry form.

FINAL SCHEDULED DISTRIBUTION DATE...................         The final scheduled distribution date for each class of
                                                             offered notes is as follows:

                                                                                                 FINAL SCHEDULED
                                                             CLASS                              DISTRIBUTION DATE
                                                             -----                              -----------------
                                                             Class A-F Notes:
                                                             Class A-V1 Notes:
                                                             Class A-V2 Notes:

                                                             The actual last distribution date for each class of
                                                             offered notes is expected to be significantly earlier
                                                             than its final scheduled distribution date.

DESIGNATIONS.........................................        Each class of notes will have different
                                                             characteristics.  Certain of those characteristics are
                                                             reflected in the following general designations.  These
                                                             designations are used in this prospectus supplement and
                                                             the attached prospectus to provide you with a better
                                                             understanding of the notes.

BOOK-ENTRY NOTES.....................................        All classes of offered notes.

FIXED RATE GROUP NOTES...............................        Class A-F Notes.

ADJUSTABLE RATE GROUP I NOTES........................        Class A-V1 Notes.

ADJUSTABLE RATE GROUP II NOTES ......................        Class A-V2 Notes.

NOTE GROUP...........................................        Fixed rate group notes, adjustable rate group I or
                                                             adjustable rate group II notes, as applicable.

MORTGAGE LOAN GROUP..................................        Fixed rate group, adjustable rate group I or adjustable
                                                             rate group II, as applicable.

FIXED RATE GROUP.....................................        All mortgage loans bearing interest at fixed rates.

ADJUSTABLE RATE GROUP I..............................        Those mortgage loans having agency conforming balances,
                                                             bearing interest at adjustable rates, including
                                                             mortgage loans that bear interest at rates that are
                                                             fixed for some specified period before beginning to
                                                             adjust, and

                                                             included in adjustable rate group I.

                                                             Those mortgage loans bearing interest at adjustable
                                                             rates, including mortgage loans that bear interest at
                                                             rates that are fixed for some specified period before
                                                             beginning to adjust, and included in adjustable rate
                                                             group II.

OFFERED NOTES........................................        Fixed rate group notes, adjustable rate group I notes
                                                             and adjustable rate group II notes.

REGISTRATION OF OFFERED NOTES

         We will issue the offered notes in book-entry form. You will hold your interests either through a depository in the United States or through one of two depositories in Europe. You will not be entitled to receive a definitive note representing your interests except under limited circumstances that are described in this prospectus supplement. While the notes are in book-entry form, they will be registered in the name of the applicable depository, or in the name of the depository's nominee. Transfers within any depository system will be made in accordance with the usual rules and operating procedures of that system.

         WE REFER YOU TO "DESCRIPTION OF THE NOTES -- BOOK-ENTRY REGISTRATION OF OFFERED NOTES" IN THIS PROSPECTUS SUPPLEMENT, "ANNEX B: GLOBAL CLEARANCE, SETTLEMENT AND TAX DOCUMENTATION PROCEDURES" TO THIS PROSPECTUS SUPPLEMENT AND "DESCRIPTION OF THE SECURITIES -- BOOK-ENTRY SECURITIES" IN THE PROSPECTUS.

DISTRIBUTIONS ON THE OFFERED NOTES

INTEREST

         The note rate for each class of offered notes is set forth on the cover page of, and further described in, this prospectus supplement. The note rate on the Class A-V1 and Class A-V2 Notes is limited by a maximum rate cap that will be determined based in whole or in part on the weighted average of the interest rates on the applicable mortgage loans (minus specified fees and expenses). Holders of the Class A-V1 and Class A-V2 Notes will be entitled to certain interest amounts in excess of the applicable maximum rate cap, but such amounts will be paid on a subordinated basis. The ratings on the Class A-V1 and Class A-V2 Notes do not address the likelihood of, and the policy does not cover, the payment of any such interest amounts.

         WE REFER YOU TO "DESCRIPTION OF THE NOTES -- NOTE RATES" IN THIS PROSPECTUS SUPPLEMENT FOR A MORE DETAILED DESCRIPTION OF THE NOTE RATES ON THE OFFERED NOTES.

         Generally, on each distribution date, each class of offered notes will be entitled to interest in an amount equal to:

         -    the applicable note rate, multiplied by

         - the applicable class principal balance on the day before that distribution date, multiplied by

         - or, in the case of the Class A-V1 and Class A-V2 Notes, the actual days in the accrual period divided by 360, minus

         - the pro rata share of civil relief act interest shortfalls and prepayment interest shortfalls, plus

         -    any unpaid interest amounts from prior distribution dates, plus

         - interest on such unpaid interest amounts at the applicable note rate.

         The interest accrual period for the fixed rate group notes is the calendar month preceding the month in which a distribution date occurs. The interest accrual period for the adjustable rate group I notes and adjustable rate group II notes is the period from the prior distribution date (or in the case of the first distribution date from the closing date) to and including the day before the applicable distribution date. Interest accrues with respect to the fixed rate group notes on the basis of a 360-day year consisting of twelve 30-day months. Interest accrues with respect to the adjustable rate group I notes and adjustable rate group II notes on the basis of the actual number of days elapsed in the interest accrual period divided by 360.

PRINCIPAL

         The initial class principal balances of the offered notes are set forth on the cover page of this prospectus supplement.

         On each distribution date, to the extent funds are available, you will be entitled to distributions of principal in the order of priority described in this prospectus supplement.

         Principal in respect of the fixed rate group will be distributed to the Class A-F Notes. Principal in respect of adjustable rate group I will be distributed to the Class A-V1 Notes. Principal in respect of adjustable rate group II will be distributed to the Class A-V2 Notes.:

         WE REFER YOU TO "DESCRIPTION OF THE NOTES -- DISTRIBUTIONS" IN THIS PROSPECTUS SUPPLEMENT.

PREFUNDING ACCOUNT

         On the closing date, the sponsor will deposit approximately ___________ into a segregated prefunding account maintained with the indenture trustee. The trust will use this amount to buy additional mortgage loans from the sponsor after the closing date and prior to ______________. The sponsor must satisfy conditions specified in the sale and servicing agreement before it can sell additional mortgage loans to the trust.

         WE REFER YOU TO "DESCRIPTION OF THE NOTES - PREFUNDING ACCOUNT" IN THIS PROSPECTUS SUPPLEMENT.

MONTHLY ADVANCES AND COMPENSATING INTEREST

         Each month the servicer will determine the amount of any unpaid interest due on the mortgage loans. If the servicer believes that unpaid interest can be recovered from the related mortgage loan, then the servicer will either:

         -    advance the unpaid interest to the trust out of its own funds; or

         - advance the unpaid interest to the trust out of collections on the mortgage loans that are not required to be distributed on the related distribution date.

         The servicer is required to reimburse the trust for amounts advanced from trust collections on the next succeeding deposit date.

         The servicer is entitled to be reimbursed from the related mortgage loan group for any advances of unpaid interest to the extent that the servicer reasonably believes thereafter that such advances will not be recoverable from subsequent collections on the related mortgage loan.

         The servicer will provide to the trust the amount of any shortfall in the anticipated collection of interest on a mortgage loan that is caused by a full or partial prepayment of a mortgage loan generally up to the amount of the servicer's monthly servicing fee.

         WE REFER YOU TO "ORIGINATION AND SERVICING OF THE MORTGAGE LOANS -- MONTHLY ADVANCES; SERVICING ADVANCES; COMPENSATING INTEREST; AND INTEREST SHORTFALLS" IN THIS PROSPECTUS SUPPLEMENT.

SERVICING ADVANCES

         Unless the servicer determines that any proposed advance is not recoverable from the related mortgage loan, the servicer will be required to pay all reasonable and customary "out-of-pocket" costs and expenses incurred in the performance of its servicing obligations, including, but not limited to:

         - expenditures in connection with a foreclosed mortgage loan prior to the liquidation of the loan;

         - the cost of any enforcement of judicial proceedings, including foreclosures; and

         - the cost of the management and liquidation of property acquired in satisfaction of the related mortgage loan.

         The servicer is entitled to be reimbursed by the trust for servicing advances only from the related mortgage loan in respect of which the servicing advance was made.

         WE REFER YOU TO "ORIGINATION AND SERVICING OF THE MORTGAGE LOANS -- MONTHLY ADVANCES; SERVICING ADVANCES; COMPENSATING INTEREST AND INTEREST SHORTFALLS" IN THIS PROSPECTUS SUPPLEMENT.

CREDIT ENHANCEMENT

         Credit enhancement refers to a mechanism that is intended to protect the holders of the offered notes against losses due to defaults by the borrowers under the mortgage loans.

         The offered notes have the benefit of four types of credit enhancement:

         - the use of excess interest to cover losses and to create overcollateralization;

         -    cross-collateralization of the mortgage loan groups;

         -    the financial guaranty insurance policy; and

         - the primary mortgage guaranty insurance policy with respect to certain mortgage loans, in each mortgage loan group, having an original loan-to-value ratio greater than 80%.

THE MORTGAGE LOANS

         Set forth below is selected information about the mortgage loans that existed as of the statistic calculation date of ________, 200_. On the closing date, additional mortgage loans will be delivered to the trust.

FIXED RATE GROUP

number of mortgage loans:                    __________
aggregate principal balance:            $______________
secured by first lien on mortgaged property:  _________
range of loan sizes:             $________to $_________
mortgaged property locations:                                     __ states and
                                                       the District of Columbia
average principal balance:                                        $____________
interest rates range:                                   ________% to _________%
weighted average interest rate (approximate):                       __________%
weighted average remaining term to stated maturity,
  based on principal balance (months) (approximate):                        ___
range of remaining term to maturity (months):                        ___ to 360
weighted average original term to maturity (months)
  (approximate):                                                          _____
latest maturity date:                                             _____________
range of original term to maturity (months):                          __ to 360
combined loan-to-value ratio range (approximate):            ______% to ______%
weighted average combined loan-to value ratio (approximate):             _____%
mortgage loans with prepayment charges (by aggregate principal balance): _____%

ADJUSTABLE RATE GROUP I

number of mortgage loans:
aggregate principal balance:                                         $_________
conforming balances:                                                 _________%
secured by first lien on  mortgaged property:                      ___________%
range of loan sizes:                                      $_______ to $________
mortgaged property locations:                                         __ states
average principal balance:                                          $__________
interest rates range:                                      ________% to ______%
weighted average interest rate (approximate):                      ___________%
weighted average remaining term to stated maturity,
based on principal balance (months) (approximate):                       ______
range of remaining term to stated maturity (months):             _______ to 360
weighted average original term to  maturity (months):                  ________
latest maturity date:                                             _____________
range of original term to maturity (months):                     _______ to 360
combined loan-to-value ratio range (approximate):           _______% to ______%
weighted average combined loan-to  value ratio (approximate):         ________%
range of gross margins:                                        _____% to ______
weighted average gross margin:                                          ______%
range of maximum  rates:                              _________% to __________%
weighted average maximum rate:                                          ______%
range of minimum rates:                                  _______% to _________%
weighted average minimum  rate:                                        _______%
loans with fixed rates for two years prior to adjustment:          ___________%
loans with fixed rates for three years prior to adjustment:        ___________%
mortgage loans with prepayment charges (by aggregate principal balance):      %

ADJUSTABLE RATE GROUP II

number of mortgage loans:                                             _________
aggregate principal balance:                                       $___________
secured by first lien on mortgaged property:                        __________%
range of loan sizes:                                   $__________to $_________
mortgaged property locations:
                                     ______ states and the District of Columbia
average principal balance:                                          $__________
interest rates range:                                      _______% to _______%
weighted average interest rate (approximate):                      ___________%
weighted average remaining term to stated maturity,
  based on principal balance (months) (approximate):                  _________
range of remaining term to stated maturity (months):             _______ to 360
weighted average original term to maturity (months):                 __________
latest maturity date:                                              ____________
range of original  term to maturity  (months):                 _________ to 360
combined loan-to-value ratio range (approximate):          _________% to ______%
weighted average combined loan-to value ratio (approximate):           ________%
range of gross margins:                                        ______% to _____%
weighted average gross margin:                                           ______%
range of maximum rates:                                       ______% to ______%
weighted average maximum rate:                                           ______%
range of minimum rates:                                         _____% to _____%
weighted average minimum rate:                                           ______%
loans with fixed rates for two years prior to adjustment:                ______%
loans with fixed rates for three years prior to adjustment:              ______%
mortgage loans with prepayment charges (by aggregate principal balance): ______%

         WE REFER YOU TO "THE MORTGAGE LOANS" IN THIS PROSPECTUS SUPPLEMENT AND "ANNEX A: DESCRIPTION OF THE MORTGAGE POOL" TO THIS PROSPECTUS SUPPLEMENT.

OPTIONAL TERMINATION OF THE TRUST

         On any distribution date when the principal balance of the mortgage loans is less than __% of the sum of the principal balances of the mortgage loans delivered on the closing date, the servicer may purchase all of the remaining mortgage loans from the trust and thereby terminate the trust. Upon receipt of the purchase price of the mortgage loans from the servicer, the indenture trustee will make a final payment to the noteholders.

         WE REFER YOU TO "DESCRIPTION OF THE NOTES" IN THIS PROSPECTUS
SUPPLEMENT.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

         In the opinion of Stroock & Stroock & Lavan LLP, counsel to the seller and the issuer, for federal income tax purposes, the notes will be treated as debt and the trust will not be an association, publicly traded partnership or taxable mortgage pool taxable as a corporation. By your purchase of a note, you will be agreeing to treat the notes as debt for federal income tax purposes.

         WE REFER YOU TO "CERTAIN FEDERAL INCOME TAX CONSEQUENCES" IN THIS PROSPECTUS SUPPLEMENT AND IN THE PROSPECTUS.

ERISA CONSIDERATIONS

         Subject to the satisfaction of certain conditions described in this prospectus supplement, the offered notes may be acquired and held by a pension or other employee benefit plan.

         WE REFER YOU TO "ERISA CONSIDERATIONS" IN THIS PROSPECTUS SUPPLEMENT AND IN THE PROSPECTUS.

LEGAL INVESTMENT CONSIDERATIONS

         The offered notes will not constitute "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984.

         WE REFER YOU TO "LEGAL INVESTMENT" IN THIS PROSPECTUS SUPPLEMENT AND IN THE PROSPECTUS.

                                  RISK FACTORS

         AN INVESTMENT IN THE OFFERED NOTES INVOLVES SIGNIFICANT RISKS. BEFORE YOU DECIDE TO INVEST IN THE OFFERED NOTES, YOU SHOULD CONSIDER THE FOLLOWING RISK FACTORS AND THE RISK FACTORS DISCUSSED UNDER THE HEADING "RISK FACTORS" BEGINNING ON PAGE ____ OF THE PROSPECTUS.

YOU MAY HAVE DIFFICULTY SELLING YOUR NOTES

         The offered notes will not be listed on any securities exchange. As a result, if you wish to sell your notes, you will have to find a purchaser that is willing to purchase your notes. The underwriters intend to make a secondary market for the offered notes. The underwriters may do so by offering to buy the offered notes from investors that wish to sell. However, the underwriters will not be obligated to make offers to buy the offered notes and may stop making offers at any time. In addition, the prices offered, if any, may not reflect prices that other potential purchasers, were they to be given the opportunity, would be willing to pay. There have been times in the past where there have been very few buyers of similar mortgage-backed securities, and there may be such times in the future. As a result, you may not be able to sell your notes if or when you wish to do so or you may not be able to obtain the price you wish to receive.

THE UNIQUE FEATURES OF THE MORTGAGE LOANS CREATE SPECIAL RISKS

         There are a number of unique features of the mortgage loans that create risks, including the following:

         - RISKS ASSOCIATED WITH UNDERWRITING STANDARDS. The sponsor has underwritten and originated or 1re-underwritten all of the mortgage loans in accordance with the sponsor's guidelines. The sponsor's guidelines rely on the creditworthiness of the mortgagor and the value and adequacy of the related mortgaged property as collateral. As a lender that specializes in loans made to credit impaired borrowers, the sponsor ordinarily makes mortgage loans to borrowers with credit histories or other factors that would disqualify them from consideration for a loan from traditional financial institutions. A derogatory credit history or a lack of credit history will not necessarily prevent the sponsor from making or acquiring a mortgage loan. The values of the mortgaged properties may decline from those on the dates the related mortgage loans were originated thereby increasing the loan-to-value ratios of the mortgage loans. Even assuming that the mortgaged properties provide adequate security for the mortgage loans, substantial delays could be encountered in connection with the foreclosure and liquidation of defaulted mortgage loans. The actual rates of delinquencies, foreclosures and losses on mortgage loans could be higher than those historically experienced in the mortgage lending industry in general, particularly in periods during which the values of the related mortgaged properties decline. WE REFER YOU TO "THE ORIGINATORS -- UNDERWRITING GUIDELINES" IN THE PROSPECTUS.

         - NEWLY ORIGINATED MORTGAGE LOANS MAY DEFAULT. Defaults on mortgage loans tend to occur at higher rates during the early years of the mortgage loans. A substantial majority of the mortgage loans will have been originated within 12 months prior to their sale to the trust. As a result, the trust may experience higher rates of default than if the mortgage loans had been outstanding for a longer period of time.

         - DEFAULTS ON JUNIOR LIEN MORTGAGE LOANS MAY RESULT IN MORE SEVERE LOSSES. Based on the statistic calculation date principal balances of the statistic calculation loans, approximately _____% of the mortgage loans in the fixed rate group are secured by junior liens on the related property. If a borrower on a mortgage loan secured by a junior lien defaults, the trust's rights to proceeds on liquidation of the related property are subordinate to the rights of the holder of the first lien on the related property. There may not be enough proceeds to pay both the first lien and the junior lien, and the trust would suffer a loss.

         - GEOGRAPHIC CONCENTRATION INCREASES RISKS. Based on the statistic calculation date principal balances, approximately ______%, _____%, ______%, _____% and _____% of the statistic calculation loans in the fixed rate group are secured by mortgaged properties located in _________, ________, ________, _________ and
              __________, respectively, approximately ______% and _________% of the statistic calculation loans in adjustable rate group I are secured by mortgaged properties located in __________ and ___________, respectively, and approximately _______% and ______% of the statistic calculation loans in adjustable rate group II are secured by mortgaged properties located in ____________ and ___________, respectively. In general, declines in the
              _____________, ___________, _________, _______________ and
              _______________ residential real estate markets may adversely affect the values of the mortgaged properties securing mortgage loans in those states such that the principal balances of the mortgage loans will equal or exceed the value of the mortgaged properties. In addition, adverse economic conditions in those states may affect borrowers' timely payment of scheduled payments of principal and interest on mortgage loans in those states. Accordingly, the actual rates of delinquencies, foreclosures and losses on the mortgage loans could be higher than those currently experienced in the mortgage lending industry in general.

         - RISKS ASSOCIATED WITH DAMAGED MORTGAGE PROPERTIES. Generally, the standard form of hazard insurance policy required to be maintained under the terms of each mortgage loan does not cover physical damage resulting from floods and other water-related causes or from earth movement (including earthquakes, landslides and mudflows). California historically has been vulnerable to certain natural disaster risks, such as earthquakes and erosion-caused mudslides. Florida historically has been vulnerable to certain other natural disasters, such as tropical storms and hurricanes. To the extent a mortgaged property has been materially damaged since the cut-off date due to flooding or other water-related causes or due to an earthquake or other earth movement and that damage results in losses on the related mortgage loan, and if such damage is caused by a natural disaster in one of the states with a concentration of loans, you could suffer a loss if such loss exceeds the overcollateralization of the mortgage loans and the note insurer does not fulfill its
              obligations under the note insurance policy. Under the sale and servicing agreement, the sponsor will represent that, as of the cut-off date, each mortgaged property is free of substantial damage and is in good repair. In the event that any uncured breach of that representation materially and adversely affects the interest of noteholders in the related mortgage loan, the sponsor will be required to repurchase the mortgage loan or deliver a substitute mortgage loan for it. To the extent the sponsor repurchases any mortgage loan, the repurchase will accelerate the timing of principal distributions with respect to the related mortgage loan group and may thereby affect the yields and weighted average lives of the related class or classes of notes.

         - RISKS ASSOCIATED WITH ADJUSTABLE RATE AND HYBRID LOANS. Credit-impaired borrowers with adjustable rate loans or loans that have an initial fixed rate term followed by an adjustable rate term may encounter financial difficulties as a result of increases in the interest rate over the life of the loan. Substantially all of the adjustable rate and hybrid loans include a teaser rate, i.e., an initial interest rate significantly below the fully indexed interest rate at origination. As a result, borrowers will face interest rate increases on their adjustable rate even in a stable interest rate environment. Loans with an initial adjustment date six months after funding are underwritten at the indexed rate as of the first adjustment date, and hybrid loans with an initial adjustment date two or three years after funding are underwritten at the teaser rate. Higher risks of delinquency may result when borrowers who may qualify for adjustable rate and hybrid loans with a teaser rate at the time of funding may not be able to afford the monthly payments when the payment amount increases.

THE RETURN ON YOUR INVESTMENT WILL CHANGE OVER TIME

         Your pre-tax return on your investment will change from time to time for a number of reasons, including the following:

         - THE RATE OF RETURN OF PRINCIPAL IS UNCERTAIN. The amount of distributions of principal of the offered notes and the time when you receive those distributions depends on the amount and the times at which borrowers make principal payments on the mortgage loans. Those principal payments may be regularly scheduled payments or unscheduled payments resulting from prepayments or defaults of the mortgage loans. The rate of prepayment may be affected by the credit standings of the borrowers. If a borrower's credit standing improves, that borrower may be able to refinance his existing loan on more favorable terms, which would result in a principal prepayment.

              Substantially all of the statistic calculation loans in adjustable rate group I and adjustable rate group II have fixed interest rates for some specified period before beginning to adjust. Those mortgage loans may have higher prepayments as they approach their first adjustment dates because the borrowers may want to avoid periodic changes to their monthly payments or the increase in rate after the initial fixed rate period. WE REFER YOU TO "-- HYBRID LOANS" BELOW.

         - THE RATE OF PREPAYMENT OF THE MORTGAGE LOANS IS UNCERTAIN. All of the statistic calculation loans may be prepaid in full or in part at any time, in some cases upon the payment to the sponsor of a prepayment charge. The rate of prepayments of the mortgage loans cannot be predicted and may be affected by a wide variety of economic, social, competitive and other factors. Prepayments, liquidations, repurchases and purchases of the mortgage loans will result in distributions to offered noteholders of principal amounts that would otherwise be distributed over the remaining terms of the mortgage loans thereby potentially affecting the yield to maturity of an offered note from the anticipated yield.

         - PREFUNDING MAY RESULT IN PREPAYMENTS. If the seller is unable to deliver sufficient, eligible additional mortgage loans to the trust by the end of the funding period, a portion of the prefunding account deposit allocated to each mortgage loan group will be distributed as a prepayment to the owners of the offered notes of the related note group.

         - YOU BEAR REINVESTMENT RISK. Mortgage-backed securities like the offered notes usually produce more returns of principal to investors when market interest rates fall below the interest rates on the mortgage loans and produce less returns of principal when market interest rates are above the interest rates on the mortgage loans. If borrowers refinance their mortgage loans as a result of lower market interest rates, you will receive an unscheduled payment of principal. As a result, you are likely to receive more money to reinvest at a time when other investments generally are producing a lower yield than that on the offered notes, and are likely to receive less money to reinvest when other investments generally are producing a higher yield than that on the offered notes. You will bear the risk that the timing and amount of distributions on your offered notes will prevent you from attaining your desired yield.

         - THE OPTIONAL TERMINATION MAY AFFECT THE YIELD. Your investment in the offered notes may be ended before you desire if the optional termination is exercised. In addition, holders of the Class A-V1 and Class A-V2 Notes will not be entitled to any supplemental interest amounts accrued but unpaid at the time the optional termination is exercised. WE REFER YOU "DESCRIPTION OF THE NOTES -- TERMINATION; RETIREMENT OF THE NOTES" IN THIS PROSPECTUS SUPPLEMENT.

         - NOTE RATES MAY BE LIMITED. The rate at which interest accrues on the Class A-V1 and Class A-V2 Notes is subject to a rate cap that differs by mortgage loan group. The rate cap for the Class A-V1 Notes is the lesser of the maximum rate for adjustable rate group I or 14% and the rate cap for the Class A-V2 Notes is the lesser of the maximum rate for adjustable rate group II or 14%. Each maximum rate is based on the weighted average of the interest rates on the mortgage loans in the related mortgage loan group, net of certain fees and expenses. If mortgage loans with relatively higher loan rates prepay, the maximum rate on the related classes of offered notes will be lower than otherwise would be the case.

              Your investment in the Class A-V1 and Class A-V2 Notes also involves the risk that the level of LIBOR may change in a direction and/or at a rate that is different from the level of the index used to determine the interest rates on the related adjustable rate mortgage loans, which could reduce the maximum rate for those classes.

              If the note rate on your notes is limited by the applicable rate cap, the market value and liquidity of your notes may decline.

              WE REFER YOU TO "PREPAYMENT AND YIELD CONSIDERATIONS -- NOTE RATES" IN THIS PROSPECTUS SUPPLEMENT.

         - HYBRID LOANS. Based on principal balances as of the statistic calculation date, approximately ________% and __________% of the statistic calculation loans in adjustable rate group I and adjustable rate group II, respectively, had at origination a two year fixed rate term followed by either a 13 or 28 year adjustable rate term, and approximately ______% and ________% of the statistic calculation loans in adjustable rate group I and adjustable rate group II, respectively, had at origination a three year fixed rate term followed by either a 12 or a 27 year adjustable rate term. As with all mortgage loans, the rate of prepayments on Hybrid Loans (as we call these loans in this prospectus supplement) that are in their respective initial fixed rate periods is sensitive to prevailing interest rates. The prepayment behavior of the Hybrid Loans may differ from that of the other mortgage loans. As a Hybrid Loan approaches its initial adjustment date, the borrower may become more likely to refinance the loan to avoid an increase in the coupon rate, even if fixed rate loans are only available at rates that are slightly lower or higher than the coupon rate before adjustment. The existence of the applicable periodic rate cap, lifetime cap and lifetime floor also may affect the likelihood of prepayments resulting from refinancings. You will bear the risk of any faster or slower prepayments on the mortgage loans. We refer you to "PREPAYMENT AND YIELD CONSIDERATIONS" IN THIS PROSPECTUS SUPPLEMENT.

THE TRUST ASSETS ARE THE ONLY SOURCE OF PAYMENTS ON THE OFFERED NOTES

         All distributions on the offered notes will be made from payments by borrowers under the mortgage loans, payments under the financial guaranty insurance policy or, in the case of certain mortgage loans, the related primary mortgage insurance policy. The trust has no other assets to make distributions on the offered notes. The mortgage loans are not insured, other than by the related primary mortgage insurance policy in the case of the primary mortgage insurance loans, or guaranteed by any person. The trust is the only person that is obligated to make distributions on the offered notes. The offered notes are not insured by any governmental agency.

TRANSFER OF PRIMARY SERVICING MAY RESULT IN HIGHER DELINQUENCIES AND DEFAULTS WHICH MAY ADVERSELY AFFECT THE YIELD ON YOUR NOTES

         _____________________ will be the servicer under the sale and servicing agreement. However, the sponsor has serviced the mortgage loans since origination or acquisition by the originator or the sponsor and will continue to service the mortgage loans on an interim basis pending the transfer of primary servicing obligations to _____________________. Although we expect the transfer to be completed by ________________________, we cannot assure you that it will be completed by that date. All transfers of servicing involve the risk of disruption in collections due to data input errors, misapplied or misdirected payments, system incompatibilities and other reasons. As a result, the rate of delinquencies and defaults are likely to increase at least for a period of time. A higher delinquency rate may delay payments of principal to you. A higher default rate may result in accelerated prepayments on the offered notes. You will bear any reinvestment risk associated with any accelerated prepayments. We cannot assure you as to the extent or duration of any disruptions associated with the transfer of servicing or as to the resulting effect on the yield on your notes.

FAILURE OF THE NOTE INSURER TO EXTEND TERM OF SERVICING COULD BE DISRUPTIVE

         The sale and servicing agreement provides that the rights and obligations of the servicer terminate each calendar quarter commencing ____________________, unless renewed by the note insurer for successive quarterly periods. The note insurer has agreed to extend each three month term of the servicer in the absence of an event of default by the servicer under the sale and servicing agreement. If the term of the servicer is not renewed, servicing of the mortgage loans would be transferred to a successor servicer appointed in the manner set forth in the sale and servicing agreement, the selection of which may be made by the note insurer unless a note insurer default has occurred and is continuing. These provisions of the sale and servicing agreement may be modified or eliminated with the consent of the note insurer. Any such transfer of servicing involves the risk of disruption in collections which may result in higher delinquencies and defaults which may adversely affect the yield on your notes. WE REFER YOU TO "ORIGINATION AND SERVICING OF THE MORTGAGE LOANS -- INITIAL TERM OF SERVICER AND EXTENSIONS OF TERM" IN THIS PROSPECTUS SUPPLEMENT.

RISKS ASSOCIATED WITH ORIGINATION FEES

         Fees earned on the origination of loans, placement of related insurance and other services provided by the sponsor and affiliated originators are often paid by the borrower out of related loan proceeds. From time to time, in the ordinary course of their businesses, originators of mortgage loans have been named in legal actions brought by mortgagors challenging the amount or method of imposing or disclosing such fees. If such an action against any originator with respect to any mortgage loan were successful, a court might require that the principal balances of the related mortgage loans be reduced by the amount of contested fees or charges. Any such reductions could result in substantial realized losses during one or more collection periods. To cover such losses in excess of any overcollateralization, payments by the note insurer would result in accelerated distributions in reduction of the related note principal balance.

VIOLATIONS OF CONSUMER PROTECTION LAWS MAY RESULT IN LOSSES

         Based on aggregate principal balances as of the statistic calculation date, approximately _________% of the statistic calculation loans in the fixed rate group, none of the statistic calculation loans in adjustable rate group I and _________% of the statistic calculation loans in adjustable rate group II are subject to the Home Ownership and Equity Protection Act of 1994, which amended the Truth in Lending Act as it applies to certain mortgages. This act requires certain additional disclosures, specifies the timing of such disclosures and limits or prohibits inclusion of certain provisions in mortgages that are subject to the act, any violation of which could limit the ability of the servicer to collect on such mortgage loans. The act also provides that any purchaser or assignee of a mortgage covered by the act is subject to all of the claims and defenses that the borrower could assert against the original lender. The maximum damages that may be recovered under the act from an assignee is the remaining amount of indebtedness plus the total amount paid by the borrower in connection with the mortgage loan. Although the sponsor has procedures in place to ensure compliance with the requirements of the act, the trust could be subject to all of the claims and defenses that the borrower of a mortgage covered by the act could assert against the sponsor. Any violation of the act that would result in such liability would be a breach of the sponsor's representations and warranties under the sale and servicing agreement and the sponsor would be obligated to cure, repurchase or substitute for the mortgage loan in question, which could accelerate the timing of principal distributions with respect to the related mortgage loan group and may thereby affect the yields and weighted average lives of the related class or classes of notes.

WITHDRAWAL OR DOWNGRADING OF INITIAL RATINGS WILL AFFECT THE PRICES FOR NOTES

         A security rating is not a recommendation to buy, sell or hold securities. Similar ratings on different types of securities do not necessarily mean the same thing. You are encouraged to analyze the significance of each rating independently from any other rating. Any rating agency may change its rating of the offered notes after those offered notes are issued if that rating agency believes that circumstances have changed. Any subsequent change in rating will likely affect the price that a subsequent purchaser will be willing to pay for your notes.

THE OFFERED NOTES ARE NOT SUITABLE INVESTMENTS FOR ALL INVESTORS

         The offered notes are not a suitable investment if you require a regular or predictable schedule of payments or payment on any specific date. The offered securities are complex investments that should be considered only by investors who, either alone or with their financial, tax and legal advisors, have the expertise to analyze the prepayment, reinvestment, default and market risk, the tax consequences of an investment, and the interaction of these factors.

                            DESCRIPTION OF THE NOTES

GENERAL

         The offered notes will be issued in minimum denominations of $1,000 and integral dollar multiples of $1 in excess thereof. The property of the trust will consist of:

         (a) the mortgage loans;

         (b) the assets that from time to time are required by the sale and servicing agreement to be deposited in the collection account and the note account, held in the prefunding account and capitalized interest account and any investment proceeds of these accounts;

         (c) all rights of the mortgagee under any insurance policy covering a mortgage loan or the related mortgaged property;

         (d) property and any proceeds thereof acquired by foreclosure of the mortgage loans, deed in lieu of foreclosure or a comparable conversion;

         (e) the note insurance policy; and

         (f) rights under the applicable primary mortgage guaranty policy in connection with the mortgage loans covered by primary mortgage insurance.

SEPARATE REMIC STRUCTURE

         For federal income tax purposes, the trust, other than the capitalized interest account, the prefunding account and the supplemental interest reserve fund, created by the agreement will include multiple segregated asset pools, each of which will be treated as a separate REMIC, creating a tiered REMIC structure. The offered notes, excluding any rights to receive LIBOR carryover, will be designated as regular interests in a REMIC.

DISTRIBUTION DATES

                  Distributions on the notes will be made by the indenture trustee on the 25th day of each month or, if that day is not a business day, on the first business day thereafter, commencing in _________, each called a distribution date, to the persons in whose names the notes are registered, each called a noteholder, as of the related record date. The record date for any distribution date and (a) the fixed rate group notes, is the last business day of the calendar month preceding the month of the applicable distribution date and (b) the adjustable rate group I and adjustable rate group II notes, the business day immediately preceding the applicable distribution date so long as such notes remain in book-entry form and, otherwise, the last business day of the calendar month immediately preceding the applicable distribution date. Distributions will be made (1) in immediately available funds to holders of notes the aggregate principal balance or notional amount of which is at least $5,000,000, by wire transfer or otherwise, to the account of the noteholder at a domestic bank or other entity having appropriate facilities for distribution, if the noteholder has so notified the indenture trustee, or (2) by check mailed to the address of the person entitled to the distribution as it appears on the note register maintained by the indenture trustee as note registrar. Notwithstanding the foregoing, the final distribution on any note will be made in like manner but only upon presentment and surrender of the note at the office or agency appointed for that purpose.

DISTRIBUTIONS

         On each distribution date, the indenture trustee will withdraw the available funds for each mortgage loan group plus the amount, if any, paid under the note insurance policy with respect to such mortgage loan group and apply such amounts in the following order of priority, in each case, to the extent of the funds remaining:

                  1. Concurrently, to the indenture trustee, the indenture trustee fee, to the servicer, the monthly servicing fee and the primary mortgage insurer premium (if any) (to the extent not otherwise reimbursed from the collection account), and to the note insurer, the note insurer premium, in each case for such mortgage loan group and distribution date.

                  2. To the class of offered notes in the related note group, the related accrued note interest and any interest carry forward amount for such class of notes for such distribution date.

                  3. To the class of offered notes in the related note group, an amount up to the related principal distribution amount as follows:

                           A.       Fixed Rate Group:

                           The fixed rate group principal distribution amount to
                  the Class A-F Notes until the note principal amount thereof has been reduced to zero.

                           B.       Adjustable Rate Group I:

                           The adjustable rate group I principal distribution
                  amount to the class A-V1 Notes until the note principal balance thereof has been reduced to zero.

                           C.       Adjustable Rate Group II:

                           The adjustable rate group II principal distribution
                  amount to the class A-V2 Notes until the note principal balance thereof has been reduced to zero.

                  4. To the note insurer, any amounts owing under the insurance agreement.

                  5. To the holders of notes in either or both of the other note groups, the amount of any applicable available funds shortfall for such other note group or groups, allocated in accordance with the sale and servicing agreement.

                  6. To the class of offered notes in the related note group, an amount up to the extra principal distribution amount for the related note group for such distribution date, until the related targeted overcollateralization amount is reached.

                  7. To the class of offered notes in either or both of the other note groups, any applicable target deficiency for such note group or groups remaining after the distributions pursuant to clause 6 above, allocated in accordance with sale and servicing agreement.

                  8. To fund any supplemental interest amount (which shall be made to the class A-V1 and class A-V2 Notes based on the respective outstanding supplemental interest amounts due thereon), as the case may be.

                  9. To the issuer, the remainder.

GLOSSARY OF TERMS

         The following terms have the meanings given below to help describe the cashflows on the offered notes:

         "Accrued Note Interest" for any class of notes on any distribution date is the amount of interest due thereon in respect of any interest period at the applicable note rate, less the related pro rata share of interest shortfalls.

         "Adjustable Rate Group I Available Funds Cap" means the per annum rate equal to the lesser of

         (A)      the percentage obtained by dividing

                  (x) the amount of interest that accrued on the mortgage loans in adjustable rate group I in respect of the related interest period at the related mortgage interest rates applicable to monthly payments due on such mortgage loans during such interest period, reduced by (i) the monthly servicing fee for the mortgage loans in adjustable rate group I for such interest period, (ii) the note insurer premium attributable to adjustable rate group I for the related distribution date, (iii) the indenture trustee fee attributable to adjustable rate group I for the related distribution date, (iv) the primary mortgage insurance premium, if any, attributable to adjustable rate group I for the related distribution date and (v) after the __th distribution date, one-twelfth of ____% of the adjustable rate group I balance as of the first day of the related collection period, by

                  (y) the product of (i) the adjustable rate group I balance as of the first day of such interest period and (ii) the actual number of days elapsed during such interest period divided by 360 and

         (B)      ___%.

         "Adjustable Rate Group II Available Funds Cap" means the per annum rate equal to the lesser of

         (A)      the percentage obtained by dividing

                  (x) the amount of interest that accrued on the mortgage loans in adjustable period, reduced by (i) the monthly servicing fee for the mortgage loans in adjustable rate group II for such interest period,
         (ii) the note insurer premium attributable to adjustable rate group II for the related distribution date, (iii) the indenture trustee fee attributable to adjustable rate group II for the related distribution date, (iv) the primary mortgage insurance premium, if any, attributable to adjustable rate group II for the related distribution date and (v) after the ___th distribution date, one-twelfth of ___% of the adjustable rate group ii balance as of the first day of the related collection period by

                  (y) the product of (i) the adjustable rate group II balance as of the first day of such interest period, (ii) the actual number of days elapsed during such interest period divided by 360 and

         (B)      ___%.

         "Adjustable Rate Group I Principal Distribution Amount" with respect to any distribution date is the principal distribution amount with respect to the adjustable rate group I notes and the related collection period.

         "Adjustable Rate Group II Principal Distribution Amount" with respect to any distribution date is the principal distribution amount with respect to the adjustable rate group II notes for the related collection period.

         "Available Funds" as to any mortgage loan group and any distribution date, is the sum, without duplication of the following amounts with respect to the mortgage loans in such mortgage loan group and the immediately preceding collection period:

                                    (i) scheduled and unscheduled payments of
                           principal and interest on the mortgage loans received by the servicer, including amounts deposited in respect of interest on any mortgage loan that does not have a monthly payment due in the collection period relating to the distribution date (net of amounts representing the monthly servicing fee with respect to each mortgage loan and reimbursement for monthly advances and servicing advances);

                                    (ii) net liquidation proceeds and trust
                           insurance proceeds with respect to the mortgage loans (net of amounts applied to the restoration or repair of a mortgaged property);

                                    (iii) amounts payable in connection with
                           each such mortgage loan that was repurchased from the trust, and all amounts payable in respect of any mortgage loan in the related mortgage loan group in connection with a substitution of a qualified replacement mortgage loan therefor; and

                                    (iv) payments from the servicer in
                           connection with (a) monthly advances, (b) compensating interest, and (c) payments in connection with the termination of the trust with respect to the mortgage loans as provided in the sale and servicing agreement;

                                    (v) on the distribution dates during and
                           immediately following the funding period, amounts from the capitalized interest account for the payment of interest on the notes of the related note group; and

                                    (vi) on the distribution date at or
                           immediately following the end of the funding period, amounts remaining on deposit in the prefunding account with respect to the related mortgage loan group.

         Available Funds shall not include any prepayment charges.

         "Available Funds Shortfall" as to any mortgage loan group and any distribution date, is the excess, if any, of (x) the aggregate of the amounts required to be distributed pursuant to clauses 1 through 4 above under "-- distributions," over (y) the available funds for such mortgage loan group and distribution date.

         "Basic Principal Amount" as to any mortgage loan group and any distribution date, is an amount equal to the sum of the following amounts (without duplication) with respect to the mortgage loans in such mortgage loan group and the immediately preceding collection period:

                                    (i) each payment of principal on a mortgage
                           loan received by the servicer during such collection period, including all full and partial principal prepayments;

                                    (ii) the net liquidation proceeds and trust
                           insurance proceeds allocable to principal received by the servicer with respect to any mortgage loan during such collection period;

                                    (iii) all amounts allocable to principal
                           payable in connection with each such mortgage loan that was repurchased from the trust during such collection period, and all amounts allocable to principal payable in respect of any mortgage loan in the related mortgage loan group in connection with a substitution of a qualified replacement mortgage loan therefor; and

                                    (iv) any related amounts remaining in the
                           prefunding account with respect to the related mortgage loan group after the funding period.

         "Collection Period" with respect to the first distribution date, is the period beginning on and including ___________ and ending on and including ___________ (except that with respect to payments due and unpaid on or before
______________, only collections of principal are included), and with respect to any distribution date thereafter for collections of both interest and principal, the period beginning on and including the second day of the calendar month immediately preceding such distribution date and ending on and including the first day of the calendar month of such distribution date.

         "Extra Principal Distribution Amount" as to any note group and any distribution date, shall be the lesser of (i) the related target deficiency and
(ii) the related monthly excess cashflow amount.

         "Fixed Rate Group Principal Distribution Amount" with respect to any distribution date is the principal distribution amount with respect to the fixed rate group notes and the related collection period.

         "Interest Carry Forward Amount" with respect to any class of notes on any distribution date is the amount, if any, by which (i) the accrued note interest on such class for the preceding distribution date plus any outstanding interest carry forward amount with respect to such class from the second preceding distribution date (together with interest on such outstanding interest carry forward amount at the related note rate for the related interest period to the extent lawful) exceeds (ii) the amount of interest actually distributed to the holders of such notes on such preceding distribution date.

         "Interest Period" means, with respect to the fixed rate group notes, the calendar month preceding the month in which such distribution date occurs; and with respect to the class A-V1 and class A-V2 notes and the first interest period, the period beginning on the closing date and ending on the day preceding the distribution date in ______________, and as to any subsequent distribution date, the period beginning on the immediately preceding distribution date and ending on the day prior to the related distribution date.

         "Interest Shortfall" as to any class of notes and any distribution date, is the amount equal to the sum of relief act shortfalls and prepayment interest shortfalls.

         "Liquidation Proceeds" means the aggregate of any proceeds received by the servicer, including payments received under the primary mortgage insurance policy, during the related collection period in connection with the liquidation of any mortgaged property securing a mortgage loan, whether through indenture trustee's sale, foreclosure, condemnation, taking by eminent domain or otherwise (including any insurance proceeds to the extent not duplicative of trust insurance proceeds).

         "Monthly Excess Cashflow Amount" as to any distribution date, shall be the available funds remaining after the application of payments pursuant to clauses 1 through 5 above, under "-- DISTRIBUTIONS."

         "Net Liquidation Proceeds" means the amount equal to liquidation proceeds less expenses incurred by the servicer in connection with the liquidation of such mortgage loan.

         "Note Insurer Premium" means, for any note group, the sum of the premium under the note insurance policy plus any premium supplement imposed under the insurance agreement upon the occurrence of certain events thereunder.

         "Note Principal Balance" of any class of the offered notes is the original note principal balance of such class as reduced by all amounts in respect of principal actually distributed to the related noteholders on all prior distribution dates.

         "Overcollateralization Amount" is, with respect to a mortgage loan group as of any distribution date the excess of (x) the aggregate of the outstanding principal balances of the mortgage loans in such mortgage loan group as of the last day of the related collection period over (y) the aggregate note principal balance of the related offered notes (after taking into account all distributions of principal on the offered notes on such distribution date).

         "Overcollateralization Release Amount" is, for any distribution date and any note group, the lesser of (i) the related basic principal amount for such distribution date and (ii) the excess, if any of (x) the related overcollateralization amount over (y) the targeted overcollateralization amount.

         "Prepayment Charge" means any charge paid by a mortgagor in connection with certain partial prepayments and all prepayments in full.

         "Primary Mortgage Insurer Premium" means, for any distribution date and any note group, the aggregate of the premiums payable by the servicer, if any, during the immediately preceding collection period under the primary mortgage insurance policy for any primary mortgage insurance mortgage loans in the related mortgage loan group.

         "Principal Distribution Amount" as to any distribution date and any note group, means the lesser of (a) the aggregate note principal balances of the related note group immediately preceding such distribution date and (b) the basic principal amount of the related note group minus the related overcollateralization release amount.

         "Relief Act" means the Soldiers' and Sailors' Civil Relief Act of 1940, as amended.

         "Relief Act Shortfalls" as to any distribution date and any mortgage loan group, shall be the amount of any reduction of interest collectable on any mortgage loan in such mortgage loan group for the related period due to the application of the relief act.

         "Supplemental Interest Amount" means

                  (A) with respect to the class A-V1 notes on any distribution date, the sum of

                                    (i) the positive excess, if any, of the
                           amount of interest that would have accrued thereon during the related interest period calculated at the lesser of (x) the related class A-V1 formula note rate and (y) 14%, over the amount of interest that did accrue thereon at the class A-V1 note rate and

                                    (ii) any related supplemental interest
                           amount remaining unpaid from a prior distribution date (and, in the case of any related supplemental interest amount remaining unpaid from a prior distribution date, interest thereon calculated at the lesser of (x) the related class A-V1 formula note rate and (y) 14%, to the extent lawful) and

                  (B) with respect to the class A-V2 notes on any distribution date, the sum of

                                    (i) the positive excess, if any, of the
                           amount of interest that would have accrued thereon during the related interest period calculated at the lesser of (x) the related class A-V2 formula note rate and (y) 14%, over the amount of interest that did accrue thereon at the class A-V2 note rate and

                                    (ii) any related supplemental interest
                           amount remaining unpaid from a prior distribution date (and, in the case of any related supplemental interest amount remaining unpaid from a prior distribution date, interest thereon calculated at the lesser of (x) the related class A-V2 formula note rate and (y) 14%, to the extent lawful).

         "Target Deficiency" as to any note group and any distribution date, shall be the excess, if any, of

                                    (i) the related targeted
                           overcollateralization amount for such distribution date over

                                    (ii) the related overcollateralization
                           amount for such distribution date calculated, for this purpose only, after giving effect to the distribution of the related basic principal amount on such distribution date but prior to any distributions of related extra principal distribution amount on such distribution date.

         "Targeted Overcollateralization Amount" means, with respect to any note group and any distribution date, a specified level of overcollateralization required by the note insurer calculated as provided in the sale and servicing agreement. The sale and servicing agreement provides that the targeted overcollateralization amount with respect to any mortgage loan group may be modified, reduced or eliminated without the consent of any noteholders.

         "Trust Insurance Proceeds" means the aggregate of any proceeds from or in respect of any policy of insurance (other than the primary mortgage insurance policy or note insurance policy) covering a mortgage loan in a mortgage loan group that are received during a collection period and applied by the servicer to reduce the principal balance of the related mortgage loan or losses with respect thereto (which proceeds will not include any amounts applied to the restoration or repair of the related mortgaged property or released to the related mortgagor in accordance with applicable law, the servicer's customary servicing procedures or the terms of the related mortgage loan).

NOTE RATES

         The note rate for the class A-F notes is set forth on the cover page or described in this prospectus supplement.

The note rate for the class A-V1 notes for any Interest Period will equal the least of

                  (x)      the sum of LIBOR and the applicable note margin,

                  (y)      __%, and

                  (z)      the Adjustable Rate Group I Available Funds Cap.

The note rate for the class A-V2 notes for any Interest Period will equal the least of

                  (x)      the sum of LIBOR and the applicable note margin,

                  (y)      __%, and

                  (z)      the Adjustable Rate Group 2 Available Funds Cap.

The note margin for the class A-V1 and class A-V2 notes will be as follows:

                                                               NOTE MARGIN

CLASS                                                       (1)           (2)
-----                                                       ---           ---
A-V1...............................................        _____%        ____%

A-V2...............................................        _____%        ____%


-------------------
(1) Prior to or on the optional termination date.
(2) After the optional termination date.

CALCULATION OF LIBOR

         With respect to each distribution date, LIBOR will equal the interbank offered rate for one-month United States dollar deposits in the London market as quoted on Telerate Page 3750 as of 11:00 A.M., London time, on the second LIBOR business day prior to the first day of the related Interest Period. Telerate Page 3750 means the display designated as page 3750 on the Bridge Telerate, or any other page as may replace page 3750 on that service for the purpose of displaying London interbank offered rates of major banks. If the rate does not appear on the page, or any other page as may replace that page on that service, or if the service is no longer offered, any other service for displaying LIBOR or comparable rates as may be selected by the indenture trustee after consultation with the servicer, the rate will be the reference bank rate. The reference bank rate will be determined on the basis of the rates at which deposits in U.S. Dollars are offered by the reference banks, which shall be three major banks that are engaged in transactions in the London interbank market, selected by the indenture trustee after consultation with the servicer, as of 11:00 A.M., London time, on the day that is two LIBOR business days prior to the immediately preceding distribution date to prime banks in the London interbank market for a period of one month in amounts approximately equal to the aggregate class principal balance of the adjustable rate notes. The indenture trustee will request the principal London office of each of the reference banks to provide a quotation of its rate. If at least two quotations are provided, the rate will be the arithmetic mean of the quotations. If on the related date fewer than two quotations are provided as requested, the rate will be the arithmetic mean of the rates quoted by one or more major banks in New York City, selected by the indenture trustee after consultation with the servicer, as of 11:00 A.M., New York City time, on the date for loans in U.S. Dollars to leading European banks for a period of one month in amounts approximately equal to the aggregate class principal balance of the adjustable rate notes. If no quotations can be obtained, the rate will be LIBOR for the prior distribution date. LIBOR business day means any day other than a Saturday or a Sunday or a day on which banking institutions in the State of New York or in the city of London, England are required or authorized by law to be closed.

CAPITALIZED INTEREST ACCOUNT

         On the closing date, cash may be deposited in the capitalized interest account, which account will be in the name of and maintained by the indenture trustee and will be part of the trust. The amount on deposit in the capitalized interest account, including reinvestment income on that amount, will be used by the indenture trustee, on the distribution dates during and immediately following the prefunding period, to fund shortfalls in the interest collections attributable to the prefunding feature of the trust. Any amounts remaining in the capitalized interest account and not needed for this purpose will be paid to the sponsor and will not thereafter be available for distribution to the holders of the offered notes.

         Amounts on deposit in the capitalized interest account will be invested in permitted investments. The capitalized interest account will not be an asset of any REMIC.

PREFUNDING ACCOUNT

         On the closing date, the prefunded amount for each loan group will be deposited into the prefunding account. See "Description of the Mortgage Loans--Conveyance of subsequent mortgage loans." Amounts in the prefunding account may be used only to (a) acquire subsequent mortgage loans, and (b) to make accelerated payments of principal on the notes. During the funding period amounts will, from time to time, be withdrawn from the prefunding account to purchase subsequent mortgage loans in accordance with the agreement. Any amounts remaining in the prefunding account at the end of the funding period will be distributed as a principal prepayment to the holders of the fixed rate group notes in the case of the fixed rate group, the holders of the class A-V1 notes in the case of adjustable rate group I and the holders of the class A-V2 notes in the case of adjustable rate group II.

         Amounts on deposit in the prefunding account will be invested in permitted investments. Any investment earnings on funds in the prefunding account will be transferred to the sponsor. The prefunding account will not be an asset of any REMIC.


SUPPLEMENTAL INTEREST RESERVE FUND

         The sale and servicing agreement provides for a reserve fund, called the supplemental interest reserve fund, which is held by the indenture trustee on behalf of the holders of the class A-V1 and class A-V2 notes. To the extent amounts on deposit are sufficient, holders of the class A-V1 and class A-V2 notes will be entitled to receive payments from the fund equal to any related supplemental interest amount. The amount required to be deposited in the fund on any distribution date will equal any supplemental interest amount for such distribution date, or, if no supplemental interest amount is payable on such distribution date, an amount such that when added to other amounts already on deposit in the fund, the aggregate amount on deposit therein is equal to $10,000. Any investment earnings on amounts on deposits in the fund will be paid to the issuer and will not be available to pay any supplemental interest amount. The supplemental interest reserve fund will not be included as an asset of any REMIC. Supplemental interest amounts will not be paid after the date on which the trust is terminated by optional termination or otherwise. The note insurer does not guarantee the payment of, and the ratings assigned to the class A-V1 and class A-V2 notes do not address the likelihood of the payment of, any supplemental interest amounts.

REPORTS TO NOTEHOLDERS

         Concurrently with each distribution to noteholders, the indenture trustee will mail a statement to each noteholder in the form required by the sale and servicing agreement and setting forth, among other things, the following information:

                  (a) the amount of the distribution with respect to each class of Notes, based on a note in the original principal amount of $1,000;

                  (b) the amount of such distribution allocable to principal on the related mortgage loans in each mortgage loan group, separately identifying the aggregate amount of any prepayment or other recoveries of principal included therein;

                  (c) the amount of such distribution allocable to interest on the related mortgage loans in each mortgage loan group, based on a note in the original principal amount of $1,000;

                  (d) the accrued note interest and the interest carry forward amount for each class of notes;

                  (e) the principal amount of each class of notes, based on a note in the original principal amount of $1,000 that will be outstanding after giving effect to any payment of principal on such distribution date;

                  (f) the aggregate of the principal balances of all mortgage loans and the aggregate of the principal balances of the mortgage loans in each mortgage loan group after giving effect to any payment of principal on such distribution date and the related group factor;

                  (g) based upon information furnished by the sponsor, such information as may be required by section 6049(d)(7)(c) of the code and the regulations promulgated thereunder to assist noteholders in computing their market discount;

                  (h) the total of all amounts paid by the sponsor or the servicer during such collection period in connection with purchases or repurchases from the trust of mortgage loans and substitutions for mortgage loans of qualified replacement mortgages with respect to each mortgage loan group;

                  (i) the note rates for each class of offered notes;

                  (j) the weighted average mortgage interest rate of the mortgage loans in each mortgage loan group;

                  (k) whether certain delinquency and loss triggers under the sale and servicing agreement have occurred;

                  (l) the overcollateralization amount and targeted overcollateralization amount for each mortgage loan group;

                  (m) the note principal balance of each class of notes then outstanding after giving effect to all payments of principal on such distribution date;

                  (n) the amount of any draw to be made on the note insurance policy on the related distribution date, and the amounts paid and reimbursable to the note insurer as of such distribution date in respect of the note insurance premium and any insured payments;

                  (o) with respect to each mortgage loan group, the number of mortgage loans in each mortgage loan group and the aggregate of their principal balances as a percentage of the fixed rate group balance, adjustable rate group I balance or adjustable rate group II balance, as appropriate, that are

                           (i)      30 to 59 days delinquent,
                           (ii)     60 to 89 days delinquent,
                           (iii)    90 or more days delinquent,
                           (iv) the subject of bankruptcy proceedings, to the actual knowledge of the servicer,
                           (v)      in foreclosure, and
                           (vi) as to which the related mortgaged property is REO property;

                  (p) the amount of any supplemental interest amounts paid and remaining unpaid as of such distribution date; and

                  (q) the dollar amount of

                           (i) claims paid by the primary mortgage insurer under the primary mortgage insurance policy as of the related distribution date and
                           (ii) the claims denied by the pmi insurer under the pmi policy as of the related distribution date.

         Certain obligations of the indenture trustee to provide information to the noteholders are conditioned upon such information being received from the Servicer.

         As to any distribution date, the "group factor" will be the percentage obtained (carried to eight decimal places, rounded down) by dividing the aggregate principal balance of the related mortgage loan group on such distribution date (after giving effect to any distribution of principal or allocation of realized losses on the notes on such distribution date) by the related cut-off date group balance.

         Within 90 days after the end of each calendar year, the indenture trustee will mail to each person who at any time during such calendar year was a holder of record of a note the information set forth in clauses (a) through (q) above, aggregated for such calendar year or, in the case of each person who was a holder of record of a note for a portion of such calendar year, setting forth such information for each month thereof.

BOOK-ENTRY REGISTRATION OF OFFERED NOTES

         The offered notes initially will be issued as book-entry notes. The book-entry notes will be issued in one or more notes which equal the aggregate principal balance of the offered notes and will initially be registered in the name of Cede & Co., referred to as Cede, the nominee of the Depository Trust Company, referred to as DTC. Persons acquiring beneficial ownership interests in the offered notes will hold their notes through DTC in the United States, or Cedelbank or the Euroclear System, referred to as Euroclear, in Europe, if they are participants of these systems, or indirectly through organizations which are participants in these systems. Cedelbank and Euroclear will hold omnibus positions on behalf of their participants through customers' securities accounts in Cedelbank's and Euroclear's names on the books of their respective depositaries which in turn will hold positions in customers' securities accounts in the depositaries' names on the books of DTC. Citibank, N.A., referred to as Citibank, will act as depositary for Cedelbank and, The Chase Manhattan Bank, referred to as Chase, will act as depositary for Euroclear. Collectively these entities are referred to as the European depositaries.

         Investors may hold beneficial interests in the book-entry notes in minimum denominations representing class principal balances or notional amount of $25,000 and in integral multiples of $1,000 in excess of the notional amount of $25,000. One note of each class of offered notes may be issued in a different principal amount to accommodate the remainder of the initial principal amount of the notes of the class. Unless and until definitive notes are issued, it is anticipated that the only noteholder of the offered notes will be Cede & Co., as nominee of DTC. Note owners will not be noteholders as that term is used in the agreement. Note owners are only permitted to exercise their rights indirectly through participants and DTC. For a description of the features of the book-entry registration system, see "Description of the Securities--Form of Securities--Book-Entry Registration" in the prospectus. For information with respect to tax documentation procedures relating to the notes, see "Global Clearance, Settlement and Tax Documentation Procedures-U.S. Federal Income Tax Documentation Requirements" in Annex I to this prospectus supplement.

         Neither the seller, the servicer nor the indenture trustee will have any responsibility for any aspect of the records relating to or payments made on account of beneficial ownership interests of the book-entry notes held by Cede & Co., as nominee for DTC, or for maintaining, supervising or reviewing any records relating to beneficial ownership interests.

TERMINATION; RETIREMENT OF THE NOTES

         The trust will terminate upon the later to occur of

         (a) the payment to noteholders of all amounts held in the note account or by or on behalf of the servicer and required to be paid to the noteholders pursuant to the sale and servicing agreement,

         (b) the final payment or other liquidation of the principal balance of the last mortgage loan remaining in the trust or,

         (c) the optional purchase of the mortgage loans by the servicer, as described below.

Written notice of termination of the sale and servicing agreement will be given to each noteholder, and the final distribution will be made only upon surrender and cancellation of the Notes at an office or agency appointed by the indenture trustee which will be specified in the notice of termination.

         Subject to provisions in the sale and servicing agreement concerning adopting a plan of complete liquidation, the servicer may, at its option, terminate the agreement on any distribution date during which the aggregate principal balance of the mortgage loans is less than 10% of the sum of the principal balances of the initial mortgage loans and subsequent mortgage loans as of the cut-off date, called the clean-up call date, by purchasing all of the outstanding mortgage loans and REO properties at a price equal to the sum of the outstanding mortgage loans, subject to reduction of the purchase price based in part on the fair market value of any REO property included in the trust if the fair market value is less than the principal balance of the related mortgage loan, as provided in the sale and servicing agreement, accrued and unpaid interest on the related mortgage loan at the weighted average of the loan rates through the end of the related Collection Period and certain amounts payable to the note insurer under the sale and servicing agreement.

         The sale and servicing agreement will provide that notice of any termination, specifying the final distribution date upon which the noteholders may surrender their notes to the indenture trustee for payment of the final distribution and cancellation, will be given promptly by the indenture trustee by letter to noteholders specifying

         (a) the distribution date for the final distribution,

         (b) the amount of any such final distribution and

         (c) that the final distribution will be made only upon presentation and surrender of the notes at the office or agency of the indenture trustee therein specified.

THE INDENTURE TRUSTEE

         ___________________, will be the indenture trustee under the sale and servicing agreement and the indenture. The sale and servicing agreement will provide that the indenture trustee is entitled to the indenture trustee fee and reimbursement of expenses. The indenture trustee may resign at any time, in which event the servicer will be obligated to appoint a successor indenture trustee. The servicer may also remove the indenture trustee if the indenture trustee ceases to be eligible to continue as such under the sale and servicing agreement and the indenture, if the indenture trustee fails to fulfill its obligations in any material respect under the sale and servicing agreement and the indenture or if the indenture trustee becomes insolvent. Upon becoming aware of such circumstances, the servicer will be obligated to appoint a successor indenture trustee. Any resignation or removal of the indenture trustee and appointment of a successor indenture trustee will not become effective until acceptance of the appointment by the successor indenture trustee.

                               CREDIT ENHANCEMENT

         The credit enhancement provided for the benefit of the offered noteholders consists of the application of the related monthly excess cashflow amounts, the overcollateralization and cross-collateralization features of the trust, the note insurance policy and, in certain instances, the primary mortgage insurance policy.

TREATMENT OF REALIZED LOSSES

         If, with respect to any mortgage loan that becomes a liquidated mortgage loan during a collection period, the net liquidation proceeds relating thereto and allocated to principal are less than the principal balance of such mortgage loan, the amount of the insufficiency will constitute a realized loss. Realized losses will reduce the aggregate of the outstanding principal balances of the mortgage loans in the related mortgage loan group and accordingly will reduce the related overcollateralization amount. The application of related monthly excess cashflow amounts to fund extra principal distribution amounts and thereby reduce the note principal balances of the related offered notes will increase the related overcollateralization amount. Realized losses that result in any coverage deficit will be covered by a draw on the note insurance policy.

OVERCOLLATERALIZATION AND APPLICATION OF MONTHLY EXCESS CASHFLOW AMOUNTS

         The weighted average net mortgage interest rate for the mortgage loans in each mortgage loan group is generally expected to be higher than the weighted average of the note rates on the related offered notes. In addition, to the extent that there is overcollateralization, these mortgage loans will be generating still further excess interest relative to the note rates on the related offered notes. The monthly excess cashflow amount generally consists of both the excess interest generated on the related mortgage loans together with the overcollateralization release amount.

         The overcollateralization mechanics of the trust result in a limited acceleration of the payment of the offered notes relative to the amortization of the mortgage loans in the related mortgage loan group. The accelerated amortization will cause the aggregate of the related principal balances of the notes to amortize more rapidly than the principal balances of the mortgage loans in the related mortgage loan group, increasing the amount of overcollateralization. Once the targeted overcollateralization amount is reached, such accelerated amortization features will cease, unless necessary to maintain the targeted overcollateralization amount. On any distribution date on which the targeted overcollateralization amount of a mortgage loan group is reached, the related excess cashflow amounts will not be passed through as a distribution of principal to the holders of the related offered notes on such distribution date, but will be distributed to the issuer.

         The sale and servicing agreement provides that, based on the delinquency and loss experience of the mortgage loans and certain triggers required by the note insurer as set forth in the sale and servicing agreement, the targeted overcollateralization amount with respect to such mortgage loan group may increase or decrease over time. In addition, the sale and servicing agreement provides that the targeted overcollateralization amount with respect to a mortgage loan group may be modified, reduced or eliminated without the consent of any noteholders. An increase would result in a temporary period of accelerated amortization of the related offered notes to increase the actual level of overcollateralization to the targeted overcollateralization amount; a decrease would result in a temporary period of decelerated amortization to reduce the actual level of overcollateralization to the targeted overcollateralization amount.

OVERCOLLATERALIZATION AND THE NOTE INSURANCE POLICY

         The sale and servicing agreement will require the indenture trustee to make a claim for an insured payment under the note insurance policy not later than the third business day prior to any distribution date as to which the indenture trustee has determined that a deficiency amount with respect to a class of offered notes will occur for the purpose of applying the proceeds of such insured payment to the related class of offered noteholders on such distribution date. The indenture trustee shall allocate any insured payment first to any accrued note interest and any interest carry forward amount remaining unpaid after giving effect to all distributions on such distribution date and second to the payment of each class' allocable percentage of the amount, if any, by which (x) the aggregate of the note principal balances of the classes of offered notes exceeds (y) the aggregate principal balance of the mortgage loans as of the end of the applicable collection period, called a coverage deficit. Consequently, no insured payment will be payable solely as a result of the note principal balance of the offered notes of a note group being greater than the aggregate principal balance of the mortgage loans of the related mortgage loan group. Accordingly, the note insurance policy guarantees ultimate collection of the full amount of the note principal balance of each class of offered notes, rather than current payments of the amounts of any realized losses to the holders of each class of offered notes. You should realize that, under certain loss or delinquency scenarios applicable to the mortgage loans, you may temporarily receive no distributions in reduction of the note principal balance of their respective class.

NOTE INSURANCE POLICY

         The following summary of the terms of the note insurance policy does not purport to be complete and is qualified in its entirety by reference to the note insurance policy. A form of the note insurance policy may be obtained, upon request, from the indenture trustee.

         Simultaneously with the issuance of the offered notes, the note insurer will deliver the note insurance policy to the indenture trustee for the benefit of the holders of the offered notes. Under the note insurance policy, the note insurer will irrevocably and unconditionally guarantee payment on each distribution date to the indenture trustee for the benefit of the holders of the offered notes of insured payments with respect to the offered notes for such distribution date, calculated in accordance with the original terms of the offered notes when issued and without regard to any amendment or modification of the offered notes except amendments or modifications to which the note insurer has given its prior written consent.

         As used in the note insurance policy, the following terms have the following meanings:

         "Business Day" means any day other than a Saturday, Sunday or a day on which the note insurer or banking institutions in New York city or in the city in which the corporate trust office of the indenture trustee under the agreement is located are authorized or obligated by law or executive order to close.

         "Deficiency Amount" means, with respect to the offered notes and any distribution date, the excess, if any, of

                  (A) the sum of (i) the accrued note interest for each class of offered notes plus any interest carry forward amount for each class of offered notes and (ii) the guaranteed principal amount over

                  (B) available funds for all of the mortgage loan groups (after payment of the indenture trustee fee, monthly servicing fee, the note insurer premium and the primary mortgage insurer premium, if any).

The note insurance policy will not cover payment of any supplemental interest amount.

         "Guaranteed Principal Amount" means for any distribution date (a) the amount, if any, by which the aggregate note principal balance of the offered notes exceeds the aggregate principal balance of the mortgage loans at the end of the previous month (after giving effect to all distributions of principal on the offered notes on such distribution date) and (b) on the distribution date in _____________ (after giving effect to all other distributions of principal on the offered notes), an amount equal to the aggregate note principal balance.

         "Insured Payment" means (i) as of any distribution date, any deficiency amount and (ii) any preference amount.

         "Preference Amount" means any amount previously distributed to an owner on the offered notes that is recoverable and sought to be recovered as a voidable preference by a indenture trustee in bankruptcy pursuant to the united states bankruptcy code (11 U.S.C. Section 101 et seq.), as amended from time to time, in accordance with a final nonappealable order of a court having competent jurisdiction.

         "Receipt" and "Received" with respect to the note insurance policy means actual delivery to the note insurer and to the fiscal agent appointed by the note insurer at its option, if any, prior to 12:00 p.m., New York City time, on a business day; delivery either on a day that is not a business day or after 12:00 p.m., New York City time, shall be deemed to be receipt on the next succeeding business day. If any notice or note given under the note insurance policy by the indenture trustee is not in proper form or is not properly completed, executed or delivered, it shall be deemed not to have been received, and the note insurer or the fiscal agent shall promptly so advise the indenture trustee and the indenture trustee may submit an amended notice.

         "Term of the Policy" means the period from and including the date of issuance of the note insurance policy to and including the date on which the note principal balance for each class of notes is zero, plus such additional period, to the extent specified in the note insurance policy, during which any payment on the applicable class of notes could be avoided in whole or in part as a preference payment.

         If any Insured Payment is treated as a preference payment under applicable bankruptcy, insolvency, receivership or similar law, the Note Insurer will pay such amount out of funds of the Note Insurer on the later of (a) the date when due to be paid pursuant to the Order referred to below or (b) the first to occur of (i) the fourth Business Day following Receipt by the Note Insurer from the indenture trustee of

                  (A) a certified copy of the order of the court or other governmental body that exercised jurisdiction to the effect that a holder of the applicable class of notes is required to return principal or interest distributed with respect to the applicable class of notes during the term of the policy because such distributions were avoidable preferences under applicable bankruptcy law, called an order,

                  (B) a certificate of such holder of the applicable class of notes that the order has been entered and is not subject to any stay, and

                  (C) an assignment duly executed and delivered by such holder of the applicable class of notes, in such form as is reasonably required by the note insurer and provided to such holder of the applicable class of notes by the note insurer, irrevocably assigning to the note insurer all rights and claims of such holder of the applicable class of notes against the debtor which made such preference payment or otherwise with respect to such preference payment, or

         (ii) the date of receipt by the note insurer from the indenture trustee of the items referred to in clauses (A), (B) and (C) above if, at least four business days prior to such date of receipt, the note insurer shall have received written notice from the indenture trustee that such items were to be delivered on such date and such date was specified in such notice. Such payment shall be disbursed to the receiver, conservator, debtor-in-possession or indenture trustee in bankruptcy named in the order and not to the indenture trustee or holder of the applicable class of notes directly (unless a holder of the applicable class of notes has previously paid such amount to the receiver, conservator, debtor-in-possession or indenture trustee in bankruptcy named in the order, in which case such payment shall be disbursed to the indenture trustee for distribution to such noteholder upon proof of such payment reasonably satisfactory to the note insurer). In connection with the foregoing, the note insurer shall have the rights provided pursuant to the sale and servicing agreement.

         Payment of claims under the note insurance policy will be made by the note insurer following receipt by the note insurer of the appropriate notice for payment on the later to occur of (a) 12:00 noon, New York City time, on the second business day following receipt of such notice for payment, and (b) 12:00 noon, New York City time, on the relevant distribution date.

         Unless a default by the note insurer in connection with the note insurance policy exists, the note insurer will be entitled to exercise all voting rights of the holders of the offered notes.

         The sponsor and the note insurer will enter into an insurance and indemnity agreement pursuant to which the sponsor will agree to reimburse, the note insurer for amounts paid pursuant to claims under the note insurance policy and certain related charges and expenses. amounts owing under the insurance agreement will be payable solely from the trust. An event of default by the servicer under the insurance agreement will constitute an event of default by the servicer under the sale and servicing agreement and allow the note insurer, among other things, to direct the indenture trustee to terminate the servicer. An "event of default" by the servicer under the insurance agreement includes

                           (i) the servicer's failure to pay when due any amount
                  owed under the insurance agreement or certain other documents,

                           (ii) the servicer's untruth or incorrectness in any
                  material respect of any representation or warranty of the servicer in the insurance agreement, the sale and servicing agreement or certain other documents,

                           (iii) the servicer's failure to perform or to observe
                  any covenant or agreement in the sale and servicing agreement and certain other documents,

                           (iv) the servicer's failure to pay its debts in
                  general or the occurrence of certain events of insolvency or bankruptcy with respect to the servicer, and

                           (v) the occurrence of an event of default under the
                  sale and servicing agreement or certain other documents.

CROSSCOLLATERALIZATION PROVISIONS

         Certain available funds with respect to each note group will be available to cover certain shortfalls and to create overcollateralization with respect to the offered notes relating to the other note groups.

PRIMARY MORTGAGE INSURANCE POLICY

         The following description of the primary mortgage insurance policy is only a brief outline and does not purport to summarize or describe all of the provisions, terms and conditions of the primary mortgage insurance policy. For a more complete description of these provisions, terms and conditions, reference is made to the primary mortgage insurance policy, a copy of which is available upon request from the indenture trustee.

         As of the statistic calculation date, approximately ______%, ______% and _______%, as measured by aggregate principal balance, of the statistic calculation loans in the fixed rate group, adjustable rate group I and adjustable rate group II, respectively, which have original loan-to-value ratios in excess of 80% are insured by ______________________, called the primary mortgage insurer, pursuant to the primary mortgage insurance policy. The amount of coverage provided by the primary mortgage insurance policy varies on a loan-by-loan basis based upon the original loan-to-value ratio of the primary mortgage insurance mortgage loan. The primary mortgage insurance policy provides for the payment to the primary mortgage insurance insurer of certain initial and renewal premiums with respect to each primary mortgage insurance mortgage loan, at rates calculated under the primary mortgage insurance policy.

         Unless otherwise agreed by the note insurer, the primary mortgage insurance policy is required to remain in force with respect to each primary mortgage insurance mortgage loan until:

         (1) the principal balance of such primary mortgage insurance mortgage loan is paid in full, or

         (2) the principal balance of such primary mortgage insurance mortgage loan has amortized down to a level that results in a loan-to-value ratio for such mortgage loan agreed to with the primary mortgage insurance insurer.

                               THE MORTGAGE LOANS

         The mortgage loans will include:

         (a) the mortgage loans identified as of _____________ and described in this prospectus supplement, called the statistic calculation loans,

         (b) additional fixed and adjustable rate mortgage loans to be delivered on the closing date, referred to as the additional mortgage loans, and together with the statistic calculation loans, called the initial mortgage loans, and

         (c) additional mortgage loans to be purchased by the trust from the seller from time to time on or prior to _____________, called the subsequent mortgage loans, and together with the initial mortgage loans, called the mortgage loans.

         The following brief description of the statistic calculation loans is based on the terms of the statistic calculation loans, including their respective principal balances as of the statistic calculation date, and each mortgage loan group as of the statistic calculation date. Certain mortgage loans may be removed, prior to the closing date, from the mortgage pool and each mortgage loan group and other mortgage loans may be substituted therefor with the consent of the note insurer. As a result, the statistical information presented in this prospectus supplement regarding the statistic calculation loans and each mortgage loan group may vary in certain limited respects but will not vary in any material respects from comparable information based on the actual composition of the mortgage pool and each mortgage loan group at the funding date.

         None of the mortgage loans is or will be insured or guaranteed by the sponsor, the servicer, the indenture trustee, any originator or any of their respective affiliates, or by any governmental agency or other person.

         A schedule of the mortgage loans included in each mortgage loan group as of the closing date will be attached to the sale and servicing agreement delivered to the indenture trustee upon delivery of the notes. A current report on form 8-K containing a description of the mortgage loans included in the final mortgage pool in a form comparable to the description of the statistic calculation loans contained in "ANNEX A: DESCRIPTION OF THE MORTGAGE POOL" will be filed with the securities and exchange commission within 15 days after the closing date.

         Each mortgage loan in the trust will be assigned to the fixed rate group, adjustable rate group I or adjustable rate group II. Each mortgage loan assigned to the fixed rate group bears interest at a fixed rate, and each mortgage loan assigned to adjustable rate group I and adjustable rate group II bears interest at an adjustable rate, call an ARM. The statistic calculation loans contained in the fixed rate group are secured by first and second liens with respect to the related mortgaged properties. All of the statistic calculation loans contained in adjustable rate group I and adjustable rate group II are secured by first liens on the related mortgaged properties. All of the mortgage loans in adjustable rate group I have conforming balances. The fixed rate group notes represent undivided beneficial ownership interests in all mortgage loans contained in the fixed rate group. The adjustable rate group I notes represent undivided beneficial ownership interests in all mortgage loans contained in adjustable rate group I and the adjustable rate group II notes represent undivided beneficial ownership interests in all mortgage loans contained in adjustable rate group II.

         Certain mortgage loans will provide for the payment of a charge if the principal thereof is paid prior to its stated maturity date. No mortgage loan will impose a prepayment charge for a term in excess of five years. Such charge, to the extent received, however, will not be available to the trust but will instead be paid to the issuer.

         As of the cut-off date, approximately ___% , ____ % and ____%, by principal balance, of the mortgage loans in the fixed rate group, adjustable rate group I and adjustable rate group II, respectively, have original terms to stated maturity of up to 15 years and amortization schedules of up to 30 years, called balloon loans, leaving a substantial payment due at the stated maturity. In connection with the assignment of the mortgage loans to the trust, the sponsor will represent and warrant that, among other things, as of the cut-off date, no mortgage loan had two or more monthly payments past due. However, you should be aware that approximately _____%, _____% and _____%, by aggregate principal balance, of the statistic calculation loans in the fixed rate group, adjustable rate group I and adjustable rate group II, respectively, had a first monthly payment due before ______________, and it was not possible for any mortgage loan other than such mortgage loans to have had two or more monthly payments past due as of the statistic calculation date. No statistic calculation loan has a loan-to-value ratio at origination of more than 100%.

         The interest rate, also referred to as the net loan rate, borne by each ARM is subject to adjustment on the date set forth in the related promissory note, each called a mortgage note, and at regular intervals thereafter, each referred to as a change date, to equal the sum of (a) the applicable loan index and (b) the number of basis points set forth in that mortgage note, called the gross margin, subject to rounding and to the effects of the applicable periodic cap, the applicable lifetime cap and the applicable lifetime floor. The periodic cap limits changes in the loan rate for each ARM on each change date. The lifetime cap is the maximum loan rate that may be borne by an ARM at any point. The lifetime floor is the minimum loan rate that may be borne by an ARM at any point.

         For all of the statistic calculation mortgage loans that are ARMs, the loan index is the London interbank offered rate for six-month United States dollar deposits, and the change dates occur every six months after the initial change date. The reference for each applicable loan index and the date prior to a change date as of which the loan index is determined is set forth in the related mortgage note. Approximately ______% and ______%, by principal balance, of the statistic calculation loans in adjustable rate group I have initial change dates that are 24 months and 36 months after origination, respectively, and approximately ______% and ______%, by principal balance, of the statistic calculation loans in adjustable rate group II have initial change dates that are 24 months and 36 months after origination, respectively. These loans are referred to, collectively, as hybrid loans. The periodic cap for all of the ARMs, subsequent to the first change date, is 1.00%. However, the periodic cap for the initial change date for the hybrid loans in adjustable rate group I generally is _____% and for the hybrid loans in adjustable rate group II generally is _____%.

CONVEYANCE OF SUBSEQUENT MORTGAGE LOANS

         On the closing date, cash in an amount not to exceed approximately $____________, called the prefunding account deposit, will be deposited into a segregated account maintained with the indenture trustee on behalf of the trust, called the prefunding account. The maximum amount of subsequent mortgage loans to be transferred to the trust for the fixed rate group, adjustable rate group I and adjustable rate group II is approximately $_________ , $__________ and $___________, respectively. Amounts on deposit in the prefunding account will be withdrawn to purchase subsequent mortgage loans from the seller for the fixed rate group, adjustable rate group I and adjustable rate group II during the funding period from the closing date until the the close of business on
___________.

         The purchase price for the subsequent mortgage loans will equal the outstanding principal balances of those mortgage loans as of the related cut-off dates and will be paid by withdrawal of funds on deposit in the prefunding account. The subsequent mortgage loans may have characteristics which differ from the mortgage loans initially included in the applicable loan group. Accordingly, the statistical characteristics of the mortgage loans in the trust will vary upon the acquisition of subsequent mortgage loans, but will not vary in any material repects from the characteristics of the statistic calculation loans.

         The obligation of the trust to purchase subsequent mortgage loans on any date during the funding period is subject to the following requirements in addition to other requirements set forth in the agreement:

         - the subsequent mortgage loan may not be 30 or more days contractually delinquent as of the related cut-off date

         - the remaining term to stated maturity of the subsequent mortgage loan will not exceed __ years

         - the subsequent mortgage loan will be underwritten or re-underwritten in accordance with the sponsor's underwriting criteria

         - the subsequent mortgage loan will not have a loan rate less than ___% for the fixed rate group, __ % for adjustable rate group I and ___ % for adjustable rate group II

         - following the delivery of such subsequent mortgage loans, the mortgage loans in the related mortgage loan group (including the subsequent mortgage loans) (a) will have a related weighted average loan rate not materially different from the weighted average loan rate of the statistic calculation loans in the related mortgage loan group, (b) will each have a principal balance not in excess of $_______; and (c) will satisfy any additional requirements set forth in the sale and servicing agreement.

         In addition, the transfer of additional mortgage loans to the trust on the closing date is subject to the approval of the note insurer, which may also, in its discretion, approve additional mortgage loans not meeting the foregoing requirements.

ASSIGNMENT OF MORTGAGE LOANS

         On the closing date with respect to the initial mortgage loans and on each subsequent transfer date with respect to the subsequent mortgage loans, the sponsor will transfer to the trust all of its right, title and interest in and to each mortgage loan, the related mortgage note, mortgages and other related documents, collectively referred to as the related documents, including all payments received after the related cut-off date other than payments of interest on the initial mortgage loans due on or before ____________. The indenture trustee, concurrently with the initial transfer, will deliver the notes to the sponsor. Each mortgage loan transferred to the trust will be identified on a mortgage loan schedule delivered to the indenture trustee pursuant to the agreement. This schedule will include information as to the principal balance of each mortgage loan as of the related cut-off date, as well as information with respect to the loan rate.

         The sale and servicing agreement will require that, within the time period specified in the sale and servicing agreement, the sponsor will deliver to the indenture trustee the mortgage loans endorsed to the indenture trustee and the related documents. In lieu of delivery of original mortgages, if the original is not available, the sponsor may deliver true and correct copies of the original mortgages.

         Under the terms of the sale and servicing agreement, the sponsor will promptly and in no event later than 30 days after the closing date with respect to the initial mortgage loans and promptly but not later than 30 days after each subsequent transfer date with respect to the related subsequent mortgage loans, prepare and record assignments of the mortgages related to each mortgage loan in favor of the indenture trustee, unless opinions of counsel satisfactory to the rating agencies are delivered to the indenture trustee to the effect that recordation of the assignments is not required in the relevant jurisdictions to protect the interests of the indenture trustee in the mortgage loans. If the recording information with respect to any assignment of mortgage is unavailable within 30 days of the closing date or subsequent transfer date, as the case may be, the assignment will be prepared and recorded within 30 days after receipt of this information, but in no event later than eight months after the closing date or subsequent transfer date, as the case may be.

         Within 45 days of the closing date with respect to the initial mortgage loans and each subsequent transfer date with respect to the related subsequent mortgage loans, the indenture trustee will review the mortgage loans and the related documents pursuant to the agreement and if any mortgage loan or related document is found to be defective in any material respect and the defect is not cured within the earlier of 60 days following notification of the defect to the sponsor by the indenture trustee or 90 days following the indenture trustee's discovery of the defect, the sponsor will be obligated to either (a) substitute for the mortgage loan a qualified replacement mortgage loan; however, this substitution is permitted only within two years of the closing date and may not be made unless an opinion of counsel is provided to the effect that the substitution will not disqualify any REMIC as a REMIC or result in a prohibited transaction tax under the Code or (b) purchase the mortgage loan at a price, called the purchase price, equal to the outstanding principal balance of the mortgage loan as of the date of purchase, plus unpaid interest on the mortgage loan from the date interest was last paid or with respect to which interest was advanced and not reimbursed through the end of the calendar month in which the purchase occurred, computed at the loan rate, net of the servicing fee if the sponsor is the servicer, plus if the sponsor is not the servicer the amount of any unreimbursed servicing advances made by the servicer. The purchase price will be deposited in the collection account on or prior to the next succeeding deposit date after the obligation arises. The obligation of the sponsor to repurchase or substitute for a defective mortgage loan is the sole remedy regarding any defects in the mortgage loans and related documents available to the indenture trustee or the noteholders.

         The sponsor will make representations and warranties as to the accuracy in all material respects of information furnished to the indenture trustee with respect to each mortgage loan. In addition, the sponsor will represent and warrant, on the closing date, that, among other things: (a) that each mortgage loan, at its origination, complied in all material respects with applicable state and federal laws; (b) that each mortgage is a valid lien of the applicable priority; (c) that, as of the closing date, no mortgage loan had two or more monthly payments past due; (d) that each mortgaged property consists of a one- to four-family residential property or unit in a condominium or planned unit development; (e) that the sponsor had good title to each mortgage loan prior to the sale and assignment by the sponsor; and (f) that no proceeds from any mortgage loan were used to finance single-premium credit, life and disability insurance policies. Upon discovery of a breach of any representation and warranty which materially and adversely affects the interests of the noteholders in the related mortgage loan and related documents, the sponsor will have a period of 60 days after discovery or notice of the breach to effect a cure. If the breach cannot be cured within the 60-day period, the sponsor will be obligated to (x) substitute for the mortgage loan a qualified replacement mortgage loan or (y) purchase the mortgage loan from the trust. The same procedure and limitations that are set forth above for the substitution or purchase of defective mortgage loans as a result of deficient documentation relating to the defective mortgage loans will apply to the substitution or purchase of a mortgage loan as a result of a breach of a representation or warranty in the agreement that materially and adversely affects the interests of the noteholders.

OPTIONAL PURCHASE OF DEFAULTED MORTGAGE LOANS

         The sponsor additionally has the option to purchase from the trust any mortgage loan 90 days or more delinquent at the purchase price set forth above for the purchase of defective mortgage loans, subject to certain limits set forth in the sale and servicing agreement.

PAYMENTS ON MORTGAGE LOANS; DEPOSITS TO COLLECTION ACCOUNT AND NOTE ACCOUNT

         The servicer will establish and maintain in the name of the indenture trustee a separate collection account for the benefit of the holders of the notes. The collection account will be an eligible account meeting the criteria specified in the sale and servicing agreement. Upon receipt by the servicer of amounts in respect of the mortgage loans, excluding amounts representing the servicing fee, reimbursement for any primary mortgage insurance premium made by it, reimbursement for certain monthly advances, servicer advances and any other expenses incurred by it for which it is entitled to reimbursement under the sale and servicing agreement, the servicer will deposit these amounts in the collection account. Amounts so deposited may be invested in permitted investments, as described in the agreement, that are approved by the note insurer and meet the criteria of the rating agencies as being consistent with their then current ratings of the offered notes. Investment earnings from amounts on deposit in the collection account will not be part of Available Funds.

         The indenture trustee will establish a note account. ___ days prior to each distribution date, which date is called the deposit date, the indenture trustee is required to deposit into the distribution account, the Available Funds for a mortgage loan group and the related collection period. The distribution account will be an eligible account. Amounts on deposit in the distribution account may be invested in permitted investments maturing on or before the business day prior to the related distribution date or, if the eligible investments are an obligation of the indenture trustee or are money market funds for which the indenture trustee or any affiliate is the manager or the advisor, the eligible investments shall mature no later than the related distribution date. Investment earnings from amounts on deposit in the distribution account will not be part of Available Funds.

                       PREPAYMENT AND YIELD CONSIDERATIONS

GENERAL

         The weighted average life of and the yield to maturity on an offered note will be directly related to the rate of prepayments of principal of the mortgage loans. The actual rate of principal prepayments on the mortgage loans may be influenced by a variety of economic, tax, geographic, demographic, social, competitive, legal and other factors and has fluctuated considerably in recent years. The mortgage loans may be prepaid by the borrowers at any time; however, a majority of the mortgage loans are subject to a prepayment charge.

         Because all amounts available for distribution on each class of notes after distributions in respect of accrued note interest are applied as reductions of the related note principal balance, the weighted average lives of the notes will be influenced by the amount of excess interest so applied. Because the overcollateralization feature is expected to cause interest collections on the related mortgage loans to outpace required interest distributions for each class of notes, such excess interest will be applied to reduce the principal balances of the offered notes. It is expected that, over time, this excess interest will increase in proportion to the principal balances of the offered notes in the absence of offsetting realized losses. In addition, under certain circumstances all or a portion of the excess cashflow for a mortgage loan group may be available for distribution for the other mortgage loan groups, and the resulting "cross-collateralization" may increase the rate at which the targeted overcollateralization amount with respect to a mortgage loan group is achieved, further accelerating the amortization of the related offered notes.

         The note insurer will have the right, but not the obligation, to fund realized losses for a mortgage loan group with respect to any collection period, which may have the effect of increasing the rate of amortization of either such class.

NOTE RATES

         The yield to investors on the class A-V1 and class A-V2 notes will be sensitive to, among other things, the level of LIBOR and the levels of the loan index. _______% and ______%, measured by aggregate principal balance, of the statistic calculation loans in adjustable rate group I and ________% and _________% of the statistic calculation loans in adjustable rate group II are hybrid loans which will bear interest at fixed rates for 24 months and 36 months, respectively, after origination of such mortgage loans. Although each of the adjustable rate mortgage loans bears interest at an adjustable rate, such rate is subject to a periodic rate cap, a lifetime floor and a lifetime cap. If the index increases substantially between change dates, the adjusted interest rate on the related mortgage loan may not equal the index plus the related gross margin due to the constraint of such caps. In such event, the related mortgage interest rate will be less than would have been the case in the absence of such caps. In addition, the mortgage interest rate applicable to any change date will be based on the index related to the change date. Thus, if the value of the index with respect to a mortgage loan rises, the lag in time before the corresponding mortgage interest rate increases will, all other things being equal, slow the upward adjustment of the related available funds cap. Furthermore, mortgage loans that have not reached their first change date are more likely to be subject to the applicable periodic rate cap on their first change date. Although the holders of the class A-V1 and class A-V2 notes will be entitled to receive the related supplemental interest amount, there is no assurance that sufficient funds will be available therefor. The ratings on the class A-V1 and class A-V2 notes do not address the likelihood of, and the policy does not cover, the payment of any supplemental interest amount.

         Although the interest rates on the adjustable rate mortgage loans are subject to adjustment, the mortgage interest rates adjust less frequently than LIBOR and adjust by reference to the index. Changes in LIBOR may not correlate with changes in the index and either may not correlate with prevailing interest rates. It is possible that an increased level of LIBOR could occur simultaneously with a lower level of prevailing interest rates, which would be expected to result in faster prepayments, thereby reducing the weighted average life of the class A-V1 and class A-V2 notes.

PAYMENT DELAY FEATURE OF FIXED RATE NOTES

         The effective yield to the noteholders of the fixed rate group notes will be lower than the yield otherwise produced by the note rate for such class and the purchase price of such notes because distributions will not be payable to the noteholders until the 25th day of the month following the month of accrual, without any additional distribution of interest or earnings thereon in respect of such delay.

PROJECTED PREPAYMENTS AND YIELDS FOR THE OFFERED NOTES

         If an offered note is purchased at other than par, its yield to maturity will be affected by the rate of the payment of principal on the mortgage loans in the related mortgage loan group. If the actual rate of payments on the mortgage loans in the related mortgage loan group is slower than the rate anticipated by an investor who purchases an offered note at a discount, the actual yield to such investor will be lower than such investor's anticipated yield. If the actual rate of payments on the mortgage loans in the related mortgage loan group is faster than the rate anticipated by an investor who purchases an offered note at a premium, the actual yield to such investor will be lower than such investor's anticipated yield.

         The rate of prepayments with respect to conventional fixed rate mortgage loans has fluctuated significantly in recent years. As with fixed rate obligations generally, the rate of prepayment on a pool of mortgage loans with fixed rates such as the mortgage loans in the fixed rate loan group is affected by prevailing market rates for mortgage loans of a comparable term and risk level. When the market interest rate is below the applicable loan rate, mortgagors may have an increased incentive to refinance their mortgage loans. Depending on prevailing market rates, the future outlook for market rates and economic conditions generally, some mortgagors may sell or refinance mortgaged properties in order to realize their equity in the mortgaged properties, to meet cash flow needs or to make other investments.

         As is the case with conventional fixed rate mortgage loans, ARMs may be subject to a greater rate of principal prepayments in a declining interest rate environment. For example, if prevailing interest rates fall appreciably, ARMs are likely to be subject to a higher prepayment rate than if prevailing interest rates remain constant because the availability of fixed rate mortgage loans at competitive interest rates may encourage mortgagors to refinance their ARMs to "lock in" a lower fixed interest rate. In addition, the prepayment behavior of the hybrid loans may differ from that of the other mortgage loans. As a hybrid loan approaches its initial adjustment date, the borrower may become more likely to refinance such loan to avoid an increase in the mortgage interest rate. The existence of the applicable periodic rate cap, lifetime cap and lifetime floor also may affect the likelihood of prepayments resulting from refinancings. However, no assurance can be given as to the expected level of prepayments on the mortgage loans.

         In addition to the foregoing factors affecting the weighted average lives of the offered notes, the use of excess interest to pay principal of the offered notes will result in acceleration of the offered notes then entitled to principal distributions, relative to the amortization of the related mortgage loans, particularly in the early months of the transaction. This acceleration feature creates overcollateralization which equals the excess of the pool balance over the aggregate class principal balance of the notes. Once the required level of overcollateralization is reached, the acceleration feature will cease, unless necessary to maintain the required level of overcollateralization.

         There will not be any insured payment made under the note insurance policy in respect of principal until the aggregate of the note principal balances of all offered notes exceeds the aggregate principal balances of all the mortgage loans. As a result, there may be a situation where a note group is undercollateralized with respect to the mortgage loans in the related mortgage loan group while holders of the related Notes are not entitled to receive an insured payment in the amount of such undercollateralization.

FINAL DISTRIBUTION DATES

         The final scheduled distribution date for each class of offered notes is set forth in the summary of this prospectus supplement. The final scheduled distribution dates for the class A-F notes have been set to equal the distribution date on which the applicable note principal balance would be reduced to zero based upon the structuring aasumptions set forth below, a __% applicable prepayment assumption and an assumption that no excess interest is used to make accelerated payments of principal on the offered notes. The final scheduled distribution date for the class A-V1 and class A-V2 notes is the distribution date in the month of the last due date of the latest maturing mortgage loan in either mortgage loan group. It is expected that the weighted average lives of the offered notes are likely to be shorter, and the actual final distribution date for each class of offered notes could occur significantly earlier than the final scheduled distribution date for such class.

STRUCTURING ASSUMPTIONS

         The following tables have been prepared on the basis of the following assumptions:

                           (i) the offered notes are purchased on _____________;

                           (ii) all adjustable rate mortgage loans have
                  semi-annual rate adjustment frequencies;

                           (iii) with respect to the initial collection period,
                  the mortgage loans include 30 days of interest and no deposits in respect of interest were contributed to the trust;

                           (iv) scheduled payments are timely received on the
                  first day of each month commencing in ___________;

                           (v) distributions on the offered notes are received,
                  in cash, on the 25th day of each month, commencing in ________________;

                           (vi) no defaults or delinquencies in, or
                  modifications, waivers or amendments respecting, the payment by the mortgagors of principal and interest on the mortgage loans occur;

                           (vii) prepayments represent payment in full of
                  individual mortgage loans and are received on the last day of each month, commencing in _______________ and include 30 days' interest thereon;

                           (viii) the mortgage loans prepay according to the
                  indicated prepayment scenario as described below;

                           (ix) the six-month london interbank offered rate
                  remains constant at ____% and the one-month london interbank offered rate remains constant at ____%;

                           (x) early termination occurs in the manner set forth
                  in the respective tables;

                           (xi) the related targeted overcollateralization
                  amount is set initially as specified in the sale and servicing agreement and thereafter decreases in accordance with the provisions as specified herein;

                           (xii) the statistic calculation loans are included in
                  the trust as of the cut-off date;

                           (xiii) except as otherwise indicated on the following
                  table, the servicer does not exercise its right of optional termination; and

                           (xiv) each mortgage loan group consists of mortgage
                  loans having the following characteristics:

         The foregoing assumptions are referred to in this prospectus supplement collectively as the structuring assumptions.

                                FIXED RATE GROUP

                                                     ORIGINAL         REMAINING            ORIGINAL
                                   MORTGAGE           TERM TO          TERM TO           AMORTIZATION
                 PRINCIPAL         INTEREST          MATURITY         MATURITY               TERM
                  BALANCE            RATE            (MONTHS)         (MONTHS)             (MONTHS)        TOTAL FEE*
              ---------------------------------------------------------------------------------------------------------
  Level Pay
  Level Pay
  Level Pay
  Level Pay
  Level Pay
  Level Pay
  Level Pay
  Level Pay
  Balloon

----------
*Includes the monthly servicing fee, the primary mortgage insurer premium and the indenture trustee fee.

                             ADJUSTABLE RATE GROUP I

                                         ORIGINAL     REMAINING        ORIGINAL         MONTHS TO
                           MORTGAGE      TERM TO       TERM TO       AMORTIZATION         NEXT
             PRINCIPAL     INTEREST      MATURITY      MATURITY          TERM           MORTGAGE       GROSS
              BALANCE        RATE        (MONTHS)      (MONTHS)        (MONTHS)        RATE CHANGE    MARGIN
           ------------------------------------------------------------------------------------------------------
Level Pay
Level Pay
Level Pay
Level Pay
Level Pay
Level Pay
Level Pay
Level Pay
Level Pay
Level Pay
Level Pay

              INITIAL
              PERIODIC         PERIODIC        MAXIMUM       MINIMUM
                RATE             RATE         MORTGAGE       MORTGAGE
             ADJUSTMENT       ADJUSTMENT      INTEREST       INTEREST    TOTAL
                CAP              CAP            RATE           RATE       FEE*
            ----------------------------------------------------------------------
Level Pay
Level Pay
Level Pay
Level Pay
Level Pay
Level Pay
Level Pay
Level Pay
Level Pay
Level Pay
Level Pay


*Includes the monthly servicing fee, the primary mortgage insurer premium and the indenture trustee fee

                            ADJUSTABLE RATE GROUP II

                                         ORIGINAL     REMAINING        ORIGINAL         MONTHS TO
                           MORTGAGE      TERM TO       TERM TO       AMORTIZATION         NEXT
             PRINCIPAL     INTEREST      MATURITY      MATURITY          TERM           MORTGAGE       GROSS
              BALANCE        RATE        (MONTHS)      (MONTHS)        (MONTHS)        RATE CHANGE    MARGIN
           ------------------------------------------------------------------------------------------------------
Level Pay
Level Pay
Level Pay
Level Pay
Level Pay
Level Pay
Level Pay
Level Pay
Level Pay
Level Pay
Level Pay

              INITIAL
              PERIODIC         PERIODIC        MAXIMUM       MINIMUM
                RATE             RATE         MORTGAGE       MORTGAGE
             ADJUSTMENT       ADJUSTMENT      INTEREST       INTEREST    TOTAL
                CAP              CAP            RATE           RATE       FEE*
            ----------------------------------------------------------------------
Level Pay
Level Pay
Level Pay
Level Pay
Level Pay
Level Pay
Level Pay
Level Pay
Level Pay
Level Pay
Level Pay


*Includes the monthly servicing fee, the primary mortgage insurer premium and the indenture trustee fee

DECREMENT TABLES

         The weighted average lives of the offered notes will be influenced by the rate at which principal payments on the mortgage loans in the related mortgage loan group are made, which may be in the form of scheduled amortization or prepayments.

         Prepayments on mortgage loans are commonly measured relative to a prepayment standard or model. The model used in this prospectus supplement is the prepayment assumption, which represents an assumed rate of prepayment each month relative to the then outstanding principal balance of the pool of mortgage loans for the life of such mortgage loans. In the case of the fixed rate group, a 100% prepayment assumption (the "prepayment assumption") assumes a ___% constant prepayment rate, referred to as CPR ("CPR"), per annum of the outstanding principal balance of such mortgage loans in the first month of the life of the mortgage loans and an additional ___% in each month thereafter until the _______ month; beginning in the _______ month and in each month thereafter during the life of the mortgage loans, a CPR of __% per annum each month is assumed. In the case of adjustable rate group I and adjustable rate group II, a 100% prepayment assumption assumes a ___% per annum of the outstanding principal balance of such mortgage loans in the first month of the life of the mortgage loans and approximately an additional _____% in each month thereafter until the ____________ month; beginning in the _____________ month and in each month thereafter during the life of the mortgage loans, a CPR of ____% per annum each month is assumed. As used in the table below, 0% prepayment assumption assumes a prepayment rate equal to 0% of the applicable prepayment assumption, i.e., no prepayments, 100% prepayment assumption assumes a prepayment rate equal to 100% of the applicable prepayment assumption, and so forth. The applicable prepayment assumption does not purport to be a historical description of prepayment experience or a prediction of the anticipated rate of prepayment of any pool of mortgage loans, including the mortgage loans. The sponsor is not aware of any statistics that provide a reliable basis for predicting with any certainty the amount or the timing of receipt of prepayments on the related mortgage loans.

         The prepayment scenarios are defined as a percentage of the applicable prepayment assumption:

                         SCENARIO      SCENARIO     SCENARIO     SCENARIO     SCENARIO     SCENARIO      SCENARIO     SCENARIO
                             I            II           III          IV            V           VI           VII          VIII
                       -----------------------------------------------------------------------------------------------------------
Fixed Rate Group; %
of prepayment
assumption
Adjustable Rate
Group I; % of
prepayment
assumption
Adjustable Rate
Group II, % of
prepayment
assumption

         PERCENT OF CLASS A-F INITIAL NOTE PRINCIPAL BALANCE OUTSTANDING

                                                                     PREPAYMENT SCENARIO
                                          ---------------------------------------------------------------------------

DISTRIBUTION DATE                             I        II       III       IV       V        VI       VII      VIII
---------------------------------------------------------------------------------------------------------------------
Initial Percent                              100%      100%      100%     100%     100%     100%      100%     100%






















Weighted Average Life to
Maturity (years)

Weighted Average Life to Call*
(years)

* Assuming early termination by repurchase of the related mortgage loans.

        PERCENT OF CLASS A-V1 INITIAL NOTE PRINCIPAL BALANCE OUTSTANDING

                                                                     PREPAYMENT SCENARIO
                                          ---------------------------------------------------------------------------

DISTRIBUTION DATE                             I        II       III       IV       V        VI       VII      VIII
---------------------------------------------------------------------------------------------------------------------
Initial Percent                              100%      100%      100%     100%     100%     100%      100%     100%






















Weighted Average Life to
Maturity (years)

Weighted Average Life to Call*
(years)

* Assuming early termination by repurchase of the related mortgage loans.

        PERCENT OF CLASS A-V2 INITIAL NOTE PRINCIPAL BALANCE OUTSTANDING

                                                                     PREPAYMENT SCENARIO
                                          ---------------------------------------------------------------------------

DISTRIBUTION DATE                             I        II       III       IV       V        VI       VII      VIII
---------------------------------------------------------------------------------------------------------------------
Initial Percent                              100%      100%      100%     100%     100%     100%      100%     100%






















Weighted Average Life to
Maturity (years)

Weighted Average Life to Call*
(years)

* Assuming early termination by repurchase of the related mortgage loans.

                 ORIGINATION AND SERVICING OF THE MORTGAGE LOANS

THE ORIGINATORS

         Approximately _____%, ______% and ______% of the statistic calculation loans (by aggregate principal balance) were originated by or acquired through affiliates of the sponsor. The remaining ____% of the statistic calculation loans were acquired by the sponsor in arm's-length transactions from entities not affiliated with the sponsor. The proportion of mortgage loans in the final mortgage pool (after inclusion of the subsequent mortgage loans) will not be materially different from the proportion of statistic calculation loans shown above.

UNDERWRITING OF MORTGAGE LOANS

         Mortgage loans originated by affiliated originators have been underwritten in accordance with standard guidelines, called the sponsor's guidelines, developed by the sponsor and the related affiliated originator, as described in the prospectus. Mortgage loans originated by unaffiliated originators are re-underwritten in accordance with the sponsor's guidelines.

MORTGAGE LOAN DELINQUENCY AND FORECLOSURE EXPERIENCE

         The following table sets forth delinquency and foreclosure experience of home equity loans included in the sponsor's servicing portfolio as of or for the periods indicated. Certain information concerning the delinquency and foreclosure experience with respect to home equity mortgage loans serviced by affiliates of the sponsor, including home equity loans pooled and securitized or sold in the secondary market, is set forth in the prospectus. Such information includes delinquency and foreclosure experience with respect to home equity mortgage loans originated by affiliated originators or purchased by the sponsor and, in each case, serviced by or on behalf of the sponsor as of the end of the period indicated.

                                                                               YEAR ENDED           YEAR ENDED
                                                                          ------------------------------------------
                                                                              (DOLLARS IN          (DOLLARS IN
                                                                               THOUSANDS)           THOUSANDS)
Percentage of dollar amount of delinquent loans to loans
serviced (period end)(1)(2)(3)(4)
One month
Two months
Three or more months:
Not foreclosed(5)
Foreclosed(6)
             Total
Percentage of dollar amount of loans foreclosed during the
period to average servicing portfolio(4)(8)
Number of loans foreclosed during the period

                                                                               YEAR ENDED           YEAR ENDED
                                                                          ------------------------------------------
                                                                              (DOLLARS IN          (DOLLARS IN
                                                                               THOUSANDS)           THOUSANDS)
Number of loans liquidated during the period
Principal amount at time of foreclosure of loans foreclosed
during the period
Net losses on liquidations during the period(7)
Percentage of annualized losses to average servicing
portfolio(4)(8)
Servicing portfolio at period end

---------
(1)      Delinquent loans are loans for which more than one payment is past due.
(2) The delinquency and foreclosure percentages are calculated on the basis of the total dollar amount of mortgage loans serviced by the sponsor and any subservicers, as of the end of the periods indicated.
(3) At ________, the dollar volume of loans delinquent more than __ days in __ of the sponsor's securitization trusts exceeded the permitted limits in the related sale and servicing agreements. At _______________, _______ of the sponsor's securitization trusts (which includes nine of the aforementioned trusts) have also exceeded certain loss limits. we refer you to the related discussion in this section following this table.
(4) The servicing portfolio used in the percentage calculations includes $_______ million and $___________ million of loans subserviced for others by the sponsor on an interim basis at __________ and ____________, respectively.
(5) Represents loans that are in foreclosure but as to which foreclosure proceedings have not concluded.
(6) Represents properties acquired following a foreclosure sale and still serviced by the sponsor at period end.
(7) Represents losses, net of gains, on properties sold through foreclosure or other default management activities during the periods indicated.
(8) The percentages were calculated to reflect the dollar volume of loans foreclosed or annualized losses, as the case may be, to the average dollar amount of mortgage loans serviced by the sponsor and any subservicers during the related periods indicated.

         There is no assurance that the delinquency, foreclosure and loss experience with respect to any of the mortgage loans will be comparable to the experience reflected above or in the prospectus. As a lender that specializes in loans made to credit impaired borrowers, the actual rates of delinquencies, foreclosures and losses on such mortgage loans can be higher than those historically experienced in the mortgage lending industry in general, particularly in periods during which the values of the related mortgaged properties decline. In addition, the rate of delinquencies, foreclosures and losses with respect to the mortgage loans will also be affected by, among other things, interest rate fluctuations and general and regional economic conditions.

         In connection with securitization transactions, the sponsor has entered into pooling and servicing agreements that contain specified limits on delinquencies and losses that may be incurred in each trust. At _________, the dollar volume of loans delinquent more than __ days in ten of the sponsor's securitization trusts formed in calendar years ____, ____ and ____ have exceeded the permitted limits specified in the related pooling and servicing agreements. The higher delinquency rates negatively affect the sponsor's cash flows by obligating the sponsor to advance past due interest and permit the related monoline insurance company to terminate the sponsor's servicing rights to the affected trusts.

         At ____________, ___________ of the sponsor's securitization trusts, including ________ of the trusts referred to above, have also exceeded one or both of the permitted loss limits, which permits the related monoline insurance company to terminate the sponsor's servicing rights with respect to the affected trusts. Current loss levels have increased due to a loss mitigation strategy of minimizing the period in which foreclosed upon properties are held prior to liquidation. Current loss levels have also increased due to the seasoning of the loans in the sponsor's portfolio. The seasoning of the portfolio may contribute to an increase in losses over time.

         Although the related monoline insurance company for each securitization has the right to terminate servicing with respect to the trusts referred to above, to date no servicing rights have been terminated. There can be no assurance, however, that the sponsor's servicing rights with respect to the mortgage loans in such trusts, or any other trusts that exceed the specified delinquency or loss limits in future periods, will not be terminated.

         The performance of the mortgage loans in any securitization trust other than the trust to which the offered notes relate will not affect the performance of the mortgage loans contained in the trust. The performance of the mortgage loans in such other securitization trusts is not necessarily predictive of the performance of the mortgage loans contained in the trust, and no assurance can be made as to the levels of delinquencies and losses that may be experienced by the trust with respect to the mortgage loans contained therein.

THE SERVICER

         The information set forth in the following paragraphs has been provided by the servicer. none of the sponsor, the indenture trustee or the underwriters or any of their respective affiliates has made or will make any representation as to the accuracy or completeness of this information.

         ______________________, called ______________, will act as servicer under the sale and servicing agreement. during the servicing transfer period expected to be completed by ______________, the sponsor will directly service the mortgage loans as interim subservicer on behalf of ___________________. Upon completion of the servicing transfer, __________________ will directly service the mortgage loans. Both the sponsor, as interim subservicer, and _____________, as servicer, will service the mortgage loans in accordance with the terms of the sale and servicing agreement.

         ________________ is a ___________ corporation and a subsidiary of
__________________. ______________ is engaged primarily in the mortgage banking business, and as such, originates, purchases, sells and services mortgage loans. ________________ originates mortgage loans through a retail branch system and through mortgage loan brokers and correspondents nationwide. ___________________ mortgage loans are principally first-lien, fixed-rate or adjustable-rate mortgage loans secured by single-family residences.

         As of _____________, _________________ provided servicing for mortgage loans with an aggregate principal balance of approximately $_______________, substantially all of which are being serviced for unaffiliated persons. As of _____________, _______________ provided servicing for approximately $__________
in subprime mortgage loans.

         The principal executive offices of ______________ are located at ____________________. Its telephone number is (______) __________.
______________ conducts operations from its headquarters in ___________ and from offices throughout the nation.

LOAN SERVICING

         ______________ has established standard policies for the servicing and collection of mortgage loans. Servicing includes, but is not limited to:

         (a) collecting, aggregating and remitting mortgage loan payments,
         (b) accounting for principal and interest,
         (c) holding escrow (impound) funds for payment of taxes and insurance,
         (d) making inspections as required of mortgaged properties,
         (e) preparation of tax related information in connection with mortgage loans,
         (f) supervision of delinquent mortgage loans,
         (g) loss mitigation efforts,
         (h) foreclosure proceedings and, if applicable, the disposition of mortgaged properties, and
         (i) generally administering mortgage loans, for which it receives servicing fees.

         Billing statements with respect to mortgage loans are mailed monthly by _______________. The statement details all debits and credits and specifies the payment due. Notice of changes in the applicable loan rate are provided by ________________ to the mortgagor with such statements.

         _____________ currently reports borrower payment performance to three nationally recognized credit repositories.

COLLECTION PROCEDURES

         When a mortgagor fails to make a payment on a subprime mortgage loan, _________________ attempts to cause the deficiency to be cured by corresponding with the mortgagor. Pursuant to ___________________ subprime servicing procedures, ______________ generally mails to the mortgagor a notice of intent to foreclose after the loan becomes 31 days past due (two payments due but not received) and, within 30 days thereafter, if the loan remains delinquent, institutes appropriate legal action to foreclose on the mortgaged property. Foreclosure proceedings may be terminated if the delinquency is cured. Mortgage loans to borrowers in bankruptcy proceedings may be restructured in accordance with law and with a view to maximizing recovery of such loans, including any deficiencies.

         Once foreclosure is initiated by __________________, a foreclosure tracking system is used to monitor the progress of the proceedings. The system includes state specific parameters to monitor whether proceedings are progressing within the time frame typical for the state in which the mortgaged property is located. During the foreclosure proceeding, ______________ determines the amount of the foreclosure bid and whether to liquidate the mortgage loan.

         If foreclosed, the mortgaged property is sold at a public or private sale and may be purchased by ________________. After foreclosure, _____________ may liquidate the mortgaged property and charge-off the loan balance which was not recovered through liquidation proceeds.

         Servicing and charge-off policies and collection practices with respect to subprime mortgage loans may change over time in accordance with, among other things, ______________ business judgment, changes in the servicing portfolio and applicable laws and regulations.

SERVICING OF MORTGAGE LOANS

         The servicer will service the mortgage loans in accordance with the provisions of the sale and servicing agreement and the policies, procedures and practices customarily employed by the servicer in servicing other comparable mortgage loans. Consistent with the foregoing, the servicer may, in its discretion

         (a) waive any assumption fees, late payment charges, charges for checks returned for insufficient funds or other fees that may be collected in the ordinary course of servicing a mortgage loan,

         (b) arrange a schedule for the payment of delinquent payments on the related mortgage loan, subject to conditions set forth in the sale and servicing agreement, if a mortgagor is in default or about to be in default because of such mortgagor's financial condition, or

         (c) modify monthly payments on mortgage loans in accordance with the servicer's general policy on mortgage loans subject to the Soldiers' and Sailors' Civil Relief Act of 1940, as amended.

         In any case in which the servicer becomes aware that a mortgaged property has been or is about to be conveyed by the related mortgagor, the sale and servicing agreement will require the servicer to enforce any due-on-sale clause contained in the related mortgage note or mortgage, to the extent permitted by the related mortgage note and mortgage and applicable law or regulation, but only to the extent such enforcement will not adversely affect or jeopardize coverage under any related insurance policy or result in legal action by the mortgagor. Additionally, the servicer may, to the extent permitted in the sale and servicing agreement, enter into certain assumption and modification agreements with the person to whom such mortgaged property has been or is about to be conveyed.

         The servicer, acting as agent for the trust, will not consent to the subsequent placement of a deed of trust or mortgage, as applicable, on any mortgaged property that is of equal or higher priority to that of the lien securing the related mortgage loan unless such mortgage loan is prepaid in full, thereby removing such mortgage loan from the trust.

         Under the terms of each mortgage loan, the mortgagor agrees to pay a late charge (which the servicer is entitled to retain as additional servicing compensation under the sale and servicing agreement) if a monthly payment on a mortgage loan is not received within the number of days specified in the mortgage note after its due date. If the mortgage loan remains delinquent, the servicer will attempt to contact the mortgagor to determine the cause of the delinquency and to obtain a commitment to cure the delinquency at the earliest possible time.

         Due to changes in interest rates, property appreciation, loan seasoning and other factors, borrowers with mortgage loans serviced by the servicer may be the subject of solicitations from competitors of the servicer to refinance their loans (including the mortgage loans). Any refinancing of the mortgage loans, whether such refinancing is effected by the servicer or a competitor, will affect the rate of prepayment of the mortgage loans.

         The servicer will foreclose upon or otherwise comparably convert to ownership mortgaged properties securing such of the mortgage loans as come into default and as to which no satisfactory arrangements can be made for the collection of delinquent payments.

INITIAL TERM OF SERVICER AND EXTENSIONS OF TERM

         Pursuant to the sale and servicing agreement, the servicer covenants and agrees to act as the servicer for an initial term from the closing date to _______________, which term will be extendable by the note insurer by notice to the indenture trustee for successive terms of _____ calendar months each, until the termination of the trust. The note insurer has agreed to extend each ______ month term of the servicer in the absence of an event of default by the servicer under the sale and servicing agreement.

         The servicer will, upon its receipt of a notice of extension, become bound for the duration of the term covered by such extension notice to continue as the servicer subject to and in accordance with the other provisions of the sale and servicing agreement. If, as of the _________ day prior to the last day of any term of the servicer, the indenture trustee shall not have received any extension notice from the note insurer, the indenture trustee will, within ________ days thereafter, give written notice of such non-receipt to the note insurer and the servicer. Upon any such termination of the servicer, all authority and power of the servicer under the sale and servicing agreement will pass to a successor servicer appointed in the manner set forth in the sale and servicing agreement, the selection of which may be made by the note insurer unless a note insurer default has occurred and is continuing. This provision under the sale and servicing agreement may be modified or repealed upon the consent of the note insurer, without the consent of noteholders.

SUB-SERVICING

         The servicer may enter into sub-servicing agreements with other mortgage servicing institutions, each called a sub-servicer, which may include the sponsor or affiliates of the sponsor, meeting the requirements set forth in the sale and servicing agreement, to initially service and administer certain mortgage loans on behalf of the servicer. Any such sub-servicing arrangements will provide that the sub-servicer will service the mortgage loans specified therein in accordance with the provisions and requirements of the sale and servicing agreement, but will not relieve the servicer of any liability associated with servicing the mortgage loans. Compensation for the services of any sub-servicer will be paid by the servicer.

HAZARD INSURANCE

         Each mortgage loan requires the mortgagor to maintain a hazard insurance policy for the corresponding mortgaged property in an amount that is at least equal to the least of

                           (i) the outstanding principal balance owing on the
                  mortgage loan and any senior mortgage loan on the property,

                           (ii) the full insurable value of the related mortgage
                  property and

                           (iii) the minimum amount required to compensate for
                  damage or loss on a replacement cost basis. Hazard insurance policies generally insure against loss by fire and by hazards included within the term "extended coverage" for the term of the corresponding mortgage loan.

         In general, the standard form of fire and extended coverage policy covers physical damage to or destruction of the improvements on the property by hazards such as fire, lightning, explosion and smoke. The existence of a hazard insurance policy is verified upon origination of any mortgage loan. In the event the servicer is made aware of any expiration or cancellation of a hazard insurance policy, the servicer will generally force-place hazard insurance covering loss by fire and by hazards included within the term "extended coverage."

SERVICING AND OTHER COMPENSATION; PAYMENT OF EXPENSES

         A servicing fee, called the monthly servicing fee, will be the primary compensation to be paid to the servicer in respect of its servicing activities and will be paid to the servicer on each deposit date out of collections of interest for the related mortgage loan group received on or in respect of the related mortgage loans for the related collection period. The monthly servicing fee will equal one-twelfth of the product of (a) ___% and (b) the aggregate principal balance of the mortgage loans in the related mortgage loan group at the beginning of such collection period. Certain fees collected from mortgagors will be retained by the servicer as additional servicing compensation.

MONTHLY ADVANCES

         Not later than the close of business on the deposit date prior to each distribution date, the servicer will deposit into the collection account the interest component, net of the monthly servicing fee, of any payment due during the related collection period and not yet received. The servicer is required to advance such amount, called a monthly advance, if it reasonably believes that the delinquent interest payment will be recoverable from subsequent collections on the related mortgage loan. The servicer shall make such advance either out of its own funds or to a limited extent from collections on other mortgage loans received since the end of the related collection period. To the extent the servicer uses collections from other mortgage loans, the servicer must reimburse the trust prior to the next succeeding deposit date. The servicer is entitled to reimbursement of a monthly advance made from its own funds from collections on the related mortgage loan in respect of which such monthly advance was made.

         To the extent that the servicer has made a monthly advance that the servicer reasonably believes will not be recoverable from subsequent collections on the related mortgage loan, the servicer will be entitled to reimbursement for such advance from collections on any mortgage loans in the related mortgage loan group.

SERVICING ADVANCES

         The servicer will advance all reasonable and customary "out-of-pocket" costs and expenses incurred in the performance of its servicing obligations as it deems appropriate and advisable under the circumstances including, but not limited to, the cost of

         - the preservation, restoration and protection of the mortgaged properties,

         - any enforcement or judicial proceedings, including foreclosures, and

         - the management and liquidation of mortgaged properties acquired in satisfaction of the related mortgage.

         Each expenditure will constitute a servicing advance. The servicer will not be required to make any servicing advance to the extent it reasonably believes that such servicing advance would not be recoverable from collections or net liquidation proceeds on the related mortgage loan.

         The servicer may reimburse itself for a servicing advance from the mortgagor on whose behalf the servicing advance was made or from proceeds realized upon the liquidation of the related mortgage loan. In no case may the servicer recover servicing advances from the principal and interest payments on any other mortgage loan.

COMPENSATING INTEREST AND INTEREST SHORTFALLS

         With respect to each mortgage loan (i) as to which a prepayment was received, (ii) that became a liquidated mortgage loan or (iii) that was otherwise charged off during the collection period related to a distribution date, the servicer will be required with respect to such distribution date to remit to the indenture trustee an interest payment, equal to the difference, if any, between the interest due for such collection period and the amount of interest actually received on such mortgage loan during such collection period. Such interest payments are called compensating interest payments and are required to be made by the servicer only from amounts otherwise payable to the servicer as the monthly servicing fee. The servicer will not be entitled to be reimbursed from collections on the mortgage loans or any assets of the trust for any compensating interest payments made. If the monthly servicing fee for the related mortgage loan group in respect of any collection period is insufficient to make the entire required compensating interest payment, the resulting shortfall, called a prepayment interest shortfall, will reduce the amount of interest due and payable on the related offered notes on such distribution date and such reduction will not be recoverable thereafter. In addition, the application of the Soldiers' and Sailors' Civil Relief Act of 1940, as amended, or similar legislation to any mortgage loan may adversely affect, for an indeterminate period of time, the ability of the servicer to collect full amounts of interest on such mortgage loan. Such shortfalls will not be covered by the note insurance policy.

CERTAIN MATTERS REGARDING SERVICER'S SERVICING OBLIGATIONS

         The sale and servicing agreement will provide that the servicer may not resign from its obligations and duties as the servicer thereunder, except upon determination that its duties thereunder are no longer permissible under applicable law or regulation or are in material conflict by reason of applicable law or regulation with any other of its activities carried on as of the date of the sale and servicing agreement. No such resignation will become effective until the indenture trustee or a successor servicer has assumed the servicing obligations and duties of the servicer under the sale and servicing agreement.

         The sale and servicing agreement will also provide that neither the servicer, nor any of its directors, officers, employees or agents, will be liable to the indenture trustee, the trust or the noteholders for any action taken or for refraining from the taking of any action by the servicer pursuant to the sale and servicing agreement, or for errors in judgment, except in the case of willful misfeasance, bad faith or negligence.

         Any corporation into which the servicer may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the servicer shall be a party, or any corporation succeeding to the business of the servicer shall be the successor of the servicer under the agreement, without the execution or filing of any paper or any further act on the part of any of the parties to the sale and servicing agreement, anything in the sale and servicing agreement to the contrary notwithstanding.

                                THE NOTE INSURER

         The following information has been supplied by __________________, called the note insurer, for inclusion in this prospectus supplement.

GENERAL

         The note insurer is a monoline insurance company incorporated in ______ under the laws of the State of ___________. The note insurer is licensed to engage in financial guaranty insurance business in ______ states, the District of Columbia and Puerto Rico and the U.S. Virgin Islands.

         The note insurer and its subsidiaries are engaged in the business of writing financial guaranty insurance, principally in respect of securities offered in domestic and foreign markets. Financial guaranty insurance provides a guaranty of scheduled payments of an issuer's securities -- thereby enhancing the credit rating of those securities -- in consideration for the payment of a premium to the insurer. The note insurer and its subsidiaries principally insure asset-backed, collateralized and municipal securities. Asset-backed securities are typically supported by residential mortgage loans, consumer or trade receivables, securities or other assets having an ascertainable cash flow or market value. Collateralized securities include public utility first mortgage bonds and sale/leaseback obligation bonds. Municipal securities include general obligation bonds, special revenue bonds and other special obligations of state and local governments. The note insurer insures both newly-issued securities sold in the primary market and outstanding securities sold in the secondary market that satisfy the note insurer's underwriting criteria.

         The note insurer is a wholly-owned subsidiary of _________________. ________ is an indirect subsidiary of ___________, a publicly held ___________ corporation. _____________, through its bank subsidiaries, is primarily engaged in the business of public finance in _____________ and other European countries. No shareholder of ___________ or the note insurer is obligated to pay any debts of the note insurer or any claim under any insurance policy issued by the note insurer or to make any additional contribution to the capital of the note insurer.

         The principal executive offices of the note insurer are located at ______________, ______________, and its telephone number at that location is (_____) _______________.

REINSURANCE

         Under an intercompany agreement, liabilities on financial guaranty insurance written or reinsured from third parties by the note insurer or any of its domestic or _______________ operating insurance company subsidiaries are generally reinsured among such companies on an agreed-upon percentage substantially proportional to their respective capital, surplus and reserves, subject to applicable statutory risk limitations. In addition, the note insurer reinsures a portion of its liabilities under certain of its financial guaranty insurance policies with other reinsurers under various quota share treaties and on a transaction-by-transaction basis. This reinsurance is used by the note insurer as a risk management device and to comply with certain statutory and rating agency requirements; it does not alter or limit the note insurer's obligations under any financial guaranty insurance policy.

RATING OF CLAIMS-PAYING ABILITY

         The note insurer's insurance financial strength is rated "Aaa" by Moody's. The note insurer's insurer financial strength is rated "AAA" by S&P and Standard & Poor's (Australia) Pty. Ltd. The note insurer's insurance financial strength is rated "AAA" by Fitch. Such ratings reflect only the views of the respective rating agencies, are not recommendations to buy, sell or hold securities and are subject to revision or withdrawal at any time by such rating agencies. WE REFER YOU TO "RATING OF THE OFFERED NOTES" IN THIS PROSPECTUS SUPPLEMENT.

CAPITALIZATION

         The following table sets forth the capitalization of the note insurer and its subsidiaries as of ________________, on the basis of accounting principles generally accepted in the United States of America:

                                                                                                    , 200__
                                                                                             ----------------------
                                                                                                (IN THOUSANDS)
Deferred Premium Revenue (net of prepaid reinsurance premiums)
Surplus Notes
Minority Interest
Shareholder's Equity:
Common Stock
Additional Paid-In Capital
Accumulated Other Comprehensive Income (net of deferred income taxes)
Accumulated Earnings
Total Shareholder's Equity
Total Deferred Premium Revenue, Surplus Notes, Minority Interest and
Shareholder's Equity

         For further information concerning the note insurer, see the Consolidated Financial Statements of _____________________ and ________________,
and the notes thereto, incorporated by reference in this prospectus supplement. The note insurer's financial statements are included as exhibits to the annual report on form 10-K and quarterly reports on form 10-Q filed with the securities and exchange commission by ___________ and may be reviewed at the EDGAR website maintained by the securities and exchange commission and at ____________ website, ________________. Copies of the statutory quarterly and annual statements filed with the state of ____________________ by the note insurer are available upon request to the state of _______________________.

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

         In addition to the documents described under "Incorporation of Certain Documents by Reference" in the prospectus, the financial statements of the note insurer included in or as exhibits to the following documents that have been filed with the Securities and Exchange Commission by _____________, are hereby incorporated by reference in this prospectus supplement: (a) the annual report on form 10-K for the year ended ______________ and (b) the quarterly report on form 10-Q for the quarter ended _____________.

         All financial statements of the note insurer and its subsidiaries included in documents filed by _______________ pursuant to Section 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended, subsequent to the date of this prospectus supplement and prior to the termination of the offering of the offered notes shall be deemed to be incorporated by reference into this prospectus supplement and to be a part hereof from the respective dates of filing such documents.

         The sponsor has informed the note insurer that the sponsor will provide without charge to any person to whom this prospectus supplement is delivered, upon oral or written request of such person, a copy of any or all of the foregoing financial statements incorporated by reference. Requests for such copies should be directed to General Counsel, Aames Capital Corporation, 350 South Grand Avenue, Los Angeles, California 90071; telephone number (323) 210-5000.

         The sponsor hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the financial statements of the note insurer included in or as an exhibit to the Annual Report of _______________ filed pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act that is incorporated by reference in the registration statement of which this prospectus supplement forms a part shall be deemed to be a new registration statement relating to the offered notes, and the offering of the offered notes at that time shall be deemed to be the initial bona fide offering thereof.

INSURANCE REGULATION

         The note insurer is licensed and subject to regulation as a financial guaranty insurance corporation under the laws of the State of ________________, its state of domicile. In addition, the note insurer and its insurance subsidiaries are subject to regulation by insurance laws of the various other jurisdictions in which they are licensed to do business. As a financial guaranty insurance corporation licensed to do business in the State of ____________, the note insurer is subject to Article ____ of the _______________ Insurance Law, which, among other things, limits the business of each such insurer to financial guaranty insurance and related lines, requires that each such insurer maintain a minimum surplus to policyholders, establishes contingency, loss and unearned premium reserve requirements for each such insurer, and limits the size of individual transactions, or single risks, and the volume of transactions, or aggregate risks, that may be underwritten by each such insurer. Other provisions of the _____________________ Insurance Law, applicable to non-life insurance companies such as the note insurer, regulate, among other things, permitted investments, payment of dividends, transactions with affiliates, mergers, consolidations, acquisitions or sales of assets and incurrence of liability for borrowings.

                            PRIMARY MORTGAGE INSURER

         _________________________, the primary mortgage insurer, with its principal offices in __________, _________________, is a monoline private mortgage insurance company. The primary mortgage insurer provides mortgage guaranty insurance coverage on residential mortgage loans. The primary mortgage insurer is a wholly-owned subsidiary of _______________________. The primary mortgage Insurer is licensed in ___ states and the District of Columbia to offer such insurance and is approved as a private mortgage insurer by Fannie Mae and Freddie Mac.

         Currently, the primary mortgage insurer has a rating on its claims-paying ability of "AA+" from S&P, "AA+" from Fitch and "Aa2" from Moody's. The rating agency issuing the claims-paying ability rating can withdraw or change its rating at any time. The primary mortgage insurer's business is subject to a number of risks that could materially and adversely affect its claims-paying ability. Certain of such risks are described under the caption "risk factors" in Item 2 of __________________ Quarterly Report on Form 10-Q for the quarter ended ________________ filed with the Securities and Exchange Commission.

                     CERTAIN FEDERAL INCOME TAX CONSEQUENCES

         Stroock & Stroock & Lavan LLP, special tax counsel to the sponsor and the issuer, is of the opinion that, for federal income tax purposes, assuming that all of the provisions of the agreements are complied with, the notes will be considered indebtedness and the trust will not be an association, publicly traded partnership, or taxable mortgage taxable as a corporation. This opinion is an expression of opinion only, is not a guarantee of a particular tax result and is not binding on the Internal Revenue Service or any third party.

         The trust will agree, and the noteholders will agree by their purchase of the notes, to treat the notes as debt for federal income tax purposes. Consequently, unless the Internal Revenue Service were to successfully assert that the notes did not represent debt for federal income tax purposes, the noteholders will be subject to taxation as described in "Federal Income Tax Considerations-Taxation of debt securities including regular interest securities" in the prospectus.

         The class A-V1 and class A-V2 notes provide for stated interest at a floating rate based upon one-month LIBOR, but are subject to certain restrictions on the maximum level of the floating rate. Under Treasury regulations governing "original issue discount" ("OID"), stated interest payable at a variable rate is not taxed as OID or contingent interest if the variable rate is a qualified floating rate. The tax treatment of interest that is not based on a qualified floating rate is not certain and the regulations do not address the tax treatment of debt instruments bearing contingent interest except in circumstances not relevant to this discussion. Because of the imposition of an interest rate cap the tax treatment of interest on the notes is not entirely clear under the regulations, the trust intends to treat the stated interest as a "qualified floating rate" for OID purposes and thus the stated interest should not be taxable to the class A-V1 and class A-V2 noteholders as OID or as contingent interest.

         If the trust has a single owner for tax purposes it will be treated as division of its owner and as division of its owner will be disregarded as an entity separate from its owner for federal tax purposes. However, in the event that contrary to the opinion of special tax counsel, the

Internal Revenue Service successfully asserts that one or more classes of notes did not represent debt for federal tax purposes and instead were treated as equity, this could have certain adverse tax consequences to foreign holders as described in "Federal Income Tax Considerations-Tax consequences to holders of the notes issued by a partnership or division - possible alternative treatment of the notes" in the prospectus. If the trust has more than one owner for tax purposes, the sponsor intends to treat the trust as a partnership for federal income tax purposes and will not take any actions with respect to federal income tax reporting requirements that are inconsistent with the trust and the noteholders' agreement to treat the notes as debt for tax purposes.

                              ERISA CONSIDERATIONS

         Any fiduciary of an employee benefit plan or other retirement arrangement subject to Title I of the Employee Retirement Income Security Act of 1974, as amended, called ERISA, and/or Section 4975 of the Internal Revenue Code, collectively called a plan, which proposes to cause a plan to acquire any of the offered notes should consult with its counsel with respect to the potential consequences, under ERISA and the Internal Revenue Code, of the plan's acquisition and ownership of the notes.

         The U.S. Department of Labor has granted an administrative exemption to___________ (Prohibited Transaction Exemption, abbreviated as PTE, ___-___), which was amended by PTE 97-34 and was further recently amended by PTE 2000-58, which administrative exemption is referred to as the exemption, which exempts from the application of the prohibited transaction rules transactions relating to (1) the acquisition, sale and holding by plans of particular notes representing obligations of asset-backed trusts, with respect to which _______________ or any of its affiliates is the sole underwriter or the manager or co-manager of the underwriting syndicate; and (2) the servicing, operation and management of the asset-backed trusts, provided that the general conditions and other conditions set forth in the exemption are satisfied. The exemption will apply to the acquisition, holding and resale of the offered notes by a plan provided that its conditions are met. We refer you to "ERISA Considerations" in the prospectus.

         It is expected that the exemption will apply to the acquisition and holding of the offered notes by plans and that all conditions of the exemption other than those within the control of the investors will be met.

         The exemption does not apply to plans sponsored by the seller, the underwriters, the trustee, the securities administrator, the servicer, any other servicers or any mortgagor with respect to mortgage loans included in the trust constituting more than 5% of the aggregate unamortized principal balance of the assets in the trust or any affiliate of the parties, called the restricted group. No exemption is provided from the restrictions of ERISA for the acquisition or holding of offered notes on behalf of an excluded plan by any person who is a fiduciary with respect to the assets of the excluded plan. For purposes of the offered notes, an excluded plan is a plan sponsored by any member of the restricted group. In addition, no plan's investment in any class of offered notes may exceed 25% of all of the notes of the class outstanding at the time of the plan's acquisition and after the plan's acquisition of the class of offered notes, no more than 25% of the assets over which the fiduciary has investment authority may be invested in securities of a trust containing assets which are sold or serviced by the same entity. Finally, in the case of initial issuance, but not secondary market transactions, at least 50% of each class of offered notes, and at least 50% of the aggregate interest in the trust, must be acquired by persons independent of the restricted group.

         We recommend that any plan fiduciary considering whether to purchase any offered notes on behalf of a plan consult with its counsel regarding the applicability of the fiduciary responsibility and prohibited transaction provisions of ERISA and the Internal Revenue Code to the investment. Among other things, before purchasing any offered notes, a fiduciary of a plan subject to the fiduciary responsibility provisions of ERISA or an employee benefit plan subject to the prohibited transaction provisions of the Internal Revenue Code should make its own determination as to the availability of the exemptive relief provided in the exemption, and also consider the availability of any other prohibited transaction exemptions.

                                 USE OF PROCEEDS

         The sponsor intends to use the net proceeds to be received from the sale of the offered notes to pay off certain indebtedness incurred in connection with the acquisition of the mortgage loans, to repay warehouse facilities (including certain amounts owing to affiliates of the underwriters) and to pay other expenses associated with the pooling of the mortgage loans and the issuance of the notes.

                         LEGAL INVESTMENT CONSIDERATIONS

         The offered notes will NOT constitute "mortgage related securities" for purposes of the secondary mortgage market enhancement act of 1984. Accordingly, many institutions with legal authority to invest in comparably rated securities may not be legally authorized to invest in the offered notes. No representation is made in this prospectus supplement as to whether the offered notes constitute legal investments for any entity under any applicable statute, law, rule, regulation or order. You are urged to consult with your counsel concerning the status of the offered notes as legal investments for you prior to investing in the offered notes.

                                  UNDERWRITING

         Subject to the terms and conditions set forth in the underwriting agreement and the related pricing agreement, collectively called the underwriting agreement, among the sponsor and the underwriters named below, the sponsor has agreed to sell to the underwriters, and each of the underwriters has severally agreed to purchase from the sponsor the principal amount of offered notes set forth below opposite their respective names.

                                CLASS       CLASS       CLASS
             UNDERWRITER         A-F         A-V1       A-V2
        --------------------------------------------------------




         In the underwriting agreement, the underwriters have agreed, subject to the terms and conditions set forth therein, to purchase the entire principal amount of the offered notes.

         The sponsor has been advised that the underwriters propose initially to offer the offered notes to some dealers at the price less a selling concession not to exceed _____%, and that the underwriters may allow and the dealers may reallow a reallowance discount not to exceed _____%.

         After the initial public offering, the public offering prices, concessions and discounts may be changed.

         The sponsor has been advised by the underwriters that they presently intend to make a market in the offered notes. However, no underwriter is obligated to do so, any market-making may be discontinued at any time, and there can be no assurance that an active public market for any class of offered notes will develop or if one does develop, that it will continue for the life of the applicable class or that it will provide noteholders with a sufficient level of liquidity of investment.

         Until the distribution of the offered notes is completed, rules of the securities and exchange commission may limit the ability of the underwriters and some selling group members to bid for and purchase the offered notes. As an exception to these rules, the underwriters are permitted to engage in particular transactions that stabilize the prices of the offered notes. These transactions consist of bids or purchases for the purpose of pegging, fixing or maintaining the price of the offered notes.

         In general, purchases of a security for the purpose of stabilization or to reduce a short position could cause the price of the security to be higher than it might be in the absence of these purchases.

         Neither the sponsor nor any of the underwriters makes any representation or prediction as to the direction or magnitude of any effect that the transactions described above may have on the prices of the related offered notes. In addition, neither the seller nor any of the underwriters makes any representation that the underwriters will engage in these transactions or that the transactions, once commenced, will not be discontinued without notice.

         The underwriting agreement provides that the sponsor will indemnify the underwriters against particular civil liabilities, including liabilities under the Securities Act of 1933, as amended.

         Each of the underwriters has represented that: (i) it has not offered or sold and will not offer or sell, prior to the date six months after their date of issuance, any offered notes to persons in the United Kingdom, except to persons whose activities involve them in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of their businesses or otherwise in circumstances that have not resulted in and will not result in an offer to the public in the United Kingdom within the meaning of the public offers of securities regulations 1995; (ii) it has complied and will comply with all applicable provisions of the financial services act 1986 with respect to anything done by it in relation to the offered notes in, from or otherwise involving the United Kingdom; and (iii) it has only issued or passed on and will only issue or pass on in the United Kingdom any document received by it in connection with the issuance of the offered notes to a person who is of a kind described in article 11(3) of the Financial Services Act 1986 (investment advertisements) (exemptions) order 1997 or is a person to whom the document can lawfully be issued or passed on.

         The sponsor or its affiliates may apply all or any portion of the net proceeds of this offering to the repayment of debt, including "warehouse" debt secured by the mortgage loans (prior to their sale to the trust). One or more of the underwriters (or their respective affiliates) has acted as a "warehouse lender" to the sponsor or its affiliates, and may receive a portion of such proceeds as repayment of such warehouse debt.

                                     EXPERTS

         The consolidated balance sheets of __________________ and its subsidiaries as of _______________ and ____________ and the related consolidated statements of income, changes in shareholder's equity, and cash flows for each of the three years in the period ended ____________________, incorporated by reference in this prospectus supplement, have been incorporated herein in reliance on the report of _______________________, independent accountants, given on the authority of that firm as experts in accounting and auditing.

                                  LEGAL MATTERS

         Certain legal matters with respect to the notes will be passed upon for the sponsor by Stroock & Stroock & Lavan LLP, New York, New York. Brown & Wood LLP, New York, New York, will act as counsel for the underwriters.

                           RATING OF THE OFFERED NOTES

         It is a condition to the issuance of each class of offered notes that each such class shall be rated "Aaa" by Moody's Investors Service, Inc., called Moody's, "AAA" by Fitch, Inc., called Fitch and "AAA" by Standard and Poor's Rating Service, a division of The McGraw-Hill Companies, Inc. called S&P. Moody's, Fitch and S&P are collectively called the rating agencies.

         The ratings on the offered notes are based in substantial part on the claims-paying ability of the note insurer. Any change in the ratings of the note insurer by the rating agencies may result in a change in the ratings of the offered notes.

         The ratings assigned by the rating agencies to asset-backed notes address the likelihood of the receipt of all distributions on the related mortgage loans by the related noteholders under the agreements pursuant to which such notes are issued. The ratings take into consideration the credit quality of the related mortgage pool, including any credit support providers, structural and legal aspects associated with such notes, and the extent to which the payment stream on such mortgage pool is adequate to make payments required by such notes. The ratings on such notes do not, however, constitute a statement regarding frequency of prepayments on the related mortgage loans.

         There is no assurance that any rating assigned to the offered notes will continue for any period of time or that such ratings will not be revised or withdrawn. Any such revision or withdrawal of such ratings may have an adverse effect on the market price or liquidity of the offered notes.

         The ratings of the offered notes should be evaluated independently from similar ratings on other types of securities. A security rating is not a recommendation to buy, sell or hold securities.

         There can be no assurance as to whether any other rating agency will rate the offered notes, or, if one does, what rating will be assigned by such other rating agency. A rating on the offered notes by another rating agency, if assigned at all, may be lower than the ratings assigned to the offered notes by Moody's, Fitch or S&P.

                                     ANNEX A
                        DESCRIPTION OF THE MORTGAGE POOL

         The following is a description of certain terms of the statistic calculation loans in tabular form based on the statistic calculation loans and each mortgage loan group as of the statistic calculation date.

                                FIXED RATE GROUP
                 STATISTICAL CALCULATION DATE PRINCIPAL BALANCE

                                                                                                   PERCENTAGE OF
                                                                                                     STATISTIC
                                                                                                    CALCULATION
                                                                             STATISTIC                  DATE
   RANGE OF STATISTICAL CALCULATION              NUMBER OF                CALCULATION DATE           AGGREGATE
        DATE PRINCIPAL BALANCE                   STATISTIC                   AGGREGATE               PRINCIPAL
                                             CALCULATION LOANS           PRINCIPAL BALANCE            BALANCE
---------------------------------------------------------------------------------------------------------------------















                                FIXED RATE GROUP
                           MORTGAGE INTEREST RATES (1)

                                                                                              PERCENTAGE OF
                                                                   STATISTIC                    STATISTIC
                                      NUMBER OF                 CALCULATION DATE             CALCULATION DATE
     RANGE OF MORTGAGE                STATISTIC                    AGGREGATE                    AGGREGATE
       INTEREST RATES             CALCULATION LOANS            PRINCIPAL BALANCE            PRINCIPAL BALANCE
--------------------------------------------------------------------------------------------------------------------




















-------------
(1) The lender has acquired mortgage insurance on certain mortgage loans included in the preceding table. The mortgage interest rates for such mortgage loans are shown at the mortgage rates inclusive of any premium for the related mortgage insurance coverage. As of the statistic calculation date, the weighted average mortgage rate of the statistic calculation loans net of the related premiums for such mortgage insurance is expected to be approximately _______% per annum.

                                FIXED RATE GROUP
                            ORIGINAL TERM TO MATURITY

                                                                                              PERCENTAGE OF
                                                                   STATISTIC                    STATISTIC
          RANGE OF                    NUMBER OF                 CALCULATION DATE             CALCULATION DATE
     ORIGINAL TERMS TO                STATISTIC                    AGGREGATE                    AGGREGATE
     MATURITY (MONTHS)            CALCULATION LOANS            PRINCIPAL BALANCE            PRINCIPAL BALANCE
--------------------------------------------------------------------------------------------------------------------













                                FIXED RATE GROUP
                           REMAINING TERM TO MATURITY

                                                                                              PERCENTAGE OF
                                                                   STATISTIC                    STATISTIC
          RANGE OF                    NUMBER OF                 CALCULATION DATE             CALCULATION DATE
     REMAINING TERMS TO               STATISTIC                    AGGREGATE                    AGGREGATE
     MATURITY (MONTHS)            CALCULATION LOANS            PRINCIPAL BALANCE            PRINCIPAL BALANCE
--------------------------------------------------------------------------------------------------------------------













                                FIXED RATE GROUP
                        COMBINED LOAN-TO-VALUE RATIOS (1)

                                                                                                 PERCENTAGE OF
                                                                      STATISTIC                    STATISTIC
                                           NUMBER OF              CALCULATION DATE             CALCULATION DATE
        RANGE OF COMBINED                  STATISTIC                  AGGREGATE                    AGGREGATE
       LOAN-TO-VALUE RATIOS            CALCULATION LOANS          PRINCIPAL BALANCE            PRINCIPAL BALANCE
------------------------------------------------------------------------------------------------------------------------






















--------
(1) At the date of origination.

                                FIXED RATE GROUP
                                OCCUPANCY STATUS

                                                                                                        PERCENTAGE OF
                                                                                STATISTIC                 STATISTIC
                                                     NUMBER OF              CALCULATION DATE          CALCULATION DATE
                                                     STATISTIC                  AGGREGATE                 AGGREGATE
             OCCUPANCY STATUS                    CALCULATION LOANS          PRINCIPAL BALANCE         PRINCIPAL BALANCE
----------------------------------------------------------------------------------------------------------------------------









                                FIXED RATE GROUP
                           TYPE OF MORTGAGED PROPERTY

                                                                                                     PERCENTAGE OF
                                                                           STATISTIC                   STATISTIC
                                                NUMBER OF               CALCULATION DATE            CALCULATION DATE
                                                STATISTIC                  AGGREGATE                   AGGREGATE
PROPERTY TYPE                               CALCULATION LOANS          PRINCIPAL BALANCE           PRINCIPAL BALANCE
---------------------------------------------------------------------------------------------------------------------------










                                FIXED RATE GROUP
                        ORIGINATORS OF THE MORTGAGE LOANS

                                                                                                  PERCENTAGE OF
                                          NUMBER OF                    STATISTIC                    STATISTIC
                                          STATISTIC                CALCULATION DATE             CALCULATION DATE
                                      CALCULATION LOANS                AGGREGATE                    AGGREGATE
           ORIGINATOR                                              PRINCIPAL BALANCE            PRINCIPAL BALANCE
------------------------------------------------------------------------------------------------------------------------









                                FIXED RATE GROUP
                GEOGRAPHICAL DISTRIBUTION OF MORTGAGED PROPERTIES

                                                                                                PERCENTAGE OF
                                                                    STATISTIC                     STATISTIC
                                        NUMBER OF                CALCULATION DATE             CALCULATION DATE
                                        STATISTIC                   AGGREGATE                     AGGREGATE
            STATE                   CALCULATION LOANS           PRINCIPAL BALANCE             PRINCIPAL BALANCE
-----------------------------------------------------------------------------------------------------------------------

















                                FIXED RATE GROUP
                                PRIORITY OF LIEN

                                                                                             PERCENTAGE OF
                                                                STATISTIC                      STATISTIC
                                  NUMBER OF                 CALCULATION DATE                CALCULATION DATE
                                  STATISTIC                     AGGREGATE                    AGGREGATE POOL
       PRIORITY               CALCULATION LOANS             PRINCIPAL BALANCE              PRINCIPAL BALANCE
----------------------------------------------------------------------------------------------------------------------







                                FIXED RATE GROUP
                             PREPAYMENT PENALTY TERM

                                                                                                PERCENTAGE OF
                                                                       STATISTIC                  STATISTIC
                                            NUMBER OF              CALCULATION DATE            CALCULATION DATE
          ORIGINAL PREPAY                   STATISTIC                  AGGREGATE                AGGREGATE POOL
           PENALTY TERM                 CALCULATION LOANS          PRINCIPAL BALANCE          PRINCIPAL BALANCE
----------------------------------------------------------------------------------------------------------------------












                                FIXED RATE GROUP
                               DOCUMENTATION TYPE

                                                                                             PERCENTAGE OF
                                                                 STATISTIC                     STATISTIC
                                      NUMBER OF               CALCULATION DATE              CALCULATION DATE
                                      STATISTIC         AGGREGATE PRINCIPAL BALANCE          AGGREGATE POOL
     DOCUMENTATION TYPE           CALCULATION LOANS                                        PRINCIPAL BALANCE
--------------------------------------------------------------------------------------------------------------------








                                FIXED RATE GROUP
                                  CREDIT GRADE

                                                                                             PERCENTAGE OF
                                                                  STATISTIC                    STATISTIC
                                      NUMBER OF               CALCULATION DATE              CALCULATION DATE
                                      STATISTIC          AGGREGATE PRINCIPAL BALANCE         AGGREGATE POOL
        CREDIT GRADE              CALCULATION LOANS                                        PRINCIPAL BALANCE
--------------------------------------------------------------------------------------------------------------------















                                FIXED RATE GROUP
                                   FICO SCORE

                                                                                               PERCENTAGE OF
                                                                   STATISTIC                     STATISTIC
                                       NUMBER OF                CALCULATION DATE              CALCULATION DATE
                                       STATISTIC              AGGREGATE PRINCIPAL              AGGREGATE POOL
         FICO SCORE                CALCULATION LOANS                BALANCE                  PRINCIPAL BALANCE
----------------------------------------------------------------------------------------------------------------------













                             ADJUSTABLE RATE GROUP I
                 STATISTICAL CALCULATION DATE PRINCIPAL BALANCE

                                                                                                PERCENTAGE OF
                                                                      STATISTIC                   STATISTIC
 RANGE OF STATISTICAL CALCULATION           NUMBER OF             CALCULATION DATE            CALCULATION DATE
      DATE PRINCIPAL BALANCE                STATISTIC                 AGGREGATE                   AGGREGATE
                                        CALCULATION LOANS         PRINCIPAL BALANCE           PRINCIPAL BALANCE
----------------------------------------------------------------------------------------------------------------------













                             ADJUSTABLE RATE GROUP I
                           MORTGAGE INTEREST RATES (1)

                                                                                               PERCENTAGE OF
                                                                      STATISTIC                  STATISTIC
                                            NUMBER OF             CALCULATION DATE           CALCULATION DATE
         RANGE OF MORTGAGE                  STATISTIC                 AGGREGATE                  AGGREGATE
          INTEREST RATES                CALCULATION LOANS         PRINCIPAL BALANCE          PRINCIPAL BALANCE
--------------------------------------------------------------------------------------------------------------------















-----------
(1) The lender has acquired mortgage insurance on certain mortgage loans included in the preceding table. The mortgage interest rates for such mortgage loans are shown at the mortgage rates inclusive of any premium for the related mortgage insurance coverage. As of the statistic calculation date, the weighted average mortgage rate of the statistic calculation loans net of the related premiums for such mortgage insurance is expected to be approximately _______% per annum.

                             ADJUSTABLE RATE GROUP I
                            ORIGINAL TERM TO MATURITY

                                                                                               PERCENTAGE OF
                                                                     STATISTIC                   STATISTIC
             RANGE OF                      NUMBER OF             CALCULATION DATE            CALCULATION DATE
        ORIGINAL TERMS TO                  STATISTIC                 AGGREGATE                   AGGREGATE
        MATURITY (MONTHS)              CALCULATION LOANS         PRINCIPAL BALANCE           PRINCIPAL BALANCE
---------------------------------------------------------------------------------------------------------------------








                             ADJUSTABLE RATE GROUP I
                           REMAINING TERM TO MATURITY

                                                                                             PERCENTAGE OF
                                                                    STATISTIC                  STATISTIC
            RANGE OF                     NUMBER OF              CALCULATION DATE            CALCULATION DATE
       REMAINING TERMS TO                STATISTIC                  AGGREGATE                  AGGREGATE
       MATURITY (MONTHS)             CALCULATION LOANS          PRINCIPAL BALANCE          PRINCIPAL BALANCE
-------------------------------------------------------------------------------------------------------------------









                             ADJUSTABLE RATE GROUP I
                        COMBINED LOAN-TO-VALUE RATIOS (1)

                                                                                                  PERCENTAGE OF
                                            NUMBER OF                   STATISTIC                   STATISTIC
                                            STATISTIC               CALCULATION DATE            CALCULATION DATE
        RANGE OF COMBINED               CALCULATION LOANS               AGGREGATE                   AGGREGATE
       LOAN-TO-VALUE RATIOS                                         PRINCIPAL BALANCE           PRINCIPAL BALANCE
-----------------------------------------------------------------------------------------------------------------------


















-------
(1) At the date of origination.

                             ADJUSTABLE RATE GROUP I
                                OCCUPANCY STATUS

                                                                                                     PERCENTAGE OF
                                                                           STATISTIC                   STATISTIC
                                                 NUMBER OF              CALCULATION DATE           CALCULATION DATE
                                                 STATISTIC                 AGGREGATE                   AGGREGATE
            OCCUPANCY STATUS                 CALCULATION LOANS         PRINCIPAL BALANCE           PRINCIPAL BALANCE
--------------------------------------------------------------------------------------------------------------------------








                             ADJUSTABLE RATE GROUP I
                           TYPE OF MORTGAGED PROPERTY

                                                                                                    PERCENTAGE OF
                                                                           STATISTIC                  STATISTIC
                                                 NUMBER OF              CALCULATION DATE           CALCULATION DATE
                                                 STATISTIC                 AGGREGATE                  AGGREGATE
             PROPERTY TYPE                   CALCULATION LOANS         PRINCIPAL BALANCE          PRINCIPAL BALANCE
-------------------------------------------------------------------------------------------------------------------------









                             ADJUSTABLE RATE GROUP I
                        ORIGINATORS OF THE MORTGAGE LOANS

                                                                                                 PERCENTAGE OF
                                                                     STATISTIC                     STATISTIC
                                           NUMBER OF             CALCULATION DATE               CALCULATION DATE
                                           STATISTIC                 AGGREGATE                     AGGREGATE
            ORIGINATOR                 CALCULATION LOANS         PRINCIPAL BALANCE             PRINCIPAL BALANCE
--------------------------------------------------------------------------------------------------------------------------










                             ADJUSTABLE RATE GROUP I
                GEOGRAPHICAL DISTRIBUTION OF MORTGAGED PROPERTIES

                                                                                              PERCENTAGE OF
                                       NUMBER OF                   STATISTIC                    STATISTIC
                                       STATISTIC                CALCULATION DATE             CALCULATION DATE
                                      CALCULATION                  AGGREGATE                    AGGREGATE
            STATE                        LOANS                 PRINCIPAL BALANCE            PRINCIPAL BALANCE
--------------------------------------------------------------------------------------------------------------------





















                             ADJUSTABLE RATE GROUP I
                             RANGE OF GROSS MARGINS

                                                                                              PERCENTAGE OF
                                         NUMBER OF                  STATISTIC                   STATISTIC
                                         STATISTIC              CALCULATION DATE             CALCULATION DATE
            RANGE OF                    CALCULATION                 AGGREGATE                   AGGREGATE
         GROSS MARGINS                     LOANS                PRINCIPAL BALANCE           PRINCIPAL BALANCE
---------------------------------------------------------------------------------------------------------------------

















                             ADJUSTABLE RATE GROUP I
                    RANGE OF MAXIMUM MORTGAGE INTEREST RATES

                                                                                                   PERCENTAGE OF
                                               NUMBER OF                 STATISTIC                   STATISTIC
           RANGE OF MAXIMUM                    STATISTIC              CALCULATION DATE           CALCULATION DATE
               MORTGAGE                       CALCULATION                AGGREGATE                   AGGREGATE
            INTEREST RATES                       LOANS               PRINCIPAL BALANCE           PRINCIPAL BALANCE
------------------------------------------------------------------------------------------------------------------------




















                             ADJUSTABLE RATE GROUP I
                    RANGE OF MINIMUM MORTGAGE INTEREST RATES

                                                                                                  PERCENTAGE OF
                                                                         STATISTIC                  STATISTIC
                                               NUMBER OF              CALCULATION DATE           CALCULATION DATE
           RANGE OF MINIMUM                    STATISTIC                 AGGREGATE                  AGGREGATE
       MORTGAGE INTEREST RATES             CALCULATION LOANS         PRINCIPAL BALANCE          PRINCIPAL BALANCE
-----------------------------------------------------------------------------------------------------------------------






















                             ADJUSTABLE RATE GROUP I
                                  PRODUCT TYPE

                                                                                                 PERCENTAGE OF
                                                                        STATISTIC                  STATISTIC
                                              NUMBER OF              CALCULATION DATE           CALCULATION DATE
                                              STATISTIC                 AGGREGATE                  AGGREGATE
              PRODUCT:                    CALCULATION LOANS         PRINCIPAL BALANCE          PRINCIPAL BALANCE
----------------------------------------------------------------------------------------------------------------------












                             ADJUSTABLE RATE GROUP I
                             PREPAYMENT PENALTY TERM

                                                                                                    PERCENTAGE OF
                                                                           STATISTIC                  STATISTIC
                                                 NUMBER OF              CALCULATION DATE           CALCULATION DATE
            ORIGINAL PREPAY                      STATISTIC                 AGGREGATE                  AGGREGATE
             PENALTY TERM:                   CALCULATION LOANS         PRINCIPAL BALANCE          PRINCIPAL BALANCE
-------------------------------------------------------------------------------------------------------------------------










                             ADJUSTABLE RATE GROUP I
                               DOCUMENTATION TYPE

                                                                                                  PERCENTAGE OF
                                                                        STATISTIC                   STATISTIC
                                             NUMBER OF              CALCULATION DATE            CALCULATION DATE
                                             STATISTIC                  AGGREGATE                   AGGREGATE
        DOCUMENTATION TYPE:              CALCULATION LOANS          PRINCIPAL BALANCE           PRINCIPAL BALANCE
------------------------------------------------------------------------------------------------------------------------










                             ADJUSTABLE RATE GROUP I
                                  CREDIT GRADE

                                                                                            PERCENTAGE OF
                                                                   STATISTIC                  STATISTIC
                                        NUMBER OF              CALCULATION DATE            CALCULATION DATE
                                        STATISTIC                  AGGREGATE                  AGGREGATE
         CREDIT GRADE:              CALCULATION LOANS          PRINCIPAL BALANCE          PRINCIPAL BALANCE
------------------------------------------------------------------------------------------------------------------















                             ADJUSTABLE RATE GROUP I
                            MONTH OF NEXT CHANGE DATE

                                                                                                 PERCENTAGE OF
                                                                        STATISTIC                  STATISTIC
                                             NUMBER OF              CALCULATION DATE           CALCULATION DATE
           MONTH OF NEXT                     STATISTIC                  AGGREGATE                  AGGREGATE
            CHANGE DATE                  CALCULATION LOANS          PRINCIPAL BALANCE          PRINCIPAL BALANCE
----------------------------------------------------------------------------------------------------------------------





















                             ADJUSTABLE RATE GROUP I
                                   FICO SCORE

                                                                   STATISTIC
                                                               CALCULATION DATE               PERCENTAGE OF
                                       NUMBER OF                   AGGREGATE                    STATISTIC
                                       STATISTIC               PRINCIPAL BALANCE            CALCULATION DATE
                                   CALCULATION LOANS                                            AGGREGATE
         FICO SCORE:                                                                        PRINCIPAL BALANCE
---------------------------------------------------------------------------------------------------------------------






















                            ADJUSTABLE RATE GROUP II
                 STATISTICAL CALCULATION DATE PRINCIPAL BALANCE

                                                                                                   PERCENTAGE OF
        RANGE OF STATISTICAL                                            STATISTIC                    STATISTIC
          CALCULATION DATE                   NUMBER OF              CALCULATION DATE             CALCULATION DATE
         PRINCIPAL BALANCE                   STATISTIC                  AGGREGATE                    AGGREGATE
                                         CALCULATION LOANS          PRINCIPAL BALANCE            PRINCIPAL BALANCE
--------------------------------------------------------------------------------------------------------------------------




















                            ADJUSTABLE RATE GROUP II
                           MORTGAGE INTEREST RATES (1)

                                                                                             PERCENTAGE OF
                                                                  STATISTIC                    STATISTIC
                                       NUMBER OF              CALCULATION DATE             CALCULATION DATE
      RANGE OF MORTGAGE                STATISTIC                  AGGREGATE                    AGGREGATE
        INTEREST RATES             CALCULATION LOANS          PRINCIPAL BALANCE            PRINCIPAL BALANCE
--------------------------------------------------------------------------------------------------------------------





















-----------
(1) The lender has acquired mortgage insurance on certain mortgage loans included in the preceding table. The mortgage interest rates for such mortgage loans are shown at the mortgage rates inclusive of any premium for the related mortgage insurance coverage. As of the statistic calculation date, the weighted average mortgage rate of the statistic calculation loans net of the related premiums for such mortgage insurance is expected to be approximately _______% per annum.

                            ADJUSTABLE RATE GROUP II
                            ORIGINAL TERM TO MATURITY

                                                                                             PERCENTAGE OF
                                                                STATISTIC                      STATISTIC
          RANGE OF                    NUMBER OF              CALCULATION DATE               CALCULATION DATE
      ORIGINAL TERMS TO               STATISTIC                 AGGREGATE                      AGGREGATE
      MATURITY (MONTHS)           CALCULATION LOANS         PRINCIPAL BALANCE              PRINCIPAL BALANCE
----------------------------------------------------------------------------------------------------------------------








                            ADJUSTABLE RATE GROUP II
                           REMAINING TERM TO MATURITY

                                                                                              PERCENTAGE OF
                                                                  STATISTIC                     STATISTIC
           RANGE OF                    NUMBER OF              CALCULATION DATE              CALCULATION DATE
      REMAINING TERMS TO               STATISTIC                  AGGREGATE                     AGGREGATE
      MATURITY (MONTHS)            CALCULATION LOANS          PRINCIPAL BALANCE             PRINCIPAL BALANCE
-----------------------------------------------------------------------------------------------------------------------










                            ADJUSTABLE RATE GROUP II
                        COMBINED LOAN-TO-VALUE RATIOS (1)

                                                                                                PERCENTAGE OF
                                                                      STATISTIC                   STATISTIC
                                            NUMBER OF             CALCULATION DATE             CALCULATION DATE
         RANGE OF COMBINED                  STATISTIC                 AGGREGATE                   AGGREGATE
       LOAN-TO-VALUE RATIOS             CALCULATION LOANS         PRINCIPAL BALANCE           PRINCIPAL BALANCE
-----------------------------------------------------------------------------------------------------------------------


















------------
(1) At the date of origination.

                            ADJUSTABLE RATE GROUP II
                                OCCUPANCY STATUS

                                                                                                     PERCENTAGE OF
                                                                             STATISTIC                 STATISTIC
                                                  NUMBER OF              CALCULATION DATE          CALCULATION DATE
                                                  STATISTIC                  AGGREGATE                 AGGREGATE
            OCCUPANCY STATUS                  CALCULATION LOANS          PRINCIPAL BALANCE         PRINCIPAL BALANCE
-------------------------------------------------------------------------------------------------------------------------








                            ADJUSTABLE RATE GROUP II
                           TYPE OF MORTGAGED PROPERTY

                                                                                                  PERCENTAGE OF
                                                                        STATISTIC                   STATISTIC
                                             NUMBER OF              CALCULATION DATE            CALCULATION DATE
                                             STATISTIC                  AGGREGATE                   AGGREGATE
           PROPERTY TYPE                 CALCULATION LOANS          PRINCIPAL BALANCE           PRINCIPAL BALANCE
------------------------------------------------------------------------------------------------------------------------











                            ADJUSTABLE RATE GROUP II
                        ORIGINATORS OF THE MORTGAGE LOANS

                                                                                              PERCENTAGE OF
                                                                     STATISTIC                  STATISTIC
                                           NUMBER OF             CALCULATION DATE            CALCULATION DATE
                                           STATISTIC                 AGGREGATE                  AGGREGATE
            ORIGINATOR                 CALCULATION LOANS         PRINCIPAL BALANCE          PRINCIPAL BALANCE
--------------------------------------------------------------------------------------------------------------------











                            ADJUSTABLE RATE GROUP II
                GEOGRAPHICAL DISTRIBUTION OF MORTGAGED PROPERTIES

                                                                                              PERCENTAGE OF
                                                                     STATISTIC                  STATISTIC
                                           NUMBER OF             CALCULATION DATE            CALCULATION DATE
                                           STATISTIC                 AGGREGATE                  AGGREGATE
              STATE                    CALCULATION LOANS         PRINCIPAL BALANCE          PRINCIPAL BALANCE
--------------------------------------------------------------------------------------------------------------------











                            ADJUSTABLE RATE GROUP II
                             RANGE OF GROSS MARGINS

                                                                                               PERCENTAGE OF
                                                                    STATISTIC                    STATISTIC
                                         NUMBER OF              CALCULATION DATE             CALCULATION DATE
            RANGE OF                     STATISTIC                  AGGREGATE                    AGGREGATE
         GROSS MARGINS               CALCULATION LOANS          PRINCIPAL BALANCE            PRINCIPAL BALANCE
----------------------------------------------------------------------------------------------------------------------
















                            ADJUSTABLE RATE GROUP II
                    RANGE OF MAXIMUM MORTGAGE INTEREST RATES

                                                                                              PERCENTAGE OF
                                                                     STATISTIC                  STATISTIC
         RANGE OF MAXIMUM                  NUMBER OF             CALCULATION DATE           CALCULATION DATE
             MORTGAGE                      STATISTIC                 AGGREGATE                  AGGREGATE
          INTEREST RATES               CALCULATION LOANS         PRINCIPAL BALANCE          PRINCIPAL BALANCE
-------------------------------------------------------------------------------------------------------------------
















                            ADJUSTABLE RATE GROUP II
                    RANGE OF MINIMUM MORTGAGE INTEREST RATES

           RANGE OF MINIMUM                   NUMBER OF                  STATISTIC                 PERCENTAGE OF
        MORTGAGE INTEREST RATES               STATISTIC               CALCULATION DATE               STATISTIC
                                          CALCULATION LOANS              AGGREGATE               CALCULATION DATE
                                                                     PRINCIPAL BALANCE               AGGREGATE
                                                                                                 PRINCIPAL BALANCE
-----------------------------------------------------------------------------------------------------------------------


















                            ADJUSTABLE RATE GROUP II
                                  PRODUCT TYPE

                                                                                                PERCENTAGE OF
                                                                        STATISTIC                 STATISTIC
                                             NUMBER OF              CALCULATION DATE          CALCULATION DATE
                                             STATISTIC                  AGGREGATE                 AGGREGATE
              PRODUCT:                   CALCULATION LOANS          PRINCIPAL BALANCE         PRINCIPAL BALANCE
--------------------------------------------------------------------------------------------------------------------








                            ADJUSTABLE RATE GROUP II
                             PREPAYMENT PENALTY TERM

                                                                                                   PERCENTAGE OF
                                                                           STATISTIC                  STATISTIC
                                                 NUMBER OF              CALCULATION DATE          CALCULATION DATE
     ORIGINAL PREPAY PENALTY TERM:               STATISTIC                 AGGREGATE                  AGGREGATE
                                             CALCULATION LOANS         PRINCIPAL BALANCE          PRINCIPAL BALANCE
-----------------------------------------------------------------------------------------------------------------------













                            ADJUSTABLE RATE GROUP II
                               DOCUMENTATION TYPE

                                                                                                  PERCENTAGE OF
                                                                         STATISTIC                  STATISTIC
                                               NUMBER OF              CALCULATION DATE          CALCULATION DATE
                                               STATISTIC                 AGGREGATE                  AGGREGATE
          DOCUMENTATION TYPE:              CALCULATION LOANS         PRINCIPAL BALANCE          PRINCIPAL BALANCE
----------------------------------------------------------------------------------------------------------------------








                            ADJUSTABLE RATE GROUP II
                            MONTH OF NEXT CHANGE DATE

                                                                                                   PERCENTAGE OF
                                                                          STATISTIC                  STATISTIC
                                                NUMBER OF              CALCULATION DATE           CALCULATION DATE
                                                STATISTIC                 AGGREGATE                  AGGREGATE
       MONTH OF NEXT CHANGE DATE            CALCULATION LOANS         PRINCIPAL BALANCE          PRINCIPAL BALANCE
------------------------------------------------------------------------------------------------------------------------












                            ADJUSTABLE RATE GROUP II
                                  CREDIT GRADE

                                                                                        PERCENTAGE OF
                                                             STATISTIC                    STATISTIC
                                   NUMBER OF              CALCULATION DATE            CALCULATION DATE
                                   STATISTIC                 AGGREGATE                    AGGREGATE
      CREDIT GRADE:            CALCULATION LOANS         PRINCIPAL BALANCE            PRINCIPAL BALANCE
--------------------------------------------------------------------------------------------------------------














                            ADJUSTABLE RATE GROUP II
                                   FICO SCORE

                                                                                              PERCENTAGE OF
                                                                     STATISTIC                  STATISTIC
                                           NUMBER OF             CALCULATION DATE           CALCULATION DATE
                                           STATISTIC                 AGGREGATE                  AGGREGATE
           FICO SCORE:                 CALCULATION LOANS         PRINCIPAL BALANCE          PRINCIPAL BALANCE
-------------------------------------------------------------------------------------------------------------------















                                     ANNEX B
                        GLOBAL CLEARANCE, SETTLEMENT AND
                          TAX DOCUMENTATION PROCEDURES

         Except under limited circumstances, the globally offered Asset-Backed Notes, Series, refered to as global securities will be available only in book-entry form. Investors in the global securities may hold the global securities through any of DTC, Euroclear or Clearstream, Luxembourg. The global securities will be tradable as home market instruments in both the European and U.S. domestic markets. Initial settlement and all secondary trades will settle in same-day funds.

         Secondary market trading between investors holding global securities through Euroclear and Clearstream, Luxembourg will be conducted in the ordinary way in accordance with their normal rules and operating procedures and in accordance with conventional eurobond practice i.e., seven calendar day settlement.

         Secondary market trading between investors holding global securities through DTC will be conducted according to the rules and procedures applicable to U.S. corporate debt obligations and prior Asset-Backed Notes issues.

         Secondary cross-market trading between Euroclear or Clearstream, Luxembourg and DTC participants holding Notes will be effected on a delivery-against-payment basis through the respective depositaries of Euroclear and Clearstream, Luxembourg and as DTC participants.

         Non-U.S. holders as described below of global securities will be subject to U.S. withholding taxes unless the holders meet established requirements and deliver appropriate U.S. tax documents to the securities clearing organizations or their participants.

INITIAL SETTLEMENT

         All global securities will be held in book-entry form by DTC in the name of Cede & Co. as nominee of DTC. Investors' interests in the global securities will be represented through financial institutions acting on their behalf as direct and indirect participants in DTC. As a result, Euroclear and Clearstream, Luxembourg will hold positions on behalf of their participants through their respective depositaries, which in turn will hold the positions in accounts as DTC participants.

         Investors electing to hold their global securities through DTC will follow the settlement practices applicable to prior Asset-Backed Notes issues. Investor securities custody accounts will be credited with their holdings against payment in same-day funds on the settlement date.

         Investors electing to hold their global securities through Euroclear or Clearstream, Luxembourg accounts will follow the settlement procedures applicable to conventional eurobonds, except that there will be no temporary global security and no "lock-up" or restricted period. Global securities will be credited to the securities custody accounts on the settlement date against payment in same-day funds.

SECONDARY MARKET TRADING

         Since the purchaser determines the place of delivery, it is important to establish at the time of the trade where both the purchaser's and sellers' accounts are located to ensure that settlement can be made on the desired value date.

         Trading between DTC Participants. Secondary market trading between DTC participants will be settled using the procedures applicable to prior Home Equity Loan Asset-Backed Notes issues in same-day funds.

         TRADING BETWEEN EUROCLEAR AND/OR CLEARSTREAM, LUXEMBOURG PARTICIPANTS. Secondary market trading between Euroclear participants or Clearstream, Luxembourg participants will be settled using the procedures applicable to conventional eurobonds in same-day funds.

         TRADING BETWEEN DTC SELLER AND EUROCLEAR OR CLEARSTREAM, LUXEMBOURG PURCHASER. When global securities are to be transferred from the account of a DTC participant to the account of a Euroclear participant or a Clearstream, Luxembourg participant, the purchaser will send instructions to Euroclear or Clearstream, Luxembourg through a Euroclear participant or Clearstream, Luxembourg participant at least one business day prior to settlement. Euroclear or Clearstream, Luxembourg will instruct the respective depositary, as the case may be, to receive the global securities against payment. Payment will include interest accrued on the global securities from and including the last coupon payment date to and excluding the settlement date, on the basis of either the actual number of days in the accrual period and a year assumed to consist of 360 days or a 360-day year of 12 30-day months as applicable to the related class of global securities. For transactions settling on the 31st of the month, payment will include interest accrued to and excluding the first day of the following month. Payment will then be made by the respective depositary of the DTC participant's account against delivery of the global securities. After settlement has been completed, the global securities will be credited to the respective clearing system and by the clearing system, in accordance with its usual procedures, to the Euroclear participant's or Clearstream, Luxembourg participant's account. The securities credit will appear the next day (European time) and the cash debt will be back-valued to, and the interest on the global securities will accrue from, the value date (which would be the preceding day when settlement occurred in New York). If settlement is not completed on the intended value date (i.e., the trade fails), the Euroclear or Clearstream, Luxembourg cash debt will be valued instead as of the actual settlement date.

         Euroclear participants and Clearstream, Luxembourg participants will need to make available to the respective clearing systems the funds necessary to process same-day funds settlement. The most direct means of doing so is to preposition funds for settlement, either from cash on hand or existing lines of credit, as they would for any settlement occurring within Euroclear or Clearstream, Luxembourg. Under this approach, they may take on credit exposure to Euroclear or Clearstream, Luxembourg until the global securities are credited to their accounts one day later.

         As an alternative, if Euroclear or Clearstream, Luxembourg has extended a line of credit to them, Euroclear participants or Clearstream, Luxembourg participants can elect not to preposition funds and allow that credit line to be drawn upon the finance settlement. Under this procedure, Euroclear participants or Clearstream, Luxembourg participants purchasing global securities would incur overdraft charges for one day, assuming they cleared the overdraft when the global securities were credited to their accounts. However, interest on the global securities would accrue from the value date. Therefore, in many cases the investment income on the global securities earned during that one-day period may substantially reduce or offset the amount of the overdraft charges, although this result will depend on each Euroclear participant's or Clearstream, Luxembourg participant's particular cost of funds.

         Since the settlement is taking place during New York business hours, DTC participants can employ their usual procedures for sending global securities to the respective European depositary for the benefit of Euroclear participants or Clearstream, Luxembourg participants. The sale proceeds will be available to the DTC Seller on the settlement date. Thus, to the DTC participants a cross-market transaction will settle no differently than a trade between two DTC participants.

         TRADING BETWEEN EUROCLEAR OR CLEARSTREAM, LUXEMBOURG SELLER AND DTC PURCHASER. Due to time zone differences in their favor, Euroclear participants and Clearstream, Luxembourg participants may employ their customary procedures for transactions in which global securities are to be transferred by the respective clearing system, through the respective depositary, to a DTC participant. The seller will send instructions to Euroclear or Clearstream, Luxembourg through a Euroclear participant or Clearstream, Luxembourg participant at least one business day prior to settlement. In these cases Euroclear or Clearstream, Luxembourg will instruct the respective depositary, as appropriate, to deliver the global securities to the DTC participant's account against payment. Payment will include interest accrued on the global securities from and including the last coupon payment to and excluding the settlement date on the basis of either the actual number of days in the accrual period and a year assumed to consist of 360 days or a 360-day year of 12 30-day months as applicable to the related class of global securities. For transactions settling on the 31st of the month, payment will include interest accrued to and excluding the first day of the following month. The payment will then be reflected in the account of the Euroclear participant or Clearstream, Luxembourg participant the following day, and receipt of the cash proceeds in the Euroclear participant's or Clearstream, Luxembourg participant's account would be back-valued to the value date (which would be the preceding day, when settlement occurred in New
York). Should the Euroclear participant or Clearstream, Luxembourg participant have a line of credit with its respective clearing system and elect to be in debt in anticipation of receipt of the sale proceeds in its account, the back-valuation will extinguish any overdraft incurred over that one-day period. If settlement is not completed on the intended value date i.e., the trade fails, receipt of the cash proceeds in the Euroclear participant's or Clearstream, Luxembourg participant's account would instead be valued as of the actual settlement date.

         Finally, day traders that use Euroclear or Clearstream, Luxembourg and that purchase global securities from DTC participants for delivery to Euroclear participants or Clearstream, Luxembourg participants should note that these trades would automatically fail on the sale side unless affirmative action were taken. At least three techniques should be readily available to eliminate this potential problem:

                  (a) borrowing through Euroclear or Clearstream, Luxembourg for one day (until the purchase side of the day trade is reflected in their Euroclear or Clearstream, Luxembourg accounts) in accordance with the clearing system's customary procedures;

                  (b) borrowing the global securities in the U.S. from a DTC participant no later than one day prior to settlement, which would give the global securities sufficient time to be reflected in their Euroclear or Clearstream, Luxembourg account in order to settle the sale side of the trade; or

                  (c) staggering the value dates for the buy and sell sides of the trade so that the value date for the purchase from the DTC participant is at least one day prior to the value date for the sale to the Euroclear participant or Clearstream, Luxembourg participant

U.S. FEDERAL INCOME TAX DOCUMENTATION REQUIREMENTS

         A beneficial owner of global securities holding securities through Clearstream, Luxembourg or Euroclear (or through DTC if the holder has an address outside the U.S.) will be subject to the 30% (or in some cases 31%) U.S. withholding tax that generally applies to payments of interest on registered debt issued by U.S. persons, unless (1) each clearing system, bank or other financial institution that holds customers' securities in the ordinary course of its trade or business in the chain of intermediaries between the beneficial owner and the U.S. entity required to withhold tax complies with applicable certification requirements and (2) the beneficial owner takes one of the following steps to obtain an exemption or reduced tax rate:

         EXEMPTION FOR NON-U.S. PERSONS (FORM W-8 BEN). Beneficial owners of global securities that are non-U.S. persons can obtain a complete exemption from the withholding tax by filing a signed Form W-8 BEN. If the information shown on Form W-8 BEN changes, a new Form W-8 BEN must be filed within 30 days of the change.

         EXEMPTION FOR NON-U.S. PERSONS WITH EFFECTIVELY CONNECTED INCOME (FORM W-8ECI). A non-U.S. person, including a non-U.S. corporation or bank with a U.S. branch, for which the interest income is effectively connected with its conduct of a trade or business in the United States, can obtain an exemption from the withholding tax by filing Form W-8ECI.

         EXEMPTION OR REDUCED RATE FOR NON-U.S. PERSONS RESIDENT IN TREATY COUNTRIES (FORM W-8 BEN). Non-U.S. persons that are beneficial owners residing in a country that has a tax treaty with the United States can obtain an exemption or reduced tax rate (depending on the treaty terms) by filing Form W-8 BEN.

         EXEMPTION FOR U.S. PERSONS (FORM W-9). U.S. persons can obtain a complete exemption from the withholding tax by filing Form W-9.

         U.S. FEDERAL INCOME TAX REPORTING PROCEDURE. The global securities holder files by submitting the appropriate form to the person through whom he holds (e.g., the clearing agency, in the case of persons holding directly on the books of the clearing agency). Forms W-8 BEN and W-8ECI are generally effective for three calendar years.

         U.S. PERSON. As used in this prospectus supplement the term "U.S. person" means a beneficial owner of an offered note that is for United States federal income tax purposes

                  (a) a citizen or resident of the United States,

                  (b) a corporation or partnership created or organized in or under the laws of the United States or of any State thereof or the District of Columbia,

                  (c) an estate the income of which is subject to United States federal income taxation regardless of its source, or

                  (d) a trust if a court within the United States is able to exercise primary supervision of the administration of the trust and one or more United States persons have the authority to control all substantial decisions of the trust.

         As used in this prospectus supplement, the term "non-U.S. person" means a beneficial owner of an offered note that is not a U.S. person.

         This summary does not deal with all aspects of U.S. Federal income tax withholding that may be relevant to foreign holders of the global securities or with the application of the extensive withholding regulations that are generally effective with respect to payments made after _____________ which have detailed rules regarding the determination of beneficial ownership. Investors are advised to consult their own tax advisors for specific tax advice concerning their holding and disposing of the global securities.

                                     SUBJECT TO COMPLETION DATED _________, 200_
PROSPECTUS

                              $____________________

                            ASSET-BACKED CERTIFICATES

                               ASSET-BACKED BONDS

                                -----------------

                           AAMES CAPITAL CORPORATION,

                         AAMES CAPITAL ACCEPTANCE CORP.,

                                 EACH, A SPONSOR

                                -----------------

                                                                     -------------------------------------------------
SECURITIES OFFERED
-        asset-backed certificates, asset-backed bonds or a          The securities are obligations only of the
         combination                                                 related trust and are not insured or guaranteed
                                                                     by any governmental agency.
-        rated in one of four highest rating categories by at        The securities involve significant risks.  We
         least one rationally recognized rating                      recommend that you review the information under
         organization                                                "Risk Factors" in the related prospectus
                                                                     supplement.
-        not listed on any trading exchange                          This prospectus must be accompanied
                                                                     by a prospectus supplement for the
ASSETS                                                               particular series.
                                                                     -------------------------------------------------
-        mortgage loans secured by first or second liens on
         residential or _____ used properties
-        securities backed by those types of mortgage loans
-        may include one or more forms of enhancement

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. MAKING ANY CONTRARY REPRESENTATION IS A CRIMINAL OFFENSE.

The sponsor may offer securities through underwriters or by other methods described under the caption "Method of Distribution."

                                   The date of this prospectus is ________, 200_

                 INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

         The sponsor, as creator of each trust, has filed with the Securities and Exchange Commission a Registration Statement under the Securities Act of 1933, as amended, with respect to the bonds and the certificates offered pursuant to this prospectus. The Registration Statement includes information about the securities which is not included in this prospectus. Prospective investors may read the Registration Statement and make copies of it at the Commission's main office located at 450 Fifth Street, N.W., Washington, D.C. 20549 and at the Commission's regional offices located at Citicorp Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 6061-2511 and Seven World Trade Center, New York, New York 10048. Prospective investors also may obtain a copy of the Registration Statement by paying a fee set by the Commission and requesting a copy of the Registration Statement by paying a fee set by the Commission and requesting a copy from the Public Reference Section of the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. Prospective investors who have access to the Internet also may read the Registration Statement at the Commission's site on the World Wide Web located at http://www.sec.gov.

         Each trust will be required to file with the Commission pursuant to
Section 13(a), 13(c), 14 or 15(d) of the securities Exchange Act of 1934, as amended, (a) a Current Report on Form 8-K each month after the month of formation of that trust and prior to the expiration of the calendar year in which that trust was formed and (b) an annual report on Form 10-K within 90 days after the end of the calendar year in which the trust was formed. Each Form 8-K will include as an exhibit the monthly statement to securityholders of the related series. The Form 10-K will include certain summary information about the trust. Any reports and documents so filed by or on behalf of a trust before the termination of the offering of the securities of that trust will be incorporated in this prospectus. If the information incorporated by reference in this prospectus modifies or changes the information in this prospectus, the modified or changed information will control, and if any information incorporated by reference in this prospectus is itself modified or changed by subsequent information incorporated by reference, the latter information will control. Any reports and documents that are incorporated in this prospectus will not be physically included in this prospectus or delivered with this prospectus.

         The sponsor will provide without charge to each person, including any beneficial owner of securities, to whom a copy of this prospectus is delivered, on the written or oral request of any person, a copy of any or all of the documents incorporated in this prospectus or in any related prospectus supplement, other than exhibits to the documents unless these exhibits are specifically incorporated by reference in the document. Written requests for copies should be directed to General Counsel, Aames Capital Corporation, 350 South Grand Avenue, Los Angeles, California 90071. Telephone requests for copies should be directed to the sponsor, at (323) 210-5000. IN ORDER TO RECEIVE ANY REQUESTED INFORMATION IN A TIMELY FASHION, PROSPECTIVE INVESTORS MUST MAKE THEIR REQUESTS NO LATER THAN FIVE BUSINESS DAYS BEFORE THEY MUST MAKE THEIR INVESTMENT DECISIONS.

                                 USE OF PROCEEDS

         The seller will apply all or substantially all of the net proceeds from the sale of each series of securities for one or more of the following purposes:

         - to establish any reserve fund, pre-funding account or segregated trust account,

         - to pay costs of structuring and issuing the securities, including the costs of obtaining enhancement and

         - for its general corporate purposes.

                         AAMES CAPITAL ACCEPTANCE CORP.

         Aames Capital Acceptance Corp., called either ACAC or the sponsor, was incorporated in the State of Delaware on February 4, 1997 and is a wholly owned limited purpose finance subsidiary of Aames Financial Corporation. ACAC maintains its principal office at 350 South Grand Avenue, Los Angeles, California 90071 and its telephone number is (323) 210-5000. ACAC was organized for the sole purpose of facilitating transactions of the type described in this prospectus; specifically, the purchasing, holding, owning and transferring all right, title and interest in Mortgage Loans and any activities incidental to and necessary or convenient for the accomplishment of such purpose. ACAC does not have, and is not expected in the future to have, any significant assets.

         ACAC's Certificate of Incorporation places substantial restrictions on the operations and management of ACAC such that a voluntary or involuntary application for bankruptcy protection is unlikely. Neither ACAC nor any of its affiliates will insure or guarantee distributions on the Securities of any Series.

                            AAMES CAPITAL CORPORATION

GENERAL

         Aames Capital Corporation, called either ACC or the sponsor, was incorporated in the State of California on August 13, 1993 and is a wholly owned subsidiary of Aames Financial Corporation. ACC is primarily engaged in acquiring, owning, transferring and servicing mortgage loans. ACC maintains its principal offices at 350 South Grand Avenue, Los Angeles, California 90071 and its telephone number is (323) 210-5000. Neither ACC nor any of its affiliates will insure or guarantee distributions on the securities of any series. Either ACC, or such other entity identified in the related Pooling and Servicing Agreement, will act as servicer with respect to the mortgage loans included in the mortgage pool for any series of securities.

MORTGAGE LOAN DELINQUENCY AND FORECLOSURE EXPERIENCE

         The following table sets forth delinquency, foreclosure and loss information relating to ACC's servicing portfolio as of or for the periods indicated:

                                                                               AS OF OR FOR THE FISCAL YEARS
                                                                                       ENDED JUNE 30,
                                                                 -----------------------------------------------------------
                                                                         1997                 1998              1999
                                                                         ----                 ----              ----
                                                                                     (DOLLARS IN THOUSANDS)
Percentage of dollar amount of delinquent loans to loans
serviced (period end)(1)(2)(3)
One Month                                                                         4.3%                3.8%
Two Months                                                                        1.9%                1.3%
Three or More Months:

Not Foreclosed(4)                                                                 8.1%                9.0%
Foreclosed(5)                                                                     1.0%                1.5%

Total                                                                            15.3%               15.6%

Percentage of dollar amount of loans foreclosed during the
 period to loans serviced(2)(3)                                                   1.5%                2.0%
Number of loans foreclosed during the period                                       560               1,125
Principal amount of foreclosed loans during the period                         $48,029             $84,613
Net losses on liquidations during the period(6)                                 $5,470             $26,488
Percentage of losses to average servicing portfolio(3)                            .24%                .72%
Servicing portfolio at period end                                           $3,174,000          $4,147,000

------------
(1) Delinquent loans are loans for which more than one payment is past due.

(2) The delinquency and foreclosure percentages are calculated on the basis of the total dollar amount of mortgage loans originated or purchased by ACC and, in each case, serviced by ACC and any subservicers as of the end of the periods indicated.
(3) The servicing portfolio used in the percentage calculations includes $82 million of loans subserviced by ACC on an interim basis at June 30, 1998.
(4) Represents loans which are in foreclosure but as to which foreclosure proceedings have not concluded.
(5) Represents properties acquired following a foreclosure sale and still serviced by ACC at period end.
(6) Represents losses net of gains on foreclosed properties sold during the period indicated. ACC's servicing portfolio has grown over the periods presented. However, because foreclosures and losses typically occur months or years after a loan is originated, data relating to delinquencies, foreclosures and losses as a percentage of the current portfolio can understate the risk of future delinquencies, losses or foreclosures.

         There is no assurance that the delinquency, foreclosure and loss experience with respect to any of the mortgage loans or with respect to any mortgage pool will be comparable to the experience reflected above for home equity mortgage loans originated or purchased and serviced by affiliates of ACC. Because certain mortgage loans may have been underwritten pursuant to standards that rely primarily on the value of the related mortgaged properties rather than the creditworthiness of the related mortgagors, the actual rates of delinquencies, foreclosures and losses on such mortgage loans, particularly in periods during which the value of the related mortgaged properties has declined, could be higher than those historically experienced by the mortgage lending industry in general. to the extent the underwriting guidelines of ACC permit higher initial combined loan-to-value ratios than those that have been required historically, or to the extent mortgage pools contain a larger percentage of higher credit grade loans than have historically been the case, losses realized on foreclosures of the related mortgaged properties may be higher than the experience reflected above for home equity mortgage loans originated or purchased and serviced by affiliates of ACC. In addition, the rate of delinquencies, foreclosures and losses with respect to the mortgage loans will also be affected by, among other things, interest rate fluctuations and general and regional economic conditions.

                                 THE ORIGINATORS

         ACC may either acquire mortgage loans originated by one or more subsidiaries of Aames Financial Corporation, which are called affiliated originators in this prospectus, or one or more one of the affiliated originators, entities unaffiliated with Aames Financial Corporation, which are called. The affiliated originators and unaffiliated originators are collectively called originators.

UNDERWRITING GUIDELINES

         All mortgage loans originated by affiliated originators will be underwritten in accordance with standard underwriting guidelines developed by ACC and the related affiliated originator, as described below. Unless otherwise specified in the related Prospectus supplement, mortgage loans originated by unaffiliated originators are reunderwritten in accordance with the applicable underwriting guidelines. In connection with certain purchases of mortgage loans from unaffiliated originators, ACC may decide, after evaluating a number of factors, including ACC's previous experiences with a particular seller, the size of the loan portfolio and other relevant information to complete such purchase without re-underwriting the entire loan portfolio. In such cases, ACC will re-underwrite a statistically significant sample of the loans in that portfolio to confirm compliance with ACC's underwriting guidelines.


         ACC's underwriting guidelines are designed to assess the borrower's creditworthiness and the adequacy of the real property as collateral for the loan. The borrower's creditworthiness is assessed by examination of a number of factors, generally including calculation of debt-to-income ratios (which is the sum of the borrower's monthly debt payments divided by the borrowers' monthly income before taxes and other payroll deductions) an examination of the borrower's credit history and credit score through standard credit reporting bureaus, and by evaluating the borrower's payment history with respect to existing mortgages, if any, on the property.

         An assessment of the adequacy of the real property as collateral for the loan is primarily based upon an appraisal of the property and a calculation of the ratio of all mortgages existing on the property (including the loan applied for) to the appraised value of the property at the time of origination. This ratio is called the combined loan-to-value ratio. As a lender that specializes in loans made to credit impaired borrowers, ACC ordinarily makes mortgage loans to borrowers with credit histories or other factors that would typically disqualify them from consideration for a loan from traditional financial institutions. Consequently, ACC's underwriting guidelines generally require lower combined loan-to-value ratios than would typically be the case if the borrower could qualify for a loan from a traditional financial institution. Appraisers determine a property's value by reference to the sales prices of comparable properties recently sold, adjusted to reflect the condition of the property as determined through inspection. Appraisals on loans purchased by ACC are reviewed by ACC's own appraisers or by qualified contract appraisers approved by ACC to assure that they meet ACC's standards.

         The underwriting of a mortgage loan to be originated or purchased by ACC includes a review of the completed loan package, which includes the loan application, a current appraisal, a preliminary title report and a credit report. All loan applications and all closed loans offered to ACC for purchase must be approved by ACC in accordance with its underwriting criteria. ACC regularly reviews its underwriting guidelines and makes changes when appropriate to respond to market conditions, the performance of loans representing a particular loan product or changes in laws or regulations.

         ACC requires title insurance coverage issued on an American Land Title Association (or similar) form of title insurance on all residential properties securing mortgage loans it originates or purchases. The loan originator and its assignees are generally named as the insured. Title insurance policies indicate the lien position of the mortgage loan and protect ACC against loss if the title or lien position is not as indicated. The applicant is also required to maintain hazard and, in certain instances, flood insurance, in an amount sufficient to cover the new loan and any senior mortgage, subject to the maximum amount available under the National Flood Insurance Program.

         ACC has two general underwriting programs through which it implements the above:

         - the "traditional" underwriting program, under which the borrower's mortgage credit and consumer credit are each scored and weighted to determine the overall credit grade of the borrower with the borrower then being assigned an "A" through "D" credit grade, and

         - a credit score/and loan-to-value ratio based underwriting program, referred to as the "SNAP program", under which the borrower's credit score as reported by various reporting agencies and the loan-to-value ratio, known as the LTV, of the loan are used to determine whether the borrower qualifies for the loan requested and the appropriate pricing for that loan.

         "TRADITIONAL" UNDERWRITING PROGRAM. Under its "traditional" underwriting program, ACC assigns a letter credit grade (A, A-, B, C, C- and D) to each loan it originates or purchases depending on the risk profile of the loan, with the higher credit grades exhibiting a lower risk profile and the lower credit grades exhibiting increasingly higher risk profiles. Generally, the higher credit grade loans have higher loan-to-value ratios and carry a lower interest rate. The following chart generally outlines the parameters of the credit grades of ACC's traditional underwriting program as at the date hereof:

                   "A" CREDIT        "A-" CREDIT       "B" CREDIT       "C" CREDIT       "C-" CREDIT        "D" CREDIT
                      GRADE             GRADE             GRADE            GRADE             GRADE             GRADE
                -----------------------------------------------------------------------------------------------------------
GENERAL         Has good credit.  Has good credit   Generally good   Marginal credit   Marginal credit   Designed to
REPAYMENT                         but might have    mortgage pay     history which is  history not       provide a
                                  some minor        history but may  offset by other   offset by other   borrower with
                                  delinquency.      have marginal    positive          positive          poor credit
                                                    consumer credit  attributes.       attributes.       history an
                                                    history.                                             opportunity to
                                                                                                         correct past
                                                                                                         credit problems.

EXISTING        No lates in       No more than 59   No more than 89  Can have          No more than      Greater than 150
MORTGAGE LOANS  past 12 months.   days late at      days late at     multiple 30-day   149 days          days delinquent
                                  closing and a     closing and a    lates and two     delinquent in     in the past 12
                                  maximum of two    maximum of four  60-day lates or   the past 12       months.
                                  30-day lates in   30-day lates in  one 90-day late   months. Can
                                  the past 12       the past 12      in the past 12    have multiple
                                  months.           months or one    months;           90-day lates or
                                                    60-day late and  currently not     one 120 day
                                                    two 30-day       more than 119     late in the
                                                    lates.           days late at      past 12 months.
                                                                     closing.

CONSUMER CREDIT Consumer credit   Consumer credit   Consumer credit  Consumer credit   Consumer credit   Consumer credit
                is good in the    is good in the    must be          is fair in the    is poor in the    is poor in the
                last 12 months.   last 12 months.   satisfactory in  last 12 months.   last 12 months    last 12 months.
                Less than 25%     Less than 35% of  the last 12      The majority of   with currently    The majority of
                of credit         credit report     months. Less     the credit is     delinquent        the credit is
                report items      items derogatory  than 40% of      not currently     accounts. Less    derogatory (more
                derogatory with   with no 90-day    credit report    delinquent. Less  than 60% of       than 60%).
                no 60-day or      or more lates.    items            than 50% of       credit report     Percentage of
                more lates.       Generally,        derogatory.      credit report     items             derogatory items
                Generally,        requires a        Generally,       items             derogatory.       not a factor.
                requires a        minimum credit    requires a       derogatory.       Generally,        Generally,
                minimum credit    score of 580.     minimum credit   Generally,        requires a        requires a
                score of 600.                       score of 560.    requires a        minimum credit    minimum credit
                                                                     minimum credit    score of 500.     score of 500.
                                                                     score of 530.

BANKRUPTCY      2 years since     2 years since     1 year since     Bankruptcy        Bankruptcy        Current
                discharge or      discharge or      discharge with   filing 12 months  filed within      bankruptcy must
                dismissal with    dismissal with    reestablished    old, discharged   12 months and     be paid through
                reestablished     reestablished     "B" credit or    or dismissed      discharged or     loan.
                "A" credit.       "A-" credit.      18 months since  prior to          dismissed prior
                                                    discharge        application.      to application.
                                                    without
                                                    reestablished
                                                    credit.

DEBT SERVICE-   Generally not to  Generally not to  Generally not to Generally not to  Generally not to  Generally not to
TO-INCOM        exceed 45%.       exceed 45%.       exceed 50%.      exceed 55%.       exceed 60%.       exceed 60%.
RATIO

                   "A" CREDIT        "A-" CREDIT       "B" CREDIT       "C" CREDIT       "C-" CREDIT        "D" CREDIT
                      GRADE             GRADE             GRADE            GRADE             GRADE             GRADE
                -----------------------------------------------------------------------------------------------------------

MAXIMUM LOAN-
TO-VALUE RATIO:

OWNER           Generally 90%     Generally 90%     Generally 80%    Generally 75%     Generally 70%     Generally 65%
OCCUPIED        for a 1 to 4      for a 1 to 4      for a 1 to 4     for a 1 to 4      for a 1 to 4      for a 1 to 4
                family dwelling.  family dwelling.  family dwelling. family dwelling.  family dwelling.  family dwelling.

NON-OWNER       Generally 80%     Generally 70%     Generally 65%    Generally 65%     Generally 65%     Generally 60%
OCCUPIED        for a 1 to 4      for a 1 to 4      for a 1 to 2     for a 1 to 4      for a 1 to 4      for a 1 to 4
                family dwelling.  family dwelling.  family dwelling. family dwelling.  family dwelling.  family dwelling.

         "SNAP" UNDERWRITING PROGRAM. Under the SNAP program, ACC uses the credit score of the borrower to determine its program eligibility and then to determine the maximum LTV and interest rate for which the borrower may qualify. Credit scores are described in the next section, below. Generally, the minimum acceptable credit score under the SNAP program is 500. In most cases the payment history of the borrower under the existing mortgage loan is also taken into consideration. Borrowers with lower credit scores generally qualify for lower maximum LTVs and are charged higher interest rates than borrowers with higher credit scores.

         The SNAP program was developed by ACC to enhance its ability to price its loan products based on the risk of a borrower, in order to reduce subjectivity and simplify the underwriting process. Under the SNAP program, ACC verifies each borrower's mortgage payment history under his existing mortgage loan over the most recent 12 months if the borrower's credit score is less than
600. The maximum LTV allowed and the interest rate for the loan are adjusted based on the borrower's past mortgage payment history. A poor mortgage payment history results in a lower maximum LTV and a higher interest rate in order to reflect the increased risk of default are indicated by the mortgage payment history. The LTV and credit score adjustments are set forth in the chart below.

--------------------------------------------------------------------------------------------------------------------
  ACTUAL                                     ADJUSTED CREDIT SCORE AND MAXIMUM LTV
  CREDIT                                BASED UPON MORTGAGE LATES IN PREVIOUS 12 MONTHS
  SCORE
--------------------------------------------------------------------------------------------------------------------
            2x30    4x30 and 0x60; 2x30      12x30 and 2x60;          12x60 and 1x120         1x150
                    and 1x60                 12x30 and 1x90
--------------------------------------------------------------------------------------------------------------------
700+        600     560; 80%max LTV          550; 75%max LTV          520; 70%max LTV         500; 65%max LTV
--------------------------------------------------------------------------------------------------------------------
680         600     560; 80%max LTV          550; 75%max LTV          520; 70%max LTV         500; 65%max LTV
--------------------------------------------------------------------------------------------------------------------
660         600     560; 80%max LTV          550; 75%max LTV          520; 70%max LTV         500; 65%max LTV
--------------------------------------------------------------------------------------------------------------------
640         600     560; 80%max LTV          550; 75%max LTV          520; 70%max LTV         500; 65%max LTV
--------------------------------------------------------------------------------------------------------------------
620         600     560; 80%max LTV          550; 75%max LTV          520; 70%max LTV         500; 65%max LTV
--------------------------------------------------------------------------------------------------------------------
600         600     560; 80%max LTV          550; 75%max LTV          520; 70%max LTV         500; 65%max LTV
--------------------------------------------------------------------------------------------------------------------
580         580     560; 80%max LTV          550; 75%max LTV          520; 70%max LTV         500; 65%max LTV
--------------------------------------------------------------------------------------------------------------------
560         560     560; 80%max LTV          550; 75%max LTV          520; 70%max LTV         500; 65%max LTV
--------------------------------------------------------------------------------------------------------------------
540         540     540                      540                      520; 70%max LTV         500; 65%max LTV
--------------------------------------------------------------------------------------------------------------------
520         520     520                      520                      520; 70%max LTV         500; 65%max LTV
--------------------------------------------------------------------------------------------------------------------
500         500     500                      500                      500                     500
--------------------------------------------------------------------------------------------------------------------

CREDIT SCORES

         "Credit scores" are obtained by many lenders in connection with mortgage loan applications to help assess a borrower's creditworthiness. Credit scores are obtained from credit reports provided by various credit reporting organizations, each of which may employ differing computer models and methodologies. The credit score is designed to assess a borrower's credit history at a single point, using objective information currently on file for the borrower at a particular credit reporting organization. Information utilized to create a credit score may include, among other things,

         - payment history,
         - delinquencies on accounts,
         - level of outstanding indebtedness,
         - length of credit history,
         - types of credit, and bankruptcy experience.

A credit score purports only to be a measurement of the relative degree of risk a borrower represents to a lender. Credit scores were not developed specifically for use in connection with mortgage loans, but for consumer loans in general; therefore, credit scores do not take into consideration the differences between mortgage loans and consumer loans generally. As such, there is no assurance that the credit scores of the mortgagors will be an accurate predictor of the likelihood of repayment of the related mortgage loans.

DOCUMENTATION

         ACC's mortgage programs include several levels of documentation used to verify the borrower's income:

         - Full Documentation: The highest level of income documentation. Generally a stable, two-year history of the income is required. A wage-earner may document income by any of the following: a verification of employment; the borrower's most recent two-years W-2 forms and a current pay-stub reflecting year-to-date income; the borrower's most recent two-years IRS Form 1040's and a year-to-date statement of profit-and-loss; or the borrower's most recent 24-months personal bank statements showing average monthly deposits sufficient to support the qualifying income. A self-employed borrower may document income with either the most recent two-years federal tax returns and bank statements. Comparable documentation is required from self-employed borrowers.

         - Limited Documentation: For borrowers who have less than a two-year history of stable income or who otherwise can't meet the requirements of the full documentation program. This program generally requires a six-month history of stable income, together with six-months personal bank statements to support their qualifying income.

         - Stated Income: Available only for self-employed borrowers or wage earners with "A" through "C" credit grades or a minimum 550 credit score. The borrower's income used to qualify for the loan is taken from the borrower's signed application and must be reasonable for the borrower's line of work or profession. Self-employed borrowers with a credit score between 550 and 600 must establish that their related business has been in existence for at least six months.

REPRESENTATIONS BY ORIGINATORS AND THE TRANSFERORS

         Generally, an unaffiliated originator will make certain representations and warranties with respect to the mortgage loans, when the mortgage loans are sold by such unaffiliated originator to the sponsor. The Sponsor will make comparable representations and warranties with respect to the mortgage loans being transferred pursuant to the related pooling and servicing agreement or indenture, as applicable.

         Such representations and warranties generally include, among other things, that (A) at the time of the sale by the Originator of each Mortgage Loan and, (B) at the time of the conveyance by such Transferor of each Mortgage Loan into the related Mortgage Pool:

                           (i) the information with respect to each mortgage
                  loan set forth in the loan schedule and delivered upon conveyance of the mortgage loan is true and correct as of the related cut-off date;

                           (ii) the proceeds of each mortgage loan have been
                  fully disbursed and there are no obligations to make further disbursements with respect to any mortgage loan;

                           (iii) each mortgaged property is improved by a
                  single, one- to four-family residential dwelling, which may include a condominium, townhouse or manufactured home which is permanently affixed to and treated as real property under local law;

                           (iv) each mortgage loan had, at the time of
                  origination, either an attorney's certification of title or a title search or title policy;

                           (v) as of the related cut-off date, each mortgage
                  loan is secured by a valid and subsisting lien of record on the mortgaged property;

                           (vi) each originator held good and indefeasible title
                  to, and was the sole owner of, each mortgage loan conveyed by such originator; and

                           (vii) each mortgage loan was originated in accordance
                  with law and is the valid, legal and binding obligation of the related mortgagor, subject to certain limitations.

         Upon a breach of a representation and/or warranty with respect to a mortgage loan made by the sponsor under the related pooling and servicing agreement or indenture, as applicable, which occurs after conveyance of the related mortgage loan to a mortgage pool, the sponsor may be required to withdraw such mortgage loan from such mortgage pool or remove such mortgage loan from the mortgage pool and convey a substantially similar mortgage loan to the mortgage pool in substitution therefor.

                          DESCRIPTION OF THE SECURITIES

GENERAL

         Each series of bonds will be issued pursuant to an indenture between the related trust fund and the entity named in the related prospectus supplement as trustee with respect to that series. A form of indenture has been filed as an exhibit to the registration statement of which this prospectus forms a part. The certificates will also be issued in series pursuant to either a separate pooling and servicing agreement or trust agreement among the seller, the servicer, if the series relates to loans, and the trustee. A form of the pooling and servicing agreement has been filed as an exhibit to the registration statement of which this prospectus forms a part. A series may consist of both bonds and certificates.

         The following summaries describe the material provisions in the agreements common to each series of securities. The summaries do not purport to be complete and are subject to, and are qualified in their entirety by reference to, the provisions of the agreements and the prospectus supplement relating to each series of securities. Where particular provisions or terms used in the agreements are referred to, the actual provisions, including definitions of terms, are incorporated in this prospectus by reference as part of the summaries.

         Each series of securities will consist of one or more classes of securities, one or more of which may have different payment characteristics. A series may also include one or more classes of subordinate securities. The securities of each series will be issued only in fully registered form, without coupons, in the authorized denominations for each class specified in the related prospectus supplement. Upon satisfaction of the conditions, if any, applicable to a class of a series, as described in the related prospectus supplement, the transfer of the securities may be registered and the securities may be exchanged at the office of the trustee specified in the prospectus supplement without the payment of any service charge other than any tax or governmental charge payable in connection with the registration of transfer or exchange. If specified in the related prospectus supplement, one or more classes of a series may be available in book-entry form only.

         Unless otherwise specified in the related prospectus supplement, distributions or payments, as applicable, on securities will be made only from the assets of the related trust or trust estate, as applicable, and the securities will not represent interests in or obligations of the sponsor, the servicer, the trustee, any originator or any other person. The assets of each trust or trust estate, as applicable, will consist of one or more of the following, to the extent set forth in the related prospectus supplement:

         - mortgage loans that from time to time are subject to the related pooling and servicing agreement or indenture, as applicable;

         - the assets of the trust or the trust estate that from time to time are required by the pooling and servicing agreement or indenture, as applicable, to be deposited in the certificate account or bond account, as applicable, the collection account and any other accounts, which are collectively called accounts, or invested in permitted investments;

         - property and any proceeds thereof acquired by foreclosure;

         - any financial guaranty insurance policy;

         - any insurance policy relating to a mortgage loan;

         - any bankruptcy bond;

         - any funds on deposit in any reserve account; and

         - all rights under any other insurance policies, guarantees, surety bonds, letters of credit or other credit enhancement.

         Payments of principal of and interest on a series of securities will be made on the distribution dates specified in the related prospectus supplement, which may be different for each class or for the payment of principal and interest. Payments will be made by check mailed to holders of the applicable series, registered at the close of business on the record date specified in the related prospectus supplement applicable to that distribution date at their addresses appearing on the security register. However payments may be made by wire transfer which, shall be at the expense of the holder requesting payment by wire transfer in the circumstances described in the related prospectus supplement. In addition, the final payment of principal in retirement of each security will be made only upon presentation and surrender of that security at the office of the trustee specified in the prospectus supplement. Notice of the final payment on a security will be mailed to the holder of that security before the distribution date on which the final principal payment is expected to be made to the holder of that security.

         Payments of principal of and interest on the securities will be made by the trustee, or a paying agent on behalf of the trustee, as specified in the related prospectus supplement. All payments with respect to the mortgage loans for a series, amounts withdrawn from any reserve fund, and amounts available pursuant to any other credit enhancement will be deposited directly into the collection account or the certificate account. If provided in the related prospectus supplement, the deposited amounts may be net of amounts payable to the servicer and any other person specified in the prospectus supplement. These amounts may subsequently be deposited into the certificate account and will be available to make payments on the securities of the applicable series on the next applicable distribution date.

BOOK-ENTRY SECURITIES

         If specified in the related prospectus supplement, one or more classes of securities may be issued in book-entry form. Persons acquiring beneficial ownership interests in the book-entry securities will hold their securities through the Depository Trust Company in the United States, or Cedelbank or the Euroclear System in Europe if they are participants of those systems, or indirectly through organizations which are participants in those systems. The Depository Trust Company is referred to as DTC, Cedelbank is referred to as Cedel and the Euroclear System is referred to as Euroclear. The book-entry securities will be issued in one or more certificates which equal the aggregate principal balance of the applicable class or classes of securities and will initially be registered in the name of Cede & Co., the nominee of DTC, referred to as Cede. Cedel and Euroclear will hold omnibus positions on behalf of their participants through customers' securities accounts in Cedel's and Euroclear's names on the books of their respective depositaries which in turn will hold the omnibus positions in customers' securities accounts in the depositaries' names on the books of DTC. Citibank N.A. will act as depositary for Cedel and The Chase Manhattan Bank will act as depositary for Euroclear. Except as described below, no person acquiring a book-entry security will be entitled to receive a physical certificate representing that security called a "definitive security". Unless and until definitive securities are issued, it is anticipated that the only "certificateholder" or noteholder, as applicable, will be Cede & Co., as nominee of DTC. Owners are only permitted to exercise their rights indirectly through participants and DTC.

         Ownership of a book-entry security will be recorded on the records of the brokerage firm, bank, thrift institution or other financial intermediary that maintains the beneficial owner's account for that purpose. In turn, the financial intermediary's ownership of that book-entry security will be recorded on the records of DTC, or of a participating firm that acts as agent for the financial intermediary, whose interest will in turn be recorded on the records of DTC, if the beneficial owner's financial intermediary is not a DTC participant and on the records of Cedel or Euroclear, as appropriate.

         Owners will receive all distributions of principal of, and interest on, the book-entry securities from the trustee through DTC and DTC participants. While the book-entry securities are outstanding, under the rules, regulations and procedures creating and affecting DTC and its operations, DTC is required to make book-entry transfers among participants on whose behalf it acts with respect to the securities and is required to receive and transmit distributions of principal of, and interest on, the securities. Participants and indirect participants with whom beneficial owners have accounts with respect to securities are similarly required to make book-entry transfers and receive and transmit distributions on behalf of their respective owners. Accordingly, although owners will not possess certificates, the rules provide a mechanism by which owners will receive distributions and will be able to transfer their interests.

         Beneficial owners will not receive or be entitled to receive certificates representing their respective interests in the securities, except under the limited circumstances described below. Unless and until definitive securities are issued, beneficial owners who are not participants may transfer ownership of securities only through participants and indirect participants by instructing those participants and indirect participants to transfer securities, by book-entry transfer, through DTC for the account of the purchasers of those securities, which account is maintained with their respective participants. Under the rules of DTC and in accordance with DTC's normal procedures, transfers of ownership of securities will be executed through DTC and the accounts of the respective participants at DTC will be debited and credited. Similarly, the participants and indirect participants will make debits or credits, as the case may be, on their records on behalf of the selling and purchasing beneficial owners.

         Because of time zone differences, credits of securities received in Cedel or Euroclear as a result of a transaction with a participant will be made during subsequent securities settlement processing and dated the business day following the DTC settlement date. Those credits or any transactions in the securities settled during processing will be reported to the relevant Euroclear or Cedel participants on that business day. Cash received in Cedel or Euroclear as a result of sales of securities by or through a Cedel participant or Euroclear participant to a DTC participant will be received with value on the DTC settlement date but will be available in the relevant Cedel or Euroclear cash account only as of the business day following settlement in DTC.

         Transfers between participants will occur in accordance with DTC rules. Transfers between Cedel participants and Euroclear participants will occur in accordance with their respective rules and operating procedures.

         Cross-market transfers between persons holding directly or indirectly through DTC, on the one hand, and directly or indirectly through Cedel participants or Euroclear participants, on the other, will be effected in DTC in accordance with DTC rules on behalf of the relevant European international clearing system by the relevant depositary; however, those cross market transactions will require delivery of instructions to the relevant European international clearing system by the counterparty in that system in accordance with its rules and procedures and within its established European time deadlines. The relevant European international clearing system will, if the transaction meets its settlement requirements, deliver instructions to its depositary to take action to effect final settlement on its behalf by delivering or receiving securities in DTC, and making or receiving payment in accordance with normal procedures for same day funds settlement applicable to DTC. Cedel participants and Euroclear participants may not deliver instructions directly to the European depositaries.

         DTC, which is a New York-chartered limited purpose trust company, performs services for its participants, some of which, and/or their representatives, own DTC. In accordance with its normal procedures, DTC is expected to record the positions held by each DTC participant in the book-entry certificates, whether held for its own account or as a nominee for another person. In general, beneficial ownership of book-entry certificates will be subject to the rules, regulations and procedures governing DTC and DTC participants as in effect from time to time.

         Cedel is incorporated under the laws of Luxembourg as a professional depository. Cedel holds securities for its participating organizations and facilitates the clearance and settlement of securities transactions between Cedel participants through electronic book-entry changes in accounts of Cedel participants, thus eliminating the need for physical movement of certificates.

Transactions may be settled in Cedel in any of 28 currencies, including United States dollars. Cedel provides to its Cedel participants, among other things, services for safekeeping, administration, clearance and settlement of internationally traded securities and securities lending and borrowing. Cedel interfaces with domestic markets in several countries. As a professional depository, Cedel is subject to regulation by the Luxembourg Monetary Institute. Cedel participants are recognized financial institutions around the world, including underwriters, securities brokers and dealers, banks, trust companies, clearing corporations and other organizations. Indirect access to Cedel is also available to others, such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a Cedel Participant, either directly or indirectly.

         Euroclear was created in 1968 to hold securities for its participants and to clear and settle transactions between Euroclear participants through simultaneous electronic book-entry delivery against payment, thus eliminating the need for physical movement of certificates and any risk from lack of simultaneous transfers of securities and cash. Transactions may be settled in any of 32 currencies, including United States dollars. Euroclear includes various other services, including securities lending and borrowing and interfaces with domestic markets in several countries generally similar to the arrangements for cross-market transfers with DTC described above. Euroclear is operated by the Brussels, Belgium office of Morgan Guaranty Trust Company of New York, under contract with Euroclear Clearance Systems S.C., a Belgian cooperative corporation. All operations are conducted by the Morgan Guaranty Trust Company of New York, and all Euroclear securities clearance accounts and Euroclear cash accounts are accounts with the Morgan Guaranty Trust Company of New York, not Euroclear Clearance Systems S.C. Euroclear Clearance Systems S.C. establishes policy for Euroclear on behalf of Euroclear participants. Euroclear Participants include banks, including central banks, securities brokers and dealers and other professional financial intermediaries. Indirect access to Euroclear is also available to other firms that clear through or maintain a custodial relationship with a Euroclear participant, either directly or indirectly.

         Morgan Guaranty Trust Company of New York is the Belgian branch of a New York banking corporation which is a member bank of the Federal Reserve System. As such, it is regulated and examined by the Board of Governors of the Federal Reserve System and the New York State Banking Department, as well as the Belgian Banking Commission.

         Securities clearance accounts and cash accounts with Morgan Guaranty Trust Company of New York are governed by the Terms and Conditions Governing Use of Euroclear and the related operating procedures of the Euroclear System and applicable Belgian law. Terms and conditions and the related operating procedures govern transfers of securities and cash within Euroclear, withdrawals of securities and cash from Euroclear, and receipts of payments with respect to securities in Euroclear. All securities in Euroclear are held on a fungible basis without attribution of specific certificates to specific securities clearance accounts. The Morgan Guaranty Trust Company of New York acts under the terms and conditions and the related operating procedures only on behalf of Euroclear participants, and has no record of or relationship with persons holding through Euroclear participants.

         Distributions on the book-entry securities will be made on each distribution date by the trustee to DTC. DTC will be responsible for crediting the amount of these payments to the accounts of the applicable DTC participants in accordance with DTC's normal procedures. Each DTC participant will be responsible for disbursing these payments to the owners that it represents and to each financial intermediary for which it acts as agent. Each financial intermediary will be responsible for disbursing funds to the owners that it represents.

         Under a book-entry format, owners may experience some delay in their receipt of payments, since payments will be forwarded by the trustee to Cede. Distributions with respect to securities held through Cedel or Euroclear will be credited to the cash accounts of Cedel participants or Euroclear participants in accordance with the relevant system's rules and procedures, to the extent received by the relevant depositary. These distributions will be subject to tax reporting in accordance with relevant United States tax laws and regulations. Because DTC can only act on behalf of financial intermediaries, the ability of an owner to pledge book-entry securities to persons or entities that do not participate in the depository system, or otherwise take actions in respect of book-entry securities, may be limited due to the lack of physical certificates for book-entry securities. In addition, issuance of the book-entry securities in book-entry form may reduce the liquidity of these securities in the secondary market since potential investors may be unwilling to purchase securities for which they cannot obtain physical certificates.

         Monthly and annual reports on the applicable trust fund will be provided to cede, as nominee of DTC, and may be made available by Cede to owners upon request, in accordance with the rules, regulations and procedures creating and affecting the depository, and to the financial intermediaries to whose DTC accounts the owners' book-entry securities are credited.

         DTC has advised the trustee that, unless and until definitive securities are issued, DTC will take any action permitted to be taken by the holders of the book-entry securities under the applicable agreement only at the direction of one or more financial intermediaries to whose DTC accounts the book-entry securities are credited, to the extent that these actions are taken on behalf of financial intermediaries whose holdings include book-entry securities. Cedel or Morgan Guaranty Trust Company of New York, as the case may be, will take any other action permitted to be taken by a holder under the applicable agreement on behalf of a Cedel participant or Euroclear participant only in accordance with its relevant rules and procedures and subject to the ability of the relevant depositary to effect actions on its behalf through DTC. DTC may take actions, at the direction of the related participants, with respect to some securities which conflict with actions taken with respect to other securities.

         Definitive securities will be issued to owners, or their nominees, rather than to DTC, only if:

                  - DTC or the seller advises the trustee in writing that DTC is no longer willing, qualified or able to discharge properly its responsibilities as nominee and depository with respect to the book-entry securities and the seller or the trustee is unable to locate a qualified successor,

                  - the seller, at its sole option, elects to terminate a
                    book-entry system through DTC, or
                  - after the occurrence of an event of default, owners owning a majority in principal amount of the applicable securities advise the trustee and DTC through the financial intermediaries and the DTC participants in writing that the continuation of a book-entry system through DTC, or its successor, is no longer in the best interests of owners.

         Upon the occurrence of any of the events described in the immediately preceding paragraph, the trustee will be required to notify all applicable owners of the occurrence of the event and the availability through DTC of definitive securities. Upon surrender by DTC of the global certificate or certificates representing the book-entry securities and instructions for re-registration, the trustee will issue definitive securities, and thereafter the trustee will then recognize the holders of the definitive securities as certificateholders or bondholders, as applicable, under the applicable agreement.

         Although DTC, Cedel and Euroclear have agreed to the foregoing procedures in order to facilitate transfers of securities among participants of DTC, Cedel and Euroclear, they are under no obligation to perform or continue to perform these procedures and the procedures may be discontinued at any time.

         Neither the seller, the servicer nor the trustee will have any responsibility for any aspect of the records relating to or payments made on account of beneficial ownership interests of the book-entry securities held by Cede & Co., as nominee for DTC, or for maintaining, supervising or reviewing any records relating to the beneficial ownership interests.

DISTRIBUTIONS AND PAYMENTS ON SECURITIES

         Unless otherwise specified in the related prospectus supplement or indenture, distributions or payments of principal and interest on the related certificates or bonds, as applicable, will be made by the trustee on each distribution date or payment date, as applicable, specified in the related prospectus supplement or indenture, in the amounts specified in the related prospectus supplement or indenture. Distributions or payments will be made to the persons in whose names the securities are registered at the close of business on the record dates specified in the prospectus supplement or indenture. Distributions or payments will be made by check mailed to the persons entitled thereto at the address appearing in the register maintained for securityholders or, to the extent described in the related prospectus supplement, by wire transfer or by such other means as are described therein, except that the final distribution or payment in retirement of the securities will be made only upon presentation and surrender of the securities at the office or agency of the trustee or other person specified in the final distribution notice to securityholders.

         With respect to a given series of certificates, each class of certificates within such series will evidence the interests specified in the related prospectus supplement. In general, the method of determining the amount of distributions or payments, as applicable, on a particular series of securities will depend on the type of credit support, if any, that is used with respect to such series. The prospectus supplement for each series of securities will describe the method to be used in determining the amount of distributions or payments, as applicable, on the securities of such series.

         Distributions or payments allocable to principal and interest on the securities of a series will be made by the trustee out of, and only to the extent of, funds in a segregated account established and maintained by the trustee for the deposits of such amounts which is called the certificate account, with respect to certificates, and the bond account, with respect to bonds. Unless otherwise specified in the prospectus supplement relating to a given series of securities, distributions or payments, as applicable, on the securities of any class of a series will be made pro rata to all related securityholders of that class.

AVAILABLE FUNDS

         All distributions or payments on the securities of each series on any distribution date or payment date will be made from the funds available for distribution or payment, as applicable, on such distribution date or payment date in accordance with the terms described in the related prospectus supplement. Unless otherwise specified in the related prospectus supplement, such funds, called available funds, will consist of the following amounts:

                  (a) all payments of principal, including principal prepayments, if any, and prepayment penalties, if so provided in the related prospectus supplement, and interest on the mortgage loans in the related mortgage pool, received by the servicer during the related collection period other than:

                      - all payments which were due before the cut-off date;

                      - late payments and other amounts retained by the servicer as additional compensation;

                      - reimbursements for advances made by the servicer;

                      - that portion of each collection of interest to be
                        retained by the servicer as servicing compensation; and

                      - trustee fees and expenses or other fees payable out of
                        the related trust or trust estate;

                  (b) net liquidations proceeds and insurance proceeds;

                  (c) the amount of any monthly advance or compensating interest payment made by the servicer and deposited in the certificate account or bond account; and

                  (d) if applicable, amounts withdrawn from a reserve account or a prefunding account or received in connection with other credit enhancement.

PAYMENTS OF INTEREST

         The securities of each class by their terms entitled to receive interest will bear interest calculated on the basis of a 360 day year and either the actual number of days in the applicable accrual period or twelve 30-day months, from the date and at the rate per annum specified, or calculated in the method described, in the related prospectus supplement. Interest on the securities of a series will be payable on the distribution date specified in the related prospectus supplement. If so specified in the related prospectus supplement, the distribution date for the payment of interest of a class may be different from, or occur more or less frequently than, the distribution date for the payment of principal of that class. Interest will accrue on the principal balance or notional balance of the securities entitled to interest, at a fixed rate or variable rate and for the periods specified in the related prospectus supplement. Principal only securities may not be entitled to receive any interest distributions or may be entitled to receive only nominal interest distributions. Any interest on zero coupon securities that is not paid on the related distribution date will accrue and be added to the principal of the applicable zero coupon security on the related distribution date.

         Interest payable on the securities on a distribution date will include all interest accrued during the period specified in the related prospectus supplement. In the event interest accrues during the calendar month preceding a distribution date, the effective yield to holders will be reduced from the yield that would otherwise be obtainable if interest payable on the securities were to accrue through the day immediately preceding the related distribution date.

PAYMENTS OF PRINCIPAL

         On each distribution date for a series, principal payments will be made to the holders of the securities of that series on which principal is then payable, to the extent set forth in the related prospectus supplement. Payments will be made in an aggregate amount as specified in the related prospectus supplement and will be allocated among the respective classes of a series in the manner, at the times and in the priority set forth in the related prospectus supplement. If so specified in the related prospectus supplement, the distribution date for the payment of principal of a class may be different from, or occur more or less frequently than, the distribution date for the payment of interest for the class. The timing and amounts of distributions allocable to interest and principal and, if applicable, principal prepayments and scheduled payments of principal, to be made on any distribution date may vary among classes over time, or otherwise, as specified in the prospectus supplement.

                           REPORTS TO SECURITYHOLDERS

         Except as otherwise set forth in the related prospectus supplement, on or before each distribution date or payment date each securityholder of record of the related series of securities will be entitled to receive a statement setting forth, to the extent applicable to such series, the following information with respect to the related distribution date or payment date:

                  (a) the amount of principal distributed to holders of the related securities and the outstanding principal balance of the securities following the distribution;

                  (b) the amount of interest distributed to holders of the related securities and the current interest on the securities;

                  (c) the amounts of

                      - any overdue accrued interest included in the
                        distribution,
                      - any remaining overdue accrued interest with respect to
                        the securities or
                      - any current shortfall in amounts to be distributed as
                        accrued interest to holders of the securities;

                  (d) the amounts of

                      - any overdue payments of scheduled principal included in
                        the distribution,
                      - any remaining overdue principal amounts with respect to
                        the related securities,
                      - any current shortfall in receipt of scheduled principal
                        payments on the related mortgage loans or
                      - any realized losses or liquidation proceeds to be
                        allocated as reductions in the outstanding principal balances of the related securities;

                  (e) the amount received under any related credit enhancement, the remaining amount available under that credit enhancement and the amount reimbursed to the enhancer, if any;

                  (f) if applicable with respect to a given series of securities, the aggregate amount

                      - otherwise allocable to the subordinated securityholders
                        on such distribution date and

                      - withdrawn from a reserve account, if any, that is
                        included in the amounts distributed with respect to senior securities;

                  (g) the aggregate outstanding principal balance of the mortgage loans, on the distribution date or payment date, and that amount expressed as a percentage of the cut-off date principal balance;

                  (h) if applicable with respect to a given series of certificates, the percentage of principal payments on the mortgage loans, if any, which each class will be entitled to receive on the following distribution date;

                  (i) for any variable rate security, the related interest applicable to the distribution on the distribution date or payment date, as applicable;

                  (j) the number and aggregate principal balance of mortgage loans in the related mortgage pool that were delinquent

                      - one month,
                      - two months and
                      - three or more months

         as of the end of the related collection period;

                  (k) the number and aggregate principal balance of all mortgage loans in foreclosure or other similar proceedings, and the value of any real estate acquired through foreclosure or grant of a deed in lieu of foreclosure;

                  (l) if applicable, the amount remaining in any reserve account or the amount remaining of any other credit support, after giving effect to the distribution or payment, as applicable, on the distribution date or payment date, as applicable;

                  (m) if applicable, during the funding period, the remaining prefunding amount and the portion of the prefunding amount used to acquire additional mortgage loans since the preceding distribution date or payment date as applicable;

                  (n) if applicable, during the funding period, the amount remaining in the capitalized interest account; and

                  (o) the amount of monthly advances, servicing advances and/or compensating interest payments, if any, made since the preceding distribution date or payment date, as applicable.

         Where applicable, any amount set forth above may be expressed as a dollar amount of the related securities having the denomination or interest specified either in the related prospectus supplement or in the report to securityholders. The report to securityholders for any series of securities may include additional or other information of a similar nature to that specified above.

         In addition, within a reasonable period of time after the end of each calendar year, the servicer or the trustee will mail to each person who was a securityholder of record at any time during such calendar year (a) a report as to the aggregate of amounts reported pursuant to (i) and (ii) above for such calendar year or, in the event such person was a securityholder of record during a portion of such calendar year, for the applicable portion of such year and (b) such other customary information as may be deemed necessary or desirable for securityholders to prepare their tax returns.

                               CREDIT ENHANCEMENT

         The amounts and types of credit enhancement arrangements and the provider of credit enhancement, if applicable, with respect to a series or any class of securities will be set forth in the related prospectus supplement. If specified in the applicable prospectus supplement, credit enhancement for any series of securities may cover one or more classes of bonds or certificates, and accordingly may be exhausted for the benefit of a particular class of bonds or certificates and subsequently be unavailable to other classes of bonds or certificates. Further information regarding any provider of credit enhancement, including financial information when material, will be included in the related prospectus supplement.

         If and to the extent provided in the related prospectus supplement, credit enhancement may include one or more of the following or any combination of the following:

         - FINANCIAL GUARANTY INSURANCE POLICY which will be issued by a monoline insurance company and which, subject to the terms of the policy, will guarantee timely payment of interest on, and ultimate, as opposed to timely, payment of principal of, the applicable class or classes of securities;

         - OVERCOLLATERALIZATION which will equal the excess of the aggregate principal balance of the mortgage loans over the aggregate principal balance of the securities. Overcollateralization may take the form of the initial or subsequent deposit of mortgage loans to create this excess or may build over time from the application of excess cash amounts generated by the mortgage loans to accelerate the amortization of the applicable class or classes of securities;

         - CROSSCOLLATERALIZATION in which certain excess available funds with respect to one group of securities will be available to cover certain shortfalls and to create overcollateralization with respect to the securities in another group of securities within the same trust. The prospectus supplement for a series of securities which includes a cross-support feature will describe the manner and conditions for applying such cross-support feature.

         - LETTER OF CREDIT which will be issued by a bank or other financial institution in a maximum amount which may be permanently reduced as draws are made or may be replenished as previous draws are repaid from excess cash amounts generated by the mortgage loans. Draws may be made to cover shortfalls generally in collections, with respect to particular types of shortfalls such as those due to particular types of losses or with respect to specific situations such as shortfalls in amounts necessary to pay current interest;

         - CASH RESERVE FUND which may be partially or fully funded on the date of issuance or may be funded over time from excess cash amounts generated by the mortgage loans. Withdrawals may be made in circumstances similar to those for which draws may be made on a letter of credit;

         - INSURANCE POLICIES which may insure a portion of the loans or underlying loans against credit losses, bankruptcy losses, fraud losses or special hazard losses not covered by typical homeowners insurance policies;

         - SUBORDINATE SECURITIES which will be subordinated in the right to receive distributions to one or more other classes of securities of the same series, some or all of which may themselves be subordinated to other classes of that series. Subordination may be with respect to distributions of interest, principal or both. In addition, all or portions of particular types of losses on the mortgage loans may be allocated to one or more classes of the subordinate securities prior to the allocation of those losses to other classes of subordinate certificates and/or the senior securities of the applicable series; or

         - DERIVATIVE PRODUCTS which may include a swap to convert floating or fixed rate payments, as applicable, on the mortgage loans into fixed or floating rate payments, as applicable, on the securities or a cap or floor agreement intended to provide protection against changes in floating rates of interest payable on the mortgage loans and/or the securities. Any derivative product will constitute or will be structured so as to be an insurance policy or an exempt security.

The presence of credit enhancement is intended to increase the likelihood of receipt by the certificateholders and the bondholders of the full amount of principal and interest due on the applicable certificates and bonds and to decrease the likelihood that the certificateholders and the bondholders will experience losses, or may be structured to provide protection against changes in interest rates or against other risks, to the extent and under the conditions specified in the related prospectus supplement. The credit enhancement for a class of securities generally will not provide protection against all risks of loss and may not guarantee repayment of the entire principal and interest on a class of securities. If losses occur which exceed the amount covered by any credit enhancement or which are not covered by any credit enhancement, securityholders will bear their allocable share of deficiencies. In addition, if a form of credit enhancement covers more than one class of securities of a series, securityholders of that class will be subject to the risk that the credit enhancement will be exhausted by the claims of securityholders of other classes.

                       THE POOLING AND SERVICING AGREEMENT


         Set forth below is a summary of the material provisions of each pooling and servicing agreement that are not described elsewhere in this prospectus. The summary does not purport to describe all provisions of each pooling and servicing agreement, and is subject to, and qualified in its entirety by reference to, the provisions of each pooling and servicing agreement. Where provisions or terms used in a particular pooling and servicing agreement are different than as described herein, a description of such provisions or terms will be included in the related prospectus supplement.

         The mortgage loans to be included in a mortgage pool for a series of bonds will be assigned to the trustee pursuant to provisions included in the related indenture that are substantially the same as, and the obligations of the sponsor (or the related bond issuer, if a different entity, to the extent described in the related prospectus supplement), and the trustee with respect to the mortgage loans so conveyed will be substantially similar to, those described under " -- ASSIGNMENT OF MORTGAGE LOANS" below. In addition, the mortgage loans included in a mortgage pool for a series of bonds will be serviced pursuant to the terms of a servicing agreement and any such servicing agreement will contain provisions governing the servicing of such mortgage loans that are substantially similar to the provisions included in each pooling and servicing agreement relating to servicing and collection procedures with respect to the related mortgage loans as described below. WE REFER YOU TO "THE INDENTURE -- GENERAL" HEREIN.

ASSIGNMENT OF MORTGAGE LOANS

         TRANSFER OF THE MORTGAGE LOANS. At the time of issuance of the securities of a series, the sponsor will transfer, convey and assign to the trust fund all right, title and interest of the sponsor in the mortgage loans and other property to be transferred to the trust fund for a series. An assignment will include all principal and interest due or received on or with respect to the mortgage loans after the cut-off date to the extent specified in the related prospectus supplement, except for any retained interests. The trustee will, concurrently with an assignment, execute and deliver the securities.

         The sponsor will, as to each loan, deliver or cause to be delivered to the trustee, or, as specified in the related prospectus supplement a custodian on behalf of the trustee,

         - the mortgage note endorsed without recourse to the order of the trustee or in blank,

         - the original mortgage with evidence of recording indicated thereon, except for any mortgage not returned from the public recording office, in which case the sponsor will certify that the original of such mortgage was delivered to such recording office,

         - an assignment of the mortgage in recordable form,

         - all assumption, modification and substitution agreements, if any, in those instances where the terms or provisions of a mortgage have been modified or a mortgage note has been assumed,

         - all intervening mortgage assignments with evidence of recording sufficient to show a complete chain of assignment from the originator of the mortgage loan to the related transferor, and

         - the original lender's title insurance policy.

The trustee or the custodian, will hold such documents in trust for the benefit of the holders.

         The sponsor will, at the time of issuance of the securities, cause assignments to the trustee of the mortgages relating to the loans for a series to be recorded in the appropriate public office for real property records, except in states where, in the opinion of counsel acceptable to the trustee, recording is not required to protect the trustee's interest in the related loans. If specified in the related prospectus supplement, the sponsor will cause assignments to the trustee to be so recorded within the time after issuance of the securities as is specified in the related prospectus supplement, in which event, the applicable agreement may require the sponsor to repurchase from the trustee any loan the related mortgage of which is not recorded within the specified time, at the price described below with respect to repurchases by reason of defective documentation. The enforcement of the repurchase obligation would constitute the sole remedy available to the holders or the trustee for the failure of a mortgage to be recorded.

         Each loan will be identified in a schedule appearing as an exhibit to the related agreement. This schedule will specify with respect to each loan:

         - the original principal amount and unpaid principal balance as of the cut-off date;
         - the current interest rate;
         - the current scheduled payment of principal and interest;
         - the maturity date, if any, of the related mortgage note; and
         - if the loan is an adjustable rate loan, the lifetime rate cap, if any, and the index.

         REVIEW OF THE MORTGAGE FILE. The trustee will review each mortgage file within 45 days after the closing date, to determine if the documents described above have been executed and received, and that such documents relate to the mortgage loans in the loan schedule.

         If within such 45-day period the trustee finds that any document constituting a part of a mortgage file is not properly executed, has not been received or is unrelated to the mortgage loans identified in the related loan schedule, or that any mortgage loan does not conform in a material respect to the description thereof as set forth in the related loan schedule, the trustee will be required to promptly notify the sponsor of any defect. The sponsor will use reasonable efforts to remedy a material defect in a document constituting part of a mortgage file within 60 days after the trustee's notice. Thereafter, the trustee shall also certify that it has received all of the documents referred to above and that all corrections or curative actions required to be taken by the sponsor within the 60-day period have been completed or effected, or that the related mortgage loans will be withdrawn or substituted, as specified below.

         REPURCHASE AND SUBSTITUTION OF NON-CONFORMING MORTGAGE LOANS. If any document in the file relating to the mortgage loans delivered by the sponsor to the trustee, or custodian, is found by the trustee within 60 days of the execution of the related agreement, or promptly after the trustee's receipt of any document permitted to be delivered after the closing date, to be defective in any material respect and the sponsor does not cure that defect within 60 days, or within any other period specified in the related prospectus supplement, the sponsor will, not later than 60 days or within any other period specified in the related prospectus supplement, after the trustee's notice to the sponsor of the defect, repurchase the related mortgage loan or any property acquired in respect of the mortgage loan from the trustee at a price equal to the outstanding principal balance of the mortgage loan and accrued and unpaid interest to the date of the repurchase/substitution of the mortgage loan at the rate set forth in the related agreement.

         The sponsor, may, rather than repurchase the mortgage loan as described above, remove the mortgage loan from the trust fund and substitute in its place one or more other mortgage loans provided, however, that:

                  (a) with respect to a trust fund for which no REMIC election is made, the substitution must be effected within 90 days of the date of initial issuance of the securities and

                  (b) with respect to a trust fund for which a REMIC election is made, after a specified time period, the trustee must have received a satisfactory opinion of counsel that the substitution will not cause the trust fund to lose its status as a REMIC or otherwise subject the trust fund to a prohibited transaction tax.

         Any substitute mortgage loan will have, on the date of substitution,

                      - an outstanding principal balance, after deduction of all scheduled payments due in the month of substitution, not in excess of and not substantially less than the outstanding principal balance of the deleted mortgage loan, the amount of any shortfall to be deposited to the collection account in the month of substitution for distribution to holders,

                      - an interest rate not less than, and not more than 1%
                        greater or less than, the interest rate or margin of the removed mortgage loan,

                      - a remaining term-to-stated maturity neither one year or
                        more greater than, nor one year or more less than, that of the removed mortgage loan, and

                      - will comply with all of the representations and
                        warranties set forth in the applicable agreement as of the date of substitution.

         The above-described cure, repurchase or substitution obligations constitute the sole remedies available to the holders or the trustee for a material defect in a document for a mortgage loan.

         The sponsor will make representations and warranties with respect to mortgage loans for a series. If the sponsor cannot cure a breach of any of the representations and warranties in all material respects within the time period specified in the related prospectus supplement after notification by the trustee of the breach, and if the breach is of a nature that materially and adversely affects the value of the mortgage loan, the sponsor is obligated to repurchase the affected mortgage loan or, if provided in the related prospectus supplement, provide a substitute mortgage loan for the affected mortgage loan, subject to the same conditions and limitations on purchases and substitutions as described above.

         WITHDRAWAL OR SUBSTITUTION OF MORTGAGE LOANS. Unless otherwise specified in the related prospectus supplement, if, within 60 days after the trustee's notice of defect, the sponsor has not remedied the defect and the defect materially and adversely affects the interest of the securityholders in the related mortgage loan, the sponsor will be required to, prior to the next distribution date, at its option, (i) substitute in lieu of such mortgage loan another mortgage loan of like kind (a "qualified replacement mortgage loan") or
(ii) withdraw such mortgage loan from the related mortgage property by paying an amount equal to its principal balance together with one month's interest at the mortgage rate, less any payments received during the related collection period ("loan withdrawal amount").

PAYMENTS ON THE MORTGAGE LOANS

         Unless otherwise specified in the related prospectus supplement, the pooling and servicing agreement will require the servicer to establish and maintain a collection account. The servicer will deposit all collections related to the mortgage loans into the collection account no later than the second business day after receipt. All funds in the collection accounts will be invested in as permitted investments, as described below.

         The servicer may make withdrawals from the collection account only for the following purposes:

                  (a) to make deposits into the certificate account;

                  (b) to pay itself any monthly servicing fees;

                  (c) to make any servicing advance or to reimburse itself for any servicing advance or monthly advance previously made;

                  (d) to withdraw amounts that have been deposited to the collection account in error; and

                  (e) to clear and terminate the collection account.

         Unless otherwise specified in the related prospectus supplement, not later than the third day prior to any distribution date, which date is called the deposit date, the servicer will transfer to the certificate account all available funds in the collection account.

INVESTMENT OF ACCOUNTS

         Unless otherwise specified in the related prospectus supplement, amounts in of any account, may be invested and reinvested in one or more investments, called permitted investments. No investment in the collection account may mature later than the deposit date next succeeding the date of investment. The trustee will not in any way be held liable by reason of any insufficiency in any account resulting from any loss on any permitted investment included therein. Unless otherwise specified in the related prospectus supplement, all income or other gain from investments in any account will be held in such account for the benefit of the servicer and will be subject to withdrawal from time to time as permitted by the related pooling and servicing agreement.

         Unless otherwise specified in the related prospectus supplement, each pooling and servicing agreement will define "permitted investments" generally as follows:

                  (a) Direct general obligations of the United States or the obligations of any agency or instrumentality of the United States, the timely payment or the guarantee of which constitutes a full faith and credit obligation of the United States.

                  (b) Federal Housing Administration debentures, but excluding any such securities whose terms do not provide for payment of a fixed dollar amount upon maturity or call for redemption.

                  (c) Federal Home Loan Mortgage Corporation senior debt obligations, but excluding any such securities whose terms do not provide for payment of a fixed dollar amount upon maturity or call for redemption.

                  (d) Fannie Mae senior debt obligations, but excluding any such securities whose terms do not provide for payment of a fixed dollar amount upon maturity or call for redemption.

                  (e) Federal funds, certificates of deposit, time and demand deposits, and bankers' acceptances (having original maturities of not more than 365 days) of any domestic bank or trust company, the short-term debt obligations of which have been assigned a minimum rating specified in the related pooling and servicing agreement by the applicable rating agency.

                  (f) Deposits of any bank or savings and loan association which has combined capital, surplus and undivided profits of at least $50,000,000 which deposits are not in excess of the applicable limits insured by the Bank Insurance Fund or the Savings Association Insurance Fund of the Federal Deposit Insurance Corporation, provided that the long-term deposits of such bank or savings and loan association are assigned a minimum rating specified in the related pooling and servicing agreement by the applicable rating agency.

                  (g) Commercial paper, having original maturities of not more than 180 days, assigned a minimum rating specified in the related pooling and servicing agreement by the applicable rating agency.

                  (h) Investments in money market funds assigned a minimum rating specified in the related pooling and servicing agreement by the applicable rating agency.

                  (i) Other investments acceptable to the applicable rating agency.

         No instrument described above may evidence either the right to receive only interest with respect to obligations underlying such instrument or both principal and interest payments derived from obligations underlying such instrument and the interest and principal payments with respect to such instrument provided a yield to maturity at par greater than 120% of the yield to maturity at par of the underlying obligations, and no instrument described above may be purchased at a price greater than par if such instrument may be prepaid or called at a price less than its purchase price prior to stated maturity.

ADVANCES AND COMPENSATING INTEREST

         The related prospectus supplement will describe the circumstances, if any, under which the servicer will make advances with respect to delinquent payments of principal and/or interest on loans. If specified in the related prospectus supplement, the servicer will be obligated to make monthly advances, and this obligation may be limited in amount, or may not be activated until a certain portion of a specified reserve fund is depleted. Monthly advances are intended to provide liquidity and, except to the extent specified in the related prospectus supplement, not to guarantee or insure against losses. Accordingly, to the extent specified in the related prospectus supplement, any funds advanced are recoverable by the servicer out of amounts received on particular loans which represent late recoveries of principal or interest, proceeds of insurance policies or liquidation proceeds respecting which any monthly advance was made or, to the extent provided in the prospectus supplement, from payments or proceeds from other loans. If and to the extent specified in the related prospectus supplement, the servicer will advance its own funds to pay for any related expenses of foreclosure and disposition of any liquidated loan or related property. The servicer will be entitled to be reimbursed for any advances by the servicer to the extent provided in the prospectus supplement. If an advance by the servicer is made and subsequently determined to be nonrecoverable from late collections, proceeds of insurance policies, or liquidation proceeds from the related loan, the servicer will be entitled to reimbursement from other funds in the collection account, certificate account or distribution account, as the case may be, or from a specified reserve fund as applicable, to the extent provided in the prospectus supplement.

         With respect to any mortgage loan that is liquidated or otherwise charged off during a collection period, if specified in the related prospectus supplement, the servicer will be obligated to pay, from amounts otherwise payable to the servicer as the servicing fee, any difference between the scheduled interest on such mortgage loan and the interest payment received during the collection period. This amount is referred to as compensating interest. The servicer will not be entitled to be reimbursed for any payments of compensating interest. If the servicing fee in respect of such collection period is insufficient to make the entire required compensating interest payment, the resulting shortfall will reduce the amount of interest payable to the securityholders on such distribution date and such reduction will not be recoverable thereafter.

REALIZATION UPON DEFAULTED MORTGAGE LOANS

         Unless otherwise specified in the related prospectus supplement, the servicer is required to foreclose upon or otherwise comparably effect the ownership of mortgaged properties as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments. In connection with such foreclosure or other conversion, the servicer is required to exercise or use foreclosure procedures with the same degree of care and skill as it would ordinarily exercise or use under the circumstances in the conduct of its own affairs. Any amounts advanced in connection with such foreclosure or other action will constitute servicing advances.

         In the case of a trust for which a REMIC election has been made, the servicer generally will be required to liquidate any mortgaged property within two years of its acquisition by the trustee.

         The servicer is required to determine, with respect to each defaulted mortgage loan, all amounts, if any, it expects to recover from or on account of such defaulted mortgage loan, through trustee's sale, foreclosure sale or otherwise. Unless otherwise specified in the related prospectus supplement, the sponsor or the servicer may have the right and the option to reacquire for its own account any Mortgage Loan which becomes delinquent.

GENERAL SERVICING PROCEDURES

         The servicer will service the mortgage loans, either directly or through sub-servicers, in accordance with the provisions of each related pooling and servicing agreement and the policies and procedures customarily employed by the servicer in servicing other comparable mortgage loans. Servicing includes, but is not limited to, loan processing, customer service, remittance handling, collections and liquidations.

         The servicer, or any sub-servicer, will:

         (i) execute and deliver any and all instruments of satisfaction, cancellation, release or discharge of the mortgage loans,

        (ii) foreclosure on any mortgaged property and

       (iii) hold title in its own name to any mortgaged property upon such foreclosure.

         During a foreclosure, any expenses incurred by the servicer are added to the amount owed by the mortgagor. Upon completion of the foreclosure, the property is sold to an outside bidder, or will be passed to the mortgagee and liquidated. Servicing and charge-off policies and collection practices may change over time.

SUB-SERVICERS

         The servicer is permitted to enter into sub-servicing arrangements with certain mortgage servicing institutions, known as sub-services. Any such sub-servicing arrangements will not relieve the servicer of any liability associated with servicing the mortgage loans. Compensation for the services of the sub-servicer with respect to the mortgage loans will be paid by the servicer.

SERVICING COMPENSATION AND PAYMENT OF EXPENSES

         The servicer will be entitled to a periodic fee as servicing compensation in an amount to be determined as specified in the related prospectus supplement. The servicing fee may be fixed or variable, as specified in the related prospectus supplement. In addition, the servicer will be entitled to servicing compensation in the form of assumption fees, late payment charges and similar items, or excess proceeds following disposition of property in connection with defaulted loans.

         The servicer will pay the expenses incurred in connection with the servicing of the loans, including, without limitation, the payment of the fees and expenses of the trustee and independent accountants, payment of insurance policy premiums and the cost of credit support, if any, and payment of expenses incurred in preparation of reports to holders.

         The servicer will be entitled to reimbursement for servicing advances by the servicer. The related holders will suffer no loss by reason of these servicing advances to the extent expenses are covered under related insurance policies or from excess liquidation proceeds. If claims are either not made or paid under the applicable insurance policies or if coverage under the applicable insurance policies has been exhausted, the related holders will suffer a loss to the extent that liquidation proceeds, after reimbursement of the servicing advances by the servicer, are less than the outstanding principal balance of and unpaid interest on the related loan which would be distributable to holders. The servicer is generally also entitled to reimbursement from the collection account for servicing advances by the servicer. In addition, the servicer will be entitled to reimbursement for monthly advances as described above under "--ADVANCES AND COMPENSATING INTEREST."

The rights of the servicer to receive funds from the collection account for a series, whether as the servicing fee or other compensation, or for the reimbursement of delinquency advances and servicing advances by the servicer, expenses or otherwise, are not subordinate to the rights of holders of that series.

         In addition, a sub-servicer may be entitled to a monthly servicing fee in a minimum amount set forth in the related prospectus supplement. The sub-servicer may also be entitled to collect and retain, as part of its servicing compensation, any late charges or prepayment penalties provided in the mortgage note or related instruments. The sub-servicer will be reimbursed by the servicer for certain expenditures that it makes, generally to the same extent that the servicer would be reimbursed for such expenditures. Compensation for the services of the sub-servicer shall be paid by the servicer as a general corporate obligation of the servicer.

MAINTENANCE OF HAZARD INSURANCE

         The servicer will be required to maintain fire and hazard insurance with extended coverage customary in the area where each mortgaged property is located in an amount at least equal to the least of

                  (a) the outstanding principal balance owing on the mortgage loan and the related senior lien, if any,

                  (b) the full insurable value of the related mortgaged property and

                  (c) the minimum amount required to compensate for damage or loss on a replacement cost basis.

         If the mortgaged property is in an area identified in a federally designated special flood hazard area, the servicer will be required to cause to be maintained a flood insurance policy with a generally acceptable insurance carrier, in an amount representing coverage not less than the least of

                  (a) the outstanding principal balance of the mortgage loan and the senior lien, if any,

                  (b) the minimum amount required to compensate for damages or loss on a replacement cost basis or

                  (c) the maximum amount of insurance available under the federal flood insurance program.

         The servicer will also be required to maintain fire, hazard and, if applicable, flood insurance on each reo property in the respective amounts described above, as well as liability insurance, in each case to the extent such insurance is available. Any amounts collected by the servicer under any such policies not applied to the restoration or repair of the mortgaged property, are required to be deposited by the servicer in the collection account.

         The servicer may obtain and maintain a blanket policy insuring against fire and hazards of extended coverage on all of the mortgage loans. If such blanket policy contains a deductible clause, the servicer will be required to pay to the trustee the difference between the amount that would have been payable under a policy described in the preceding paragraph and the amount paid under the blanket policy.

ENFORCEMENT OF DUE-ON-SALE CLAUSES

         When any mortgaged property is being conveyed by the obligor, the servicer will be obligated to exercise its rights to accelerate the maturity of the related loan under the applicable "due-on-sale" clause, if any, unless exercise of the servicer's rights is not permitted under applicable law or if the enforcement of the due on sale clause would result in loss of coverage under any primary mortgage insurance policy. In this event, the servicer is authorized to accept from or enter into an assumption agreement with the person to whom property has been or is about to be conveyed, pursuant to which the person becomes liable under the loan. To the extent permitted by applicable law, the assumption of liability will not release the original borrower from its obligation under the loan. The terms of a loan may not be changed in connection with an assumption except to the extent specified in the related prospectus supplement.

VOTING

         The related prospectus supplement will set forth the method of determining allocations of voting interests with respect to a series. Each certificateholder of a class will have a voting interest equal to the product of the voting interest to which such class is collectively entitled and the certificateholder's percentage interest in such class. With respect to any provisions of the pooling and servicing agreement providing for action, consent or approval of a specified class or classes of certificates, each certificateholder of such specified class will have a voting interest in such class equal to such certificateholder's percentage interest in such class.

AMENDMENTS

         Without the consent of the certificateholders, the trustee, the sponsor and the servicer may amend the related pooling and servicing agreement for the purposes of

                  (a) curing any ambiguity or correcting or supplementing any provision of such agreement that may be inconsistent with any other provision of such agreement,

                  (b) if a REMIC election has been made and if accompanied by an approving opinion of counsel, removing the restriction against the transfer of a residual certificate or

                  (c) complying with the requirements of the Internal Revenue Code of 1986, as amended;

provided, however, that such action pursuant to clause (c) above shall not, as evidenced by an opinion of counsel delivered to the trustee, materially and adversely affect the interests of any certificateholder.

         The related pooling and servicing agreement may also be amended by the trustee, the sponsor and the servicer, with the prior written approval of not less than a majority of the percentage interests represented by each affected class of certificates then outstanding, for the purpose of adding, changing, or eliminating the provisions thereof or modifying the rights of the certificateholders thereunder; provided, however, that no such amendment shall

                  (a) change in any manner the amount of, or delay the timing of, payments which are required to be distributed to any certificateholder without the consent of such certificateholder or

                  (b) change the percentages of percentage interests which are required to consent to any such amendments, without the consent of the certificateholders of all certificates of the class or classes affected then outstanding.

         The trustee will be required to furnish a copy of any such amendment to each certificateholder in the manner set forth in the related pooling and servicing agreement.

EVENTS OF DEFAULT

         Unless otherwise specified in the related prospectus supplement, events of default with respect to certificates under a pooling and servicing agreement will include

                  (a) any failure by the servicer to make a monthly advance as required;

                  (b) failure by the servicer to make a required deposit into the collection account or certificate account;

                  (c) failure by the servicer to observe or perform in any material respect its covenants or agreements in the pooling and servicing agreement;

                  (d) certain events of insolvency, readjustment of debt, or similar proceedings indicating its insolvency or inability to pay its obligations;

                  (e) the occurrence of delinquencies and/or losses in respect of the mortgage loans in excess of levels, and for periods of time, as specified in the pooling and servicing agreement.


RIGHTS UPON EVENTS OF DEFAULT

         Unless otherwise specified in the related prospectus supplement, upon the occurrence of an event of default, certificateholders evidencing voting interests represented by all certificates aggregating not less than 51% or the trustee may terminate all of the rights and obligations of the servicer, whereupon the trustee will succeed the servicer. In the event that the trustee is unwilling or legally unable to act, it may appoint, or have a court appoint, any established institution that regularly services home equity loans that that meets certain requirements set forth in the related pooling and servicing agreement, provided that the appointment of any such successor servicer will not result in the qualification, reduction or withdrawal of the rating assigned to the certificates by any applicable rating agency. Pending appointment of a successor servicer, the trustee shall be obligated to act as servicer. The servicing compensation to be paid, may not be greater than the servicing fee.

         Unless otherwise specified in the related prospectus supplement, no certificateholder, institute any action, suit or proceeding with respect to the related pooling and servicing agreement unless such certificateholder previously has given to the trustee written notice of default and unless certificateholders evidencing voting interests represented by all certificates aggregating not less than 51% have made written request upon the trustee to institute such action, suit or proceeding, and the trustee for 60 days has neglected or refused to institute any such action, suit or proceeding. However, such certificateholders must first have offered to the trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby.

TERMINATION; OPTIONAL TERMINATION

         Each series of certificates will terminate upon the payment to the related certificateholders of all amounts held in any accounts or by the servicer, and required to be paid to them following the final payment or other liquidation of the last of the related mortgage loans. The seller, the servicer, or another entity designated in the related prospectus supplement may, at its option, cause an early termination of one or more classes of securities by purchasing all or part of the mortgage loans from the trust fund on or after a date specified in the related prospectus supplement, or on or after the time when the aggregate outstanding principal amount of the securities or mortgage loans, as specified in the related prospectus supplement is less than the amount or percentage specified in the related prospectus supplement. The redemption, purchase or repurchase price will be set forth in the related prospectus supplement. If specified in the related prospectus supplement, in the event that a REMIC election has been made, the trustee will receive a satisfactory opinion of counsel that the optional redemption, purchase or termination will be conducted so as to constitute a "qualified liquidation" under Section 860F of the Internal Revenue Code of 1986, as amended.

EVIDENCE AS TO COMPLIANCE

         Each pooling and servicing agreement will provide that each year, a firm of independent public accountants will furnish a statement to the trustee to the effect that the firm has examined certain documents and records relating to the servicing of the loans by the servicer and that this examination, which has been conducted substantially in compliance with the requirements of the uniform single audit program for mortgage bankers, has disclosed no items of non-compliance with the provisions of the applicable pooling and servicing agreement that, in the opinion of the firm, are material, except for the items of non-compliance as shall be specified in such report.

         The applicable pooling and servicing agreement for each series will also provide for delivery to the trustee for that series of an annual statement signed by an officer of the servicer to the effect that the servicer has fulfilled its material obligations under the applicable pooling and servicing agreement throughout the preceding calendar year.

INDEMNIFICATION OF OFFICERS AND DIRECTORS OF THE SPONSOR

         The related pooling and servicing agreement will provide that neither the sponsor nor any of its directors, officers, employees or agents shall have any liability to the related trust or to any of the certificateholders, except with respect to liabilities resulting from willful malfeasance, bad faith or gross negligence or from the reckless disregard of obligations or duties arising under the related pooling and servicing agreement. The related pooling and servicing agreement will further provide that, with the exceptions stated above, the sponsor and its directors, officers, employees and agents are entitled to be indemnified and held harmless by the related trust against any loss, liability or expense incurred in connection with legal actions relating to such pooling and servicing agreement or the certificates.

THE TRUSTEE

         The identity of the commercial bank, savings and loan association or trust company named as the trustee for each series of securities will be set forth in the related prospectus supplement. The pooling and servicing agreement will provide that the trustee may resign at any time, upon appointing a successor trustee. The sponsor may remove the trustee if the trustee ceases to be eligible to continue as such under the pooling and servicing agreement or if the trustee becomes insolvent, appointment of a successor trustee. Each pooling and servicing agreement will provide that the trustee is entitled to reasonable security or indemnity against the costs, expenses and liabilities incurred by it in compliance with the trustee shall not be liable for any action it takes or omits to take in good faith which it reasonably believes to be or within its rights or powers under the pooling and servicing agreement.

                                  THE INDENTURE

GENERAL

         Each series of bonds will be issued pursuant to an indenture between the related bond issuer and the related trustee. The mortgage loans to be included in the related mortgage pool will be assigned to the trustee under provisions of the related indenture that are substantially similar to those described under "THE POOLING AND SERVICING AGREEMENT -- ASSIGNMENT OF MORTGAGE LOANS" HEREIN. In addition, the mortgage loans will be serviced by the servicer under a servicing agreement among the bond issuer, the servicer, and the related trustee, which will contain provisions substantially similar to the servicing and collection provisions included in each pooling and servicing agreement and described under "the pooling and servicing agreement" herein. The following summaries describe certain provisions of the indenture not described elsewhere in this prospectus.

MODIFICATION OF INDENTURE

         With the consent of the holders of not less than 51% of the then aggregate principal amount of the outstanding bonds of any series issued under an indenture, the related trustee and the related bond issuer may execute a supplemental indenture to add, change, or eliminate any provisions of the indenture or modify certain rights of the bondholders.

         Without the consent of the holder of each outstanding bond of such series affected thereby, however, no supplemental indenture shall

                  (a) change the final payment date of the principal of, or any installment of interest on, any bond of such series or reduce the principal amount, interest rate, the redemption price or earliest optional redemption date, or change any place of payment of any bond;

                  (b) reduce the percentage of bondholders required for consent to any supplemental indenture, or waiver of compliance with certain provisions of the indenture or of certain defaults thereunder;

                  (c) modify or alter the provisions of the indenture regarding the voting percentages or remedies available to affected bondholders; or

                  (d) permit the creation of any lien ranking prior to or on the parity with the lien of the indenture.

         The related bond issuer and the respective trustee may also enter into supplemental indentures, without obtaining the consent of bondholders of such series, to cure ambiguities or make minor corrections, and to do such other things as would not adversely affect the interests of the bondholders of such series.

BOND EVENTS OF DEFAULT

         Unless otherwise specified in the prospectus supplement relating to a given series of bonds, a "bond event of default" with respect to any series of bonds will include:

                  (a) a failure to pay the bonds of such series in full on or before the final maturity date;

                  (b) a default in the observance of certain covenants in the indenture after notice to the related bond issuer;

                  (c) any representation or warranty made by the related bond issuer being materially incorrect; or

                  (d) certain events of bankruptcy, insolvency, receivership or reorganization of the related bond issuer.

RIGHTS UPON BOND EVENTS OF DEFAULT

         Unless otherwise specified in the prospectus supplement, upon a bond event of default the trustee may, and on request of holders of not less than 51% in principal amount of the bonds shall, declare the bonds to be due and payable. The trustee would then sell the assets in the trust estate if collections in respect of such assets would be insufficient to make all scheduled payments on bonds of such series. Upon such sale of assets, the bonds of such series will be payable pro rata out of the collections on, or the proceeds from the sale of such assets.

         Subject to the specific provisions of the indenture, in the case of a bond event of default, the trustee shall be under no obligation to exercise any of the rights and powers under the indenture at the request or direction of any of the bondholders, unless such bondholders have offered to the trustee reasonable security or indemnity satisfactory to it against its related costs, expenses and liabilities. The holders of a majority in principal amount of the bonds of a series may, in certain cases, direct the trustee to act or waive any bond event of default, except a default in the payment of principal or interest or a default in respect of a covenant or provision of the indenture that cannot be modified without the waiver or consent of the holder of each outstanding bond so affected.

LIST OF BONDHOLDERS

         Unless otherwise specified in the related prospectus supplement three or more holders of the bonds of any series may, by written request to the trustee, obtain access to the list of all bondholders of such series maintained by the trustee for the purpose of communicating with other such bondholders with respect to their rights under the indenture. The trustee may instead mail the desired communication or proxy to all bondholders.

ANNUAL COMPLIANCE STATEMENT

         The related bond issuer will be required to file annually with the trustee a written statement stating that it has complied with its obligations under the indenture.

TRUSTEE'S ANNUAL REPORT

         The trustee will be required to mail each year to all bondholders a brief report stating

         - its eligibility and qualifications to continue as the trustee under the indenture,
         - any amounts advanced by it under the indenture,
         - the amount, interest rate and maturity date of certain indebtedness owing by the related bond issuer to it in the trustee's individual capacity,
         - the property and funds physically held by the trustee,
         - any release, or release and substitution, of property subject to the lien of the indenture that has not been previously reported,
         - any additional series of bonds not previously reported,
         - and any action taken by it which materially affects the bonds and which has not been previously reported.

SATISFACTION AND DISCHARGE OF INDENTURE

         The indenture will be discharged upon the delivery of all the bonds to the trustee for cancellation or, with certain limitations, upon deposit with the trustee of funds sufficient to pay the bonds in full.

REDEMPTION OF BONDS

         The bonds of any series may be

                  (i) redeemed at the option of the related bond issuer or another party specified in the related prospectus supplement; or

                  (ii) subject to special redemption under certain
                       circumstances.

The circumstances and terms under which the bonds of a series may be redeemed will be described in the related prospectus supplement.

REPORTS BY TRUSTEE TO BONDHOLDERS

         On each payment date, the trustee will send a report to each bondholder setting forth, among other things, the amount of such payment representing interest, representing principal and the outstanding principal amount of an individual bond after giving effect to the payments made on such payment date.

LIMITATION ON SUITS

         Unless otherwise specified in the prospectus supplement, no bondholder of any series will have any right to sue under the indenture unless

         (1) such holder has previously given written notice to the trustee of a continuing bond event of default;

         (2) the holders of at least 25% in principal amount of the bonds have requested that the trustee institute proceedings in respect of such bond event of default;

         (3) such holders have offered to the trustee reasonable indemnity against its related costs, expenses and liabilities to be incurred in compliance with such request;

         (4)  the trustee has then failed to institute any such proceedings; and

         (5) the trustee has not received an inconsistent direction by holders of at least 51% of the principal amount of the bonds.

                   CERTAIN LEGAL ASPECTS OF THE MORTGAGE LOANS
                               AND RELATED MATTERS

         The following discussion contains summaries of legal aspects of mortgage loans which are general in nature. Because some of these legal aspects are governed by applicable state law which laws may differ substantially, the summaries do not purport to be complete nor nor encompass the laws of all states in which the properties securing the loans are situated.

MORTGAGES

         The loans for a series will be secured by either mortgages or deeds of trust or deeds to secure debt, referred to as mortgage loans, depending upon the prevailing practice in the state in which the property subject to a mortgage loan is located. In New York, for example, the prevailing practice is a mortgage. The filing of a mortgage, deed of trust or deed to secure debt creates a lien or title interest upon the real property covered by the instrument and represents the security for the repayment of an obligation that is customarily evidenced by a promissory note. The priority of the liens is important because, among other things, the foreclosure of a senior lien will extinguish a junior lien, and because the holder of a senior lien generally will have a right to receive insurance, condemnation or other proceeds before the holder of a junior lien.

         Priority between mortgages and deeds of trust, or other instruments of record, generally depends in the first instance on the order of filing with the appropriate government records office. Priority also may be affected by the express terms of the mortgage or the deed of trust and any subordination agreement among the lenders.

         Although priority among liens on the same property generally depends in the first instance on the order of filing, there are a number of ways in which a lien that is a senior lien when it is filed can become subordinate to a lien filed at a later date. A deed of trust or mortgage generally is not prior to any liens for real estate taxes and assessments, particular types of federal liens, some mechanics' and materialmens' liens, and other liens given priority by applicable law.

         There are two parties to a mortgage, the mortgagor, who is the borrower/property owner or the land trustee, and the mortgagee, who is the lender. Under the mortgage instrument, the mortgagor delivers to the mortgagee a note or bond and the mortgage. In the case of a deed of trust, there are three parties because title to the property is held by a land trustee under a land trust agreement of which the borrower/property owner is the beneficiary; at origination of a mortgage loan, the borrower executes a separate undertaking to make payments on the mortgage note. Under a deed of trust, the homeowner or borrower, called the "grantor," grants the security property to a third-party grantee, called the "trustee," for the benefit of the lender, called the "beneficiary." The deed of trust, upon the instructions of the beneficiary, gives the trustee the authority, if the borrower defaults, to sell the security property in a "foreclosure" or "trustee's sale" and to apply the sale proceeds to the secured debt. The mortgagee's authority under a mortgage and the trustee's authority under a deed of trust are governed by the law of the state in which the real property is located, the express provisions of the mortgage or deed of trust, and, in some cases, in deed of trust transactions, the directions of the beneficiary.

         Certain of the mortgage loans may be loans secured by condominium units. Condominium ownership is a form of ownership of a real property wherein each owner is entitled to the exclusive ownership and possession of his or her individual condominium unit and also owns a proportionate interest in condominium building, other than the individual condominium units, and all common areas and facilities. The condominium unit owners appoint or elect the condominium association to govern the affairs of the condominium.

FORECLOSURE AND REPOSSESSION

         Foreclosure of a mortgage is generally accomplished by judicial action, and foreclosure of a deed of trust may be accomplished by judicial action. Generally, the action is initiated by the service of legal pleadings upon all parties having an interest of record in the real property. Delays in completion of the foreclosure occasionally may result from difficulties in locating necessary parties defendant. When the mortgagee's right to foreclosure is contested, the legal proceedings necessary to resolve the issue can be time-consuming and expensive. After the completion of a judicial foreclosure proceeding, the court may issue a judgment of foreclosure and appoint a receiver or other officer to conduct the sale of the property. In some states, mortgages may also be foreclosed by advertisement or pursuant to a power of sale provided in the mortgage. Foreclosure of a mortgage by advertisement is essentially similar to foreclosure of a deed of trust by nonjudicial power of sale.

         If a borrower defaults under a loan secured by a deed of trust, the lender generally may bring suit against the borrower. The lender generally also may attempt to collect the loan by causing the deed of trust to be enforced against the property it encumbers. Enforcement of a deed of trust is accomplished in most cases by a trustee's sale in which the trustee, upon default of the grantor, and subject to the expiration of applicable cure periods, sells the security property at a public sale under the terms of the loan documents and subject to the applicable procedural provisions of state law. In certain states, the lender must exhaust the security through foreclosure, either judicially or non-judicially, prior to collecting on the loan. Whether a lender may subsequently collect on the unpaid balance of the loan is governed by the anti-deficiency statute in the applicable state.

         The trustee's sale generally must be conducted by public auction in the county or city in which all or some part of the security property is located. At the sale, the trustee generally requires a bidder to deposit with the trustee a set amount or a percentage of the full amount of the bidder's final bid in cash, or a cash equivalent satisfactory to the trustee, prior to and as a condition to recognizing the bid, and may conditionally accept and hold these amounts for the duration of the sale. The beneficiary of the deed of trust generally need not bid cash at the sale, but may instead make a "credit bid" up to the extent of the total amount due under the deed of trust, including costs and expenses actually incurred in enforcing the deed of trust, as well as the trustee's fees and expenses. The trustee will sell the security property to the highest proper bidder at the sale.

         A sale conducted in accordance with the terms of the power of sale contained in the deed of trust generally is presumed to be conducted regularly and fairly, and, on a conveyance of the property by trustee's deed, confers absolute legal title to the property to the purchaser, free of all junior deeds of trust and free of all other liens and claims subordinate to the deed of trust under which the sale is made. The purchaser's title, however, is subject to all senior liens and other senior claims. Thus, if the deed of trust being enforced is a junior deed of trust, the trustee will convey title to the property to the purchaser subject to the first deed of trust and any other prior liens and claims. A trustee's sale or judicial foreclosure under a junior deed of trust generally has no effect on the first deed of trust, with the possible exception of the right of a senior beneficiary to accelerate its indebtedness under a default clause or a "due-on-sale" clause contained in the senior deed of trust.

         Because a potential buyer at the sale may find it difficult to determine the exact status of title and other facts about the security property, and because the physical condition of the security property may have deteriorated, it generally is more common for the lender, rather than an unrelated third party, to purchase the security property at a trustee's sale or judicial foreclosure sale. The lender, or other purchaser at the trustee's sale, will be subject to the burdens of ownership, including the obligations to service any senior deed of trust, to obtain hazard insurance and to make repairs at its own expense as are necessary to render the security property suitable for resale. The lender commonly will attempt to resell the security property and obtain the services of a real estate broker and agree to pay the broker a commission in connection with the resale. Depending upon market conditions, the ultimate proceeds of the resale of the security property may not be high enough to equal the lender's investment.

         The proceeds received by the trustee from the sale generally are applied first to the costs, fees and expenses of sale and then in satisfaction of the indebtedness secured by the deed of trust under which the sale was conducted. Any remaining proceeds generally are payable to the holders of junior deeds of trust and other liens and claims in order of their priority. Any balance remaining generally is payable to the grantor. Following the sale, if there are insufficient proceeds to repay the secured debt, the beneficiary under the foreclosed lien generally may obtain a deficiency judgment against the grantor.

         Some courts have been faced with the issue of whether federal or state constitutional due process requires that borrowers under deeds of trust receive notices in addition to the statutorily prescribed minimum. For the most part, the courts in these cases have upheld the notice provisions and procedures described above.

         An action to foreclose a mortgage is an action to recover the mortgage debt by enforcing the mortgagee's rights under the mortgage. It is regulated by statutes and rules and subject throughout to the court's equitable powers. Generally, a mortgagor is bound by the terms of the related mortgage note and the mortgage as made and cannot be relieved from his default if the mortgagee has exercised his rights in a commercially reasonable manner. However, since a foreclosure action historically was equitable in nature, the court may exercise equitable powers to relieve a mortgagor of a default and deny the mortgagee foreclosure on proof that either the mortgagor's default was neither willful nor in bad faith or the mortgagee's action established a waiver, fraud, bad faith, or oppressive or unconscionable conduct such as to warrant a court of equity to refuse affirmative relief to the mortgagee. Under some circumstances a court of equity may relieve the mortgagor from an entirely technical default where the default was not willful.

         A foreclosure action is subject to most of the delays and expenses of other lawsuits if defenses or counterclaims are interposed, sometimes requiring up to several years to complete. Moreover, a non-collusive, regularly conducted foreclosure sale may be challenged as a fraudulent conveyance, regardless of the parties' intent, if a court determines that the sale was for less than fair consideration and the sale occurred while the mortgagor was insolvent and within one year, or within the state statute of limitations if the trustee in bankruptcy elects to proceed under state fraudulent conveyance law, of the filing of bankruptcy. Similarly, a suit against the debtor on the related mortgage note may take several years and, generally, is a remedy alternative to foreclosure, the mortgagee being precluded from pursuing both at the same time.

         In the case of foreclosure under either a mortgage or a deed of trust, the sale by the referee or other designated officer or by the trustee is a public sale. However, because of the difficulty potential third party purchasers at the sale have in determining the exact status of title and because the physical condition of the property may have deteriorated during the foreclosure proceedings, it is uncommon for a third party to purchase the property at a foreclosure sale. Rather, it is common for the lender to purchase the property from the trustee or referee for an amount which may be equal to the unpaid principal amount of the mortgage note secured by the mortgage or deed of trust plus accrued and unpaid interest and the expenses of foreclosure, in which event the mortgagor's debt will be extinguished or the lender may purchase for a lesser amount in order to preserve its right against a borrower to seek a deficiency judgment in states where a deficiency judgment is available. Subject to the right of the borrower in some states to remain in possession during the redemption period, the lender will subsequently assume the burdens of ownership, including obtaining hazard insurance, paying taxes and making repairs at its own expense as are necessary to render the property suitable for sale. The lender will commonly obtain the services of a real estate broker and pay the broker's commission in connection with the sale of the property. Depending upon market conditions, the ultimate proceeds of the sale of the property may not equal the lender's investment in the property. Any loss may be reduced by the receipt of any mortgage guaranty insurance proceeds.

RIGHTS OF REDEMPTION

         In some states, after sale pursuant to a deed of trust or foreclosure of a mortgage, the trustor or mortgagor and foreclosed junior lienors are given a statutory period in which to redeem the property from the foreclosure sale. The right of redemption should be distinguished from the equity of redemption, which is a non-statutory right that must be exercised prior to the foreclosure sale. In some states, redemption may occur only upon payment of the entire principal balance of the loan, accrued interest and expenses of foreclosure. In other states, redemption may be authorized if the former borrower pays only a portion of the sums due. The effect of a statutory right of redemption is to diminish the ability of the lender to sell the foreclosed property. The exercise of a right of redemption would defeat the title of any purchaser at a foreclosure sale, or of any purchaser from the lender subsequent to foreclosure or sale under a deed of trust. Consequently the practical effect of a right of redemption is to force the lender to retain the property and pay the expenses of ownership until the redemption period has run. In some states, there is no right to redeem property after a trustee's sale under a deed of trust. In New York, with few exceptions, the right of redemption is forever barred by a valid foreclosure.

JUNIOR MORTGAGES; RIGHTS OF SENIOR MORTGAGEES

         The mortgage loans comprising or underlying the primary assets included in the trust fund for a series will be secured by mortgages or deeds of trust which may be second or more junior mortgages to other mortgages held by other lenders or institutional investors. The rights of the trust fund, and therefore the holders, as mortgagee under a junior mortgage, are subordinate to those of the mortgagee under the senior mortgage, including the prior rights of the senior mortgagee to receive hazard insurance and condemnation proceeds and to cause the property securing the mortgage loan to be sold upon default of the mortgagor, thus extinguishing the junior mortgagee's lien unless the junior mortgagee asserts its subordinate interest in the property in foreclosure litigation and, possibly, satisfies the defaulted senior mortgage. A junior mortgagee may satisfy a defaulted senior loan in full and, in some states, may cure a default and bring the senior loan current, in either event adding the amounts expended to the balance due on the junior loan. In some states, absent a provision in the mortgage or deed of trust, no notice of default is required to be given to a junior mortgagee. In addition, as described above, the rights of the trust fund may be or become subject to liens for real estate taxes and other obligations.

         The standard form of the mortgage used by most institutional lenders confers on the mortgagee the right both to receive all proceeds collected under any hazard insurance policy required to be maintained by the borrower and all awards made in connection with condemnation proceedings. The lender generally has the right, subject to the specific provisions of the deed of trust securing its loan, to apply insurance proceeds and awards to repair of any damage to the security property or to payment of any indebtedness secured by the deed of trust, in any order the beneficiary may determine. Thus, in the event improvements on the property are damaged or destroyed by fire or other casualty, or in the event the property is taken by condemnation, the mortgagee or beneficiary under underlying senior mortgages will have the prior right to collect any insurance proceeds payable under a hazard insurance policy and any award of damages in connection with the condemnation and to apply the same to the indebtedness secured by the senior mortgages or deeds of trust. If available, proceeds in excess of the amount of senior mortgage indebtedness, in most cases, will be applied to the indebtedness of a junior mortgage.

         Another provision typically found in the form of the mortgage or deed of trust used by institutional lenders obligates the mortgagor to pay before delinquency all taxes and assessments on the property and, when due, all encumbrances, charges and liens on the property which appear prior to the mortgage or deed of trust, to provide and maintain fire insurance on the property, to maintain and repair the property and not to commit or permit any waste of the property, and to appear in and defend any action or proceeding purporting to affect the property or the rights of the mortgagee under the mortgage. Upon a failure of the grantor or mortgagor to perform any of these obligations, the mortgagee or beneficiary is given the right under some mortgages to perform the obligation itself, at its election, with the mortgagor agreeing to reimburse the mortgagee or beneficiary for any sums expended by the mortgagee or beneficiary on behalf of the mortgagor or grantor. The mortgage or deed of trust typically provide that all sums so expended by the mortgagee become part of the indebtedness secured by the mortgage.

ANTI-DEFICIENCY LEGISLATION AND OTHER LIMITATIONS ON LENDERS

         Some states have imposed statutory prohibitions which limit the remedies of a beneficiary under a deed of trust or a mortgagee under a mortgage. In some states, statutes limit the right of the beneficiary or mortgagee to obtain a deficiency judgment against the borrower following foreclosure or sale under a deed of trust. A deficiency judgment is a personal judgment against the former borrower equal in most cases to the difference between the net amount realized upon the public sale of the real property and the amount due to the lender. However, some states calculate the deficiency as the difference between the outstanding indebtedness and the greater of the fair market value of the property and the sales price of the property. Other statutes require the beneficiary or mortgagee to exhaust the security afforded under a deed of trust or mortgage by foreclosure in an attempt to satisfy the full debt before bringing a personal action against the borrower. In some other states, the lender has the option of bringing a personal action against the borrower on the debt without first exhausting the security; however, in some of these states, the lender, following judgment on a personal action, may be deemed to have elected a remedy and may be precluded from exercising remedies with respect to the security. Consequently, the practical effect of the election requirement, when applicable, is that lenders will usually proceed first against the security rather than bringing a personal action against the borrower. Finally, other statutory provisions limit any deficiency judgment against the former borrower following a foreclosure sale to the excess of the outstanding debt over the fair market value of the property at the time of the public sale. The purpose of these statutes is generally to prevent a beneficiary or a mortgagee from obtaining a large deficiency judgment against the former borrower as a result of low or no bids at the foreclosure sale. In New York, for example, there is no statutory prohibition limiting remedies to the lender, and the liability for deficiency in a mortgage foreclosure action depends upon the contract. However, by statute, where no express covenant or other separate instrument, such as a guarantee, provides for the liability of a deficiency, the remedies of a lender are confined to the mortgaged property.

         In addition to laws limiting or prohibiting deficiency judgments, numerous other statutory provisions, including the federal bankruptcy laws, the Federal Soldiers' and Sailors' Relief Act and state laws affording relief to debtors, may interfere with or affect the ability of the secured lender to realize upon collateral and/or enforce a deficiency judgment. For example, with respect to federal bankruptcy law, the filing of a petition acts as a stay against the enforcement of remedies for collection of a debt. Moreover, a court with federal bankruptcy jurisdiction may permit a debtor through a Chapter 13 bankruptcy code rehabilitative plan to cure a monetary default with respect to a loan on a debtor's residence by paying arrearages within a reasonable time period and reinstating the original loan payment schedule even though the lender accelerated the loan and the lender has taken all steps to realize upon his security, provided no sale of the property has yet occurred, prior to the filing of the debtor's Chapter 13 petition. Some courts with federal bankruptcy jurisdiction have approved plans, based on the particular facts of the reorganization case, that effected the curing of a loan default by permitting the obligor to pay arrearages over a number of years.

         Courts with federal bankruptcy jurisdiction have also indicated that the terms of a mortgage loan may be modified if the borrower has filed a petition under Chapter 13. These courts have suggested that modifications may include reducing the amount of each monthly payment, changing the rate of interest, altering the repayment schedule and reducing the lender's security interest to the value of the residence, thus leaving the lender a general unsecured creditor for the difference between the value of the residence and the outstanding balance of the loan. Federal bankruptcy law and limited case law indicate that the foregoing modifications could not be applied to the terms of a loan secured by property that is the principal residence of the debtor. In all cases, the secured creditor is entitled to the value of its security plus post-petition interest, attorney's fees and costs to the extent the value of the security exceeds the debt.

         In a Chapter 11 case under the bankruptcy code, the lender is precluded from foreclosing without authorization from the bankruptcy court. The lender's lien may be transferred to other collateral and/or be limited in amount to the value of the lender's interest in the collateral as of the date of the bankruptcy. The loan term may be extended, the interest rate may be adjusted to market rates and the priority of the loan may be subordinated to bankruptcy court-approved financing. The bankruptcy court can, in effect, invalidate due-on-sale clauses through confirmed Chapter 11 plans of reorganization.

         The bankruptcy code provides priority to specified tax liens over the lender's security. This may delay or interfere with the enforcement of rights in respect of a defaulted loans. In addition, substantive requirements are imposed upon lenders in connection with the origination and the servicing of mortgage loans by numerous federal and some state consumer protection laws. The laws include the federal Truth-in-Lending Act, Real Estate Settlement Procedures Act, Equal Credit Opportunity Act, Fair Credit Billing Act, Fair Credit Reporting Act and related statutes and regulations. These federal laws impose specific statutory liabilities upon lenders who originate loans and who fail to comply with the provisions of the law. In some cases, this liability may affect assignees of the loans.

DUE-ON-SALE CLAUSES IN MORTGAGE LOANS

         Due-on-sale clauses permit the lender to accelerate the maturity of the loan if the borrower sells or transfers, whether voluntarily or involuntarily, all or part of the real property securing the loan without the lender's prior written consent. The enforceability of these clauses has been the subject of legislation or litigation in many states, and in some cases, typically involving single family residential mortgage transactions, their enforceability has been limited or denied. In any event, the Garn-St Germain Depository Institutions Act of 1982 preempts state constitutional, statutory and case law that prohibits the enforcement of due-on-sale clauses and permits lenders to enforce these clauses in accordance with their terms, subject to certain exceptions. As a result, due-on-sale clauses have become generally enforceable except in those states whose legislatures exercised their authority to regulate the enforceability of due-on-sale clauses with respect to mortgage loans that were

         (a) originated or assumed during the "window period" under the Garn-St Germain Depository Institutions Act which ended in all cases not later than October 15, 1982, and

         (b) originated by lenders other than national banks, federal savings institutions and federal credit unions.

Freddie Mac has taken the position in its published mortgage servicing standards that, out of a total of eleven "window period states," five states, Arizona, Michigan, Minnesota, New Mexico and Utah, have enacted statutes extending, on various terms and for varying periods, the prohibition on enforcement of due-on-sale clauses with respect to certain categories of window period loans. Also, the Garn-St Germain Depository Institutions Act does "encourage" lenders to permit assumption of loans at the original rate of interest or at some other rate less than the average of the original rate and the market rate.

         In addition, under federal bankruptcy law, due-on-sale clauses may not be enforceable in bankruptcy proceedings and may, under some circumstances, be eliminated in any modified mortgage resulting from a bankruptcy proceeding.

ENFORCEABILITY OF PREPAYMENT AND LATE PAYMENT FEES

         Forms of notes, mortgages and deeds of trust used by lenders may contain provisions obligating the borrower to pay a late charge if payments are not timely made, and in some circumstances may provide for prepayment fees or penalties if the obligation is paid prior to maturity. In some states, there are or may be specific limitations, upon the late charges which a lender may collect from a borrower for delinquent payments. Some states also limit the amounts that a lender may collect from a borrower as an additional charge if the loan is prepaid. Late charges and prepayment fees are typically retained by servicers as additional servicing compensation.

EQUITABLE LIMITATIONS ON REMEDIES

         In connection with lenders' attempts to realize upon their security, courts have invoked general equitable principles. The equitable principles are generally designed to relieve the borrower from the legal effect of his defaults under the loan documents. Examples of judicial remedies that have been fashioned include judicial requirements that the lender undertake affirmative and expensive actions to determine the causes of the borrower's default and the likelihood that the borrower will be able to reinstate the loan. In some cases, courts have substituted their judgment for the lender's judgment and have required that lenders reinstate loans or recast payment schedules in order to accommodate borrowers who are suffering from temporary financial disability. In other cases, courts have limited the right of a lender to realize upon his security if the default under the security agreement is not monetary, such as the borrower's failure to adequately maintain the property or the borrower's execution of secondary financing affecting the property. Finally, some courts have been faced with the issue of whether or not federal or state constitutional provisions reflecting due process concerns for adequate notice require that borrowers under security agreements receive notices in addition to the statutorily-prescribed minimums. For the most part, these cases have upheld the notice provisions as being reasonable or have found that, in cases involving the sale by a trustee under a deed of trust or by a mortgagee under a mortgage having a power of sale, there is insufficient state action to afford constitutional protections to the borrower.

         Most conventional single-family mortgage loans may be prepaid in full or in part without penalty. A mortgagee to whom a prepayment in full has been tendered may be compelled to give either a release of the mortgage or an instrument assigning the existing mortgage. The absence of a restraint on prepayment, particularly with respect to mortgage loans having higher mortgage rates, may increase the likelihood of refinancing or other early retirements of mortgage loans having higher mortgage rates.

APPLICABILITY OF USURY LAWS

         Title V of the Depository Institutions Deregulation and Monetary Control Act of 1980, enacted in March 1980 referred to as "Title V", provides that state usury limitations shall not apply to specific types of residential first mortgage loans originated by lenders after March 31, 1980. Similar federal statutes were in effect with respect to mortgage loans made during the first three months of 1980. Title V authorizes any state to reimpose interest rate limits by adopting, before April 1, 1983, a state law, or by certifying that the voters of the state have voted in favor of any provision, constitutional or otherwise, which expressly rejects an application of the federal law. Fifteen states adopted a similar law prior to the April 1, 1983 deadline. In addition, even where Title V is not so rejected, any state is authorized by the law to adopt a provision limiting discount points or other charges on mortgage loans covered by Title V.

ENVIRONMENTAL LEGISLATION

         A federal statute, the Comprehensive Environmental Response, Compensation, and Liability Act, and a growing number of state laws impose a statutory lien for associated costs on property that is the subject of a cleanup action on account of hazardous wastes or hazardous substances released or disposed of on the property. This type of lien generally will have priority over all subsequent liens on the property and, in some of these states, will have priority over prior recorded liens, including the lien of a mortgage. The priority of the environmental lien under federal law depends on the time of perfection of the federal lien compared to the time of perfection of any competing liens under applicable state law. In addition, under federal environmental legislation and possibly under state law in a number of states, a secured party that takes a deed in lieu of foreclosure or acquires a property at a foreclosure sale may be liable for the costs of cleaning up a contaminated site. Although these costs could be substantial, they would probably not be imposed on a secured lender, such as the applicable trust fund, if it promptly marketed the foreclosed property for resale. In the event that a trust fund acquired title to a property securing a mortgage home equity loan and cleanup costs were incurred in respect of the property, the holders of the securities might incur a delay in the payment if the clean up costs were required to be paid by the trust fund.

SOLDIERS' AND SAILORS' CIVIL RELIEF ACT OF 1940

         Under the Soldiers' and Sailors' Civil Relief Act of 1940, members of all branches of the military on active duty, including draftees and reservists in military service,

                  (a) are entitled to have interest rates reduced and capped at 6% per annum, on obligations, including loans, incurred prior to the commencement of military service for the duration of military service,

                  (b) may be entitled to a stay of proceedings on any kind of foreclosure or repossession action in the case of defaults on any obligations entered into prior to military service for the duration of military service and

                  (c) may have the maturity of any obligations incurred prior to military service extended, the payments lowered and the payment schedule readjusted for a period of time after the completion of military service.

However, the benefits of (a), (b), or (c) above are subject to challenge by creditors and if, in the opinion of the court, the ability of a person to comply with their obligations is not materially impaired by military service, the court may apply equitable principles accordingly. If a borrower's obligation to repay amounts otherwise due on a home equity loan included in a trust fund for a series is relieved pursuant to the Soldiers' and Sailors' Civil Relief Act of 1940, none of the trust fund, the servicer, the seller nor the trustee will be required to advance these amounts, and any loss in respect of the borrower's obligation may reduce the amounts available to be paid to the holders of the securities of the related series. Unless otherwise specified in the related prospectus supplement, any shortfalls in interest collections on loans or underlying loans relating to the private securities, as applicable, included in a trust fund for a series resulting from application of the Soldiers' and Sailors' Civil Relief Act of 1940 will be allocated to each class of securities of the related series that is entitled to receive interest in respect of the loans or underlying loans in proportion to the interest that each class of securities would have otherwise been entitled to receive in respect of the loans or underlying loans had an interest shortfall not occurred.

USE OF PROCEEDS

         The seller will apply all or substantially all of the net proceeds from the sale of each series of securities for one or more of the following purposes:

         - to establish any reserve fund, pre-funding account or segregated trust account,
         - to pay costs of structuring and issuing the securities, including the costs of obtaining enhancement and
         - for its general corporate purposes.

                        FEDERAL INCOME TAX CONSIDERATIONS

         This section sets forth

         - certain federal income tax opinions of Stroock & Stroock & Lavan LLP, special counsel to the seller, referred to as federal tax counsel, and

         - a summary, based on the advice of Federal tax counsel, of the material federal income tax consequences of the purchase, ownership and disposition of securities.

The summary does not purport to deal with all aspects of federal income taxation that may affect particular investors in light of their individual circumstances, nor with certain types of investors subject to special treatment under the federal income tax laws. The summary focuses primarily on investors who will hold securities as capital assets, generally, property held for investment, within the meaning of Section 1221 of the of the Internal Revenue Code of 1986, but much of the discussion is applicable to other investors as well. Because tax consequences may vary based on the status or tax attributes of the owner of a security, prospective investors are advised to consult their own tax advisers concerning the federal, state, local and any other tax consequences to them of the purchase, ownership and disposition of the securities. For purposes of this tax discussion, except with respect to information reporting, or where the context indicates otherwise, any reference to the holder means the beneficial owner of a security.

         The summary is based upon the provisions of the Internal Revenue Code, the regulations promulgated under the Internal Revenue Code, including, where applicable, proposed regulations, and the judicial and administrative rulings and decisions now in effect, all of which are subject to change or possible differing interpretations. The statutory provisions, regulations, and interpretations on which this summary is based are subject to change, and a change could apply retroactively.

         The federal income tax consequences to holders will vary depending on whether

                  (a) the securities of a series are classified as indebtedness for federal income tax purposes;

                  (b) an election is made to treat the trust fund, or certain assets of the trust fund, relating to a particular series of securities as one or more real estate mortgage investment conduits, known as a REMICs, under the Internal Revenue Code.

                  (c) the securities represent an ownership interest for federal income tax purposes in some or all of the assets included in the trust fund for a series; or

                  (d) for federal income tax purposes the trust fund relating to a particular series of certificates is classified as a partnership.

The prospectus supplement for each series of securities will specify how the securities will be treated for federal income tax purposes and will discuss whether one or more REMIC elections, if any, will be made with respect to each series.

OPINIONS

         Federal tax counsel is of the opinion that:

                  (a) If a prospectus supplement indicates that one or more classes of securities of the related series are to be treated as indebtedness for federal income tax purposes, assuming that all of the provisions of the applicable agreement are complied with, the securities so designated will be considered indebtedness of the trust fund for federal income tax purposes;

                  (b) If a prospectus supplement indicates that one or more REMIC elections will be made with respect to the related trust fund, assuming that these REMIC elections are timely made and all of the provisions of the applicable agreement are complied with

                           (1) each segregated pool of assets specified in the
                  applicable agreement will constitute a REMIC for federal income tax purposes,

                           (2) the class or classes of securities of the related
                  series which are designated as "regular interests" in the related prospectus supplement will be considered regular interests in a REMIC for federal income tax purposes and

                           (3) the class of securities of the related series
                  which is designated as the residual interest in the related prospectus supplement will be considered the sole class of "residual interests" in the applicable REMIC for federal income tax purposes;

                  (c) If a prospectus supplement indicates that a trust fund will be treated as a grantor trust for federal income tax purposes, assuming compliance with all of the provisions of the applicable agreement,

                           (1) the trust fund will be considered to be a grantor
                  trust under Subpart E, Part 1 of Subchapter J of the Internal Revenue Code and will not be considered to be an association taxable as a corporation and

                           (2) a holder of the related securities will be
                  treated for federal income tax purposes as the owner of an undivided interest in the primary assets included in the trust fund; and

                  (d) If a prospectus supplement indicates that a trust fund is to be treated as a partnership for federal income tax purposes, assuming that all of the provisions of the applicable agreements are complied with, that trust fund will be considered to be a partnership for federal income tax purposes and will not be considered to be an association or publicly traded partnership taxable as a corporation.

         Each opinion is an expression of an opinion only, is not a guarantee of results and is not binding on the Internal Revenue Service or any third party.

TAXATION OF DEBT SECURITIES INCLUDING REGULAR INTEREST SECURITIES

         INTEREST AND ACQUISITION DISCOUNT. Securities representing a regular interest in a REMIC, which are referred to as regular interest securities, are generally taxable to holders in the same manner as evidences of indebtedness issued by the REMIC. Stated interest on the regular interest securities will be taxable as ordinary income and taken into account using the accrual method of accounting, regardless of the holder's normal accounting method. Interest, other than original issue discount, on securities, other than regular interest securities, that are characterized as indebtedness for federal income tax purposes will be includible in income by holders of those securities in accordance with their usual methods of accounting. Securities characterized as debt for federal income tax purposes and regular interest securities will from here be referred to in this prospectus collectively as debt securities.

         Debt securities that are compound interest securities will, and certain of the other debt securities may, be issued with original issue discount, known as OID. The following discussion is based in part on the rules governing OID which are set forth in Sections 1271-1275 of the Internal Revenue Code of 1986 and the Treasury regulations issued under the Internal Revenue Code of 1986. A holder should be aware, however, that the OID regulations do not adequately address some issues relevant to prepayable securities, such as the debt securities.

         In general, OID, if any, will equal the difference between the stated redemption price at maturity of a debt security and its issue price. A holder of a debt security must include OID in gross income as ordinary interest income as it accrues under a prescribed method which takes into account an economic accrual of the discount. In general, OID must be included in income in advance of the receipt of the cash representing that income. The amount of OID on a debt security will be considered to be zero if it is less than a de minimis amount determined under the Internal Revenue Code of 1986.

         The issue price of a debt security is the first price at which a substantial amount of debt securities of that class are sold to the public, excluding bond houses, brokers, underwriters or wholesalers. If less than a substantial amount of a particular class of debt securities is sold for cash on or prior to the closing date, the issue price for the class will be treated as the fair market value of the class on the closing date. The stated redemption price at maturity of a debt security includes the original principal amount of the debt security, but generally will not include distributions of interest if the distributions constitute qualified stated interest.

         Under the OID regulations, interest payments will not be qualified stated interest unless the interest payments are unconditionally payable. The OID Treasury regulations state that interest is unconditionally payable if reasonable legal remedies exist to compel timely payment, or the debt instrument otherwise provides terms and conditions that make the likelihood of late payment, other than late payment that occurs within a reasonable grace period or nonpayment of interest, a remote contingency, as defined in the OID Treasury regulations. It is unclear whether the terms and conditions of the loans underlying the debt securities, or those of the debt securities, are considered when determining whether the likelihood of late payment or nonpayment of interest is a remote contingency.

         Some debt securities will provide for distributions of interest based on a period that is the same length as the interval between distribution dates but ends prior to each distribution date. Any interest that accrues prior to the closing date may be treated under the OID regulations either (a) as part of the issue price and the stated redemption price at maturity of the debt securities or (b) as not included in the issue price or stated redemption price. The OID Treasury regulations provide a special application of the DE MINIMIS rule for debt instruments with long first accrual periods where the interest payable for the first period is at a rate which is effectively less than that which applies in all other periods. In these cases, for the sole purpose of determining whether original issue discount is DE MINIMIS, the OID Treasury regulations provide that the stated redemption price is equal to the instrument's issue price plus the greater of the amount of foregone interest or the excess, if any, of the instrument's stated principal amount over its issue price.

         Under the DE MINIMIS rule, OID on a debt security will be considered to be zero if OID is less than 0.25% of the stated redemption price at maturity of the debt security multiplied by the weighted average maturity of the debt security. For this purpose, the weighted average maturity of the debt security is computed as the sum of the amounts determined by multiplying the number of full years (i.e., rounding down partial years) from the issue date until each distribution in reduction of stated redemption price at maturity is scheduled to be made by a fraction, the numerator of which is the amount of each distribution included in the stated redemption price at maturity of the debt security and the denominator of which is the stated redemption price at maturity of the debt security. Holders generally must report DE MINIMIS OID pro rata as principal payments are received, and this income will be capital gain if the debt security is held as a capital asset. However, accrual method holders may elect to accrue all DE MINIMIS OID as well as market discount under a constant interest method.

         The holder of a debt security issued with OID must include in gross income, for all days during its taxable year on which it holds the debt security, the sum of the daily portions of original issue discount. The amount of OID includible in income by a holder will be computed by allocating to each day during a taxable year a pro rata portion of the original issue discount that accrued during the relevant accrual period. In the case of a debt security that is not a regular interest security and the principal payments on which are not subject to acceleration resulting from prepayments on the loans, the amount of OID includible in income of a holder for an accrual period, generally the period over which interest accrues on the debt instrument, will equal the product of the yield to maturity of the debt security and the adjusted issue price of the debt security, reduced by any payments of qualified stated interest. The adjusted issue price is the sum of its issue price plus prior accruals of OID, reduced by the total payments made with respect to the debt security in all prior periods, other than qualified stated interest payments.

         The amount of OID to be included in income by a holder of a debt instrument, such as certain classes of the debt securities, that is subject to acceleration due to prepayments on other debt obligations securing these instruments, called a pay-through security, is computed by taking into account the anticipated rate of prepayments assumed in pricing the debt instrument, called the prepayment assumption. The amount of OID that will accrue during an accrual period on a pay-through security is the excess, if any, of the sum of the present value of all payments remaining to be made on the pay-through security as of the close of the accrual period and the payments during the accrual period of amounts included in the stated redemption price of the pay-through security, over the adjusted issue price of the pay-through security at the beginning of the accrual period, over the adjusted issue price of the pay-through security at the beginning of the accrual period.

         The present value of the remaining payments is to be determined on the basis of three factors:

                  (a) the original yield to maturity of the pay-through security, determined on the basis of compounding at the end of each accrual period and properly adjusted for the length of the accrual period,

                  (b) events which have occurred before the end of the accrual period and

                  (c) the assumption that the remaining payments will be made in accordance with the original prepayment assumption.

The effect of this method is to increase the portions of OID required to be included in income by a holder to take into account prepayments with respect to the loans at a rate that exceeds the prepayment assumption, and to decrease, but not below zero for any period, the portions of OID required to be included in income by a holder of a pay-through security to take into account prepayments with respect to the loans at a rate that is slower than the prepayment assumption. Although OID will be reported to holders of pay-through securities based on the prepayment assumption, no representation is made to holders that loans will be prepaid at that rate or at any other rate.

         Some classes of regular interest securities may represent more than one class of REMIC regular interests. Unless the applicable prospectus supplement specifies otherwise, the trustee intends, based on the OID regulations, to calculate OID on these securities as if, solely for the purposes of computing OID, the separate regular interests were a single debt instrument.

         A subsequent holder of a debt security will also be required to include OID in gross income, but a subsequent holder of a debt security who purchases that debt security for an amount that exceeds its adjusted issue price will be entitled, as will an initial holder who pays more than a debt security's issue price, to offset the OID by comparable economic accruals of portions of the excess.

         EFFECTS OF DEFAULTS AND DELINQUENCIES. Holders will be required to report income with respect to the related securities under an accrual method without giving effect to delays and reductions in distributions attributable to a default or delinquency on the loans, except possibly to the extent that it can be established that these amounts are uncollectible. As a result, the amount of income, including OID, reported by a holder of a security in any period could significantly exceed the amount of cash distributed to the holder in that period. The holder will eventually be allowed a loss, or will be allowed to report a lesser amount of income, to the extent that the aggregate amount of distributions on the securities is reduced as a result of a home equity loan default. However, the timing and character of losses or reductions in income are uncertain and, accordingly, holders of securities should consult their own tax advisors on this point.

         INTEREST-ONLY DEBT SECURITIES. The trust fund intends to report income from interest-only classes of debt securities to the Internal Revenue Service and to holders of interest-only debt securities based on the assumption that the stated redemption price at maturity is equal to the sum of all payments determined under the applicable prepayment assumption. As a result, interest-only debt securities certificates will be treated as having original issue discount.

         VARIABLE RATE DEBT SECURITIES. Under the OID regulations, debt securities paying interest at a variable rate are subject to special rules. A variable rate debt security will qualify as a variable rate debt instrument if

                  (a) its issue price does not exceed the total noncontingent principal payments due under the variable rate debt security by more than a specified DE MINIMIS amount;

                  (b) it provides for stated interest, paid or compounded at least annually, at

                           (1) one or more qualified floating rates,

                           (2) a single fixed rate and one or more qualified
                  floating rates,

                           (3) a single objective rate or

                           (4) a single fixed rate and a single objective rate
                  that is a qualified inverse floating rate; and

                  (c) it does not provide for any principal payments that are contingent, as defined in the OID regulations, except as provided in
         (a) above.

         A qualified floating rate is any variable rate where variations in the value of the rate can reasonably be expected to measure contemporaneous variations in the cost of newly borrowed funds in the currency in which the variable rate debt security is denominated. A multiple of a qualified floating rate will generally not itself constitute a qualified floating rate for purposes of the OID Treasury regulations. However, a variable rate equal to

         (a) the product of a qualified floating rate and a fixed multiple that is greater than 0.65 but not more than 1.35 or

         (b) the product of a qualified floating rate and a fixed multiple that is greater than 0.65 but not more than 1.35, increased or decreased by a fixed rate will constitute a qualified floating rate for purposes of the OID Treasury regulations. In addition, under the OID Treasury regulations, two or more qualified floating rates that can reasonably be expected to have approximately the same values throughout the term of the variable rate debt security will be treated as and presumed to be a single qualified floating rate. Two or more qualified floating rates with values within 25 basis points of each other as determined on the variable rate debt security's issue date will be conclusively presumed to be a single qualified floating rate. Notwithstanding the foregoing, a variable rate that would otherwise constitute a qualified floating rate but which is subject to one or more restrictions such as a cap or floor, will not be a qualified floating rate for purposes of the OID Treasury regulations unless the restriction is fixed throughout the term of the variable rate debt security or the restriction will not significantly affect the yield of the variable rate debt security.

         An objective rate is a rate that is not itself a qualified floating rate but which is determined using a single fixed formula and which is based upon objective financial or economic information. The OID Treasury regulations also provide that other variable rates may be treated as objective rates if so designated by the Internal Revenue Service in the future. An interest rate on a REMIC regular interest that is the weighted average of the interest rates on some or all of the qualified mortgages held by the REMIC should constitute an objective rate. Despite the foregoing, a variable rate of interest on a variable rate debt security will not constitute an objective rate if it is reasonably expected that the average value of the rate during the first half of

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the variable rate debt security's term will be either significantly less than or significantly greater than the average value of the rate during the final half of the variable rate debt security's term. Further, an objective rate does not include a rate that is based on information that is in the control of or unique to the circumstances of the issuer or a party related to the issuer. An objective rate will qualify as a qualified inverse floating rate if the rate is equal to a fixed rate minus a qualified floating rate and variations in the rate can reasonably be expected to inversely reflect contemporaneous variations in the qualified floating rate. The OID Treasury regulations also provide that if a variable rate debt security provides for stated interest at a fixed rate for an initial period of less than one year followed by a variable rate that is either a qualified floating rate or an objective rate and if the variable rate on the variable rate debt security's issue date is intended to approximate the fixed rate, then the fixed rate and the variable rate together will constitute either a single qualified floating rate or objective rate, as the case may be called a presumed single variable rate. If the value of the variable rate and the initial fixed rate are within 25 basis points of each other as determined on the variable rate debt security's issue date, the variable rate will be conclusively presumed to approximate the fixed rate.

         For variable rate debt securities that qualify as a variable rate debt instrument under the OID Treasury regulations and provide for interest at either a single qualified floating rate, a single objective rate, a presumed single qualified floating rate or a presumed single variable rate throughout the term, original issue discount is computed as described above based on the following:

                  (a) stated interest on the single variable rate debt security which is unconditionally payable in cash or property, other than debt instruments of the issuer, at least annually will constitute qualified stated interest;

                  (b) by assuming that the variable rate on the single variable rate debt security is a fixed rate equal to:

                           (1) in the case of a single variable rate debt
                  security with a qualified floating rate or a qualified inverse floating rate, the value of, as of the issue date, of the qualified floating rate or the qualified inverse floating rate or

                           (2) in the case of a single variable rate debt
                  security with an objective rate, other than a qualified inverse floating rate, a fixed rate which reflects the reasonably expected yield for the single variable rate debt security; and

                  (c) the qualified stated interest allocable to an accrual period is increased (or decreased) if the interest actually paid during an accrual period exceeds (or is less than) the interest assumed to be paid under the assumed fixed rate described in (b) above.

         In general, any variable rate debt security other than a single variable rate debt security, called a multiple variable rate debt security, that qualifies as a variable rate debt instrument will be converted into an equivalent fixed rate debt instrument for purposes of determining the amount and accrual of original issue discount and qualified stated interest on the multiple variable rate debt security. The OID Treasury regulations generally require that a multiple variable rate debt security be converted into an equivalent fixed rate debt instrument by substituting any qualified floating rate or qualified inverse floating rate provided for under the terms of the multiple variable rate debt security with a fixed rate equal to the value of the qualified floating rate or qualified inverse floating rate, as the case may be, as of the multiple variable rate debt security's issue date. Any objective rate, other than a qualified inverse floating rate, provided for under the terms of the multiple variable rate debt security is converted into a fixed rate that reflects the yield that is reasonably expected for the multiple variable rate debt security. In the case of a multiple variable rate debt security that qualifies as a variable rate debt instrument and provides for stated interest at a fixed rate in addition to either one or more qualified floating rates or a qualified inverse floating rate, the fixed rate is initially converted into a qualified floating rate or a qualified inverse floating rate, if the multiple variable rate debt security provides for a qualified inverse floating rate. Under these circumstances, the qualified floating rate or qualified inverse floating rate that replaces the fixed rate must be such that the fair market value of the multiple variable rate debt security as of the multiple variable rate debt security's issue date is approximately the same as the fair market value of an otherwise identical debt instrument that provides for either the qualified floating rate or qualified inverse floating rate rather than the fixed rate. Subsequent to converting the fixed rate into either a qualified floating rate or a qualified inverse floating rate, the multiple variable rate debt security is then converted into an equivalent fixed rate debt instrument in the manner described above.

         Once the multiple variable rate debt security is converted into an equivalent fixed rate debt instrument pursuant to the foregoing rules, the amount of original issue discount and qualified stated interest, if any, are determined for the equivalent fixed rate debt instrument by applying the original issue discount rules to the equivalent fixed rate debt instrument in the manner described above. A holder of the multiple variable rate debt security will account for original issue discount and qualified stated interest as if the holder held the equivalent fixed rate debt instrument. Each accrual period appropriate adjustments will be made to the amount of qualified stated interest or original issue discount assumed to have been accrued or paid with respect to the equivalent fixed rate debt instrument in the event that these amounts differ from the accrual amount of interest accrued or paid on the multiple variable rate debt security during the accrual period.

         If a variable rate debt security does not qualify as a variable rate debt instrument under the OID Treasury regulations, then the variable rate debt security would be treated as a contingent payment debt obligation. It is not clear under current law how a variable rate debt security would be taxed if the debt security were treated as a contingent payment debt obligation.

         The Internal Revenue Services issued final regulations governing the calculation of OID on instruments having contingent interest payments. The final regulations specifically do not apply for purposes of calculating OID on debt instruments subject to Internal Revenue Code Section 1272(a)(6), such as the pay-through securities, including regular interest securities. Additionally, the OID regulations do not contain provisions specifically interpreting Internal Revenue Code Section 1272(a)(6). Until the Treasury issues guidelines to the contrary, the trustee intends to base its computation on Internal Revenue Code
Section 1272(a)(6) and the OID Treasury regulations as described in this prospectus. However, because no regulatory guidance exists under Internal Revenue Code Section 1272(a)(6), there can be no assurance that the methodology represents the correct manner of calculating OID.

         MARKET DISCOUNT. A purchaser of a security may be subject to the market discount rules of Sections 1276-1278 of the Internal Revenue Code of 1986. A holder that acquires a debt security with more than a prescribed DE MINIMIS amount of market discount, generally, the excess of the principal amount of the debt security over the purchaser's purchase price will be required to include accrued market discount in income as ordinary income in each month, but limited to an amount not exceeding the principal payments on the debt security received in that month and, if the securities are sold, the gain realized. Market discount would accrue in a manner to be provided in Treasury regulations but, until applicable regulations are issued, market discount would in general accrue either

         (a) on the basis of a constant yield, in the case of a pay-through security, taking into account a prepayment assumption, or

         (b)      in the ratio of

                  (1) in the case of securities, or in the case of a pass-through security, as set forth below, the loans underlying the security, not originally issued with original issue discount, stated interest payable in the relevant period to total stated interest remaining to be paid at the beginning of the period or

                  (2) in the case of securities or in the case of a pass-through security, as described below, the loans underlying the security, originally issued at a discount, OID accrued in the relevant period to total OID remaining to be paid.

         Section 1277 of the Internal Revenue Code provides that, regardless of the origination date of the debt security, or, in the case of a pass-through security, the loans, the excess of interest paid or accrued to purchase or carry a security, or, in the case of a pass-through security, as described below, the underlying loans, with market discount over interest received on the security is allowed as a current deduction only to the extent the excess is greater than the market discount that accrued during the taxable year in which the interest expense was incurred. In general, the deferred portion of any interest expense will be deductible when market discount is included in income, including upon the sale, disposition, or repayment of the security, or in the case of a pass-through security, an underlying loan. A holder may elect to include market discount in income currently as it accrues, on all market discount obligations acquired by that holder during the taxable year the election is made and after, in which case the interest deferral rule will not apply.

         PREMIUM. A holder who purchases a debt security, other than an interest weighted security to the extent described above, at a cost greater than its stated redemption price at maturity, generally will be considered to have purchased the security at a premium, which it may elect to amortize as an offset to interest income on the security, and not as a separate deduction item, on a constant yield method. Although there are regulations addressing amortizable bond premium, they specifically do not apply to prepayable debt instruments subject to Internal Revenue Code Section 1272(a)(6), such as the pay-through securities. The legislative history of the Tax Reform Act of 1986 indicates that premium is to be accrued in the same manner as market discount. Accordingly, it appears that the accrual of premium on a class of pay-through securities will be calculated using the prepayment assumption used in pricing that class. If a holder makes an election to amortize premium on a debt security, the election will apply to all taxable debt instruments, including all REMIC regular interests and all pass-through certificates representing ownership interests in a trust holding debt obligations, held by the holder at the beginning of the taxable year in which the election is made, and to all taxable debt instruments subsequently acquired by the holder, and will be irrevocable without the consent of the Internal Revenue Service. We recommend that purchasers who pay a premium for the securities consult their tax advisers regarding the election to amortize premium and the method to be employed.

         ELECTION TO TREAT ALL INTEREST AS ORIGINAL ISSUE DISCOUNT. The OID Treasury regulations permit a holder of a debt security to elect to accrue all interest, discount, including DE MINIMIS market or original issue discount, and premium in income as interest, based on a constant yield method for debt securities acquired on or after April 4, 1994. If an election were to be made with respect to a debt security with market discount, the holder of the debt security would be deemed to have made an election to include in income currently market discount with respect to all other debt instruments having market discount that the holder of the debt security acquires during the year of the election or after. Similarly, a holder of a debt security that makes this election for a debt security that is acquired at a premium will be deemed to have made an election to amortize bond premium with respect to all debt instruments having amortizable bond premium that the holder owns or acquires. The election to accrue interest, discount and premium on a constant yield method with respect to a debt security is irrevocable.

         SALE OR EXCHANGE. A holder's tax basis in its debt security is the price the holder pays for a debt security, plus amounts of OID or market discount included in income and reduced by any payments received, other than qualified stated interest payments, and any amortized premium. Gain or loss recognized on a sale, exchange, or redemption of a debt security, measured by the difference between the amount realized and the debt security's basis as so adjusted, will generally be capital gain or loss, assuming that the debt security is held as a capital asset. In the case of a debt security held by a bank, thrift, or similar institution described in Section 582 of the Internal Revenue Code, however, gain or loss realized on the sale or exchange of a debt security will be taxable as ordinary income or loss. In addition, gain from the disposition of a regular interest security that might otherwise be capital gain will be treated as ordinary income to the extent of the excess, if any, of

         (a) the amount that would have been includible in the holder's income if the yield on the regular interest security had equaled 110% of the applicable federal rate as of the beginning of the holder's holding period, over

         (b) the amount of ordinary income actually recognized by the holder with respect to the regular interest security.

In addition, gain on the sale of a debt security purchased at a market discount would be taxable as ordinary income in an amount not exceeding the market discount that accrued while the security was held by the seller, reduced by market discount included in income under the rules described above under "Market discount."

TAXATION OF THE REMIC AND ITS HOLDERS

         STATUS OF REGULAR INTEREST SECURITIES AS REAL PROPERTY LOANS. Regular interest securities and securities representing a residual interest in a REMIC will be real estate assets for purposes of Section 856(c)(4)(A) of the Internal Revenue Code and assets described in Section 7701(a)(19)(C) of the Internal Revenue Code to the extent that the REMIC's assets are qualifying assets. However, if at least 95 percent of the REMIC's assets are qualifying assets, then 100 percent of the REMIC securities will be a qualifying asset. Similarly, income on the REMIC securities will be treated as interest on obligations secured by mortgages on real property within the meaning of Section 856(c)(3)(B) of the Internal Revenue Code, subject to the limitations of the preceding two sentences. In addition to loans, the REMIC's assets will include payments on loans held pending distribution to holders of REMIC securities, amounts in reserve accounts, if any, other credit enhancements, if any, and possibly buydown funds. The loans generally will be qualifying assets under both of the foregoing sections of the Internal Revenue Code. However, loans that are not secured by residential real property or real property used primarily for church purposes may not constitute qualifying assets under Section 7701(a)(19)(C)(v) of the Internal Revenue Code. In addition, to the extent that the principal amount of a loan exceeds the value of the property securing the loan, it is unclear and Federal tax counsel is unable to opine whether the loan will be qualifying assets. The regulations under Sections 860A through 860G of the Internal Revenue Code are known as the REMIC regulations and treat credit enhancements as part of the mortgage or pool of mortgages to which they relate, and therefore credit enhancements generally should be qualifying assets. Regulations issued in conjunction with the REMIC regulations provide that amounts paid on loans and held pending distribution to holders of regular interest securities will be treated as qualifying assets. It is unclear whether reserve funds or buydown funds would also constitute qualifying assets under any of those provisions.

REMIC EXPENSES; SINGLE CLASS REMICs

         As a general rule, all of the expenses of a REMIC will be taken into account by holders of the residual interest securities. In the case of a single class REMIC, however, the expenses will be allocated, under Treasury regulations, among the holders of the regular interest securities and the holders of the residual interest securities on a daily basis in proportion to the relative amounts of income accruing to each holder on that day. In the case of a holder of a regular interest security who is an individual or a pass-through interest holder, including pass-through entities but not including real estate investment trusts, expenses will be deductible only to the extent that these expenses, plus other miscellaneous itemized deductions of the holder, exceed 2% of the holder's adjusted gross income, and the holder may not be able to deduct any fees and expenses to any extent in computing the holder's alternative minimum tax liability. In addition, the amount of itemized deductions otherwise allowable for the taxable year for an individual whose adjusted gross income exceeds the applicable amount will be reduced by the lesser of

         (a) 3% of the excess of adjusted gross income over the applicable amount, or

         (b) 80% of the amount of itemized deductions otherwise allowable for the related taxable year.

In the case of a partnership that has 100 or more partners and elects to be treated as an electing large partnership, 70 percent of the partnership's miscellaneous itemized deductions will be disallowed, although the remaining deductions will generally be allowed at the partnership level and will not be subject to the 2 percent floor that would otherwise be applicable to individual partners. The reduction or disallowance of this deduction may have a significant impact on the yield of the regular interest security to a holder. In general terms, a single class REMIC is one that either

         (a) would qualify, under existing Treasury regulations, as a grantor trust if it were not a REMIC, treating all interests as ownership interests, even if they would be classified as debt for federal income tax purposes or

         (b) is similar to a grantor trust which is not a REMIC and which is structured with the principal purpose of avoiding the single class REMIC rules.

Unless otherwise stated in the applicable prospectus supplement, the expenses of the REMIC will be allocated to holders of the related residual interest securities.

TAXATION OF THE REMIC

         GENERAL. Although a REMIC is a separate entity for federal income tax purposes, a REMIC is not generally subject to entity-level tax. Rather, the taxable income or net loss of a REMIC is taken into account by the holders of residual interests. As described above, the regular interests are generally taxable as debt of the REMIC.

         TIERED REMIC STRUCTURES. For certain series of securities, two or more separate elections may be made to treat designated portions of the related trust fund as REMICs for federal income tax purposes. Solely for purposes of determining whether the REMIC certificates will be real estate assets within the meaning of Section 856(c)(4)(A) of the Internal Revenue Code, and loans secured by an interest in real property under Section 7701(a)(19)(C) of the Internal Revenue Code, and whether the income on these certificates is interest described in Section 856(c)(3)(B) of the Internal Revenue Code, the tiered REMICs will be treated as one REMIC.

         CALCULATION OF REMIC INCOME. The taxable income or net loss of a REMIC is determined under an accrual method of accounting and in the same manner as in the case of an individual, with adjustments. In general, the taxable income or net loss will be the difference between

         (a) the gross income produced by the REMIC's assets, including stated interest and any original issue discount or market discount on loans and other assets, and

         (b) deductions, including stated interest and original issue discount accrued on regular interest securities, amortization of any premium with respect to loans, and servicing fees and other expenses of the REMIC.

A holder of a residual interest security that is an individual or a pass-through interest holder, including certain pass-through entities, but not including real estate investment trusts, will be unable to deduct servicing fees payable on the loans or other administrative expenses of the REMIC for a given taxable year, to the extent that these expenses, when aggregated with the holder's other miscellaneous itemized deductions for that year, do not exceed two percent of such holder's adjusted gross income and the holder may not be able to deduct these fees and expenses to any extent in computing his alternative minimum tax liability. In the case of a partnership that has 100 or more partners and elects to be treated as an electing large partnership, 70 percent of the partnership's miscellaneous itemized deductions will be disallowed, although the remaining deductions will generally be allowed at the partnership level and will not be subject to the 2 percent floor that would otherwise be applicable to individual partners.

         For purposes of computing its taxable income or net loss, the REMIC should have an initial aggregate tax basis in its assets equal to the aggregate fair market value of the regular interests and the residual interests on the startup day, generally the day that the interests are issued. This aggregate basis will be allocated among the assets of the REMIC in proportion to their respective fair market values.

         The OID provisions of the Internal Revenue Code apply to loans of individuals originated on or after March 2, 1984. Subject to possible application of the de minimis rules, the method of accrual by the REMIC of OID income on loans originated on or after March 2, 1984 will be equivalent to the method under which holders of pay-through securities accrue original issue discount, that is, under the constant yield method taking into account a prepayment assumption. The REMIC will deduct OID on the regular interest securities in the same manner that the holders of the regular interest securities include discount in income, but without regard to the de minimis rules. However, a REMIC that acquires loans at a market discount must include market discount in income currently, as it accrues, on a constant interest basis.

         To the extent that the REMIC's basis allocable to loans that it holds exceeds their principal amounts, the resulting premium, if attributable to mortgages originated after September 27, 1985, will be amortized over the life of the loans, presumably taking into account the prepayment assumption, on a constant yield method. Although the law is somewhat unclear regarding recovery of premium attributable to loans originated on or before September 27, 1985, it is possible that the premium may be recovered in proportion to payments of loan principal.

         PROHIBITED TRANSACTIONS; CONTRIBUTIONS TAX; TAX ON NET INCOME FROM FORECLOSURE PROPERTY. The REMIC will be subject to a 100% tax on any net income derived from a prohibited transaction. For this purpose, net income will be calculated without taking into account any losses from prohibited transactions or any deductions attributable to any prohibited transaction that resulted in a loss. In general, prohibited transactions include:

         - subject to limited exceptions, the sale or other disposition of any qualified mortgage transferred to the REMIC;

         - subject to a limited exception, the sale or other disposition of a cash flow investment;

         - the receipt of any income from assets not permitted to be held by the REMIC pursuant to the Internal Revenue Code; or

         - the receipt of any fees or other compensation for services rendered by the REMIC.

It is anticipated that a REMIC will not engage in any prohibited transactions in which it would recognize a material amount of net income.

         In addition, subject to a number of exceptions, a tax is imposed at the rate of 100% on amounts contributed to a REMIC after the startup day. In addition, a REMIC is subject to tax, deductible from its income, on any net income from foreclosure property, determined in accordance with Section 857(b)(4)(B) of the Internal Revenue Code as if the REMIC were a REIT. The taxes will be paid out of the trust fund and will be allocated first to the holders of secured securities and then pro rata to all outstanding classes of securities of the REMIC.

TAXATION OF HOLDERS OF RESIDUAL INTEREST SECURITIES

         The holder of a security representing a residual interest will take into account the daily portion of the taxable income or net loss of the REMIC for each day during the taxable year on which the holder held the residual interest security. The daily portion is determined by allocating to each day in any calendar quarter its ratable portion of the taxable income or net loss of the REMIC for the relevant quarter, and by allocating that amount among the holders, on that day, of the residual interest securities in proportion to their respective holdings on that day.

         The holder of a residual interest security must report its proportionate share of the taxable income of the REMIC whether or not it receives cash distributions from the REMIC attributable to income or loss. The reporting of taxable income without corresponding distributions could occur, for example, in some REMIC issues in which the loans held by the REMIC were issued or acquired at a discount, since mortgage prepayments cause recognition of discount income, while the corresponding portion of the prepayment could be used in whole or in part to make principal payments on REMIC regular interests issued without any discount or at an insubstantial discount. If this occurs, it is likely that cash distributions will exceed taxable income in later years. Taxable income may also be greater in earlier years of some REMIC issues as a result of the fact that interest expense deductions, as a percentage of outstanding principal on REMIC regular interest securities, will typically increase over time as lower yielding securities are paid, whereas interest income with respect to loans will generally remain constant over time as a percentage of loan principal.

         In any event, because the holder of a residual interest is taxed on the net income of the REMIC, the taxable income derived from a residual interest security in a given taxable year will not be equal to the taxable income associated with investment in a corporate bond or stripped instrument having similar cash flow characteristics and pretax yield. Therefore, the after-tax yield on the residual interest security may be less than that of a corporate bond or stripped instrument, and may be negative.

         LIMITATION ON LOSSES. The amount of the REMIC's net loss that a holder may take into account currently is limited to the holder's adjusted basis at the end of the calendar quarter in which the loss arises. A holder's basis in a residual interest security will initially equal the holder's purchase price, and will subsequently be increased by the amount of the REMIC's taxable income allocated to the holder, and decreased, but not below zero, by the amount of distributions made and the amount of the REMIC's net loss allocated to the holder. Any disallowed loss may be carried forward indefinitely, but may be used only to offset income of the same REMIC. The ability of holders of residual interest securities to deduct net losses may be subject to additional limitations under the Internal Revenue Code, and we recommend that holders consult their tax advisers.

         DISTRIBUTIONS. Distributions on a residual interest security, whether at their scheduled times or as a result of prepayments, will generally not result in any additional taxable income or loss to a holder of a residual interest security. If the amount of a payment exceeds a holder's adjusted basis in the residual interest security, however, the holder will recognize gain, treated as gain from the sale of the residual interest security, to the extent of the excess.

         SALE OR EXCHANGE. A holder of a residual interest security will recognize gain or loss on the sale or exchange of a residual interest security equal to the difference, if any, between the amount realized and the holder's adjusted basis in the residual interest security at the time of the sale or exchange. Except to the extent provided in regulations, which have not yet been issued, any loss upon disposition of a residual interest security will be disallowed if the selling holder acquires any residual interest in a REMIC or similar mortgage pool within six months before or after disposition.

         EXCESS INCLUSIONS. The portion of the REMIC taxable income of a holder of a residual interest security consisting of excess inclusion income may not be offset by other deductions or losses, including net operating losses, on the holder's federal income tax return. Further, if the holder of a residual interest security is an organization subject to the tax on unrelated business income imposed by Internal Revenue Code Section 511, the holder's excess inclusion income will be treated as unrelated business taxable income of that holder. In addition, under Treasury regulations yet to be issued, if a real estate investment trust, a regulated investment company, a common trust fund, or certain cooperatives were to own a residual interest security, a portion of dividends or other distributions paid by the real estate investment trust or other entity would be treated as excess inclusion income. If a residual security is owned by a foreign person, excess inclusion income is subject to tax at a rate of 30% which may not be reduced by treaty, is not eligible for treatment as portfolio interest and is subject to certain additional limitations.

         For purpose of the alternative minimum tax:

                  (a) alternative minimum taxable income for a residual holder is determined without regard to the special rule that taxable income cannot be less than excess inclusions;

                  (b) a residual holder's alternative minimum income for a tax year cannot be less than excess inclusions for the year;

                  (c) the amount of any alternative minimum tax net operating loss deductions must be computed without regard to any excess inclusions.

         The excess inclusion portion of a REMIC's income is generally equal to the excess, if any, of REMIC taxable income for the quarterly period allocable to a residual interest security, over the daily accruals for the related quarterly period of

         (a) 120% of the long-term applicable federal rate on the startup date multiplied by

         (b) the adjusted issue price of the residual interest security at the beginning of the related quarterly period.

The adjusted issue price of a residual interest security at the beginning of each calendar quarter will equal its issue price, calculated in a manner analogous to the determination of the issue price of a regular interest security, increased by the aggregate of the daily accruals for prior calendar quarters, and decreased, but not below zero, by the amount of loss allocated to a holder and the amount of distributions made on the residual interest security before the beginning of the quarter. The long-term federal rate, which is announced monthly by the Treasury Department, is an interest rate that is based on the average market yield of outstanding marketable obligations of the United States government having remaining maturities in excess of nine years.

         Under the REMIC regulations, in some circumstances, transfers of residual interest securities may be disregarded.

         RESTRICTIONS ON OWNERSHIP AND TRANSFER OF RESIDUAL INTEREST SECURITIES. As a condition to qualification as a REMIC, reasonable arrangements must be made to prevent the ownership of a REMIC residual interest by any disqualified organization. Disqualified organizations include the United States, any state or political subdivision of the United States, any foreign government, any international organization, or any agency or instrumentality of any of the foregoing, a rural electric or telephone cooperative described in Section 1381(a)(2)(C) of the Internal Revenue Code, or any entity exempt from tax, other than certain farmers' cooperatives, unless the entity is not subject to tax on its unrelated business income. Accordingly, the applicable agreement will prohibit disqualified organizations from owning a residual interest security. In addition, no transfer of a residual interest security will be permitted unless the proposed transferee shall have furnished to the trustee an affidavit representing and warranting that it is neither a disqualified organization nor an agent or nominee acting on behalf of a disqualified organization.

         If a residual interest security is transferred to a disqualified organization in violation of the restrictions set forth above, a substantial tax will be imposed on the transferor of that residual interest security at the time of the transfer. In addition, if a disqualified organization holds an interest in a pass-through entity, including, among others, a partnership, trust, real estate investment trust, regulated investment company, or any person holding as nominee an interest in a pass-through entity, that owns a residual interest security, the pass-through entity will be required to pay an annual tax on its allocable share of the excess inclusion income of the REMIC. All partners of electing partnerships having 100 or more partners will be treated as disqualified organizations for purposes of the tax imposed on pass-through entities if these electing large partnerships hold residual interests in a REMIC. However, the electing large partnership would be entitled to exclude the excess inclusion income from gross income for purposes of determining the taxable income of the partners.

         The REMIC regulations provide that a transfer of a noneconomic residual interest will be disregarded for all federal income tax purposes unless impeding the assessment or collection of tax was not a significant purpose of the transfer. A residual interest will be treated as a noneconomic residual interest unless, at the time of the transfer

         (1) the present value of the expected future distributions on the residual interest at least equals the product of

                  (x) the present value of all anticipated excess inclusions with respect to the residual interest and

                  (y) the highest corporate tax rate, currently 35 percent, and

         (2) the transferor reasonably expects that for each anticipated excess inclusion, the transferee will receive distributions from the REMIC, at or after the time at which taxes on the excess inclusion accrue, sufficient to pay the taxes on that excess inclusion.

A significant purpose to impede the assessment or collection of tax exists if the transferor, at the time of the transfer, either knew or should have known that the transferee would be unwilling or unable to pay taxes due on its share of the taxable income of the REMIC. A transferor will be presumed not to know or have reason to know (the "safe harbor") if

         (a) the transferor conducts, at the time of the transfer, a reasonable investigation of the financial condition of the transferee and, as a result of the investigation, the transferor finds that the transferee has historically paid its debts as they came due and finds no significant evidence to indicate that the transferee will not continue to pay its debts as they come due in the future, and

         (b)      the transferee represents to the transferor that

                  (1) the transferee understands that it might incur tax liabilities in excess of any cash received with respect to the residual interest and

                  (2) the transferee intends to pay the taxes associated with owning the residual interest as they come due.

Proposed regulations and an IRS Notice provide that a third test that must be satisfied to qualify for the safe harbor -- either the formula test or the asset test (each as described below) is satisfied.

         The formula test is satisfied if the present value of the anticipated tax liabilities associated with holding the residual security does not exceed the sum of the present values of (1) any consideration given to the transferee to the acquire the residual security, (2) the expected future distributions on the residual security, and (3) the anticipated tax savings associated with holding the residual security as the REMIC generates losses. For purposes of this calculation, the present values generally are calculated using a discount rate equal to the applicable federal rate, and the transferee is assumed to pay tax at the highest corporate rate of tax.

         The asset test is satisfied if

                  (1) at the time of the transfer of the residual security, and at the close of each of the transferee's two fiscal years preceding the year of transfer, the transferee's gross assets for financial reporting purposes exceed $100 million and its net assets for financial reporting purposes exceed $10 million,

                  (2) the transferee is a taxable domestic C corporation, other than a RIC, REIT, REMIC or Subchapter T cooperative (an "Eligible Corporation"), that makes a written agreement that any subsequent transfer of the residual security will be to another Eligible Corporation in a transaction that satisfies the safe harbor described above, and the transferor does not know, or have reason to know, that the transferee will not honor such agreement, and

                  (3) the facts and circumstances known to the transferor on or before the date of transfer do not reasonably indicate that the taxes associated with the residual security will not be paid.

                  For purposes of requirement (1) the gross and net assets of a transferee do not include any obligations of a person related to the transferee or any other asset if a principal purpose for holding or acquiring the asset is to permit the transferee to satisfy the asset test. Further, requirement (2) will not be treated as satisfied in the case of any transfer or assignment of the residual security to a foreign branch of an Eligible Corporation or any other arrangement by which the residual security is at any time subject to net tax by a foreign country or possession of the United States.

A different formulation of this rule applies to transfers of residual interest security by or to foreign transferees.

         MARK TO MARKET RULES. Treasury regulations provide that for purposes of the mark to market requirements of Internal Revenue Code Section 475, a REMIC residual interest acquired after January 3, 1995 is not a security and cannot be marked to market, regardless of the value of the REMIC residual interest.

ADMINISTRATIVE MATTERS

         The REMIC's books must be maintained on a calendar year basis and the REMIC must file an annual federal income tax return. The REMIC will also be subject to the procedural and administrative rules of the Internal Revenue Code applicable to partnerships, including the determination of any adjustments to, among other things, items of REMIC income, gain, loss, deduction, or credit, by the IRS in a unified administrative proceeding.

TAX STATUS AS A GRANTOR TRUST

         As further described below, each holder of a pass-through security must report on its federal income tax return the gross income from the portion of the mortgages that is allocable to each pass-through security and may deduct the portion of the expenses incurred or accrued by the trust fund that is allocable to that pass-through security, at the same time and to the same extent as these items would be reported by the holder if it had purchased and held directly an interest in the mortgages and received or accrued directly its share of the payments on the mortgages and incurred or accrued directly its share of expenses incurred or accrued by the trust fund when those amounts are received, incurred or accrued by the trust fund.

         A holder of a pass-through security that is an individual, estate, or trust will be allowed deductions for expenses only to the extent that the sum of those expenses and the holder's other miscellaneous itemized deductions exceeds two percent of the holder's adjusted gross income. Moreover, a holder of a pass-through security that is not a corporation cannot deduct expenses for purposes of the alternative minimum tax, if applicable. Deductions will include servicing, guarantee and administrative fees paid to the servicer of the mortgage loans. As a result, the trust fund will report additional taxable income to holders of pass-through securities in an amount equal to their allocable share of deductions, and individuals, estates, or trusts holding pass-through securities may have taxable income in excess of the cash received.

         STATUS OF THE PASS-THROUGH SECURITIES AS REAL PROPERTY LOANS. The pass-through securities will be "real estate assets" for purposes of Section
856(c)(5)(A) of the Internal Revenue Code and "loans....secured by an interest in real property" within the meaning of Section 7701(a)(19)(C)(v) of the Internal Revenue Code to the extent that the trust fund's assets are qualifying assets. The pass-through securities may not be qualifying assets under any of the foregoing sections of the Internal Revenue Code to the extent that the trust fund's assets include buydown funds, reserve funds, or payments on mortgages held pending distribution to certificateholders. Further, the pass-through securities may not be real estate assets to the extent loans held by the trust are not secured by real property, and may not be loans secured by an interest in real property to the extent loans held by the trust are not secured by residential real property or real property used primarily for church purposes. In addition, to the extent that the principal amount of a loan exceeds the value of the property securing the loan, it is unclear and Federal tax counsel is unable to opine whether the loans will be qualifying assets.

         TAXATION OF PASS-THROUGH SECURITIES UNDER STRIPPED BOND RULES. The federal income tax treatment of the pass-through securities will depend on whether they are subject to the rules of Section 1286 of the Internal Revenue Code. The pass-through securities will be subject to those rules if stripped interest-only certificates are issued. In addition, whether or not stripped interest-only certificates are issued, the Internal Revenue Service may contend that the rules of Internal Revenue Code Section 1286 apply on the ground that the servicer's servicing fee, or other amounts, if any, paid to, or retained by, the servicer or its affiliates, as specified in the applicable prospectus supplement, represent greater than an arm's length consideration for servicing the loans and should be characterized for federal income tax purposes as an ownership interest in the loans. The Internal Revenue Service has taken the position in Revenue Ruling 91-46 that a retained interest in excess of reasonable compensation for servicing is treated as a stripped coupon under the rules of Internal Revenue Code Section 1286.

         If interest retained for the servicer's servicing fee or other interest is treated as a stripped coupon, the pass-through securities will either be subject to the OID rules or the market discount rules. A holder of a pass-through security will account for any discount on the pass-through security as market discount rather than OID if the loans are mortgages and either (a) the amount of OID with respect to the pass-through security was treated as zero under the OID de minimis rule when the pass-through security was stripped or (b) no more than 100 basis points, including any amount of servicing in excess of reasonable servicing, is stripped off from the loans. If neither of the above exceptions applies, the OID rules will apply to the pass-through securities.

         If the OID rules apply, the holder of a pass-through security, whether a cash or accrual method taxpayer, will be required to report interest income from the pass-through security in each taxable year equal to the income that accrues on the pass-through security in that year calculated under a constant yield method based on the yield of the pass-through security, or, possibly, the yield of each mortgage underlying the pass-through security, to the holder. The yield would be computed at the rate, assuming monthly compounding, that, if used in discounting the holder's share of the payments on the mortgages, would cause the present value of those payments to equal the price at which the holder purchased the pass-through security. With respect to certain categories of debt instruments, Section 1272(a)(6) of the Internal Revenue Code requires that OID be accrued based on a prepayment assumption determined in a manner prescribed by forthcoming regulations. These regulations would apply to the pass-through securities. It is anticipated that the trustee will calculate the yield of the pass-through securities based on a representative initial offering price of the pass-through securities and a reasonable assumed rate of prepayment of the mortgages, although this yield may differ from the yield to any particular holder that would be used in calculating the interest income of that holder. The prospectus supplement for each series of pass-through securities will describe the prepayment assumption that will be used for this purpose, but no representation is made that the mortgages will prepay at that rate or at any other rate.

         In the case of a pass-through security acquired at a price equal to the principal amount of the mortgages allocable to the pass-through security, the use of a reasonable prepayment assumption would not have any significant effect on the yield used in calculating accruals of interest income. In the case, however, of a pass-through security acquired at a discount or premium with respect to each underlying loan, that is, at a price less than or greater than this principal amount, respectively, the use of a reasonable prepayment assumption would increase or decrease the yield, and thus accelerate or decelerate the reporting of interest income, respectively.

         If a loan is prepaid in full, the holder of a pass-through security acquired at a discount or premium generally will recognize ordinary income or loss equal to the difference between the portion of the prepaid principal amount of the loan that is allocable to the pass-through security and the portion of the adjusted basis of the pass-through security that is allocable to the loans. It is not clear whether any adjustments would be required to reflect differences between the prepayment rate that was assumed in calculating yield and the actual rate of prepayments.

         Pass-through securities of some series may provide for a pass-through rate based on the weighted average of the interest rates of the mortgages held by the trust fund, which interest rates may be fixed or variable. In the case of a variable rate pass-through security that is subject to the OID rules, the daily portions of OID generally will be calculated under the principles discussed in "--Taxation of debt securities including regular interest securities-Variable rate debt securities."

         TAXATION OF PASS-THROUGH SECURITIES IF STRIPPED BOND RULES DO NOT APPLY. If the stripped bond rules do not apply to a pass-through security, then the holder will be required to include in income its share of the interest payments on the mortgages in accordance with its tax accounting method. In addition, if the holder purchased the pass-through security at a discount or premium, the holder will be required to account for that discount or premium in the manner described below. The treatment of any discount will depend on whether the discount is OID as defined in the Internal Revenue Code and, in the case of discount other than OID, whether this other discount exceeds a DE MINIMIS amount. In the case of OID, the holder, whether a cash or accrual method taxpayer, will be required to report as additional interest income in each month the portion of the discount that accrues in that month, calculated based on a constant yield method. In general it is not anticipated that the amount of OID to be accrued in each month, if any, will be significant relative to the interest paid currently on the mortgages. However, OID could arise with respect to a loan, known as an ARM, that provides for interest at a rate equal to the sum of an index of market interest rates and a fixed number. The OID for ARMs generally will be determined under the principles discussed in "Taxation of debt securities including regular interest securities--Variable rate debt securities."

         If discount other than OID exceeds a DE MINIMIS amount, the holder will also generally be required to include in income in each month the amount of discount accrued through the applicable month and not previously included in income, but limited, with respect to the portion of discount allocable to any mortgage, to the amount of principal on the mortgage received by the trust fund in that month. Because the mortgages will provide for monthly principal payments, a discount may be required to be included in income at a rate that is not significantly slower than the rate at which the discount accrues, and therefore at a rate not significantly slower than the rate at which the discount would be included in income if it were OID. The holder may elect to accrue discount under a constant yield method based on the yield of the pass-through security to the holder, or possibly based on the yields of each loan. In the absence of an election, it may be necessary to accrue discount under a more rapid straight-line method. Under the DE MINIMIS rule, market discount with respect to a pass-through security will be considered to be zero if it is less than the product of

         (a) 0.25% of the principal amount of the mortgages allocable to the pass-through security and

         (b) the weighted average life, in complete years, of the mortgages remaining at the time of purchase of the pass-through security.

         If a holder purchases a pass-through security at a premium, the holder may elect under Section 171 of the Internal Revenue Code to amortize the portion of premium that is allocable to a loan under a constant yield method based on the yield of the loan to the holder, provided that the loan was originated after September 27, 1985. Premium allocable to a loan originated on or before that date should be allocated among the principal payments on the loan and allowed as an ordinary deduction as principal payments are made or, perhaps, upon termination.

         It is not clear whether the foregoing adjustments for discount or premium would be made based on the scheduled payments on the loans or taking account of a reasonable prepayment assumption, and Federal tax counsel is unable to opine on this issue.

         If a loan is prepaid in full, the holder of a pass-through security acquired at a discount or premium will recognize ordinary income or loss equal to the difference between the portion of the prepaid principal amount of the loan that is allocable to the pass-through security and the portion of the adjusted basis of the pass-through security that is allocable to the loans. Adjustments might be required to reflect differences between the prepayment rate that was assumed in accounting for discount or premium and the actual rate of prepayments.

MISCELLANEOUS TAX ASPECTS

         BACKUP WITHHOLDING. A holder, other than a holder of a residual interest security, may, under some circumstances, be subject to backup withholding at a rate of 31% with respect to distributions or the proceeds of a sale of certificates to or through brokers that represent interest or original issue discount on the securities. This withholding generally applies if the holder of a security

         - fails to furnish the trustee with its taxpayer identification number;

         - furnishes the trustee an incorrect taxpayer identification number;

         - fails to report properly interest, dividends or other reportable payments as defined in the Internal Revenue Code; or

         - under particular circumstances, fails to provide the trustee or the holder's securities broker with a certified statement, signed under penalty of perjury, that the taxpayer identification number provided is its correct number and that the holder is not subject to backup withholding.

Backup withholding will not apply, however, with respect to payments made to holders, including payments to exempt recipients, such as exempt organizations, and to foreign investors. Holders should consult their tax advisers as to their qualification for exemption from backup withholding and the procedure for obtaining the exemption.

         Treasury regulations, which are generally effective with respect to payments made after December 31, 2000 (the "Final Withholding Regulations"), consolidate and modify the current certification requirements and means by which a holder may claim exemption from United States federal income tax withholding and provide presumptions regarding the status of holders when payments to the holders cannot be reliably associated with appropriate documentation provided to the payor. We recommend that holders consult their tax advisors regarding the application of the Final Withholding Regulations.

         The trustee will report to the holders and to the servicer for each calendar year the amount of any reportable payments during the year and the amount of tax withheld, if any, with respect to payments on the securities.

TAX TREATMENT OF FOREIGN INVESTORS

         Subject to the discussion below with respect to trust funds which are treated as partnerships for federal income tax purposes and with respect to certificates treated as debt for federal income tax purposes, unless interest, including OID, paid on a security, other than a residual interest security, is considered to be effectively connected with a trade or business conducted in the United States by a foreign investor, the interest will normally qualify as portfolio interest, except where

         (a) the recipient is a holder, directly or by attribution, of 10% or more of the capital or profits interest in the issuer, or

         (b) the recipient is a controlled foreign corporation to which the issuer is a related person, and will be exempt from federal income tax.

For this purpose, a foreign investor is any holder that is not

         (a)      a citizen or resident of the United States,

         (b) a corporation or partnership, including any entity that is classified as either a corporation or partnership for federal income tax purposes, organized under the law of the United States or any state, including the District of Columbia,

         (c) an estate the income of which is includible in gross income regardless of its source, or

         (d)      a trust other than a foreign trust, as the term is defined in
                  Section 7701(a)(31) of the Internal Revenue Code.

Upon receipt of appropriate ownership statements, the issuer normally will be relieved of obligations to withhold tax from interest payments. These provisions supersede the generally applicable provisions of United States law that would otherwise require the issuer to withhold at a 30% rate, unless the rate were reduced or eliminated by an applicable tax treaty, on, among other things, interest and other fixed or determinable, annual or periodic income paid to foreign investors. Holders of pass-through securities however, may be subject to withholding to the extent that the loans were originated on or before July 18, 1984.

         Interest and OID of holders who are foreign investors are not subject to withholding if they are effectively connected with a United States business conducted by the holder and timely provide an Internal Revenue Service Form W-8ECI. They will, however, generally be subject to the regular United States income tax.

         The Final Withholding regulations consolidate and modify the current certification requirements and means by which a holder may claim exemption from United States federal income tax withholding. We recommend that holders consult their tax advisors regarding the application of these regulations.

         Payments to holders of residual interest securities who are foreign investors will generally be treated as interest for purposes of the 30%, or lower treaty rate, United States withholding tax. Holders should assume that income does not qualify for exemption from United States withholding tax as portfolio interest. It is clear that, to the extent that a payment represents a portion of REMIC taxable income that constitutes excess inclusion income, a holder of a residual interest security will not be entitled to an exemption from or reduction of the 30%, or lower treaty rate, withholding tax rule. If the payments are subject to United States withholding tax, they generally will be taken into account for withholding tax purposes only when paid or distributed, or when the residual interest security is disposed of. The Treasury has statutory authority, however, to promulgate regulations which would require these amounts to be taken into account at an earlier time in order to prevent the avoidance of tax. Treasury regulations could, for example, require withholding prior to the distribution of cash in the case of residual interest securities that do not have significant value. Under the REMIC regulations, if a residual interest security has tax avoidance potential, a transfer of a residual interest security to a foreign investor will be disregarded for all federal tax purposes. A residual interest security has tax avoidance potential unless, at the time of the transfer the transferor reasonably expects that the REMIC will distribute to the transferee residual interest holder amounts that will equal at least

30% of each excess inclusion, and that these amounts will be distributed at or after the time at which the excess inclusions accrue and not later than the calendar year following the calendar year of accrual. If a foreign investor transfers a residual interest security to a United States person, that is, a person that is not a foreign investor, and if the transfer has the effect of allowing the transferor to avoid tax on accrued excess inclusions, then the transfer is disregarded and the transferor continues to be treated as the owner of the residual interest security for purposes of the withholding tax provisions of the Internal Revenue Code.

         Subject to the discussion in the previous paragraphs, any capital gain realized on the sale, redemption, retirement or other taxable disposition of a security by a foreign investor will be exempt from United States federal income and withholding tax, provided that

         (a) the gain is not effectively connected with the conduct of a trade or business in the United States by the foreign investor and

         (b) in the case of an individual foreign investor, the foreign investor is not present in the United States for 183 days or more in the taxable year.

TAX CHARACTERIZATION OF THE TRUST AS A PARTNERSHIP

         If a trust fund is intended to be a partnership for federal income tax purposes the applicable agreements will provide that the nature of the income of the trust fund will exempt it from the rule that certain publicly traded partnerships are taxable as corporations or the issuance of the certificates will be structured as a private placement under an Internal Revenue Service safe harbor, so that the trust fund will not be characterized as a publicly traded partnership taxable as a corporation.

TAX CONSEQUENCES TO HOLDERS OF THE NOTES ISSUED BY A PARTNERSHIP

         TREATMENT OF THE NOTES AS INDEBTEDNESS. The trust fund will agree, and the noteholders will agree by their purchase of notes, to treat the notes as debt for federal income tax purposes. Except as otherwise provided in the related prospectus supplement, Federal tax counsel will advise the seller that the notes will be classified as debt for federal income tax purposes. Consequently, holders of notes will be subject to taxation as described in "Taxation of debt securities including regular interest securities" above for debt securities which are not regular interest securities.

         POSSIBLE ALTERNATIVE TREATMENT OF THE NOTES. If, contrary to the opinion of Federal Tax Counsel, the Internal Revenue Service successfully asserted that one or more of the notes did not represent debt for federal income tax purposes, the notes might be treated as equity interests in the trust fund. If so treated, the trust fund would likely be treated as a publicly traded partnership that would not be taxable as a corporation because it would meet qualifying income tests. Nonetheless, treatment of the notes as equity interests in a publicly traded partnership could have adverse tax consequences to some holders. For example, income to foreign holders generally would be subject to United States federal income tax and United States federal income tax return filing and withholding requirements, and individual holders might be subject to limitations on their ability to deduct their share of the trust fund's expenses.

TAX CONSEQUENCES TO HOLDERS OF THE CERTIFICATES ISSUED BY A PARTNERSHIP

         TREATMENT OF THE TRUST FUND AS A PARTNERSHIP. In the case of a trust fund intended to qualify as a partnership for federal income tax purposes, the trust fund and the seller will agree, and the certificateholders will agree by their purchase of certificates, to treat the trust fund as a partnership for purposes of federal and state income tax, franchise tax and any other tax measured in whole or in part by income, with the assets of the partnership being the assets held by the trust fund, the partners of the partnership being the certificateholders, and the notes, if any, being debt of the partnership. However, the proper characterization of the arrangement involving the trust fund, the certificates, the notes, the trust fund and the servicer is not clear because there is no authority on transactions closely comparable to that contemplated in this prospectus.

         A variety of alternative characterizations are possible. For example, because the certificates have certain features characteristic of debt, the certificates might be considered debt of the trust fund. This type of characterization would not result in materially adverse tax consequences to certificateholders as compared to the consequences from treatment of the certificates as equity in a partnership, described below. The following discussion assumes that the certificates represent equity interests in a partnership. The following discussion also assumes that all payments on the certificates are denominated in United States dollars, none of the certificates have interest rates which would qualify as contingent interest under the OID Treasury regulations, and that a series of securities includes a single class of certificates. If these conditions are not satisfied with respect to any given series of certificates, additional tax considerations with respect to the certificates will be disclosed in the applicable prospectus supplement.

         PARTNERSHIP TAXATION. As a partnership, the trust fund will not be subject to federal income tax. Rather, each certificateholder will be required to separately take into account a Holder's allocated share of income, gains, losses, deductions and credits of the trust fund. The trust fund's income will consist primarily of interest and finance charges earned on the loans, including appropriate adjustments for market discount, OID and bond premium, and any gain upon collection or disposition of loans. The trust fund's deductions will consist primarily of interest and OID accruing with respect to the notes, servicing and other fees, and losses or deductions upon collection or disposition of loans.

         The tax items of a partnership are allocable to the partners in accordance with the Internal Revenue Code, Treasury regulations and the partnership agreement, here, the trust agreement and related documents. It is anticipated that the trust agreement will provide, in general, that the certificateholders will be allocated taxable income of the trust fund for each month equal to the sum of

         (a) the interest that accrues on the certificates in accordance with their terms for the related month, including interest accruing at the pass-through rate for the related month and interest on amounts previously due on the certificates but not yet distributed;

         (b) any trust fund income attributable to discount on the loans that corresponds to any excess of the principal amount of the certificates over their initial issue price;

         (c) prepayment premium payable to the certificateholders for the related month; and

         (d) any other amounts of income payable to the certificateholders for the related month.

This taxable income allocation will be reduced by any amortization by the trust fund of premium on loans that corresponds to any excess of the issue price of certificates over their principal amount. All remaining taxable income of the trust fund will be allocated to the seller. Based on the economic arrangement of the parties, this approach for allocating trust fund income should be permissible under applicable Treasury regulations, although no assurance can be given that the Internal Revenue Service would not require a greater amount of income to be allocated to certificateholders, as a generated payment or otherwise. Moreover, even under the foregoing method of allocation, certificateholders may be allocated income equal to the entire pass-through rate plus the other items described above even though the trust fund might not have sufficient cash to make current cash distributions of that amount. Thus, cash basis holders will in effect be required to report income from the certificates on the accrual basis and certificateholders may become liable for taxes on trust fund income even if they have not received cash from the trust fund to pay these taxes. In addition, because tax allocations and tax reporting will be done on a uniform basis for all certificateholders but certificateholders may be purchasing certificates at different times and at different prices, certificateholders may be required to report on their tax returns taxable income that is greater or less than the amount reported to them by the trust fund.

         If notes are also issued, all of the taxable income allocated to a certificateholder that is a pension, profit sharing or employee benefit plan or other tax-exempt entity, including an individual retirement account, will constitute unrelated business taxable income generally taxable to this type of holder under the Internal Revenue Code.

         An individual taxpayer's share of expenses of the trust fund, including fees to the servicer but not interest expense, would be miscellaneous itemized deductions. These deductions might be disallowed to the individual in whole or in part and might result in the holder being taxed on an amount of income that exceeds the amount of cash actually distributed to the holder over the life of the trust fund.

         The trust fund intends to make all tax calculations relating to income and allocations to certificateholders on an aggregate basis. If the Internal Revenue Service were to require that tax calculations be made separately for each loan, the trust fund might be required to incur additional expense but it is believed that there would not be a material adverse effect on certificateholders.

         DISCOUNT AND PREMIUM. It is believed that the loans will not have been issued with OID and, therefore, the trust should not have OID income. However, the purchase price paid by the trust fund for the loans may be greater or less than the remaining principal balance of the loans at the time of purchase. If so, the loan will have been acquired at a premium or discount, as the case may be. As indicated above, the trust fund will make this calculation on an aggregate basis, but might be required to recompute it on a loan by loan basis.

         If the trust fund acquires the loans at a market discount or premium, the trust fund will elect to include any market discount in income currently as it accrues over the life of the loans or to offset any premium against interest income on the loans. As indicated above, a portion of market discount income or premium deduction may be allocated to certificateholders.

         SECTION 708 TERMINATION. Under Section 708 of the Internal Revenue Code, the trust fund will be deemed to terminate for federal income tax purposes if 50% or more of the capital and profits interests in the trust fund are sold or exchanged within a 12-month period. The trust fund will not comply with the technical requirements that might apply when a constructive termination occurs. As a result, the trust fund may be subject to tax penalties and may incur additional expenses if it is required to comply with those requirements. Furthermore, the trust fund might not be able to comply due to lack of data.

         DISPOSITION OF CERTIFICATES. Generally, capital gain or loss will be recognized on a sale of certificates in an amount equal to the difference between the amount realized and the seller's tax basis in the certificates sold. A certificateholder's tax basis in a certificate will generally equal the holder's cost increased by the holder's share of trust fund income, includible in income, and decreased by any distributions received with respect to the certificate. In addition, both the tax basis in the certificates and the amount realized on a sale of a certificate would include the holder's share of the notes and other liabilities of the trust fund. A holder acquiring certificates at different prices may be required to maintain a single aggregate adjusted tax basis in those certificates, and, upon sale or other disposition of some of the certificates, allocate a portion of the aggregate tax basis to the certificates sold, rather than maintaining a separate tax basis in each certificate for purposes of computing gain or loss on a sale of that certificate.

         Any gain on the sale of a certificate attributable to the holder's share of unrecognized accrued market discount on the loans would generally be treated as ordinary income to the holder and would give rise to special tax reporting requirements. The trust fund does not expect to have any other assets that would give rise to special reporting requirements. Thus, to avoid those special reporting requirements, the trust fund will elect to include market discount in income as it accrues.

         If a certificateholder is required to recognize an aggregate amount of income, not including income attributable to disallowed itemized deductions described above, over the life of the certificates that exceeds the aggregate cash distributions with respect to those certificates, the excess will generally give rise to a capital loss upon the retirement of the certificates.

         ALLOCATIONS BETWEEN SELLERS AND TRANSFEREES. In general, the trust fund's taxable income and losses will be determined monthly and the tax items for a particular calendar month will be apportioned among the certificateholders in proportion to the principal amount of certificates owned by them as of the close of the last day of the applicable month. As a result, a holder purchasing certificates may be allocated tax items, which will affect its tax liability and tax basis, attributable to periods before the actual transaction.

         The use of a monthly convention may not be permitted by existing regulations. If a monthly convention is not allowed, or only applies to transfers of less than all of the partner's interest, taxable income or losses of the trust fund might be reallocated among the certificateholders. The trust fund's method of allocation between transferors and transferees may be revised to conform to a method permitted by future regulations.

         SECTION 754 ELECTION. In the event that a certificateholder sells its certificates, the purchasing certificateholder may have a higher or lower basis in the certificates than the selling certificateholder had. The tax basis of the trust fund's assets will not be adjusted to reflect that higher or lower basis unless the trust fund were to file an election under Section 754 of the Internal Revenue Code. In order to avoid the administrative complexities that would be involved in keeping accurate accounting records, as well as potentially onerous information reporting requirements, the trust fund currently does not intend to make this election. As a result, certificateholders might be allocated a greater or lesser amount of trust fund income than would be appropriate based on their own purchase price for certificates.

         ADMINISTRATIVE MATTERS. The owner trustee is required to keep or have kept complete and accurate books of the trust fund. These books will be maintained for financial reporting and tax purposes on an accrual basis and the fiscal year of the trust fund will be the calendar year. The trustee will file a partnership information return (Internal Revenue Service Form 1065) with the Internal Revenue Service for each taxable year of the trust fund and will report each certificateholder's allocable share of items of trust fund income and expense to holders and the Internal Revenue Service on Schedule K-1. The trust fund will provide the Schedule K-1 information to nominees that fail to provide the trust fund with the information statement described below and the nominees will be required to forward the information to the beneficial owners of the certificates. Generally, holders must file tax returns that are consistent with the information return filed by the trust fund or be subject to penalties unless the holder timely notifies the IRS of all inconsistencies.

         Under Section 6031 of the Internal Revenue Code, any person that holds certificates as a nominee at any time during a calendar year is required to furnish the trust fund with a statement containing information on the nominee, the beneficial owners and the certificates so held. This information includes:

                  (a) the name, address and taxpayer identification number of the nominee and

                  (b) as to each beneficial owner

                           (1) the name, address and identification number of
                  the person,

                           (2) whether the person is a United States person, a
                  tax-exempt entity or a foreign government, an international organization, or any wholly owned agency or instrumentality of either of the foregoing, and

                           (3) information on certificates that were held,
                  bought or sold on behalf of the person throughout the year.

In addition, brokers and financial institutions that hold certificates through a nominee are required to furnish directly to the trust fund information as to themselves and their ownership of certificates. A clearing agency registered under Section 17A of the Securities Exchange Act of 1934 is not required to furnish an information statement to the trust fund. The information referred to above for any calendar year must be furnished to the trust fund on or before the following January 31. Nominees, brokers and financial institutions that fail to provide the trust fund with the information described above may be subject to penalties.

         The seller will be designated as the tax matters partner in the related trust agreement and, as the tax matters partner, generally will be responsible for representing the certificateholders in any dispute with the Internal Revenue Service. The Internal Revenue Code provides for administrative examination of a partnership as if the partnership were a separate and distinct taxpayer. Generally, the statute of limitations for partnership items does not expire before three years after the date on which the partnership information return is filed. Any adverse determination following an audit of the return of the trust fund by the appropriate taxing authorities could result in an adjustment of the returns of the certificateholders, and, under some circumstances, a certificateholder may be precluded from separately litigating a proposed adjustment to the items of the trust fund. An adjustment could also result in an audit of a certificateholder's returns and adjustments of items not related to the income and losses of the trust fund.

         TAX CONSEQUENCES TO FOREIGN CERTIFICATEHOLDERS. It is not clear whether the trust fund would be considered to be engaged in a trade or business in the United States for purposes of federal withholding taxes with respect to non-U.S. persons because there is no clear authority dealing with that issue under facts substantially similar to those described in this prospectus. Although it is not expected that the trust fund would be engaged in a trade or business in the United States for tax withholding purposes, the trust fund may withhold as if it were so engaged in order to protect the trust fund from possible adverse consequences of a failure to withhold. The trust fund expects to withhold on the portion of its taxable income that is allocable to foreign certificateholders pursuant to Section 1446 of the Internal Revenue Code, as if the taxable income were effectively connected to a U.S. trade or business, at a rate of 35% for foreign holders that are taxable as corporations and 39.6% for all other foreign holders. Subsequent adoption of Treasury regulations or the issuance of other administrative pronouncements may require the trust fund to change its withholding procedures.

         Each foreign holder might be required to file a United States individual or corporate income tax return, including, in the case of a corporation, the branch profits tax, on its share of the trust fund's income. Each foreign holder must obtain a taxpayer identification number from the Internal Revenue Service and submit that number to the trust fund on a Form W-8 in order to assure appropriate crediting of the taxes withheld. New Forms W-8 apply to payments after December 31, 2000, and the old forms generally may not be used. A foreign holder generally would be entitled to file with the Internal Revenue Service a claim for refund with respect to taxes withheld by the trust fund taking the position that no taxes were due because the trust fund was not engaged in a United States trade or business. However, interest payments made, or accrued, to a certificateholder who is a foreign person may be considered guaranteed payments to the extent these interest payments are determined without regard to the income of the trust fund. If these interest payments are properly characterized as guaranteed payments, then the interest probably will not be considered portfolio interest. As a result, certificateholders will be subject to United States federal income tax and withholding tax at a rate of 30%, unless reduced or eliminated pursuant to an applicable treaty. In this case, a foreign holder would only be entitled to claim a refund for that portion of the taxes, if any, in excess of the taxes that should be withheld with respect to the guaranteed payments.

         BACKUP WITHHOLDING. Distributions made on the certificates and proceeds from the sale of the certificates will be subject to a backup withholding tax of 31% if, in general, the certificateholder fails to comply with identification procedures, unless the holder is an exempt recipient under applicable provisions of the Internal Revenue Code.

                            STATE TAX CONSIDERATIONS

         In addition to the federal income tax consequences described in "Federal Income Tax Considerations," potential investors should consider the state and local income tax consequences of the acquisition, ownership, and disposition of the securities. State and local income tax law may differ substantially from the corresponding federal law, and this discussion does not purport to describe any aspect of the income tax laws of any state or locality. Therefore, we recommend that potential investors consult their own tax advisors with respect to the various state and local tax consequences of an investment in the securities.

                              ERISA CONSIDERATIONS

GENERAL

         A fiduciary of a pension, profit-sharing, retirement or other employee benefit plan subject to Title I of ERISA should consider the fiduciary standards under the Employee Retirement Income Security Act of 1974, as amended ("ERISA") in the context of the plan's particular circumstances before authorizing an investment of a portion of such plan's assets in the Securities. Accordingly, pursuant to Section 404 of ERISA, such fiduciary should consider among other factors (i) whether the investment is for the exclusive benefit of plan participants and their beneficiaries; (ii) whether the investment satisfies the applicable diversification requirements; (iii) whether the investment is in accordance with the documents and instruments governing the plan; and (iv) whether the investment is prudent, considering the nature of the investment. Fiduciaries of plans also should consider ERISA's prohibition on improper delegation of control over, or responsibility for, plan assets.

         In addition, employee benefit plans or other retirement arrangements subject to ERISA, as well as individual retirement accounts, certain types of Keogh plans not subject to ERISA but subject to Section 4975 of the Code, or any entity (including insurance company separate or general accounts) whose underlying assets include plan assets by reason of such plans, arrangements or accounts investing in the entity (each, a "Plan") are prohibited from engaging in a broad range of transactions involving Plan assets and persons having certain specified relationships to a Plan ("parties in interest" and "disqualified persons"). Such transactions are treated as "prohibited transactions" under Sections 406 of ERISA and excise taxes and/or other penalties are imposed upon such persons under ERISA and/or Section 4975 of the Code unless an exemption applies. The seller, each master servicer or other servicer, any insurer, the trustee, the indenture trustee and certain of their affiliates might be considered "parties in interest" or "disqualified persons" with respect to a Plan. If so, the acquisition, holding or disposition of Securities by or on behalf of such Plan could be considered to give rise to a "prohibited transaction" within the meaning of ERISA and the Code unless a statutory, regulatory or administrative exception or exemption is available.

ERISA CONSIDERATIONS RELATING TO CERTIFICATES

         Plan Assets

         In 29 C.R.F Section 2510.3-101 (the "Plan Asset Regulations"), the U.S. Department of Labor ("DOL") has defined what constitutes "plan assets" for purposes of ERISA and Section 4975 of the Code. The Plan Asset Regulations provide that if a Plan makes an investment in an "equity interest" in an entity, an undivided portion of the assets of the entity will be considered the assets of such Plan unless certain exceptions set forth in such Regulations apply. The Certificates will be deemed an equity interest for purposes of the Plan Asset Regulations, and the seller can give no assurance that the Certificates will qualify for any of the exceptions under the Plan Asset Regulations. As a result,
(i) a Plan may be deemed to have acquired an interest in the assets of the trust and not merely an interest in the Certificates, (ii) the fiduciary investment standards of ERISA could apply to such assets and (iii) transactions occurring in the course of managing, operating and servicing the trust and its assets might constitute prohibited transactions, unless a statutory, regulatory or administrative exemption applies.

         Prohibited Transaction Class Exemption 83-1

         The DOL has issued an administrative exemption, Prohibited Transaction Class Exemption 83-1 ("PTCE 83-1"), which under certain conditions exempts from the application of the prohibited transaction rules of ERISA and the excise tax provisions of Section 4975 of the Code transactions involving a Plan in connection with the operation of a "mortgage pool" and the purchase, sale and holding of Certificates which are "mortgage pool pass-through certificates." A "mortgage pool" is defined as a fixed investment pool consisting solely of interest-bearing obligations secured by first or second mortgages or deeds of trust on single-family residential property, property acquired in foreclosure and undistributed cash. A "mortgage pool pass-through certificate" is defined as a Certificate which represents a beneficial undivided interest in a mortgage pool which entitles the holder to pass through payments of principal and interest from the mortgage loans. PTCE 83-1 requires that: (i) the seller and the trustee maintain a system of insurance or other protection for the mortgage loans, the property securing such mortgage loans and for indemnifying holders of Certificates against reductions in pass-through payments due to defaults in loan payments or property damage in an amount at least equal to the greater of (x) 1% of the aggregate principal balance of the mortgage loans or (y) 1% of the principal balance of the largest covered pooled mortgage loans; (ii) the trustee may not be an affiliate of the seller; and (iii) the payments made to, and retained by, the seller in connection with the trust, together with all funds inuring to its benefit for administering the trust, represent no more than "adequate consideration" for selling the mortgage loans, plus reasonable compensation for services provided to the trust. In addition, PTCE 83-1 exempts the initial sale of Certificates to a Plan with respect to which the seller, the insurer, the master servicer or other servicer or the trustee is a party in interest if the Plan does not pay more than fair market value for such Certificates and the rights and interests evidenced by such Certificates are not subordinated to the rights and interests evidenced by other Certificates of the same pool.

         PTCE 83-1 also exempts from the prohibited transaction rules any transactions in connection with the servicing and operation of the mortgage pool, provided that any payments made to the master servicer in connection with the servicing of the trust are made in accordance with a binding agreement, copies of which must be made available to prospective Plan investors. In the case of any Plan with respect to which the seller, the master servicer, the insurer or the trustee is a fiduciary, PTCE 83-1 will only apply if, in addition to the other requirements: (i) the initial sale, exchange or transfer of Certificates is expressly approved by an independent fiduciary who has authority to manage and control those Plan assets being invested in Certificates; (ii) the Plan pays no more for the Certificates than would be paid in an arm's-length transaction; (iii) no investment management, advisory or underwriting fee, sales commission or similar compensation is paid to the seller with regard to the sale, exchange or transfer of Certificates to the Plan; (iv) the total value of the Certificates purchased by such Plan does not exceed 25% of the amount issued and (v) at least 50% of the aggregate amount of Certificates is acquired by persons independent of the seller, the trustee, the master servicer and the insurer. Before purchasing Certificates, a fiduciary of a Plan should confirm that the trust is a "mortgage pool," that the Certificates constitute "mortgage pool pass-through certificates" and that the conditions set forth in PTCE 83-1 would be satisfied. In addition to making its own determination as to the availability of the exemptive relief provided in PTCE 83-1, the Plan fiduciary should consider the availability of any other prohibited transaction exemptions. The Plan fiduciary should also consider its general fiduciary obligations under ERISA in determining whether to purchase any Certificates on behalf of a Plan pursuant to PTCE 83-1.

         Underwriter Exemption

         The DOL has issued to each of a number of underwriters of mortgage and asset-backed securities an individual prohibited transaction exemption, each of which has been amended by

Prohibited Transaction Exemption 97-34 ("PTE 97-34") and was further recently amended pursuant to Prohibited Transaction Exemption 2000-58 ("PTE 2000-58") (the "Exemption"), which is applicable to Certificates which meet its requirements whenever the underwriter or its affiliate is the sole underwriter, manager or co-manager of an underwriting syndicate or is the selling or placement agent. The Exemption generally exempts certain transactions from the application of certain of the prohibited transaction provisions of ERISA and the Code provided that the conditions set forth in the Exemption are satisfied. These transactions include the servicing, managing and operation of investment trusts holding fixed (generally non-revolving pools) of enumerated categories of assets which include: single and multi-family residential mortgage loans, home equity loans or receivables (including cooperative housing loans), commercial mortgage loans and the purchase, sale and holding of Certificates which represent beneficial ownership interests in the assets of such trusts.

         GENERAL CONDITIONS OF EXEMPTION

         The Exemption sets forth general conditions which must be satisfied for a transaction involving the purchase, sale and holding of the Certificates to be eligible for exemptive relief thereunder. First, the acquisition of Certificates by Plans must be on terms that are at least as favorable to the Plan as they would be in an arm's-length transaction with an unrelated party. Second, the assets held by the trust must be fully secured (other than one-to-four family residential mortgage loans and home equity loans or receivables backing certain types of Certificates, as described below). (Mortgage loans, loans, obligations and receivables will be collectively referred to herein as "loans."). Third, unless the Certificates are issued in "designated transactions" (as described below) and are backed by fully-secured loans, they may not be subordinated. Fourth, the Certificates at the time of acquisition by the Plan must generally be rated in one of the three (or in the case of designated transactions, four) highest generic rating categories by Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., Moody's Investors Services, Inc. or Fitch, Inc. (each, a "Rating Agency"). Fifth, the trustee and the indenture trustee generally cannot be affiliates of any member of the "Restricted Group" which consists of any (i) underwriter as defined in the Exemption, (ii) the seller, (iii) the master servicer, (iv) each servicer, (v) the insurer, (vi) the counterparty of any "interest swap" (as described below) held as an asset of the trust and (vii) any obligor with respect to loans constituting more than 5% of the aggregate unamortized principal balance of the loans held in the trust as of the date of initial issuance of the Certificates. Sixth, the sum of all payments made to, and retained by, such underwriters must represent not more than reasonable compensation for underwriting the Certificates; the sum of all payments made to, and retained by, the seller pursuant to the assignment of the loans to the related trust must represent not more than the fair market value of such loans; and the sum of all payments made to, and retained by, the master servicer and any servicer must represent not more than reasonable compensation for such person's services under the Agreement and reimbursement of such person's reasonable expenses in connection therewith. Seventh, (i) the investment pool must consist only of assets of the type enumerated in the Exemption and which have been included in other investment pools; (ii) Certificates evidencing interests in such other investment pools must have been rated in one of the three (or in the case of designated transactions, four) highest generic rating categories by one of the Rating Agencies for at least one year prior to a Plan's acquisition of Certificates; and (iii)

Certificates evidencing interests in such other investment pools must have been purchased by investors other than Plans for at least one year prior to a Plan's acquisition of Certificates. Finally, the investing Plan must be an accredited investor as defined in Rule 501(a)(1) of Regulation D of the Commission under the Securities Act of 1933, as amended. The seller assumes that only Plans which are accredited investors under the federal securities laws will be permitted to purchase the Certificates.

         RECENT AMENDMENTS TO EXEMPTION

         PTE 2000-58 (the "Amendment") recently amended the Exemption to make the acquisition of Certificates by Plans in an initial offering or in a secondary market transaction, the holding or transfer of Certificates and the servicing, management and operation of the trust and its assets on or after November 13, 2000 eligible for exemptive relief to a broader range of Certificates. Prior to such amendment, the Exemption generally permitted Plans to purchase only unsubordindated Certificates rated within the highest three generic rating categories backed by secured collateral. Such Certificates had to be issued by a trust which was a grantor trust, REMIC or a FASIT whose corpus could not include certain types of assets such as interest-rate swaps.

         TYPES OF TRUSTS

         The Amendment has expanded the types of permitted trusts to include owner-trusts, as well as grantor trusts, REMICs and FASITs. Owner-trusts are subject to certain restrictions in their governing documents to ensure that their assets may not be reached by the creditors of the seller in the event of bankruptcy or other insolvency and must provide certain legal opinions.

         DESIGNATED TRANSACTIONS

         In the case where the Certificates are backed by trust assets which are residential, home equity, multi-family or commercial loans which are described and defined in the Exemption as designated transactions ("Designated Transactions"), the Amendment permits the Certificates issued by the trust in such transactions to be rated in one of the highest four generic rating categories by a Rating Agency and/or to be subordinated. The assets are the type which will qualify for Designated Transaction treatment under the Exemption unless otherwise specified in the prospectus supplement. In addition, one subset of Designated Transactions, residential (one- to four-family) and home equity loans, may be less than fully secured, provided that the rights and interests evidenced by Certificates issued in such Designated Transactions are: (a) not subordinated to the rights and interests evidenced by Securities of the same trust; (b) such Certificates acquired by the Plan have received a rating from a Rating Agency at the time of such acquisition that is in one of the two highest generic rating categories; and (c) any loan included in the corpus or assets of the trust is secured by collateral whose fair market value on the closing date of the Designated Transactions is at least equal to 80% of the sum of: (i) the outstanding principal balance due under the loan which is held by the trust and
(ii) the outstanding principal balance(s) of any other loan(s) of higher priority (whether or not held by the trust) which are secured by the same collateral.

         INSURANCE COMPANY GENERAL ACCOUNTS

         In the event that Certificates do not meet the requirements of the Exemption solely because they are Subordinate Certificates or fail to meet a minimum rating requirement under the Exemption, certain Plans may be eligible to purchase Certificates pursuant to Section III of Prohibited Transaction Class Exemption 95-60 ("PTCE 95-60") which permits insurance company general accounts as defined in PTCE 95-60 to purchase such Certificates if they otherwise meet all of the other requirements of the Exemption.

         PERMITTED ASSETS

         The Amendment permits an interest-rate swap to be an asset of a trust which issues Certificates acquired by Plans in an initial offering or in the secondary market on or after November 13, 2000 and clarifies the requirements regarding yield supplement agreements. An interest-rate swap (or if purchased by or on behalf of the trust) an interest-rate cap contract (collectively, a "Swap" or "Swap Agreement") is a permitted trust asset if it: (a) is an "eligible Swap;" (b) is with an "eligible counterparty;" (c) is purchased by a "qualified plan investor;" (d) meets certain additional specific conditions which depend on whether the Swap is a "ratings dependent Swap" or a "non-ratings dependent Swap" and (e) permits the trust to make termination payments to the Swap (other than currently scheduled payments) solely from excess spread or amounts otherwise payable to the servicer or seller.

         An "eligible Swap" is one which: (a) is denominated in U.S. dollars;
(b) pursuant to which the trust pays or receives, on or immediately prior to the respective payment or distribution date for the class of Certificates to which the Swap relates, a fixed rate of interest or a floating rate of interest based on a publicly available index (E.G., LIBOR or the U.S. Federal Reserve's Cost of Funds Index (COFI)), with the trust receiving such payments on at least a quarterly basis and obligated to make separate payments no more frequently than the counterparty, with all simultaneous payments being netted ("Allowable Interest Rate"); (c) has a notional amount that does not exceed either: (i) the principal balance of the class of Certificates to which the Swap relates, or
(ii) the portion of the principal balance of such class represented by obligations ("Allowable Notional Amount"); (d) is not leveraged (I.E., payments are based on the applicable notional amount, the day count fractions, the fixed or floating rates permitted above, and the difference between the products thereof, calculated on a one-to-one ratio and not on a multiplier of such difference) ("Leveraged"); (e) has a final termination date that is either the earlier of the date on which the issuer terminates or the related class of Certificates are fully repaid and (f) does not incorporate any provision which could cause a unilateral alteration in the interest rate requirements described above or the prohibition against leveraging.

         An "eligible counterparty" means a bank or other financial institution which has a rating at the date of issuance of the Certificates, which is in one of the three highest long-term credit rating categories or one of the two highest short-term credit rating categories, utilized by at least one of the Rating Agencies rating the Certificates; provided that, if a counterparty is relying on its short-term rating to establish eligibility hereunder, such counterparty must either have a long-term rating in one of the three highest long-term rating categories or not have a long-term rating from the applicable Rating Agency.

         A "qualified plan investor" is a Plan or Plans where the decision to buy such class of Certificates is made on behalf of the Plan by an independent fiduciary qualified to understand the Swap transaction and the effect the Swap would have on the rating of the Certificates and such fiduciary is either (a) a "qualified professional asset manager" ("QPAM") under Prohibited Transaction Class Exemption 84-14 ("PTCE 84-14") (see below), (b) an "in-house asset manager" under Prohibited Transaction Class Exemption 96-23 ("PTCE 96-23") (see below) or (c) has total assets (both Plan and non-Plan) under management of at least $100 million at the time the Certificates are acquired by the Plan.

         In "ratings dependent Swaps" (where the rating of a class of Certificates is dependent on the terms and conditions of the Swap), the Swap Agreement must provide that if the credit rating of the counterparty is withdrawn or reduced by any Rating Agency below a level specified by the Rating Agency, the servicer must, within the period specified under the Swap Agreement:
(a) obtain a replacement Swap Agreement with an eligible counterparty which is acceptable to the Rating Agency and the terms of which are substantially the same as the current Swap Agreement (at which time the earlier Swap Agreement must terminate); or (b) cause the Swap counterparty to establish any collateralization or other arrangement satisfactory to the Rating Agency such that the then current rating by the Rating Agency of the particular class of Certificates will not be withdrawn or reduced (and the terms of the Swap Agreement must specifically obligate the counterparty to perform these duties for any class of Certificates with a term of more than one year). In the event that the servicer fails to meet these obligations, Plan certificateholders must be notified in the immediately following periodic report which is provided to certificateholders but in no event later than the end of the second month beginning after the date of such failure. Sixty days after the receipt of such report, the exemptive relief provided under the Exemption will prospectively cease to be applicable to any class of Certificates held by a Plan which involves such ratings dependent Swap.

         "Non-ratings dependent Swaps" (those where the rating of the Certificates does not depend on the terms and conditions of the Swap) are subject to the following conditions. If the credit rating of the counterparty is withdrawn or reduced below the lowest level permitted above, the servicer will, within a specified period after such rating withdrawal or reduction: (a) obtain a replacement Swap Agreement with an eligible counterparty, the terms of which are substantially the same as the current Swap Agreement (at which time the earlier Swap Agreement must terminate); (b) cause the counterparty to post collateral with the trust in an amount equal to all payments owed by the counterparty if the Swap transaction were terminated; or (c) terminate the Swap Agreement in accordance with its terms.

         An "eligible yield supplement agreement" is any yield supplement agreement or similar arrangement (or if purchased by or on behalf of the trust) an interest rate cap contract to supplement the interest rates otherwise payable on obligations held by the trust ("EYS Agreement"). If the EYS Agreement has a notional principal amount and/or is written on an International Swaps and Derivatives Association, Inc. (ISDA) form, the EYS Agreement may only be held as an asset of the trust with respect to Certificates purchased by Plans on or after April 7, 1998 if it meets the following conditions: (a) it is denominated in U.S. dollars; (b) it pays an Allowable Interest Rate; (c) it is not Leveraged; (d) it does not allow any of these three preceding requirements to be unilaterally altered without the consent of the trustee; (e) it is entered into between the trust and an eligible counterparty and (f) it has an Allowable Notional Amount.

         PRE-FUNDING ACCOUNTS

         The Exemption was amended by PTE 97-34 to extend exemptive relief to Certificates issued in transactions using pre-funding accounts whereby a portion of the loans backing the Certificates are transferred to the trust within a specified period following the closing date ("DOL Pre-Funding Period") (see below) instead of requiring that all such loans be either identified or transferred on or before the closing date. The relief is effective for transactions occurring on or after May 23, 1997 provided that the following conditions are met. First, the ratio of the amount allocated to the Pre-Funding Account to the total principal amount of the Certificates being offered ("Pre-Funding Limit") must not exceed twenty-five percent (25%). Second, all loans transferred after the closing date (referred to here as "additional loans") must meet the same terms and conditions for eligibility as the original loans used to create the trust, which terms and conditions have been approved by the Rating Agency. Third, the transfer of such additional loans to the trust during the DOL Pre-Funding Period must not result in the Certificates receiving a lower credit rating from the Rating Agency upon termination of the DOL Pre-Funding Period than the rating that was obtained at the time of the initial issuance of the Certificates by the trust. Fourth, solely as a result of the use of pre-funding, the weighted average annual percentage interest rate (the "average interest rate") for all of the loans in the trust at the end of the DOL Pre-Funding Period must not be more than 100 basis points lower than the average interest rate for the loans which were transferred to the trust on the closing date. Fifth, either: (i) the characteristics of the additional loans must be monitored by an insurer or other credit support provider which is independent of the seller; or (ii) an independent accountant retained by the seller must provide the seller with a letter (with copies provided to the Rating Agency, the underwriter and the trustee) stating whether or not the characteristics of the additional loans conform to the characteristics described in the Prospectus, Prospectus Supplement, Private Placement Memorandum ("Offering Documents") and/or the Agreement. In preparing such letter, the independent accountant must use the same type of procedures as were applicable to the loans which were transferred as of the closing date. Sixth, the DOL Pre-Funding Period must end no later than three months or 90 days after the closing date or earlier, in certain circumstances, if the amount on deposit in the Pre-Funding Account is reduced below the minimum level specified in the Agreement or an event of default occurs under the Agreement. Seventh, amounts transferred to any Pre-Funding Account and/or Capitalized Interest Account used in connection with the pre-funding may be invested only in investments which are permitted by the Rating Agency and (i) are direct obligations of, or obligations fully guaranteed as to timely payment of principal and interest by, the United States or any agency or instrumentality thereof (provided that such obligations are backed by the full faith and credit of the United States); or (ii) have been rated (or the obligor has been rated) in one of the three highest generic rating categories by the Rating Agency ("Acceptable Investments"). Eighth, certain disclosure requirements must be met.

         LIMITATIONS ON SCOPE OF THE EXEMPTION

         If the general conditions of the Exemption are satisfied, the Exemption may provide an exemption from the restrictions imposed by ERISA and the Code in connection with the initial acquisition, transfer or holding, and the acquisition or disposition in the secondary market, of the Certificates by Plans. However, no exemption is provided from the restrictions of ERISA for the acquisition or holding of a Certificates on behalf of an "Excluded Plan" by any person who is a fiduciary with respect to the assets of such Excluded Plan. For those purposes, an Excluded Plan is a Plan sponsored by any member of the Restricted Group. Exemptive relief may also be provided for the acquisition, holding and disposition of Certificates by Plans if the fiduciary or its affiliate is the obligor with respect to 5% or less of the fair market value of the Loans in the trust provided that: (i) the Plan is not an Excluded Plan, (ii) each Plan's investment in each class of Certificates does not exceed 25% of the outstanding Certificates in the class, (iii) after the Plan's acquisition of the Certificates, no more than 25% of the assets over which the fiduciary has investment authority are invested in Certificates of a trust containing assets which are sold or serviced by the same entity and (iv) in the case of initial issuance (but not secondary market transactions), at least 50% of each class of Certificates and at least 50% of the aggregate interests in the trust are acquired by persons independent of the Restricted Group.

ERISA CONSIDERATIONS RELATING TO NOTES

         Under the Plan Asset Regulations, the assets of the trust would be treated as "plan assets" of a Plan for the purposes of ERISA and the Code only if the Plan acquires an "equity interest" in the trust and none of the exceptions contained in the Plan Asset Regulations is applicable. An equity interest is defined under the Plan Asset Regulations as an interest other than an instrument which is treated as indebtedness under applicable local law and which has no substantial equity features. Assuming that the Notes are treated as indebtedness without substantial equity features for purposes of the Plan Asset Regulations, then such Notes will be eligible for purchase by Plans. However, without regard to whether the Notes are treated as an "equity interest" for such purposes, the acquisition or holding of Notes by or on behalf of a Plan could be considered to give rise to a prohibited transaction if the trust or any of its affiliates is or becomes a party in interest or disqualified person with respect to such Plan, or in the event that a Note is purchased in the secondary market and such purchase constitutes a sale or exchange between a Plan and a party in interest or disqualified person with respect to such Plan. There can be no assurance that the trust or any of its affiliates will not be or become a party in interest or a disqualified person with respect to a Plan that acquires Notes.

         The Amendment to the Exemption permits trusts which are grantor trusts, owner-trusts, REMICs or FASITs to issue Notes, as well as Certificates, provided a legal opinion is received to the effect that the noteholders have a perfected security interest in the trust's assets. The exemptive relief provided under the Exemption for any prohibited transactions which could be caused as a result of the operation, management or servicing of the trust and its assets would not be necessary with respect to Notes with no substantial equity features which are issued as obligations of the trust. However, effective for the acquisition, holding or transfer of Notes between a Plan and a party in interest which occurs on or after November 13, 2000, the Exemption would provide prohibited transaction exemptive relief, provided that the same conditions of the Exemption described above relating to Certificates are met with respect to the Notes. The same limitations of such exemptive relief relating to acquisitions of Certificates by fiduciaries with respect to Excluded Plans would also be applicable to the Notes as described herein in "LIMITATIONS ON SCOPE OF THE EXEMPTION."

         In the event that the Exemption is not applicable to the Notes, one or more other prohibited transactions exemptions may be available to Plans purchasing or transferring the Notes depending in part upon the type of Plan fiduciary making the decision to acquire the Notes and the circumstances under which such decision is made. These exemptions include, but are not limited to, Prohibited Transaction Class Exemption 90-1 (regarding investments by insurance company pooled separate accounts), Prohibited Transaction Class Exemption 91-38 (regarding investments by bank collective investments funds), PTCE 84-14 (regarding transactions effected by "qualified professional asset managers"), PTCE 95-60 (regarding investments by insurance company general accounts) and PTCE 96-23 (regarding transactions effected by "in-house asset managers") (collectively, the "Investor-Based Exemptions"). However, even if the conditions specified in these Investor-Based Exemptions are met, the scope of the relief provided under such Exemptions might or might not cover all acts which might be construed as prohibited transactions.

         EACH PROSPECTUS SUPPLEMENT WILL CONTAIN INFORMATION CONCERNING CONSIDERATIONS RELATING TO ERISA AND THE CODE THAT ARE APPLICABLE TO THE RELATED SECURITIES. BEFORE PURCHASING SECURITIES IN RELIANCE ON PTCE 83-1, THE EXEMPTION, THE INVESTOR-BASED EXEMPTIONS OR ANY OTHER EXEMPTION, A FIDUCIARY OF A PLAN SHOULD ITSELF CONFIRM THAT REQUIREMENTS SET FORTH IN SUCH EXEMPTION WOULD BE SATISFIED.

         ANY PLAN INVESTOR WHO PROPOSES TO USE "PLAN ASSETS" OF ANY PLAN TO PURCHASE SECURITIES OF ANY SERIES OR CLASS SHOULD CONSULT WITH ITS COUNSEL WITH RESPECT TO THE POTENTIAL CONSEQUENCES UNDER ERISA AND SECTION 4975 OF THE CODE OF THE ACQUISITION AND OWNERSHIP OF SUCH SECURITIES.

         Governmental plans and church plans as defined in ERISA are not subject to ERISA or Code Section 4975, although they may elect to be qualified under
Section 401(a) of the Code and exempt from taxation under Section 501(a) of the Code and would then be subject to the prohibited transaction rules set forth in
Section 503 of the Code. In addition, governmental plans may be subject to federal, state and local laws which are to a material extent similar to the provisions of ERISA or a Code Section 4975 ("Similar Law"). A fiduciary of a governmental plan should make its own determination as to the propriety of an investment in Securities under applicable fiduciary or other investment standards and the need for the availability of any exemptive relief under any Similar Law.

                                LEGAL INVESTMENT

         Unless otherwise specified in the related prospectus supplement, the securities will not constitute mortgage-related securities within the meaning of The Secondary Mortgage Marketing Enhancement Act. Accordingly, investors whose investment authority is subject to legal restrictions should consult their own legal advisors to determine whether and the extent to which the securities constitute legal investments for them.

                              PLAN OF DISTRIBUTION

         On the terms and conditions set forth in an underwriting agreement with respect to each trust fund, the seller will agree to sell to each of the underwriters named in the related prospectus supplement, and each of those underwriters will severally agree to purchase from the seller, the principal amount of each class of securities of the related series set forth in the related prospectus supplement.

         In each underwriting agreement, the several underwriters will agree, subject to the terms and conditions set forth in that agreement, to purchase all of the securities which are offered by this prospectus and by the related prospectus supplement if any of those securities are purchased. If an underwriter defaults in its obligations, each underwriting agreement will provide that purchase commitments of the nondefaulting underwriters may be increased, or the underwriting agreement may be terminated.

         Each prospectus supplement will either

         (x) set forth the price at which each class of securities will be offered to the public and any concessions that may be offered to dealers participating in the offering of those securities, or

         (y) specify that the related securities are to be resold by the underwriters in negotiated transactions at varying prices to be determined at the time of sale.

After the initial public offering of any securities, the public offering price and concessions may be changed.

         Each underwriting agreement will provide that the seller will indemnify underwriters against particular liabilities, including liabilities under the Securities Act of 1933, as amended.

         Under each underwriting agreement, the closing of the sale of any class of securities subject to that agreement will be conditioned on the closing of the sale of all other classes also subject to that agreement.

         The place and time of delivery for the securities in respect of which this prospectus is delivered will be set forth in the related prospectus supplement.

                                  LEGAL MATTERS

         Legal matters in connection with the securities will be passed upon for the seller by Stroock & Stroock & Lavan LLP, New York, New York or such other counsel as may be identified in the applicable prospectus supplement.

                              $____________________

                         Aames Mortgage Trust _________

               Mortgage Pass-Through Certificates, Series _______




                            Aames Capital Corporation
                                   as Sponsor


                         ------------------------------
                                   as Servicer






                   ------------------------------------------


                              PROSPECTUS SUPPLEMENT
                               _____________, 200_


                    -----------------------------------------


                                 [UNDERWRITERS]

                                     PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 14. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

         The following table sets forth the estimated expenses expected to be incurred by the Registrants in connection with the issuance and distribution of the securities being registered, other than underwriting discounts and commissions*:

          SEC Registration Fee.......................................................                   *
          Trustee's Fees and Expenses (including counsel fees).......................                   *
          Printing and Engraving Costs...............................................                   *
          Legal Fees and Expenses....................................................                   *
          Accounting Fees and Expenses...............................................                   *
          Rating Agency Fees.........................................................                   *
          Miscellaneous..............................................................                   *
                 TOTAL...............................................................                   *

------------------
 * To be filed by amendment.

ITEM 15. INDEMNIFICATION OF DIRECTORS AND OFFICERS

         Aames Capital Corporation's Articles of Incorporation eliminate the liability of the directors of the corporation to the fullest extent permitted by California law and provide for indemnification of the officers and directors in excess of that expressly provided by and to the full extent permitted under California law. Aames Capital Acceptance Corp.'s Certificate of Incorporation eliminates the liability of the directors of the corporation to the fullest extent permitted by Delaware law and provides for indemnification of the officers and directors in excess of that expressly provided by and to the full extent permitted under Delaware law.

         Each Pooling and Servicing Agreement will provide that neither the related Registrant nor any of its directors, officers, employees or agents shall have any liability to the Trust created thereunder or to any of the Certificateholders, except with respect to liabilities resulting from willful malfeasance, bad faith or gross negligence or from the reckless disregard of obligations or duties arising under the related Pooling and Servicing Agreement. Each such Pooling and Servicing Agreement will further provide that, with the exceptions stated above, the related Registrant and its directors, officers, employees and agents are entitled to be indemnified and held harmless by said Trust against any loss, liability or expense incurred in connection with legal actions relating to such Pooling and Servicing Agreement or the Certificates.

         Each Indenture will provide that neither the related Registrant nor any of its directors, officers, employees or agents shall have any liability to the Trust created thereunder or to any of the Bondholders, except with respect to liabilities resulting from willful malfeasance, bad faith or gross negligence or from the reckless disregard of obligations or duties arising under the related

Indenture. Each such Indenture will further provide that, with the exceptions stated above, the related Registrant and its directors, officers, employees and agents are entitled to be indemnified and held harmless by said Trust against any loss, liability or expense incurred in connection with legal actions relating to such Indenture or the Bonds.

         The form of Underwriting Agreement incorporated by reference as Exhibit
1.1 to this Registration Statement provides, under certain circumstances, for indemnification of the related Registrant and other persons.

ITEM 16. EXHIBITS

   EXHIBIT NO.      DESCRIPTION
   -----------      -----------
       1.1          Form of Underwriting Agreement (REMIC)*
       1.2          Form of Underwriting Agreement (debt for tax)*
       4.1          Form of Pooling and Servicing Agreement*
       4.2          Form of Indenture*
       5.1          Opinion of Stroock & Stroock & Lavan LLP as to legality of the Certificates**
       5.2          Opinion of Stroock & Stroock & Lavan LLP as to legality of the Bonds**
       8.1          Opinion of Stroock & Stroock & Lavan LLP as to tax matters**
      23.1          Consent of Stroock & Stroock & Lavan LLP (included in
                    Exhibits 5.1, 5.2 and 8.1)
      24.1          Powers of Attorney (included in the signature pages to this
                    Registration Statement)
      25.1          Form T-1 Statement of Eligibility and Qualification of
                    Trustee**

----------------

* Incorporated by reference to the corresponding exhibit to Pre-Effective Amendment No. 1 to the Registrants' Registration Statement on Form S-3 (File No. 333-46893) filed on April 16, 1998.

**  To be filed by amendment.

ITEM 17. UNDERTAKINGS

A.       Each undersigned Registrant hereby undertakes:

         (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

                  (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933, as amended (the "Act");

                  (ii) To reflect in the prospectus any facts or events arising after the effective date of this Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this Registration Statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20 percent change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement;

                  (iii) To include any material information with respect to the plan of distribution not previously disclosed in this Registration Statement or any material change to such information in this Registration Statement;

PROVIDED, HOWEVER, that paragraphs (i) and (ii) above do not apply if the information required to be included in a post-effective amendment to those paragraphs is contained in periodic reports filed with or furnished to the Commission by the Registrants pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the Registration Statement.

         (2) That, for the purpose of determining any liability under the Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial BONA FIDE offering thereof.

         (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

B. Each undersigned Registrant undertakes that, for purposes of determining any liability under the Act, each filing of such Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 that is incorporated by reference in this Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial BONA FIDE offering thereof.

C. Insofar as indemnification for liabilities arising under the Act may be permitted to directors, officers and controlling persons of each Registrant as specified in Item 15 above or otherwise, the Registrants have been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrants of expenses incurred or paid by a director, officer or controlling person of the Registrants in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, each Registrant will, unless in the opinion of such Registrant's counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, each Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 (notwithstanding the fact that a security rating pursuant to Transaction Requirement B.5. has not yet been obtained, which security rating requirement, in the reasonable belief of each Registrant, will be met by the time of any sale) and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Los Angeles, State of California, on January 22, 2001.



                                 AAMES CAPITAL CORPORATION


                                 By:      /S/ A. JAY MEYERSON
                                    --------------------------------------------
                                 Name:      A. Jay Meyerson
                                 Title:     CHIEF EXECUTIVE OFFICER



                                 AAMES CAPITAL ACCEPTANCE CORP.


                                 By:      /S/ JON D. VAN DEUREN
                                    --------------------------------------------
                                 Name:      Jon D. Van Deuren
                                 Title:     SENIOR VICE PRESIDENT - FINANCE


                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each individual whose signature appears below constitutes and appoints John F. Madden, Jr. and John Kohler or any of them, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him or her and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting said attorney-in-fact and agent and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

                SIGNATURE                                       TITLE                                 DATE
           /s/ A. JAY MEYERSON              (Principal Executive Officer) Chief                 January 22, 2001
           -------------------              Executive Officer and Director of Aames
             A. Jay Meyerson                Capital Corporation


          /s/ JON D. VAN DEUREN             Senior Vice President - Finance and                 January 22, 2001
          ---------------------             Director of Aames Capital Corporation
            Jon D. Van Deuren

         /s/ JOHN F. MADDEN, JR.            Senior Vice President,                              January 22, 2001
         -----------------------            General Counsel and Secretary of Aames
           John F. Madden, Jr.              Capital Corporation


            /s/ RALPH W. FLICK              Assistant Secretary of                              January 22, 2001
            ------------------              Aames Capital Corporation
              Ralph W. Flick


         Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

                SIGNATURE                                       TITLE                                 DATE
          /s/ JON D. VAN DEUREN             (Principal Executive Officer) Senior                January 22, 2001
          ---------------------             Vice President - Finance and Director of
            Jon D. Van Deuren               Aames Capital Acceptance Corp.


           /s/ A. JAY MEYERSON              Director of Aames Capital                           January 22, 2001
           -------------------              Acceptance Corp.
             A. Jay Meyerson

          /s/ DONALD J. PUGLISI             Director of Aames Capital                           January 22, 2001
          ---------------------             Acceptance Corp.
            Donald J. Puglisi

         /s/ JOHN F. MADDEN, JR.            General Counsel and Secretary of                    January 22, 2001
         -----------------------            Aames Capital Acceptance Corp.
           John F. Madden, Jr.

            /s/ RALPH W. FLICK              Assistant Secretary of Aames Capital                January 22, 2001
            ------------------              Acceptance Corp.
              Ralph W. Flick

                                INDEX TO EXHIBITS

     EXHIBIT NO.     DESCRIPTION
     -----------     -----------
         1.1         Form of Underwriting Agreement (REMIC)*
         1.2         Form of Underwriting Agreement (debt for tax)*
         4.1         Form of Pooling and Servicing Agreement*
         4.2         Form of Indenture*
         5.1         Opinion of Stroock & Stroock & Lavan LLP as to legality of the Certificates**
         5.2         Opinion of Stroock & Stroock & Lavan LLP as to legality of the Bonds**
         8.1         Opinion of Stroock & Stroock & Lavan LLP as to tax
                     matters**
        23.1         Consent of Stroock & Stroock & Lavan LLP (included in
                     Exhibits 5.1, 5.2 and 8.1)
        24.1         Powers of Attorney (including in the signature pages to
                     this Registration Statement)
        25.1         Form T-1 Statement of Eligibility and Qualification of
                     Trustee**
-------------------

* Incorporated by reference to the corresponding exhibit to Pre-Effective Amendment No. 1 to the Registrants' Registration Statement on Form S-3 (File No. 333-46893) filed on April 16, 1998.

**  To be filed by amendment.